     As filed with the Securities and Exchange Commission on April 30, 1997
                                                     1933 Act File No.  2-79141

_______________________________________________________________________________
_______________________________________________________________________________

                        SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                              __________________
                                   FORM N-3
                           REGISTRATION STATEMENT
                                    UNDER
                         THE SECURITIES ACT OF 1933

                       POST-EFFECTIVE AMENDMENT NO. 22



                            REGISTRATION STATEMENT
                                   UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                         POST-EFFECTIVE AMENDMENT NO. 1


                      MONEY MARKET VARIABLE ACCOUNT

                        (Exact Name of Registrant)


               Sun Life Assurance Company of Canada (U.S.)
                       (Name of Insurance Company)

     One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181
                                (617) 237-6030

         (Address of Insurance Company's Principal Executive Offices)

       Stephen E. Cavan, Massachusetts Financial Services Company,
             500 Boylston Street, Boston, Massachusetts 02116
                  (Name and Address of Agent for Service)

                     With Copies of Communications to:

              Bonnie S. Angus, Sun Life Assurance Company of Canada (U.S.)
                50 Milk Street, Boston, Massachusetts 02109


               APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 It is proposed that this filing will become effective (check appropriate box)


/ /  immediately upon filing pursuant to paragraph (b)
/X/  on April 30, 1997 pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)(i)
/ /  on [date] pursuant to paragraph (a)(i)
/ /  75 days after filing pursuant to paragraph (a)(ii)
/ /  on [date] pursuant to paragraph (a)(ii) of rule 485.
If appropriate, check the following box:
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment



Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities under the Securities Act of 1933. The Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 1996 was filed on February 28, 1997.

_______________________________________________________________________________
_______________________________________________________________________________

                        MONEY MARKET VARIABLE ACCOUNT
                         HIGH YIELD VARIABLE ACCOUNT
                    CAPITAL APPRECIATION VARIABLE ACCOUNT
                   GOVERNMENT SECURITIES VARIABLE ACCOUNT
                      WORLD GOVERNMENTS VARIABLE ACCOUNT
                        TOTAL RETURN VARIABLE ACCOUNT
                       MANAGED SECTORS VARIABLE ACCOUNT
                       --------------------------------


                             CROSS REFERENCE SHEET
                             ---------------------


        (Pursuant to Rule 495(a) under The Securities Act of 1933)


ITEM IN                                           LOCATION IN
FORM N-3, PART A                               PROSPECTUS; CAPTION
----------------                               -------------------
1  Cover Page                                  Cover Page

2  Definitions                                 Definitions

3  Synopsis                                    Synopsis: Expense Summary

4  Condensed Financial Information             Condensed Financial Information

5  General Description of Registrant           A Word about the Company and
    and Insurance Company                       the Variable Accounts

6  Management                                  Management of the Variable
                                                Accounts

7  Deductions and Expenses                     Contract Charges

8  General Description of Variable             Purchase Payments and Contract
    Annuity Contracts                           Values during Accumulation
                                                Period; other Contractual
                                                Provisions

9  Annuity Period                              Annuity Provisions

10 Death Benefit                               Death Benefit

11 Purchases and Contract Value                Purchase Payments and Contract
                                                Values during Accumulation
                                                Period

ITEM IN                                           LOCATION IN
FORM N-3, PART A                               PROSPECTUS; CAPTION
----------------                               -------------------
12 Redemptions                                 Cash Withdrawals

13 Taxes                                       Federal Tax Status

14 Legal Proceedings                           Legal Proceedings

15 Table of Contents of the Statement          Table of Contents for Statement
    of Additional Information                   of Additional Information

ITEM IN                                          LOCATION IN STATEMENT OF
FORM N-3, PART B                               ADDITIONAL INFORMATION; CAPTION
----------------                               -------------------------------
16 Cover Page                                  Cover Page

17 Table of Contents                           Table of Contents

18 General Information and History             General Information and History

19 Investment Objectives and Policies          The Variable Accounts' Investment
                                                Objectives, Policies and
                                                Restrictions; a Word about the
                                                Company and the Variable
                                                Accounts*

20 Management                                   Management of the Variable
                                                 Accounts

21 Investment Advisory and Other                 Management of the Variable
    Services                                      Accounts

22 Brokerage Allocation                          Management of the Variable
                                                  Accounts

23 Purchase and Pricing of Securities            Purchase Payments and Contract
    being Offered                                  Values during Accumulation
                                                   Period*

24 Underwriters                                  Distribution of the Contracts

25 Calculation of Performance Data               Not Applicable

26 Annuity Payments                              Annuity Provisions

27 Financial Statements                          Accountants and Financial
                                                   Statements

_________________________
* In the Prospectus

                                                                      PROSPECTUS
                                                                     MAY 1, 1997
                                   COMPASS 2

    The individual flexible payment deferred annuity contracts (the "Contracts") offered by this Prospectus are designed for use in connection with personal retirement plans, some of which may qualify for federal income tax advantages available under Sections 401, 403, 408 or 457 of the Internal Revenue Code. The Contracts are issued by Sun Life Assurance Company of Canada (U.S.) (the "Company") in connection with Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account, and Managed Sectors Variable Account. The Company's Annuity Service Mailing Address is: Sun Life Annuity Service Center, P.O. Box 1024, Boston, Massachusetts 02103.

    The Owner of a Contract may elect to have Contract values accumulated on a fixed basis in the Fixed Account (which is part of the Company's general account and pays interest at a guaranteed fixed rate) or on a variable basis in one or more of the Variable Accounts described in this Prospectus, or divided among the Fixed Account and Variable Accounts. If the Owner elects certain forms of an annuity as a retirement benefit, payments may be funded from all or any of the Accounts. Contract values allocated to the Variable Accounts and annuity payments elected on a variable basis will vary to reflect the investment performance of the Variable Accounts selected by the Owner.

    Money Market Variable Account will seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months. AN INVESTMENT IN THIS ACCOUNT IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

    High Yield Variable Account will seek high current income and capital appreciation by investing primarily in fixed income securities of United States and foreign issuers which may be in the lower rated categories or unrated (commonly known as "junk bonds") and may include equity features. These securities generally involve greater volatility of price and risk to principal and income and less liquidity than securities in the higher rated categories.

    Capital Appreciation Variable Account will seek capital appreciation by investing in securities of all types, with major emphasis on common stocks.

    Government Securities Variable Account will seek current income and preservation of capital by investing in U.S. Government and Government-related Securities.

    Total Return Variable Account will seek primarily to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income. Assets will be allocated and reallocated from time to time between money market, fixed income and equity securities. Under normal market conditions, at least 25% of the Variable Account's assets will be invested in fixed income securities, and at least 40% and no more than 75% of its assets will be invested in equity securities.

    World Governments Variable Account will seek moderate current income and preservation and growth of capital by investing in a portfolio of U.S. and Foreign Government Securities.

    Managed Sectors Variable Account will seek capital appreciation by varying the weighting of its portfolio of common stocks among certain industry sectors. Dividend income, if any, is incidental to its objective of capital appreciation.

    This Prospectus sets forth information about the Contracts and the Variable Accounts that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Accounts has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 1997, as amended or supplemented from time to time (the "SAI"), which is incorporated herein by reference. The SAI is available from the Company without charge upon written request to the above address or by telephoning (800) 752-7215. The Table of Contents for the SAI is shown on page 31 of this Prospectus.

    THE CONTRACTS ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

                               TABLE OF CONTENTS

                                                                           PAGE
 Definitions                                                                 2
 Synopsis                                                                    3
 Expense Summary                                                             4
 Condensed Financial Information                                             5
 Financial Statements                                                        9
 A Word About the Company and the Variable Accounts                          9
 Portfolio Transactions                                                     19
 Management of the Variable Accounts                                        19
 Purchase Payments and Contract Values During Accumulation Period           20
 Cash Withdrawals                                                           22
 Death Benefit                                                              23
 Contract Charges                                                           24
 Annuity Provisions                                                         26
 Other Contractual Provisions                                               27
 Federal Tax Status                                                         29
 Distribution of the Contracts                                              30
 Legal Proceedings                                                          31
 Contract Owner Inquiries                                                   31
 Table of Contents for Statement of Additional Information                  31
 Appendix A--State Premium Taxes                                            32
 Appendix B--Commercial Paper and Bond Ratings                              32
 Appendix C--Investment Techniques                                          36
 Appendix D--Industry Sectors                                               47
 Appendix E--Portfolio Composition Chart                                    50

                                  DEFINITIONS

    The following terms as used in this Prospectus have the indicated meanings:

Accumulation Account: An account established for the Contract to which net Purchase Payments are credited in the form of Accumulation Units.

Accumulation Unit: A unit of measure used in the calculation of the value of the Accumulation Account. There are two types of Accumulation Units: Variable Accumulation Units and Fixed Accumulation Units.

Annuitant: The person or persons named in the Contract and on whose life the first annuity payment is to be made.

Annuity Commencement Date: The date on which the first annuity payment is to be made.

Annuity Unit: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment.

Beneficiary: The person who has the right to the death benefit set forth in the Contract.

Contract Years and Contract Anniversaries: The first Contract Year shall be the period of 12 months plus a part of a month as measured from the date the Contract is issued to the first day of the calendar month which follows the calendar month of issue. All Contract Years and Anniversaries thereafter shall be 12 month periods based upon such first day of the calendar month which follows the calendar month of issue.

Due Proof of Death: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

Fixed Account: The Fixed Account consists of all assets of the Company other than those allocated to separate accounts of the Company.

Fixed Annuity:  An annuity with payments which do not vary as to dollar amount.

Non-Qualified Contract: A Contract used in connection with a retirement plan which does not receive favorable federal income tax treatment under Sections 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended (the "Code"). Such Contract must be owned by a natural person or agent for a natural person for the Contract to receive favorable income tax treatment as an annuity.

Owner: The person, persons or entity entitled to the ownership rights stated in the Contract and in whose name or names the Contract is issued.

Payee: The recipient of payments under the Contract. The term may include an Annuitant, a Beneficiary who becomes entitled to benefits upon the death of the Annuitant and any person who is designated as the beneficiary of distributions made as a result of the death of the Owner.

Purchase Payment (Payment): An amount paid to the Company by the Owner or on the Owner's behalf as consideration for the benefits provided by the Contract.

Qualified Contract: A Contract used in connection with a retirement plan which receives favorable federal income tax treatment under Sections 401, 403, 408 or 457 of the Code.

Valuation Period: The period of time from one determination of Accumulation Unit and Annuity Unit values to the next subsequent determination of these values.

Variable Annuity: An annuity with payments which vary as to dollar amount in relation to the investment performance of specified Variable Accounts.

                                    SYNOPSIS

    Purchase Payments are allocated to the Variable Accounts or the Fixed Account or to both the Variable Accounts and the Fixed Account as selected by the Owner. Purchase Payments must total at least $300 for the first Contract Year and each Purchase Payment must be at least $25 (see "Purchase Payments" on page 20). Subject to certain conditions, during the accumulation period, the Owner may, without charge, transfer amounts among the Variable Accounts and between the Variable Accounts and the Fixed Account (see "Transfers/Conversions of Accumulation Units" on page 22).

    No sales charge is deducted from Purchase Payments; however, if any portion of a Contract's Accumulation Account is surrendered, the Company will, with certain exceptions, deduct a 5% withdrawal charge (contingent deferred sales charge) to cover certain expenses relating to the sale of the Contracts. A portion of the Accumulation Account may be withdrawn each year without the assessment of a withdrawal charge and after a Purchase Payment has been held by the Company for five years it may be withdrawn without charge. Also, no withdrawal charge is assessed upon annuitization or upon the transfers/conversions described above (see "Cash Withdrawals" and "Withdrawal Charges" on pages 22 and 25, respectively).

    Special restrictions on withdrawals apply to Contracts used with Tax-Sheltered Annuities established pursuant to Section 403(b) of the Code (see "Cash Withdrawals--Section 403(b) Annuities" on page 22).

    In addition, under certain circumstances, withdrawals may result in tax penalties (see "Federal Tax Status" on page 29).

    In the event of the death of the Annuitant prior to the Annuity Commencement Date, the Company will pay a death benefit to the Beneficiary. If the death of the Annuitant occurs on or after the Annuity Commencement Date, no death benefit will be payable under the Contract except as may be provided under the annuity option elected (see "Death Benefit" on page 23).

    On each Contract Anniversary and on surrender of the Contract for full value, the Company will deduct a contract maintenance charge of $25 from the Accumulation Account to reimburse it for administrative expenses related to the issuance and maintenance of the Contracts. After the Annuity Commencement Date the charge will be deducted pro rata from each annuity payment made during the year (see "Contract Maintenance Charge" on page 24).

    The Company also deducts a mortality and expense risk charge at the end of each Valuation Period equal to an annual rate of 1.30% of the daily net assets of Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account and Government Securities Variable Account attributable to the Contracts and 1.25% of the daily net assets of World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account attributable to the Contracts for mortality and expense risks assumed by the Company (see "Mortality and Expense Risk Charge" on page 25).

    The Company makes a deduction from the Variable Accounts at the end of each Valuation Period for the investment management fees payable to the investment adviser, Massachusetts Financial Services Company ("MFS" or the "Adviser"). These fees are based upon average daily net assets of each Variable Account (see "Management of the Variable Accounts" and "Investment Management Fees" on pages 19 and 25, respectively).

    Premium taxes payable to any governmental entity will be charged against the Contracts (see "Premium Taxes" on page 26).

    Annuity payments will begin on the Annuity Commencement Date. The Owner selects the Annuity Commencement Date, frequency of payments, and the annuity option (see "Annuity Provisions" on page 26).

    If the Owner is not satisfied with the Contract it may be returned to the Company at its Annuity Service Mailing Address within ten days after delivery to the Owner. When the Company receives the returned Contract it will be canceled and the value of the Contract's Accumulation Account at the end of the Valuation Period during which the Contract was received by the Company will be refunded. However, if applicable state law so requires, the full amount of any Purchase Payment(s) received by the Company will be refunded.

                                EXPENSE SUMMARY

    The purpose of the following table is to help Owners and prospective purchasers of the Contracts to understand the costs and expenses that are borne, directly and indirectly, by Contract Owners. The information set forth should be considered together with the narrative provided under the heading "Contract Charges" in this Prospectus. In addition to the expenses listed below, premium taxes may be applicable.

                                  MONEY     HIGH       CAPITAL      GOVERNMENT    TOTAL       WORLD      MANAGED
                                 MARKET     YIELD    APPRECIATION   SECURITIES   RETURN    GOVERNMENTS   SECTORS
 CONTRACT OWNER TRANSACTION      VARIABLE  VARIABLE    VARIABLE      VARIABLE    VARIABLE   VARIABLE     VARIABLE
   EXPENSES                      ACCOUNT   ACCOUNT     ACCOUNT       ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT
 ------------------------------  -------   -------   ------------   ----------   -------   -----------   -------
 Sales Load Imposed on
  Purchases....................      0      0               0            0           0           0           0
 Deferred Sales Load (as a
  percentage of Purchase
  Payments withdrawn)(1)
   Years Payment in Account
     0-5.......................   5   %     5   %        5   %         5   %      5   %       5   %       5   %
     more than 5...............   0   %     0   %        0   %         0   %      0   %       0   %       0   %
 Exchange Fee..................   0         0            0             0          0           0           0
 ANNUAL CONTRACT FEE                                            $25 per contract
 ANNUAL EXPENSES
 (as a percentage of average
  net assets)
 Management Fees...............   0.50%     0.75%        0.75%         0.55%      0.75%       0.75%       0.75%
 Mortality and Expense Risk
  Fees.........................   1.30%     1.30%        1.30%         1.30%      1.25%       1.25%       1.25%
 Other Expenses................   0.08%     0.13%        0.03%         0.07%      0.07%       0.25%       0.10%
 Total Annual Expenses.........   1.88%     2.18%        2.08%         1.92%      2.07%       2.25%       2.10%

------------------------------
(1) A portion of the Accumulation Account value may be withdrawn each year without imposition of any withdrawal charge, and after a Purchase Payment has been held by the Company for five years it may be withdrawn free of any withdrawal charge.

                                    EXAMPLE

    If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                             ------   -------   -------   --------
 Money Market Variable Account.............    $64      $104      $147      $220
 High Yield Variable Account...............     67       113       162       251
 Capital Appreciation Variable Account.....     66       110       157       241
 Government Securities Variable Account....     64       105       149       224
 World Governments Variable Account........     68       115       165       258
 Managed Sectors Variable Account..........     66       111       158       243
 Total Return Variable Account.............     66       110       156       240

    If you do NOT surrender your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                             ------   -------   -------   --------
 Money Market Variable Account.............    $19      $59       $102      $220
 High Yield Variable Account...............     22       68        117       251
 Capital Appreciation Variable Account.....     21       65        112       241
 Government Securities Variable Account....     19       60        104       224
 World Governments Variable Account........     23       70        120       258
 Managed Sectors Variable Account..........     21       66        113       243
 Total Return Variable Account.............     21       65        111       240

    THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LOWER THAN THOSE SHOWN.

               CONDENSED FINANCIAL INFORMATION--PER ACCUMULATION
                        UNIT INCOME AND CAPITAL CHANGES

    The following information should be read in conjunction with the financial statements included in the Variable Accounts' Annual Report to Contract Owners which is incorporated by reference into the SAI. The financial statements have been audited by Deloitte & Touche LLP, independent certified public accountant.

                            PER UNIT AND OTHER DATA

                                                                   MONEY MARKET VARIABLE ACCOUNT
                                 --------------------------------------------------------------------------------------------------
                                                                             COMPASS 2
                                 --------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                 --------------------------------------------------------------------------------------------------
                                   1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
 PER UNIT DATA*
   Investment Income...........  $ 0.9058  $ 0.9560  $ 0.6615  $ 0.4864  $ 0.5772  $ 0.9108  $ 1.1445  $ 1.1960  $ 0.9241  $ 0.7777
   Expenses....................    0.3162    0.3046    0.2919    0.2837    0.2741    0.2670    0.2627    0.2374    0.2255    0.2130
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
   Net investment income.......  $ 0.5896  $ 0.6514  $ 0.3696  $ 0.2027  $ 0.3031  $ 0.6438  $ 0.8818  $ 0.9586  $ 0.6986  $ 0.5647
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
   Net increase in unit
    value......................  $ 0.5896  $ 0.6514  $ 0.3696  $ 0.2027  $ 0.3031  $ 0.6438  $ 0.8818  $ 0.9586  $ 0.6986  $ 0.5647
   Unit value:
     Beginning of year.........   16.5213   15.8699   15.5003   15.2976   14.9945   14.3507   13.4689   12.5103   11.8117   11.2470
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
     End of year...............  $17.1109  $16.5213  $15.8699  $15.5003  $15.2976  $14.9945  $14.3507  $13.4689  $12.5103  $11.8117
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
 RATIOS (TO AVERAGE NET
  ASSETS):
   Expenses (excluding
    mortality and expense risk
    charges)#..................  0.58%     0.58%     0.58%     0.36%     0.59%     0.58%     0.57%     0.56%     0.58%     0.61%
   Net investment income.......  3.49%     4.00%     2.37%     1.30%     2.03%     4.46%     6.35%     7.44%     5.84%     5.09%
 NUMBER OF UNITS OUTSTANDING AT
  END OF YEAR (000'S
  OMITTED).....................  5,208     6,501     6,851     6,418     8,026     12,023    20,431    23,445    25,541    20,516

                                                                    HIGH YIELD VARIABLE ACCOUNT
                                 --------------------------------------------------------------------------------------------------
                                                                             COMPASS 2
                                 --------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                 --------------------------------------------------------------------------------------------------
                                   1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
 PER UNIT DATA*
   Investment Income...........  $ 2.7199  $ 2.5137  $ 2.2324  $ 2.0867  $ 2.0657  $ 1.9834  $ 2.0156  $ 1.6801  $ 1.5637  $ 2.1786
   Expenses....................    0.6035    0.5356    0.5062    0.4797    0.4061    0.3287    0.2819    0.3029    0.2871    0.4004
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
   Net investment income.......  $ 2.1164  $ 1.9781  $ 1.7262  $ 1.6070  $ 1.6596  $ 1.6547  $ 1.7337  $ 1.3772  $ 1.2766  $ 1.7782
   Net realized and unrealized
    gains (losses) on
    investments................    0.7999    1.4936   (2.4077)   2.0365    0.7352    3.8799   (3.6674)  (1.7552)   0.2637   (2.1693)
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
   Net increase (decrease) in
    unit value.................  $ 2.9163  $ 3.4717  $(0.6815) $ 3.6435  $ 2.3948  $ 5.5346  $(1.9337) $(0.3780) $ 1.5403  $(0.3911)
   Unit value:
     Beginning of year.........   26.1493   22.6776   23.3591   19.7156   17.3208   11.7862   13.7199   14.0979   12.5576   12.9487
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
     End of year...............  $29.0656  $26.1493  $22.6776  $23.3591  $19.7156  $17.3208  $11.7862  $13.7199  $14.0979  $12.5576
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
 RATIOS (TO AVERAGE NET
  ASSETS):
   Expenses (excluding
    mortality and expense risk
    charges)#..................  0.88%     0.88%     0.91%     0.86%     0.93%     0.87%     0.86%     0.80%     0.82%     0.78%
   Net investment income.......  7.59%     7.91%     7.41%     6.97%     9.03%     10.85%    13.14%    9.47%     9.43%     9.21%
 PORTFOLIO TURNOVER............  108%      88%       77%       67%       61%       38%       14%       34%       37%       50%
 NUMBER OF UNITS OUTSTANDING AT
  END OF YEAR (000'S
  OMITTED).....................  4,956     5,649     6,433     7,564     8,218     9,376     11,578    18,700    25,673    30,554

*Per unit data for the years ended December 31, 1988 through 1995 has been computed based on the average number of units outstanding during each year. Per unit data for the year ended December 31, 1987 has been computed for a unit outstanding throughout the year.
#For years ending on or after December 31, 1995, the expense ratio is calculated without reduction for fees paid indirectly.

                                                               CAPITAL APPRECIATION VARIABLE ACCOUNT
                                 --------------------------------------------------------------------------------------------------
                                                                             COMPASS 2
                                 --------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                 --------------------------------------------------------------------------------------------------
                                   1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
 PER UNIT DATA*
   Investment Income...........  $ 0.2861  $ 0.3624  $ 0.4277  $ 0.3914  $ 0.2670  $ 0.4256  $ 0.7721  $ 0.4744  $ 0.3827  $ 0.3337
   Expenses....................    0.8695    0.6989    0.6325    0.6436    0.5467    0.4756    0.4357    0.4027    0.3144    0.3504
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
   Net investment income
    (loss).....................  $(0.5834) $(0.3365) $(0.2048) $(0.2522) $(0.2797) $(0.0500) $ 0.3364  $ 0.0717  $ 0.0683  $(0.0167)
   Net realized and unrealized
    gains (losses) on
    investments................    8.2790   10.0409   (4.6898)   3.8863    2.9108    6.8100   (2.2521)   6.2337    1.3821    0.4016
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
   Net increase (decrease) in
    unit value.................  $ 7.6956  $ 9.7044  $(4.8946) $ 3.6341  $ 2.6311  $ 6.7600  $(1.9157) $ 6.3054  $ 1.4504  $ 0.3849
   Unit value:
     Beginning of year.........   37.7151   28.0107   32.9053   29.2712   26.6401   19.8801   21.7958   15.4904   14.0400   13.6551
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
     End of year...............  $45.4107  $37.7151  $28.0107  $32.9053  $29.2712  $26.6401  $19.8801  $21.7958  $15.4904  $14.0400
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
 RATIOS (TO AVERAGE NET
  ASSETS):
   Expenses (excluding
    mortality and expense risk
    charges)#..................  0.78%     0.80%     0.79%     0.78%     0.80%     0.79%     0.79%     0.78%     0.81%     0.78%
   Net investment income
    (loss).....................  (1.41%  ) (1.02%  ) (0.69%  ) (0.83%  ) (1.08%  ) (0.23%  ) 1.58%     0.36%     0.46%     (0.10%  )
 PORTFOLIO TURNOVER............  66%       96%       95%       56%       34%       62%       36%       83%       73%       105%
 AVERAGE COMMISSION RATE###....  $ 0.0371     --        --        --        --        --        --        --        --        --
 NUMBER OF UNITS OUTSTANDING AT
  END OF YEAR (000'S
  OMITTED).....................  9,004     10,014    11,310    13,833    14,914    16,570    17,753    19,680    22,356    29,999

                                                               GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                 --------------------------------------------------------------------------------------------------
                                                                             COMPASS 2
                                 --------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                 --------------------------------------------------------------------------------------------------
                                   1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
 PER UNIT DATA*
   Investment Income...........  $ 1.9022  $ 1.7836  $ 1.5648  $ 1.5732  $ 1.4340  $ 1.5470  $ 1.4496  $ 1.3206  $ 1.1517  $ 0.9243
   Expenses....................    0.4873    0.4564    0.4229    0.4238    0.3672    0.3476    0.3143    0.2824    0.2641    0.2023
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
   Net investment income.......  $ 1.4149  $ 1.3272  $ 1.1419  $ 1.1494  $ 1.0668  $ 1.1994  $ 1.1353  $ 1.0382  $ 0.8876  $ 0.7220
   Net realized and unrealized
    gains (losses) on
    investments................   (1.3216)   2.2488   (1.8508)   0.4454    0.0662    1.3572    0.0972    0.6573   (0.0194)  (0.8901)
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
   Net increase (decrease) in
    unit value.................  $ 0.0933  $ 3.5760  $(0.7089) $ 1.5948  $ 1.1330  $ 2.5566  $ 1.2325  $ 1.6955  $ 0.8682  $(0.1681)
   Unit value:
     Beginning of year.........   25.5791   22.0031   22.7120   21.1172   19.9842   17.4276   16.1951   14.4996   13.6314   13.7995
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
     End of year...............  $25.6724  $25.5791  $22.0031  $22.7120  $21.1172  $19.9842  $17.4276  $16.1951  $14.4996  $13.6314
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
 RATIOS (TO AVERAGE NET
  ASSETS):
   Expenses (excluding
    mortality and expense risk
    charges)#..................  0.62%     0.63%     0.61%     0.61%     0.62%     0.60%     0.60%     0.55%     0.56%     0.56%
   Net investment income.......  5.53%     5.51%     5.09%     5.11%     5.51%     6.50%     6.81%     6.70%     6.24%     6.61%
 PORTFOLIO TURNOVER............  39%       80%       41%       81%       175%      149%      107%      156%      498%      384%
 NUMBER OF UNITS OUTSTANDING AT
  END OF YEAR (000'S
  OMITTED).....................  7,255     8,361     11,308    12,679    15,059    17,986    20,248    23,744    28,085    33,406

   *Per unit data for the years ended December 31, 1988 through 1995 has been computed based on the average number of units outstanding during each year. Per unit data for the year ended December 31, 1987 has been computed for a unit outstanding throughout the year.
   #For years ending on or after December 31, 1995, the expense ratio is calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

                                                             MANAGED SECTORS VARIABLE ACCOUNT
                                 ----------------------------------------------------------------------------------------
                                                                        COMPASS 2
                                 ----------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                 ----------------------------------------------------------------------------------------
                                   1996      1995      1994      1993      1992      1991      1990      1989     1988*
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------
 PER UNIT DATA**
   Investment Income...........  $ 0.2838  $ 0.3277  $ 0.3066  $ 0.1822  $ 0.1121  $ 0.2357  $ 0.3501  $ 0.4276  $ 0.2608
   Expenses....................    0.7089    0.6066    0.5155    0.4994    0.4782    0.3848    0.3465    0.3783    0.1869
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------
   Net investment income
    (loss).....................  $(0.4251) $(0.2789) $(0.2089) $(0.3172) $(0.3661) $(0.1491) $ 0.0036  $ 0.0493  $ 0.0739
   Net realized and unrealized
    gains (losses) on
    investments................    5.6281    7.7615   (0.6162)   1.2397    1.5079    8.8466   (2.3247)   5.2969    0.8687
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------
   Net increase (decrease) in
    unit value.................  $ 5.2030  $ 7.4826  $(0.8251) $ 0.9225  $ 1.1418  $ 8.6975  $(2.3211) $ 5.3462  $ 0.9426
   Unit value:
     Beginning of year.........   31.3870   23.9044   24.7295   23.8070   22.6652   13.9677   16.2888   10.9426   10.0000++
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------
     End of year...............  $36.5900  $31.3870  $23.9044  $24.7295  $23.8070  $22.6652  $13.9677  $16.2888  $10.9426
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------
 RATIOS (TO AVERAGE NET
  ASSETS):
   Expenses (excluding
    mortality and expense risk
    charges)#..................  0.85%     0.87%     0.90%     0.91%     0.92%     0.98%     1.08%     1.25%     1.25%   +
   Net investment income
    (loss).....................  (1.36%  ) (1.07%  ) (0.97%  ) (1.49%  ) (1.75%  ) (0.97%  ) (0.05%  ) 0.25%     0.92%   +
 PORTFOLIO TURNOVER............  64%       115%      111%      122%      34%       52%       71%       66%       66%
 AVERAGE COMMISSION RATE###....  $ 0.0459     --        --        --        --        --        --        --        --
 NUMBER OF UNITS OUTSTANDING AT
  END OF YEAR
  (000'S OMITTED)..............  729       788       800       878       1,041     899       706       623       279

                                                              TOTAL RETURN VARIABLE ACCOUNT
                                 ----------------------------------------------------------------------------------------
                                                                        COMPASS 2
                                 ----------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                 ----------------------------------------------------------------------------------------
                                   1996      1995      1994      1993      1992      1991      1990      1989     1988*
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------
 PER UNIT DATA**
   Investment Income...........  $ 1.1203  $ 1.0394  $ 0.8583  $ 0.8513  $ 0.9191  $ 0.9092  $ 0.7861  $ 0.8633  $ 0.4933
   Expenses....................    0.4844    0.4118    0.3704    0.3616    0.3303    0.2828    0.2550    0.2396    0.1585
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------
   Net investment income.......  $ 0.6359  $ 0.6276  $ 0.4879  $ 0.4897  $ 0.5888  $ 0.6264  $ 0.5311  $ 0.6237  $ 0.3348
   Net realized and unrealized
    gains (losses) on
    investments................    2.1508    4.1572   (1.0193)   1.5255    0.7552    1.9553   (0.7112)   1.0596    0.2254
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------
   Net increase (decrease) in
    unit value.................  $ 2.7867  $ 4.7848  $(0.5314) $ 2.0152  $ 1.3440  $ 2.5817  $(0.1801) $ 1.6833  $ 0.5602
   Unit value:
     Beginning of year.........   22.2577   17.4729   18.0043   15.9891   14.6451   12.0634   12.2435   10.5602   10.0000++
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------
     End of year...............  $25.0444  $22.2577  $17.4729  $18.0043  $15.9891  $14.6451  $12.0634  $12.2435  $10.5602
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------
 RATIOS (TO AVERAGE NET
  ASSETS):
   Expenses (excluding
    mortality and expense risk
    charges)#..................  0.82%     0.83%     0.82%     0.76%     0.86%     0.84%     0.85%     0.81%     0.94%   +
   Net investment income.......  2.59%     2.99%     2.60%     2.43%     3.63%     4.52%     4.26%     5.24%     4.65%   +
 PORTFOLIO TURNOVER............  140%      105%      63%       89%       94%       80%       53%       78%       13%
 AVERAGE COMMISSION RATE.......  $ 0.0538     --        --        --        --        --        --        --        --
 NUMBER OF UNITS OUTSTANDING AT
  END OF YEAR
  (000'S OMITTED)..............  4,414     4,801     5,410     5,889     5,732     5,215     5,738     5,464     3,455

   +Annualized.
   *From commencement date, April 12, 1988, to December 31, 1988.
  **Per unit data has been computed based on the average number of units outstanding during each year.
   ++Unit value on date of commencement of operations.
   #For years ending on or after December 31, 1995, the expense ratio is calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

                                                            WORLD GOVERNMENTS VARIABLE ACCOUNT
                                 ----------------------------------------------------------------------------------------
                                                                        COMPASS 2
                                 ----------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                 ----------------------------------------------------------------------------------------
                                   1996      1995      1994      1993      1992      1991      1990      1989     1988*
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------
 PER UNIT DATA**
   Investment Income...........  $ 1.2469  $ 1.3112  $ 1.0805  $ 1.1460  $ 1.2892  $ 1.1907  $ 0.9632  $ 0.9867  $ 0.6303
   Expenses....................    0.4084    0.3863    0.3565    0.3704    0.3624    0.3190    0.2938    0.2561    0.1731
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------
   Net investment income.......  $ 0.8385  $ 0.9249  $ 0.7240  $ 0.7756  $ 0.9268  $ 0.8717  $ 0.6694  $ 0.7306  $ 0.4572
   Net realized and unrealized
    gains (losses) on
    investments................   (0.2694)   1.3509   (1.7959)   1.6880   (1.0654)   0.7237    0.9654    0.0077    0.1549
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------
   Net increase (decrease) in
    unit value.................  $ 0.5691  $ 2.2758  $(1.0719) $ 2.4636  $(0.1386) $ 1.5954  $ 1.6348  $ 0.7383  $ 0.6121
   Unit value:
     Beginning of year.........   18.1095   15.8337   16.9056   14.4420   14.5806   12.9852   11.3504   10.6121   10.0000++
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------
     End of year...............  $18.6786  $18.1095  $15.8337  $16.9056  $14.4420  $14.5806  $12.9852  $11.3504  $10.6121
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------
 RATIOS (TO AVERAGE NET
  ASSETS):
   Expenses (excluding
    mortality and expense risk
    charges)#..................  1.00%     1.00%     1.00%     0.94%     1.15%     1.18%     1.22%     1.22%     1.25%   +
   Net investment income.......  4.54%     5.25%     4.45%     4.12%     6.03%     6.51%     5.55%     6.92%     9.55%   +
 PORTFOLIO TURNOVER............  397%      330%      256%      202%      133%      229%      120%      148%      87%
 NUMBER OF UNITS OUTSTANDING AT
  END OF YEAR
  (000'S OMITTED)..............  588       824       983       1,092     949       884       836       874       876

 +Annualized.
 *From commencement date, April 12, 1988, to December 31, 1988.
**Per unit data has been computed based on the average number of units outstanding during each year.
 #For years ending on or after December 31, 1995, the expense ratio is calculated without reduction for fees paid indirectly.
 ++Unit value on date of commencement of operations.

                              FINANCIAL STATEMENTS

    Financial Statements of the Variable Accounts and the Company are included in the SAI.

               A WORD ABOUT THE COMPANY AND THE VARIABLE ACCOUNTS

THE COMPANY

    Sun Life Assurance Company of Canada (U.S.) (the "Company") is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. Its Executive Office is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181. The Company is a wholly-owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Ontario, Canada M5H IJ9, a mutual life insurance company incorporated in Canada in 1865.

THE VARIABLE ACCOUNTS

    Money Market Variable Account ("MMVA"), High Yield Variable Account ("HYVA") and Capital Appreciation Variable Account ("CAVA") were established as separate accounts of the Company on July 22, 1982 pursuant to a resolution of its Board of Directors. Government Securities Variable Account ("GSVA") was established on April 20, 1984. World Governments Variable Account ("WGVA"), Total Return Variable Account ("TRVA") and Managed Sectors Variable Account ("MSVA") were established on January 4, 1988. Under Delaware insurance law and the Contracts, the income, gains or losses of the Variable Accounts are credited to or charged against the assets of the Variable Accounts without regard to the other income, gains or losses of the Company. Although the assets maintained in the Variable Accounts will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

    In addition to the Contracts offered by this Prospectus, the Company issues other variable annuity contracts participating in the Variable Accounts.

    MMVA, CAVA, GSVA and TRVA are registered with the Securities and Exchange Commission as open-end, diversified, management investment companies under the Investment Company Act of 1940. HYVA, WGVA and MSVA are registered as open-end, non-diversified management investment companies. Each of the Variable Accounts meets the definition of a separate account under federal securities laws.

INVESTMENT OBJECTIVES AND POLICIES

    The following is a description of the Variable Accounts' investment objectives and policies. The objectives may not be changed without approval of owners of and payees under the Contracts and other contracts participating in the investment experience of the Variable Accounts. The Statement of Additional Information also includes a discussion of specific investment restrictions which govern the Variable Accounts' investment policies. These specific investment restrictions may not be changed without approval of owners of and payees under the Contracts and other contracts participating in the investment experience of the Variable Accounts (see "Voting Rights").

MONEY MARKET VARIABLE ACCOUNT

    MMVA will seek maximum current income to the extent consistent with stability of principal by investing exclusively in the following types of U.S. dollar denominated money market instruments which mature in less than 13 months:

        (a) Obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities.

        (b) Bank certificates of deposit issued by domestic or foreign branches of any U.S. or Canadian chartered bank which has total assets in excess of $1 billion (U.S.) ("Eurodollar CD's") and bankers' acceptances issued by domestic branches of any such bank.

        (c) Commercial paper which at the date of investment is rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc. (see Appendix B for a description of the ratings).

        (d) Repurchase agreements for the purchase of obligations which are suitable for investment under paragraph (a) above.

    Under regulations currently in effect, the average maturity of investments in the Account may not exceed 90 days.

HIGH YIELD VARIABLE ACCOUNT

    HYVA will seek high current income and capital appreciation by investing primarily in fixed-income securities of U.S. and foreign issuers. These securities may be denominated in U.S. dollars or foreign currencies. Securities offering the high current income sought by HYVA are ordinarily in the lower rated (that is, rated BBB or lower by Standard & Poor's Ratings Services ("S&P") or Fitch's Investors Service, Inc. ("Fitch") or Baa or lower by Moody's Investors Service, Inc. ("Moody's")) or non-rated categories and may include equity features. Securities which are in the lower rated categories of recognized rating agencies or are unrated may involve greater volatility of price and risk of principal and income than securities in the higher rated categories (see Appendix B for a description of the ratings). In particular, securities rated BBB by S&P or Fitch or Baa by Moody's (and comparable unrated securities) are considered to have speculative characteristics, while securities rated lower than BBB by S&P or Fitch or Baa by Moody's (and comparable unrated securities) (commonly known as "junk bonds") are considered speculative (see "Additional Risk Factors Regarding Lower Rated Securities" below and Appendix B to this Prospectus for a further description of the risks associated with investing in these securities; see Appendix E for a chart indicating the composition of HYVA's portfolio for the year ended December 31, 1996, with the debt securities separated into rating categories and comparable unrated securities).

    Fixed-income securities include preferred and preference stocks and all types of debt obligations of both domestic and foreign corporate and government issuers, such as bonds, debentures, notes, repurchase agreements, equipment lease contracts, loan participations, corporate asset-backed securities, commercial paper, and obligations issued or guaranteed by the U.S. government, any foreign government or any of their respective political subdivisions, agencies or instrumentalities (including obligations secured by such instruments). HYVA may invest in restricted securities, subject to the restriction against investing more than 10% of its net assets in securities that are not readily marketable. HYVA may also enter into mortgage "dollar roll" transactions on up to 10% of its total assets. See Appendix C for a description of the risks associated with these investments and techniques.

    Corporate debt securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or of a different issuer; participations based on revenues, sales or profits; or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit). Under normal market conditions, no more than 25% of the value of HYVA's total assets will be invested in equity securities, including common stock, warrants and stock subscription rights, but excluding convertible debt securities.

    The fixed income securities in which HYVA may invest also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PlK Bonds") (see Appendix C, "Investment Techniques--Zero Coupon Bonds, Deferred Interest Bonds and PlK Bonds"). To the extent permitted by its investment restrictions, HYVA may also invest a portion of its assets in collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities (see Appendix C, "Investment Techniques--Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities" and "Stripped Mortgage-Backed Securities") and in interests in trusts or other entities representing interests in fixed income securities or holding fixed income securities in amounts sufficient to cover all payments due from such entities. HYVA may purchase securities on a "when-issued" basis (see Appendix C). HYVA may also invest in foreign securities without limitation, which may include emerging market securities and Brady Bonds, and may invest in American Depositary Receipts ("ADRs") (see Appendix C). Risks involved in investing in foreign securities are described below.

    In seeking to achieve its objectives and lessen risks, HYVA will engage in portfolio trading to take advantage of market developments and yield disparities. HYVA is aggressively managed and, thus, is subject to greater fluctuations in the value of its Variable Accumulation Units and Annuity Units and involves the assumption of a higher degree of risk as compared to a conservative income fund. HYVA is registered as a "non-diversified" investment company so that it will be able to invest more than 5% of its assets in the securities of a particular issuer. Accordingly, an investment in HYVA should not constitute a complete investment program and may not be appropriate for prospective purchasers who cannot bear the greater risk of capital depreciation inherent in seeking higher yields.

    HYVA also will utilize credit analysis of the issues in which it invests and evaluation of changes and trends in the world economies and international financial markets. Investing in foreign securities involves considerations and risks not typically associated with investing in U.S. markets. Such investments may be favorably or unfavorably affected by changes in interest rates, currency exchange rates and exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. companies. Foreign securities markets, while growing in volume, have substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Fixed brokerage commissions and other transaction costs are generally higher than in the United States. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the United States, including the possibility of heavy taxation, political or social instability, limitations on the removal of funds or other assets of HYVA, expropriation of assets, diplomatic developments adverse to U.S. investors and difficulties in enforcing contractual obligations.

    The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. For a discussion of these risks, see Appendix C "Investment Techniques--Emerging Market Securities."

    As a result of its investments in foreign securities, HYVA may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Account may promptly convert such currencies into dollars at the current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Account may hold such currencies for an indefinite period of time. The Account may also hold foreign currency in anticipation of purchasing foreign securities.

    While the holding of currencies will permit the Account to take advantage of favorable movements in the applicable exchange rate, it also exposes the Account to risk of loss if such rates move in a direction adverse to the Account's position. Such losses could reduce any profits or increase any losses sustained by the Account from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. Costs may also be incurred in connection with conversions between various currencies.

    Additional Risk Factors Regarding Lower Rated Securities--Investments in fixed income securities offering the high current income sought by HYVA, while generally providing greater income and opportunity for gain than investments in higher rated securities, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities), and may involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated securities. In addition, since yields may vary over time, no specific level of income or yield differential can ever be assured.

    Securities rated lower than Baa by Moody's or BBB by S&P or Fitch (or comparable unrated securities) (commonly known as "junk bonds") are considered speculative. These high yielding fixed income securities generally tend to reflect economic changes and short-term corporate and industry developments to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates (although these lower rated securities are also affected by changes in interest rates, as described below). These fixed income securities also will be affected by the market's perception of their credit quality (especially during times of adverse publicity) and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the Account's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Account may continue to earn the same level of interest income while its Variable Accumulation and Annuity Unit values decline due to portfolio losses, which could result in an increase in the Account's yield despite the actual loss of principal. The prices for these securities may be affected by legislative and regulatory developments. Change in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to the Account but will be reflected in the value of its Variable Accumulation and Annuity Units. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, credit judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during certain adverse market conditions to sell these lower rated securities at their fair value to meet redemption requests or to respond to changes in the market.

    Securities rated Baa by Moody's or BBB by S&P or Fitch (and comparable unrated securities), while normally exhibiting adequate protection parameters, may have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

    While the Adviser may refer to ratings issued by established credit rating agencies, it is not the policy of the Account to rely exclusively on ratings issued by these credit rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. The Account's achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than it would be in the case of an account or a fund investing primarily in higher quality bonds.

    The value of the Account's Variable Accumulation and Annuity Units changes as the general levels of interest rates fluctuate; when interest rates decline, the value of a portfolio invested at higher yields can be expected to rise, and conversely when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline.

    PROSPECTIVE PURCHASERS SHOULD REVIEW THIS SECTION CAREFULLY AND CONSIDER THE INVESTMENT RISKS INVOLVED BEFORE ALLOCATING PURCHASE PAYMENTS TO HYVA.

CAPITAL APPRECIATION VARIABLE ACCOUNT

    CAVA will seek to maximize capital appreciation by investing in securities of all types. In seeking to achieve its objectives, a flexible approach toward the type of securities and the relative attractiveness of the various securities markets is maintained. Securities are selected based upon their potential for capital appreciation. Income is not a significant factor in portfolio selection.

    While CAVA usually will invest primarily in common stocks, CAVA will seek capital appreciation in other types of securities, including fixed-income securities, convertible bonds and preferred stocks and warrants when they appear attractive for capital appreciation. CAVA may hold part or all of its assets in cash or short-term commercial paper or other forms of debt securities for temporary defensive purposes or as a buying reserve, may enter into Futures Contracts and Options on Futures Contracts for hedging purposes, and may write covered call and put options and purchase call and put options on securities and stock indices in an effort to increase current income and for hedging purposes (see Appendix C "Investment Techniques" and Appendix D to the Statement of Additional Information). CAVA's use of options, Futures Contracts and Options on Futures Contracts may result in the loss of principal under certain market conditions.

    CAVA may invest up to 50% of its total assets in foreign securities, which may include emerging market securities, and may invest in American Depositary Receipts ("ADRs"), and may enter into forward foreign currency exchange contracts ("Forward Contracts") for the purchase or sale of foreign currency for hedging purposes (see Appendix C "Investment Techniques--Forward Foreign Currency Exchange Contracts", "American Depositary Receipts" and "Emerging Market Securities" and Appendix D to the Statement of Additional Information). For a description of the risks involved in investing in foreign securities see the discussion under "High Yield Variable Account" above.

    CAVA may invest in restricted securities, subject to the restriction against investing more than 10% of its net assets in securities that are not readily marketable (see Appendix C "Investment Techniques -- Restricted Securities").

    CAVA is focused on growth companies and may be subject to fluctuations in the value of its Variable Accumulation Units and Annuity Units during periods of stock market volatility. CAVA involves the assumption of a higher degree of risk as compared to a conservative equity fund. While it is not CAVA's policy generally to invest or trade for short-term profits, portfolio securities may be disposed of without regard to the length of time held whenever the Adviser is of the opinion that a security no longer has an appropriate appreciation potential or has reached its anticipated level of performance, or when another security appears to offer relatively greater appreciation potential or a relatively greater anticipated level of performance.

GOVERNMENT SECURITIES VARIABLE ACCOUNT

    GSVA will seek current income and preservation of capital by investing in debt obligations that are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities ("Government Securities") and obligations that are fully collateralized or otherwise fully backed by government securities ("Government-related Securities"). GSVA may also engage in transactions involving options, Futures Contracts and Options on Futures Contracts as a hedge against anticipated future changes in interest rates that otherwise might adversely affect the value of GSVA's portfolio of securities and may enter into mortgage "dollar roll" transactions on up to 30% of its total assets. GSVA's use of options, Futures Contracts and Options on Futures Contracts may result in the loss of principal under certain market conditions (see Appendix C "Investment Techniques" and Appendix D to the Statement of Additional Information). GSVA may also hold cash or invest in short-term U.S. government debt securities and related repurchase agreements for temporary defensive purposes or as a buying reserve.

    Government Securities include: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, E.G., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. government, E.G., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, E.G., obligations of the Student Loan Marketing Association.

    Government-related Securities include collateralized mortgage obligations ("CMOs") and government backed trust certificates ("GBTs"). CMOs are debt obligations issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by mortgage pass-through securities such as Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae"), and Federal Home Loan Mortgage Corporation ("Freddie Mac") certificates. Payments of principal and interest on the underlying collateral and any reinvestment income thereon provide the funds to pay debt service obligations on the CMOs. CMOs are issued in a number of classes or series, each with its own maturity and interest rate. While the classes or series are often retired in sequence as the underlying mortgages are repaid, payments of principal and interest on the underlying mortgages may be allocated among the different series or classes in innumerable ways. As with any mortgage-related security, principal prepayment on the collateral may cause the CMOs to be retired substantially earlier than the stated maturities or final distribution dates. Prepayment may thus shorten the stated maturity of the obligation and can result in the loss of premium if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security). GSVA intends to invest in privately issued CMOs only if they are rated at the time of purchase in the two highest ratings by nationally recognized rating agencies (see Appendix B for a description of the ratings).

    GBTs are obligations of certain private trusts formed for the purpose of refinancing certain foreign government loans. The assets of the trust typically include (a) a foreign government loan (the "Note"), 90% of principal and interest payments of which are backed by a full faith and credit guaranty of the United States government and (b) a beneficial interest in a trust holding direct obligations of the United States Government, calculated to provide amounts equal to at least 10% of all principal and interest payments on the Note. Funds scheduled to be received from these assets are calculated to cover all scheduled distributions on the GBTs.

    GBTs and certain CMOs and other Government-related Securities are issued by private entities, are not Government Securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral held by the private issuer.

    Government Securities and Government-related Securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, yields available from these securities are generally lower than the yields available from corporate interest bearing securities. Like other interest bearing securities, however, the values of Government Securities and Government-related Securities change as interest rates fluctuate. Therefore, when interest rates decline the market value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise the market value of a portfolio invested at lower yields can be expected to decline. Therefore, GSVA will engage in portfolio trading to take advantage of market developments and yield disparities, E.G., shortening the average maturity of the portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal or lengthening the average maturity of the portfolio in anticipation of a decline in interest rates so as to maximize the appreciation of principal.

TOTAL RETURN VARIABLE ACCOUNT

    TRVA's primary investment objective is to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. While current income is the primary objective, TRVA also will seek a reasonable opportunity for growth of capital and income, since many securities offering a better than average yield may also possess growth potential. Assets will be allocated and reallocated from time to time between money market, fixed income and equity securities. Under normal market conditions, at least 25% of TRVA's assets will be invested in fixed income securities and at least 40% and no more than 75% of TRVA's assets will be invested in equity securities, including preferred stocks.

    TRVA's policy is to invest in a broad portfolio of securities, including short-term obligations. The portfolio may be diversified not only by companies and industries, but also by type of securities, for example, equity securities, fixed income securities, and securities representing cash equivalents. Thus fixed income securities, such as bonds, may be held as well as common stocks. In addition, some fixed income securities held by TRVA may include a right to purchase common stock by means of a conversion privilege or attached warrants. TRVA may vary the percentage of assets invested in any one type of security in accordance with its interpretation of economic and money market conditions, fiscal and monetary policy, and underlying security values. Most of TRVA's long-term debt investments will consist of "investment grade" securities (rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Ratings Services ("S&P") or Fitch Investors Service, Inc. ("Fitch")), although TRVA may invest up to 20% of its net assets in lower rated securities (see Appendix B for a description of these ratings; for a description of risks associated with securities rated Baa or lower by Moody's or BBB or lower by S&P or Fitch, see the discussion of "Additional Risk Factors Regarding Lower Rated Securities" under "High Yield Variable Account" above; see Appendix E for a chart indicating the composition of TRVA's portfolio for the year ended December 31, 1996, with the debt securities separated into rating categories and comparable unrated securities). TRVA may enter into repurchase agreements only with member banks of the Federal Reserve System, member firms (and subsidiaries thereof) of the New York Stock Exchange, recognized primary U.S. Government securities dealers, or institutions which TRVA's investment adviser has determined to be of comparable creditworthiness, and only for U.S. Government securities and may seek to increase its income by lending its portfolio securities to the extent consistent with present regulatory policies. TRVA may invest in restricted securities, subject to the restriction against investing more than 15% of its net assets in securities that are not readily marketable. TRVA may enter into mortgage "dollar roll" transactions and invest in corporate asset-backed securities (see Appendix C for a discussion of repurchase agreements, corporate asset-backed securities, lending of portfolio securities, restricted securities and mortgage "dollar roll" transactions).

    Securities offering above-average yield may at times involve greater than average risk. For this reason, and because the value of securities and the income earned on them may fluctuate according to the earnings of the issuers and changes in economic and money market conditions, there can be no assurance that TRVA's investment objectives will be achieved.

    TRVA may invest up to 20% of its total assets in foreign securities, which may include emerging market securities and Brady Bonds, and may invest in American Depositary Receipts ("ADRs") (see Appendix C). Such investments may represent a greater degree of risk than an investment in domestic securities due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. For a description of the risks involved in investing in foreign securities see the discussion under "High Yield Variable Account" above and Appendix C "Investment Techniques--Emerging Market Securities" and "Brady Bonds".

    The portfolio will be managed actively with respect to fixed income securities, and the asset allocations will be modified as the Adviser deems necessary. Although TRVA does not intend to seek short-term profits, fixed income securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held. With respect to equity securities, TRVA does not intend to trade in securities for short-term profits and anticipates that equity securities will ordinarily be held for one year or longer. However, TRVA will trade whenever it believes that changes in the portfolio are appropriate.

WORLD GOVERNMENTS VARIABLE ACCOUNT

    WGVA will seek to provide moderate current income and preservation and growth of capital by investing in a portfolio of "U.S. Government Securities" and "Foreign Government Securities" (to the extent

WGVA's investment adviser believes that the higher yields available from such Foreign Government Securities are sufficient to justify the risks of investing in such securities). WGVA may also hold its assets in cash or short-term obligations. In pursuing its objectives, WGVA will consider the preservation and growth of capital by balancing the yields of various fixed income securities against their attendant risks.

    WGVA will seek to provide purchasers with an opportunity to enhance the value and increase the protection of their investment against inflation and otherwise by taking advantage of investment opportunities in the United States as well as in other countries where opportunities may be more rewarding. It is believed that diversification of assets on an international basis decreases the degree to which events in any one country, including the United States, can affect the entire portfolio. Although the percentage of the Account's assets invested in securities issued abroad and denominated in foreign currencies ("non-dollar securities") will vary depending on the state of the economies of the principal countries of the world, their financial markets and the relationships of their currencies to the U.S. dollar, under normal conditions the Account's portfolio will be internationally diversified. However, for defensive reasons or during times of international political or economic uncertainty or turmoil, most or all of the Account's investments may be in the United States.

    The Account will purchase non-dollar securities denominated in the currency of countries where the interest rate environment as well as the general economic climate provide an opportunity for declining interest rates and currency appreciation. If interest rates decline, such non-dollar securities will appreciate in value. If the currency also appreciates against the dollar, the total investment in such non-dollar securities would be enhanced further. Conversely, a rise in interest rates or decline in currency exchange rates would adversely affect the Account's return. Investments in non-dollar securities are evaluated primarily on the strength of a particular currency against the dollar and on the interest rate climate of that country. Currency is judged on the basis of fundamental economic criteria (E.G., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. In addition to the foregoing, interest rates are evaluated on the basis of differentials or anomalies that may exist between different countries.

    The phrase "preservation of capital" is generally understood to imply the portfolio is invested in very low risk securities and that the major risk is loss of purchasing power through the effects of inflation or major changes in interest rates. However, while the Account will invest in securities which are believed by its investment adviser to have minimal credit risk, an error of judgment in selecting a currency or an interest rate environment could result in a loss of capital.

    WGVA intends to invest in the following securities: (1) U.S. GOVERNMENT SECURITIES--U.S. Government Securities include (i) direct obligations of the U.S. Treasury (I.E., Treasury bills, notes and bonds) with a wide range of maturities, all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (E.G., direct pass through certificates of the Government National Mortgage Association); some of which are supported by the right of the issuer to borrow from the U.S. Government (E.G., obligations of the Federal Home Loan Banks); and some of which are backed only by the credit of the issuer itself (E.G., obligations of the Student Loan Marketing Association). Some U.S. Government Securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from such securities are generally lower than the yields available from other interest bearing securities. Like other interest bearing securities, however, the values of U.S. Government Securities change as interest rates fluctuate; (2) FOREIGN GOVERNMENT SECURITIES--WGVA may invest in Foreign Government Securities of issuers considered stable by WGVA's investment adviser. The investment adviser does not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. Government Securities. The risk considerations involved in investing in Foreign Government Securities are described below. The percentage of WGVA's assets invested in Foreign Government Securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. To the extent that WGVA invests in Foreign Government Securities, its portfolio, under normal conditions, will include securities of a number of foreign countries. As a "non-diversified" investment company, WGVA will be able to invest more than 5% of its assets in obligations of one or more foreign governments, to the extent consistent with federal income tax diversification requirements; WGVA may also hold foreign currency for hedging purposes; and (3) OTHER INVESTMENTS--When the investment adviser believes that investing for temporary defensive purposes is appropriate, such as during periods of unusual market conditions, or when relative yields are deemed attractive, part or all of WGVA's assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, notes, U.S. Government Securities, Foreign Government Securities and repurchase agreements.

    In order to achieve its investment objectives, WGVA may employ the following investment practices: (1) writing covered put and call options and purchasing put and call options on U.S. and Foreign Government Securities that are traded on United States and foreign securities exchanges and over the counter in an effort to increase current income and to reduce fluctuations in Variable Accumulation Unit and Annuity Unit values; (2) entering into contracts for the purchase or sale for future delivery of fixed income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. or Foreign Government Securities ("Futures Contracts") and purchasing and writing options to buy or sell Futures Contracts ("Options on Futures Contracts") but only as a hedge against anticipated further changes in interest or exchange rates; (3) purchasing and writing put and call options on foreign currencies traded on U.S. and foreign exchanges or over the counter for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increase in the dollar cost of foreign securities to be acquired; (4) entering into forward foreign currency exchange contracts ("Forward Contracts") to attempt to minimize the risk to WGVA from adverse changes in the relationship between the U.S. dollar and foreign currencies; (5) lending portfolio securities to the extent consistent with present regulatory policies for the purpose of increasing WGVA's income; (6) purchasing securities on a "when-issued" or on a "forward delivery" basis; (7) entering into repurchase agreements for U.S. Government Securities with member banks of the Federal Reserve System, member firms (and subsidiaries thereof) of the New York Stock Exchange, recognized primary U.S. Government securities dealers, or institutions which WGVA's investment adviser has determined to be of comparable creditworthiness; (8) entering into mortgage "dollar roll" transactions; (9) entering into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors; (10) entering into indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators; and (11) investing in restricted securities, subject to the restriction against investing more than 15% of its net assets in securities that are not readily marketable. These investment practices, the instruments involved and their use, risks and costs are more fully described in Appendix C "Investment Techniques" and in Appendix D in the Statement of Additional Information. WGVA's use of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies may result in the loss of principal under certain market conditions.

    WGVA will engage in portfolio trading if it believes that a transaction, net of costs, will help in achieving its investment objective. WGVA cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate generally will not exceed 400% (excluding turnover of securities having a maturity of one year or less). A 400% annual turnover rate would occur, for example, if all the securities in the portfolio were replaced four times in a period of one year. WGVA's anticipated portfolio turnover rate would be substantially higher than that experienced by most investment companies. A high turnover rate necessarily involves greater expenses to WGVA.

    Investment in Foreign Government Securities involves considerations and possible risks not typically associated with investing in U.S. Government Securities. The value of Foreign Government Securities investments will be affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or abroad) or changed circumstances between nations. Costs may be incurred in connection with conversions between various currencies. Foreign brokerage commissions are generally higher than U.S. commissions, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. For a description of the risks involved in investing in foreign securities, see the discussion under "High Yield Variable Account" above.

    PROSPECTIVE PURCHASERS SHOULD REVIEW THIS SECTION CAREFULLY AND CONSIDER THE INVESTMENT RISKS INVOLVED BEFORE ALLOCATING PURCHASE PAYMENTS TO WGVA.

MANAGED SECTORS VARIABLE ACCOUNT

    MSVA will seek capital appreciation by varying the weighting of its portfolio among thirteen industry sectors. Dividend income, if any, is incidental to MSVA's objective of capital appreciation.

    The thirteen sectors from among which MSVA chooses its investments are: autos and housing; basic materials and consumer staples; defense and aerospace; energy; financial services; health care; industrial goods and services; leisure; retailing; technology; transportation; utilities; and foreign. (See Appendix D for a description of the scope of and potential risks associated with each of these industry sectors.) Certain sectors may overlap; for example, the defense and aerospace sector and the technology sector both include companies involved in the development of computer-related products. Therefore, securities of certain companies or industries may simultaneously be held in more than one industry sector.

    In response to changes or anticipated changes in the general economy or within one or more particular industry sectors, MSVA may increase, decrease or eliminate entirely a particular sector's representation in its portfolio; similarly, it may acquire securities of a sector not then represented in its portfolio. A sector or stock of a particular company will be added to or eliminated from the portfolio based upon such factors as such sector's or company's economic cycle and sensitivity to interest rates. For example, as interest rates rise and the performance of interest-sensitive stocks declines, MSVA expects to remove such stocks from its portfolio. Any one sector may comprise up to 50% of the portfolio, as may cash held as a temporary defensive measure or to meet anticipated redemption requests. MSVA has registered as a "non-diversified" investment company so that more than 5% of the Account's assets may be invested in the securities of each of one or more issuers. As a result of such non-diversified status, MSVA may be more susceptible to adverse changes in the value of securities of a particular company than would be a diversified investment company. Similarly, due to the Account's ability to concentrate in as few as two industry sectors, MSVA's assets may be more susceptible to any single economic, political or regulatory occurrence than would be those of an investment company without a policy of concentration in particular industry sectors.

    While MSVA's policy is to invest primarily in common stocks, it may seek appreciation in other types of securities such as non-convertible and convertible bonds, convertible preferred stocks, and in warrants to purchase common stock, when relative values make such investments appear attractive either as individual issues or as types of securities in certain economic environments. The non-convertible bonds invested in by MSVA will include (i) obligations issued or guaranteed by the U.S. Treasury or U.S. government agencies or instrumentalities, and (ii) obligations of the U.S. Treasury that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons. MSVA may invest in restricted securities, subject to the restriction against investing more than 15% of its net assets in securities that are not readily marketable (see Appendix C "Investment Techniques--Restricted Securities"). MSVA may invest up to 20% of its total assets in foreign securities, which may include emerging market securities, and may invest in American Depositary Receipts ("ADRs") (for a description of the risks involved in investing in foreign securities see the discussion under "High Yield Variable Account" above and Appendix C "Investment Techniques--Emerging Market Securities") and may enter into forward foreign currency exchange contracts ("Forward Contracts") for the purchase or sale of foreign currency for hedging purposes. MSVA may write covered put and call options and purchase put and call options on securities and stock indexes in an effort to increase current income and for hedging purposes. MSVA may also purchase and sell stock index futures contracts and may write and purchase options thereon for hedging purposes. MSVA's use of options, Futures Contracts, Options on Futures Contracts and Forward Contracts may result in loss of principal under certain market conditions. See Appendix C "American Depositary

Receipts" and "Investment Techniques" and Appendix D to the Statement of Additional Information for a description of ADRs, options, Futures Contracts, Options on Futures Contracts and Forward Contracts and the risks and costs associated therewith.

    MSVA's portfolio is aggressively managed and the Account assumes above average risk of loss. Therefore an investment in MSVA should not constitute a complete investment program. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss.

                             PORTFOLIO TRANSACTIONS

    The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Boards of Managers may determine, MFS may consider the sale of the Contracts, other contracts participating in the Variable Accounts and the sale of shares of funds in the MFS Family of Funds as a factor in the selection of broker-dealers to execute the Variable Accounts' portfolio transactions. For a further discussion of portfolio transactions see the SAI.

                      MANAGEMENT OF THE VARIABLE ACCOUNTS

    The Boards of Managers of the Variable Accounts provide broad supervision over the affairs of the Variable Accounts and the officers of the Variable Accounts are responsible for their operation. Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116 is the investment adviser for each of the Variable Accounts. MFS is a subsidiary of the Company. MFS and its predecessor organizations have a history of money management dating from 1924. MFS serves as investment adviser to each of the funds in the MFS Family of Funds and to certain other investment companies established by MFS and/or the Company. MFS Institutional Advisors, Inc., a subsidiary of MFS, provides investment advice to substantial private clients.

    MFS provides the Variable Accounts with overall investment advisory services. Certain administrative functions relating to the Contracts and the Variable Accounts are performed by the Company. For a description of expenses paid by each Variable Account see "Management of the Variable Accounts" in the SAI.

    MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign & Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypotheken-und Weschsel-Bank AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS has access to the extensive international equity investment expertise of Foreign & Colonial, and Foreign & Colonial has access to the extensive U.S. equity investment expertise of MFS. MFS and Foreign & Colonial each have investment personnel working in each other's offices in Boston and London, respectively.

    In certain instances there may be securities which are suitable for an Account's portfolio as well as for portfolios of other clients of MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as an Account is concerned, in other cases, however, it may produce increased investment opportunities for the Account.

    ADMINISTRATOR -- MFS provides the Variable Accounts with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Variable Accounts with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, each Variable Account pays MFS an administrative fee up to 0.015% per annum of the Variable Account's average daily net assets, provided that the administrative fee is not assessed on Variable Account's assets that exceed $3 billion.

                     PURCHASE PAYMENTS AND CONTRACT VALUES
                           DURING ACCUMULATION PERIOD

PURCHASE PAYMENTS

    All Purchase Payments are to be paid to the Company at its Annuity Service Mailing Address. Purchase Payments may be made annually, semi-annually, quarterly, monthly or on any other frequency acceptable to the Company. Unless the Contract has been surrendered, Purchase Payments may be made at any time during the life of the Annuitant and before the Annuity Commencement Date (the "Accumulation Period"). The amount of Purchase Payments may vary; however, Purchase Payments must total at least $300 for the first Contract Year, and each Purchase Payment must be at least $25. In addition, the prior approval of the Company is required before it will accept a Purchase Payment which would cause the value of a Contract's Accumulation Account to exceed $1,000,000. If the value of a Contract's Accumulation Account exceeds $1,000,000, no additional Purchase Payments will be accepted without prior approval.

    Completed application forms, together with the initial Purchase Payment, are forwarded to the Company. Upon acceptance, the Contract is issued to the Owner and the initial Purchase Payment is credited to the Contract in the form of Accumulation Units. The initial Purchase Payment must be applied within two business days of receipt of a completed application. The Company may retain the Purchase Payment for up to five business days while attempting to complete an incomplete application. If the application cannot be made complete within five business days, the applicant will be informed of the reasons for the delay and the Purchase Payment will be returned immediately unless the applicant specifically consents to the Company's retaining the Purchase Payment until the application is made complete. Thereafter, the Purchase Payment must be applied within two business days. All subsequent Purchase Payments will be applied using the Accumulation Unit values for the Valuation Period during which the Purchase Payment is received by the Company.

    The Company will establish an Accumulation Account for each Contract. The Contract's Accumulation Account value for any Valuation Period is equal to the variable accumulation value, if any, plus the fixed accumulation value, if any, for that Valuation Period. The variable accumulation value is equal to the sum of the value of all Variable Accumulation Units credited to the Contract's Accumulation Account.

    Each net Purchase Payment will be allocated to either the Variable Accounts or the Fixed Account (see Appendix A to the Statement of Additional Information for a description of the Fixed Account) or to both the Variable Accounts and the Fixed Account in accordance with the allocation factors specified by the Owner in the application or as subsequently changed. Upon receipt of a Purchase Payment, all or that portion, if any, of the net Purchase Payment to be allocated to the Variable Accounts will be credited to the Accumulation Account in the form of Variable Accumulation Units. The number of particular Variable Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Variable Account by the Variable Accumulation Unit value for the particular Variable Account for the Valuation Period during which the Purchase Payment is received.

    The Variable Accumulation Unit value for each Variable Account was established at $10.00 for the first Valuation Period of the particular Variable Account. The Variable Accumulation Unit value for any subsequent Valuation Period is determined by methodology which is the mathematical equivalent of multiplying the Variable Accumulation Unit value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for such subsequent Valuation Period.

NET INVESTMENT FACTOR

    The Net Investment Factor is an index applied to measure the investment performance of a Variable Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of a Variable Accumulation Unit may increase, decrease or remain the same.

    The Net Investment Factor for any Valuation Period is determined by adding
(a) and (b), subtracting the sum of (c) and (d), and dividing the result of the subtraction by (a). For the purposes of this calculation:

       (a) is the value of the Variable Account's net assets attributable to the Contracts at the end of the preceding Valuation Period;

       (b) is the investment income and capital gains, realized or unrealized, that are credited to such assets of the Variable Account during the
    Valuation Period;

       (c) is the capital losses, realized or unrealized, charged against such assets of the Variable Account in the Valuation Period plus, with respect to such assets, any amount charged against the Variable Account or set aside as a reserve to maintain or operate the Variable Account for the Valuation Period;

       (d) is the expenses of the Variable Account attributable to the Contracts incurred during the Valuation Period including the mortality and expense risk charge and the investment management fee and the other expenses of the Variable Account, subject to any applicable expense limitation.

    The assets of the Variable Accounts will normally be composed chiefly of investment securities. The assets of each Variable Account are valued as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading, and on such other days on which there was a sufficient degree of trading in the Variable Account's portfolio securities so that the values of the Variable Account's Accumulation Units and Annuity Units might be materially affected. The assets of MMVA are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940. The assets of the other Variable Accounts are valued as follows:

       (a) Equity securities are normally valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues or at the last quoted bid price for unlisted securities not reported on the NASDAQ system or listed securities in which there were no sales during the day.

       (b) Debt securities (other than short-term obligations, but including listed issues) and forward foreign currency exchange contracts are normally valued on the basis of valuations provided by a pricing service since such valuations are believed to reflect the fair value of such securities. Use of the pricing service has been approved by the Boards of Managers. (Valuations provided by the pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.)

       (c) Short-term debt securities (I.E. those maturing in not more than sixty days) owned by a Variable Account are valued on the basis of amortized cost, which the Board of Managers has determined approximates market value.

       (d) Options, Futures Contracts and Options on Futures Contracts are normally valued at the settlement price on the exchange on which they are primarily traded.

       (e) The Board of Managers of each Variable Account is required to determine in good faith the fair value of securities and other assets that do not have a readily available market price. The Board of Managers may delegate the making of such determinations to others, E.G., the Variable Account's investment adviser.

TRANSFERS/CONVERSIONS OF ACCUMULATION UNITS

    During the accumulation period the Owner may convert the value of a designated number of Fixed Accumulation Units then credited to a Contract's Accumulation Account into Variable Accumulation Units of particular Variable Accounts having an equal aggregate value, or convert the value of a designated number of Variable Accumulation Units into other Variable Accumulation Units and/or Fixed Accumulation Units having an equal aggregate value. These transfers/conversions are subject to the following conditions: (1) conversions involving Fixed Accumulation Units may be made only during the 45 day period before and the 45 day period after each Contract Anniversary; (2) not more than 12 conversions may be made in any Contract Year; and (3) the value of Accumulation Units converted may not be less than $1,000 unless all of the Fixed Accumulation Units or all of the Variable Accumulation Units of a particular Variable Account credited to the Accumulation Account are being converted. The conversion will be made using the Accumulation Unit values for the Valuation Period during which the request for conversion is received by the Company. Under current tax law a conversion will not result in any tax liability to the Owner. Conversions may be made pursuant to telephoned instructions.

                                CASH WITHDRAWALS

    At any time before the Annuity Commencement Date and during the lifetime of the Annuitant, the Owner may elect to receive a cash withdrawal payment from the Company. Any such election shall specify the amount of the withdrawal and will be effective on the date that it is received by the Company. For withdrawals in excess of $5,000 the Company may require a signature guarantee. The withdrawal will result in the cancellation of Accumulation Units with an aggregate value equal to the dollar amount of the cash withdrawal payment plus, if applicable, the contract maintenance charge and any withdrawal charge. Unless instructed to the contrary, the Company will cancel Fixed Accumulation Units and Variable Accumulation Units on a pro rata basis reflecting the existing composition of the Contract's Accumulation Account. If a partial withdrawal is requested which would leave an Accumulation Account value of less than the contract maintenance charge, then such partial withdrawal will be treated as a full surrender.

    Under certain conditions, the Company will assess a withdrawal charge if a cash withdrawal payment is made. The amount of any withdrawal charge and the conditions under which the charge will apply are discussed under "Withdrawal Charges".

    Any cash withdrawal payment will be paid within seven days from the date the election becomes effective, except as the Company may be permitted to defer such payment in accordance with the Investment Company Act of 1940. Deferment is currently permissible only (1) for any period (a) during which the New York Stock Exchange is closed other than customary week-end and holiday closings, or
(b) during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, (2) for any period during which an emergency exists as a result of which (a) disposal of securities held by the Accounts is not reasonably practicable, or (b) it is not reasonably practicable to determine the value of the net assets of the Accounts, or (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of security holders.

    Special restrictions on withdrawals apply to certain Qualified Contracts including Contracts used with Tax Sheltered Annuities established pursuant to
Section 403(b) of the Code ("Section 403(b) Annuities") and under the Texas Optional Retirement Program discussed below.

    Reference should be made to the terms of the particular retirement plan for which Qualified Contracts are issued for any limitations or restrictions on cash withdrawals. A cash withdrawal under either a Qualified or Non-Qualified Contract also may result in the imposition of a tax penalty (see "Federal Tax Status").

SECTION 403(B) ANNUITIES

    The Internal Revenue Code imposes restrictions on cash withdrawals from Contracts used with Section 403(b) Annuities. In order for these Contracts to receive tax deferred treatment, the Contract must provide that cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of Accumulation Account value as of December 31, 1988 ("Pre-1989 Account Value")) may be made only when the Contract Owner attains age 59 1/2, separates from service with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to any growth or interest on or after January 1,1989 on Pre-1989 Account Value, salary reduction contributions made on or after January 1,1989, and any growth or interest on such contributions ("Restricted Account Value").

    Withdrawals of Restricted Account Value are also permitted in cases of financial hardship, but only to the extent of contributions; earnings on contributions cannot be withdrawn for hardship reasons. While specific rules defining hardship have not been issued by the Internal Revenue Service, it is expected that to qualify for a hardship distribution, the Owner must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contract (see "Federal Tax Status").

    Under the terms of a particular Section 403(b) plan, the Owner may be entitled to transfer all or a portion of the Accumulation Account value to one or more alternative funding options. Contract Owners should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

    In imposing these restrictions on withdrawals, the Company is relying upon a no-action letter dated November 28, 1988 from the staff of the Securities and Exchange Commission to the American Council of Life Insurance, the requirements for which have been complied with by the Company.

    For information on the federal income tax withholding rules that apply to distributions from Qualified Contracts (including Section 403(b) Annuities) see "Federal Tax Status".

TEXAS OPTIONAL RETIREMENT PROGRAM

    Under the terms of the Optional Retirement Program, if a participant makes the required contribution, the State of Texas will contribute a specified amount to the participant's retirement account. If a participant does not commence the second year of participation in the plan as a "faculty member" as defined in Title 110B of the State of Texas Statutes, the Company will return the State's contribution. If a participant does begin a second year of participation, the employer's first year contributions will then be applied as a Purchase Payment under the Qualified Contract, as will the employer's subsequent contributions.

    The Attorney General of the State of Texas has ruled that under Title 110B of the State of Texas Statutes, withdrawal benefits of contracts issued under the Optional Retirement Program are available only in the event of a participant's death, retirement, termination of employment due to total disability, or other termination of employment in a Texas public institution of higher education. A participant will not, therefore, be entitled to exercise the right of withdrawal in order to receive the cash values credited to such participant under the Qualified Contract unless one of the foregoing conditions has been satisfied. The value of such Qualified Contracts may, however, be transferred to other contracts or other carriers during the period of participation in the Program.

                                 DEATH BENEFIT

    In the event of the death of the Annuitant prior to the Annuity Commencement Date, the Company will pay a death benefit to the Beneficiary. If the death of the Annuitant occurs on or after the Annuity Commencement Date, no death benefit will be payable under the Contract except as may be provided under the annuity option elected.

    During the lifetime of the Annuitant and prior to the Annuity Commencement Date, the Owner may elect to have the value of the Accumulation Account applied under one or more annuity options to effect a Variable Annuity or a Fixed Annuity or a combination of both for the Beneficiary as Payee after the death of the Annuitant. If no election of a method of settlement of the death benefit by the Owner is in effect on the date of death of the Annuitant, the Beneficiary may elect (a) to receive the death benefit in the form of a cash payment; or (b) to have the value of the Accumulation Account applied under one or more of the annuity options (on the Annuity Commencement Date described under "Payment of Death Benefit") to effect a Variable Annuity or a Fixed Annuity or a combination of both for the Beneficiary as Payee. If an election by the Beneficiary is not received by the Company within 60 days following the date Due Proof of Death of the Annuitant and any required release or consent is received, the Beneficiary will be deemed to have elected a cash payment as of the last day of the 60 day period.

    In all cases, no Owner or Beneficiary shall be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code (see "Other Contractual
Provisions--Death of Owner").

PAYMENT OF DEATH BENEFIT

    If the death benefit is to be paid in cash to the Beneficiary, payment will be made within seven days of the date the election becomes effective or is deemed to become effective, except as the Company may be permitted to defer such payment in accordance with the Investment Company Act of 1940 under the circumstances described under "Cash Withdrawals". If the death benefit is to be paid in one sum to the Owner, or to the estate of the deceased Owner/Annuitant, payment will be made within seven days of the date Due Proof of Death of the Annuitant, the Owner, and/or the Beneficiary, as applicable, is received. If settlement under one or more of the annuity options is elected by the Owner, the Annuity Commencement Date will be the first day of the second calendar month following receipt of Due Proof of Death of the Annuitant and the Beneficiary, if any. In the case of an election by the Beneficiary, the Annuity Commencement Date will be the first day of the second calendar month following the effective date of the election. An Annuity Commencement Date later than that described above may be elected by an Owner or Beneficiary provided that such date is (a) the first day of a calendar month, and (b) not later than the first day of the first month following the 85th birthday of the Owner or Beneficiary, as the case may be, unless otherwise restricted, in the case of a Qualified Contract, by the applicable retirement plan or by applicable law (see "Annuity Commencement Date").

AMOUNT OF DEATH BENEFIT

    The death benefit is equal to the greatest of: (1) the value of the Contract's Accumulation Account; (2) the total Purchase Payments made under the Contract reduced by all withdrawals; or (unless prohibited by applicable state law) (3) the value of the Contract's Accumulation Account on the fifth (5th) Contract Anniversary, adjusted for any Purchase Payments or cash withdrawal payments made and contract charges assessed subsequent to such fifth (5th) Contract Anniversary. The Accumulation Unit values used in determining the amount of the death benefit under (1) above will be the values for the Valuation Period during which Due Proof of Death of the Annuitant is received by the Company if settlement is elected by the Owner under one or more of the annuity options or, if no election by the Owner is in effect, either the values for the Valuation Period during which an election by the Beneficiary is effective or the values for the Valuation Period during which Due Proof of Death of both the Annuitant and the designated Beneficiary is received by the Company if the amount of the death benefit is to be paid in one sum to the deceased Owner/Annuitant's estate.

                                CONTRACT CHARGES

    Contract charges may be assessed under the Contracts as follows:

CONTRACT MAINTENANCE CHARGE

    On each Contract Anniversary and on surrender of the Contract for full value on other than the Contract Anniversary the Company deducts from the Accumulation Account a contract maintenance charge of $25 to reimburse it for administrative expenses relating to the issuance and maintenance of the Contract. The contract maintenance charge will be deducted in equal amounts from the Fixed Account and each Variable Account in which the Owner has Accumulation Units at the time of such deduction. On the Annuity Commencement Date the value of the Contract's Accumulation Account will be reduced by a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date. After the Annuity Commencement Date, the contract maintenance charge will be deducted pro rata from each annuity payment made during the year.

    The amount of the contract maintenance charge may not be increased by the Company. The Company reserves the right to reduce the amount of the contract maintenance charge for groups of participants with individual Contracts under an employer's retirement program in situations in which the size of the group and established administrative efficiencies contribute to a reduction in administrative expenses. The Company does not expect to make a profit from the contract maintenance charge.

MORTALITY AND EXPENSE RISK CHARGE

    The mortality and expense risks assumed by the Company are the risks that Annuitants may live for a longer period of time than estimated by the Company in establishing the guaranteed annuity rates incorporated into the Contract, and the risk that administrative charges assessed under the Contracts may be insufficient to cover actual administrative expenses incurred by the Company.

    For assuming these risks, the Company makes a deduction from the Variable Accounts with respect to the Contracts at the end of each Valuation Period during both the accumulation period and after annuity payments begin at an effective annual rate of 1.30% with respect to MMVA, HYVA, CAVA and GSVA, and 1.25% with respect to WGVA, TRVA and MSVA. The rate of this deduction may be changed annually but in no event may it exceed 1.30% and 1.25%, respectively, on an annual basis. If the deduction is insufficient to cover the actual cost of the mortality and expense risk undertaking, the Company will bear the loss. Conversely, if the deduction proves more than sufficient, the excess will be profit to the Company and would be available for any proper corporate purpose including, among other things, payment of distribution expenses. If the withdrawal charges described below prove insufficient to cover expenses associated with the distribution of the Contracts, the deficiency will be met from the Company's general corporate funds, which may include amounts derived from the mortality and expense risk charges.

INVESTMENT MANAGEMENT FEES

    The Company makes a deduction from the Variable Accounts at the end of each Valuation Period for the investment management fees payable to MFS. For the year ended December 31, 1996 the investment management fees paid to MFS by the Variable Accounts were equal to the following percentages of the average daily net assets of the respective Accounts: MMVA, 0.50%; HYVA, 0.75%; CAVA, 0.75%; GSVA, 0.55%; WGVA, 0.75%; TRVA, 0.75%; and MSVA, 0.75%.

WITHDRAWAL CHARGES

    No sales charges are deducted from Purchase Payments. However, a withdrawal charge (contingent deferred sales charge), when applicable, will be assessed to reimburse the Company for certain expenses relating to the distribution of the Contracts, including commissions, costs of preparation of sales literature and other promotional costs and acquisition expenses.

    A portion of the Accumulation Account value may be withdrawn each year without imposition of any withdrawal charge, and after a Purchase Payment has been held by the Company for five years it may be withdrawn free of any withdrawal charge. In addition, no withdrawal charge is assessed upon annuitization or upon the transfer of Accumulation Account values among the Variable Accounts or between the Variable Accounts and the Fixed Account.

    All other full or partial withdrawals are subject to a withdrawal charge equal to 5% of the amount withdrawn which is subject to the charge. The charge will be applied as follows:

       (1) Old Payments, new Payments and accumulated value: With respect to a particular Contract Year, "new Payments" are those Payments made in that Contract Year or in the four immediately preceding Contract Years; "old Payments" are those Payments not defined as new Payments; and "accumulated value" is the value of the Accumulation Account less the sum of old and new Payments.

       (2) Order of liquidation: To effect a full surrender or partial withdrawal, the oldest previously unliquidated Payment will be deemed to have been liquidated first, then the next oldest, and so forth. Once all old and new Payments have been withdrawn, additional amounts withdrawn will be attributed to accumulated value.

       (3) Maximum free withdrawal amount: The maximum amount that can be withdrawn without a withdrawal charge in a Contract Year is equal to the sum of (a) any old Payments not already liquidated and (b) 10% of any new Payments, irrespective of whether these new Payments have been liquidated.

       (4) Amount subject to withdrawal charge: The amount subject to the withdrawal charge will be the excess, if any, of (a) amounts liquidated from old and new Payments over (b) the remaining maximum free withdrawal amount at the time of the withdrawal.

    In no event shall the aggregate withdrawal charges assessed against a Contract exceed 5% of the aggregate Purchase Payments made under the Contract (see Appendix C in the Statement of Additional Information for examples of withdrawals and withdrawal charges).

PREMIUM TAXES

    A deduction, when applicable, is made for premium or similar state or local taxes ranging from 0% to 3.5% (see Appendix A). It is currently the Company's policy to deduct the tax from the amount applied to provide an annuity at the time annuity payments commence; however, the Company reserves the right to deduct such taxes on or after the date incurred.

                               ANNUITY PROVISIONS

ANNUITY COMMENCEMENT DATE

    Annuity payments under a Contract will begin on the Annuity Commencement Date which is selected by the Owner at the time the Contract is applied for. This date may be changed by the Owner as provided in the Contract; however the new Annuity Commencement Date must be the first day of a month and not later than the first day of the first month following the Annuitant's 85th birthday, unless otherwise limited or restricted, in the case of a Qualified Contract, by the particular retirement plan or by applicable law. In most situations, current law requires that the Annuity Commencement Date under a Qualified Contract be no later than April 1 following the year the Annuitant reaches age 70 1/2, and the terms of the particular retirement plan may impose additional limitations. The Annuity Commencement Date may also be changed by an election of an annuity option as described under "Death Benefit."

    On the Annuity Commencement Date the Contract's Accumulation Account will be canceled and its adjusted value will be applied to provide an annuity. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge (see "Contract Maintenance Charge"). NO CASH WITHDRAWALS WILL BE PERMITTED AFTER THE ANNUITY COMMENCEMENT DATE EXCEPT AS MAY BE AVAILABLE UNDER THE ANNUITY OPTION ELECTED.

ANNUITY OPTIONS

    Unless restricted by the particular retirement plan or any applicable legislation, during the lifetime of the Annuitant and prior to the Annuity Commencement Date the Owner may elect one or more of the annuity options described below or such other settlement option as may be agreed to by the Company for the Annuitant as Payee. Annuity options may also be elected by the Owner or the Beneficiary as provided under "Death Benefit." The Owner may not change any election after 30 days prior to the Annuity Commencement Date, and NO CHANGE OF ANNUITY OPTION IS PERMITTED AFTER THE ANNUITY COMMENCEMENT DATE. If no election is in effect on the 30th day prior to the Annuity Commencement Date, Annuity Option B, for a Life Annuity with 120 monthly payments certain, will be deemed to have been elected.

    Any election may specify the proportion of the adjusted value of the Contract's Accumulation Account to be applied to the Fixed Account and the Variable Accounts. In the event the election does not so specify, then the portion of the adjusted value of the Accumulation Account to be applied to the Fixed Account and the Variable Accounts will be determined on a pro rata basis from the composition of the Accumulation Account on the Annuity Commencement Date.

    Annuity options A, B and C are available to provide either a Fixed Annuity or a Variable Annuity. Annuity options D and E are available only to provide a Fixed Annuity.

    Annuity Option A. Life Annuity: Monthly payments during the lifetime of the Payee. This option offers a higher level of monthly payments than options B or C because no further payments are payable after the death of the Payee and there is no provision for a death benefit payable to a Beneficiary.

    Annuity Option B. Life Annuity with 60, 120, 180 or 240 Monthly Payments
Certain: Monthly payments during the lifetime of the Payee and in any event for 60,120, 180 or 240 months certain as elected. The election of a longer period certain results in smaller monthly payments than would be the case if a shorter period certain were elected.

    Annuity Option C. Joint and Survivor Annuity: Monthly payments payable during the joint lifetime of the Payee and a designated second person and during the lifetime of the survivor. During the lifetime of the survivor, variable monthly payments, if any, will be determined using the percentage chosen at the time of the election of this option of the number of each type of Annuity Unit credited to the Contract and each fixed monthly payment, if any, will be equal to the same percentage of the fixed monthly payment payable during the joint lifetime of the Payee and the designated second person.

    *Annuity Option D. Fixed Payments for a Specified Period Certain: Fixed monthly payments for a specified period of time (at least five years, but not exceeding 30 years), as elected.

    *Annuity Option E. Fixed Payments: The amount applied to provide fixed payments in accordance with this option will be held by the Company at interest. Fixed payments will be made in such amounts and at such times (at least over a period of five years) as may be agreed upon with the Company and will continue until the amount held by the Company with interest is exhausted. Interest will be credited yearly on the amount remaining unpaid at a rate which shall be determined by the Company from time to time but which shall not be less than 4% per year compounded annually. The rate so determined may be changed by the Company at any time; however, the rate may not be reduced more frequently than once during each calendar year.

DETERMINATION OF ANNUITY PAYMENTS

    The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found jn the Contract which are based on an assumed interest rate of 4% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing that portion of the first variable annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant depending on the investment performance of the Variable Accounts.

    The Statement of Additional Information contains detailed disclosure regarding the method of determining the amount of each variable annuity payment and calculating the value of a Variable Annuity Unit, as well as hypothetical examples of these calculations.

EXCHANGE OF VARIABLE ANNUITY UNITS

    After the Annuity Commencement Date the Payee may exchange the value of a designated number of Variable Annuity Units of particular Variable Accounts then credited to the Contract for other Variable Annuity Units, the value of which would be such that the dollar amount of an annuity payment made on the date of the exchange would be unaffected by the fact of the exchange. Exchanges may be made only between the Variable Accounts. Twelve such exchanges may be made within each Contract Year.

ANNUITY PAYMENT RATES

    The Contract contains annuity payment rates for each annuity option described above. The rates show, for each $1,000 applied, the dollar amount of
(a) the first monthly variable annuity payment based on the assumed interest rate of 4%; and (b) the monthly fixed annuity payment, when this payment is based on the minimum guaranteed interest rate of 4% per year. The annuity payment rates may vary according to the annuity option elected and the adjusted age of the Payee. Over a period of time, if the Variable Accounts achieved a net investment return exactly equal to the assumed interest rate of 4%, the amount of each variable annuity payment would remain constant. However if the Variable Accounts achieved a net investment result greater than 4%, the amount of each variable annuity payment would increase; conversely, a net investment result smaller than 4% would decrease the amount of each variable annuity payment.

                          OTHER CONTRACTUAL PROVISIONS

OWNER

    The Owner is entitled to exercise all Contract rights and privileges without the consent of the Beneficiary or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. The Owner of a Non-Qualified Contract may change the ownership of the Contract, subject to the provisions of the Contract, although such change may result in the imposition of tax (see "Federal Tax Status--Taxation of Annuities In

------------------------
* The election of this annuity option may result in the imposition of a penalty tax.

General"). Transfer of ownership of a Qualified Contract is governed by the laws and regulations applicable to the retirement or deferred compensation plan for which the Contract was issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

    Subject to the rights of an irrevocably designated Beneficiary, the Owner may change or revoke the designation of a Beneficiary at any time while the Annuitant is living.

DEATH OF OWNER

    lf the Owner of a Non-Qualified Contract dies before the Annuity Commencement Date, the entire value of the Contract's Accumulation Account must be either (1) distributed within five years after the date of death of the Owner, or (2) distributed over some period not greater than the life or expected life of the "designated beneficiary" as defined below, with annuity payments beginning within one year after the date of death of the Owner. The person named as "successor Owner" shall be considered the "designated beneficiary" for the purposes of Section 72(s) of the Internal Revenue Code and if no person then living has been so named, then the Annuitant shall automatically be the "designated beneficiary" for this purpose. These distribution requirements will not apply where the Beneficiary is the spouse of the Owner; rather, in such a case the Contract may be continued in the name of the spouse as Owner. Where the deceased Owner is also the Annuitant (other than where a Beneficiary spouse elects to continue the Contract), the Death Benefit provision will control. If the Owner/Annuitant dies on or after the Annuity Commencement Date and before the entire accumulation under the Contract has been distributed, the remaining portion of such accumulation, if any, must be distributed at least as rapidly as the method of distribution then in effect.

    In all cases, no Owner or Beneficiary shall be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code.

    Any distributions upon the death of the Owner of a Qualified Contract will be subject to the laws and regulations governing the particular retirement or deferred compensation plan in connection with which the Qualified Contract was issued.

VOTING RIGHTS

    Owners of and payees under the Contracts and other contracts participating in the investment experience of each Variable Account have the right to vote at meetings of owners/payees of the particular Variable Account, upon such matters as the election of Members of the Board of Managers, the ratification of the selection of the independent certified public accountants, proposed changes in the Variable Accounts' investment objectives and/or restrictions and such other matters as the Investment Company Act of 1940 may require.

    Prior to the Annuity Commencement Date the Owner may cast one vote for each Variable Accumulation Unit in the particular Variable Account credited to the Contract's Accumulation Account on the record date. On or after the Annuity Commencement Date, the number of votes that a Payee may cast is determined by dividing the reserve held in the particular Variable Account for the Contract by the Variable Accumulation Unit value of the Variable Account on the record date. Employees who contribute to retirement plans which are funded by Qualified Contracts are entitled to instruct the Owners as to how to vote at meetings of Owners/ Payees of Contracts participating in the investment experience of the Variable Account.

MODIFICATION

    Upon notice to the Owner, or to the Payee during the annuity period, the Contract may be modified by the Company, but only if such modification (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company is subject or
(ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity contracts or (iii) is necessary to reflect a change in the operation of the Variable Accounts or (iv) provides additional Variable Account and/or fixed accumulation options. In the event of any such modification, the Company may make appropriate endorsement to the Contract to reflect such modification.

CHANGE IN OPERATION OF VARIABLE ACCOUNTS

    At the Company's election and subject to any necessary vote by persons having the right to vote, the Variable Accounts may be operated as unit investment trusts under the Investment Company Act of 1940 or they may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Accounts requires an order by the Securities and Exchange Commission. In the event of any change in the operation of the Variable Accounts pursuant to this provision, the Company may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

SPLITTING UNITS

    The Company reserves the right to split or combine the value of Variable Accumulation Units, Fixed Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

                               FEDERAL TAX STATUS

INTRODUCTION

    The following discussion of the treatment of the Contracts and of the Company under the federal income tax laws is general in nature, is based upon the Company's understanding of current federal income tax laws, and is not intended as tax advice. Congress has the power to enact legislation affecting the tax treatment of annuity contracts, and such legislation could be applied retroactively to Contracts purchased before the date of enactment. A more detailed discussion of the federal tax status of the Contracts is contained in the Statement of Additional Information. Any person contemplating the purchase of a Contract should consult a qualified tax adviser. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING ANY TAX STATUS, FEDERAL, STATE OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX TREATMENT OF THE COMPANY

    Under existing federal income tax laws, the income of the Variable Accounts, to the extent that it is applied to increase reserves under the Contracts, is not taxable to the Company.

TAXATION OF ANNUITIES IN GENERAL

    Generally no tax is imposed on the increase in the value of a Contract held by an individual Owner until a distribution occurs, either as an annuity payment or in the form of a cash withdrawal, a lump sum payment or a loan from (or pledge of) the Contract prior to the Annuity Commencement Date. Corporate Owners and other Owners that are not natural persons are subject to current taxation on the annual increase in the value of a Non-Qualified Contract's Accumulation Account. This rule does not apply where a non-natural person holds the Contract as agent for a natural person (such as where a bank holds a Contract as trustee under a trust agreement).

    Taxable cash withdrawals from either Qualified or Non-Qualified Contracts are subject to a 10% penalty, except in certain circumstances (such as where the distribution is made after the Owner has reached age 59 1/2 or upon the death of the Owner). In the case of a Qualified Contract, certain distributions, known as "eligible rollover distributions," if rolled over to certain other qualified retirement plans (either directly or after being distributed to the Owner or Payee), are not taxable until distributed from the plan to which they are rolled over. In general, an eligible rollover distribution is any taxable distribution other than a distribution that is part of a series of payments made for life or for a specified period of ten years or more. Owners, Annuitants, Payees and Beneficiaries should seek qualified advice about the tax consequences of distributions, withdrawals, rollovers and payments under the retirement plans in connection with which the Contracts are purchased.

    If the Owner dies before the Annuity Commencement Date, the Contract's Accumulation Account must be distributed within a specified period. In the case of a Non-Qualified Contract, this distribution requirement does not apply where the spouse of the Owner is the successor Owner.

    A transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse) is treated as the receipt by the Owner of income in an amount equal to the excess of the cash surrender value over the Contract's cost basis.

    The Company will withhold and remit to the U.S. government part of the taxable portion of each distribution made under a Non-Qualified Contract or under a Qualified Contract issued for use with an individual retirement account unless the Owner or Payee provides his or her taxpayer identification number to the Company and notifies the Company (in the manner prescribed) that he or she chooses not to have amounts withheld.

    In the case of distributions from a Qualified Contract (other than distributions from a Contract issued for use with an individual retirement account), the Company or the plan administrator must withhold and remit to the U.S. government 20% of each distribution that is an eligible rollover distribution (as defined above) unless the Owner or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover. If a distribution from a Qualified Contract is not an eligible rollover distribution, then the Owner or Payee can choose not to have amounts withheld as described above for Non-Qualified Contracts and individual retirement accounts.

    Amounts withheld from any distribution may be credited against the Owner's or Payee's federal income tax liability for the year of the distribution.

    The Internal Revenue Service has issued regulations that prescribe investment diversification requirements for segregated asset accounts underlying nonqualified variable contracts. Contracts that do not comply with these regulations do not qualify as annuities for income tax purposes. The Company believes that the Variable Accounts comply with the regulations.

    The preamble to the regulations states that the Service may promulgate guidelines under which a variable contract will not be treated as an annuity for tax purposes if the owner has excessive control over the investments underlying the contract. It is not known whether such guidelines, if in fact promulgated, would have retroactive effect. If guidelines are promulgated, the Company will take any action (including modification of the Contract or the Variable Accounts) necessary to comply with the guidelines.

QUALIFIED RETIREMENT PLANS

    The Qualified Contracts described in this Prospectus are designed for use with the following types of qualified retirement plans:

       (1) Individual Retirement Annuities permitted by Sections 219 and 408 of the Code, including Simplified Employee Pensions established by employers pursuant to Section 408(k);

       (2) Tax Sheltered Annuities established pursuant to the provisions of
           Section 403(b) of the Code for public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code;

       (3) Various Pension and Profit-Sharing Plans established by business employers and certain associations, as permitted by Sections 401(a),
    401(k) and 403(a) of the Code, including those purchasers who would have been covered under the rules governing old H.R. 10 (Keogh) Plans; and

       (4) State and Local Government Deferred Compensation Plans established pursuant to Section 457 of the Code.

    The tax rules applicable to participants in such plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made herein to provide more than general information about the use of Qualified Contracts. Participants in such plans as well as Owners, Annuitants, Payees and Beneficiaries are cautioned that the rights of any person to any benefits under these plans are subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Qualified Contracts. The Company will provide purchasers of Qualified Contracts for use in connection with Individual Retirement Annuities with such supplemental information as may be required by the Internal Revenue Service or other appropriate agency. Any person contemplating the purchase of a Qualified Contract should consult a qualified tax adviser.

                         DISTRIBUTION OF THE CONTRACTS

    The Contracts will be sold by licensed insurance agents in those states where the Contracts may be Iawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. The Contracts will be distributed by Clarendon Insurance Agency, Inc., 500 Boylston Street, Boston, Massachusetts 02116, a wholly-owned subsidiary of MFS. Commissions and other distribution compensation will be paid by the Company and will not be more than 5.11% of Purchase Payments. In addition, after the fifth Contract Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 0.20% of the Contract's Accumulation Account value.

                               LEGAL PROCEEDINGS

    The Variable Accounts, the Company and MFS are engaged in various kinds of routine litigation which, in management's opinion, is not material with respect to the Variable Accounts.

                            CONTRACT OWNER INQUIRIES

    All Contract Owner inquiries should be directed to the Company at its Annuity Service Mailing Address.

           TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

General Information
The Variable Accounts' Investment Objectives, Policies and Restrictions Management of the Variable Accounts
Annuity Provisions
Other Contractual Provisions
Federal Tax Status
Administration of the Contracts
Distribution of the Contracts
Legal Matters
Accountants and Financial Statements

                                   APPENDIX A
                              STATE PREMIUM TAXES

    The amount of applicable tax varies depending on the jurisdiction and is subject to change by the legislature or other authority. In many jurisdictions there is no tax at all. The Company believes that as of April 30, 1997 premium taxes will be imposed on Contracts offered by this Prospectus only by the jurisdictions listed below at the rates indicated. For information subsequent to April 30, 1997 a tax adviser should be consulted.

                                                  RATE OF TAX
                                          ---------------------------
                                           QUALIFIED    NON-QUALIFIED
STATE                                      CONTRACTS      CONTRACTS
----------------------------------------  -----------   -------------
California                                       .50%           2.35%
District of Columbia                            2.25%           2.25%
Kansas                                              --          2.00%
Kentucky                                        2.00%           2.00%
Maine                                               --          2.00%
Nevada                                              --          3.50%
South Dakota                                        --          1.25%
West Virginia                                   1.00%           1.00%
Wyoming                                             --          1.00%

                                   APPENDIX B
                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATINGS SERVICES ("S&P"):

The rating "A" is the highest commercial paper rating assigned by S&P and issues so rated are regarded as having the greatest capacity for timely payment. Issues in the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those A-1 issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S"):

The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 have a superior ability for repayment. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

                          DESCRIPTION OF BOND RATINGS

    The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

STANDARD & POOR'S RATING SERVICES:

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB: Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB - rating.

CCC: Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B - rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC - debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

NR: indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

FITCH'S INVESTORS SERVICE, INC.:

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is considered to be very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR:  Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be raised or lowered. FitchAlert is relatively short-term and should be resolved within 12 months.

MOODY'S INVESTORS SERVICE, INC.:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

    Should no rating be assigned, the reason may be one of the following:

        1.  An application for rating was not received or accepted.

        2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

        3.  There is a lack of essential data pertaining to the issue or issuer.

        4. The issue was privately placed, in which case the rating is not published in Moody's publications.

    Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

    Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX C
                             INVESTMENT TECHNIQUES

    As part of their strategies for attaining their investment objectives, the Variable Accounts may employ the following investment techniques. Each of CAVA, GSVA, WGVA and MSVA may engage in transactions involving options, Futures Contracts, and Options on Futures Contracts. CAVA, WGVA and MSVA may also participate in Forward Contracts. In addition, all the Accounts may engage in repurchase agreement transactions; WGVA and TRVA may engage in securities lending; GSVA, HYVA, TRVA and WGVA may enter into mortgage "dollar roll" transactions; HYVA and TRVA may invest in corporate asset-backed securities; HYVA may purchase loan participations; and WGVA may trade options on foreign currencies, purchase indexed securities and enter into swap agreements. All the Accounts except MMVA, GSVA and WGVA may purchase emerging market securities, and HYVA and TRVA may invest in Brady Bonds. All the Accounts except MMVA may invest in restricted securities, subject to applicable restrictions on purchasing securities that are not readily marketable. An Account's use of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies may result in loss of principal under certain market conditions. These various techniques are described below.

OPTIONS ON SECURITIES

    An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a non-refundable purchase price for the option, known as the "premium". If the price of the underlying security moves adversely to the holder's position, the maximum amount of risk the holder assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk to the seller, or "writer," in the case of an adverse market movement, is that the option may be exercised and the writer will be required to purchase or sell the underlying security at a disadvantageous price, which may be only partially offset by the amount of premium received. The writer's risk is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of liquid assets equal to the exercise price in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

    Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security in the case of a call option, or to purchase the security in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

    Options on securities and options on indices of securities discussed below are traded on national securities exchanges such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

    In addition, options on securities and options on indices of securities may be traded on exchanges located outside the United States and over-the-counter through financial institutions dealing in such options as well as the underlying instruments. The particular risks of over-the-counter transactions are set forth more fully in the SAI.

OPTIONS ON INDICES

    In contrast to an option on a security, an option on an index (which may be a stock index, fixed income security index or other financial index, as appropriate) provides the holder with the right, but not the

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obligation, to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by
(ii) a fixed "index multiplier." The purchaser of the option receives this cash settlement amount if the closing level of the index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market. Trading of options on indices is described above under "Options on Securities."

    The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. The composition of the index is changed periodically.

FUTURES CONTRACTS

    A Futures Contract is a bilateral agreement providing for the making and acceptance of a cash settlement at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, Futures Contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

    This investment technique is designed only to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of the Account's portfolio securities or adversely affect the price of securities which the Account intends to purchase at a later date. Should interest or exchange rates move in an unexpected manner, an Account may not achieve the anticipated benefits of this technique, or may realize a loss.

    The purchase or sale of a Futures Contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which generally varies between 5% and 15% of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable, a process known as "marking to the market."

    U.S. Futures Contracts may be purchased or sold only on an exchange, known as a "contract market", designated by the Commodity Futures Trading Commission ("CFTC") for the trading of such contracts, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a Futures Contract, by in effect taking the opposite side of such Contract. At any time prior to the expiration of a Futures Contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it. Futures Contracts may also be traded on foreign exchanges.

    Interest rate Futures Contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills and Eurodollar deposits. Foreign currency Futures Contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc and West German mark.

    A stock index futures contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a stock index. The types of indices underlying stock index futures contracts are essentially the same as those underlying stock index options, as described above. The index assigns weighted values to the securities included in the index and its composition is changed periodically.

    The Accounts' Boards of Managers (the "Boards") have adopted the requirement that Futures Contracts and Options on Futures Contracts discussed below only be used as a hedge and not for speculation. In addition to this requirement, the Boards have also adopted two percentage restrictions on the use of Futures Contracts. The first restriction is that an Account will not enter into any Futures Contracts and Options on Futures Contracts if immediately thereafter the amount of initial margin deposits on all the Futures Contracts of the Account and premiums paid on Options on Futures Contracts would exceed 5% of the market value of the Account's total assets. The second restriction is that the aggregate market value of securities and other obligations underlying the Futures Contracts held by an Account may not exceed 50% of the market value of the Account's total assets. Neither of these restrictions will be changed by the Boards without considering the policies and concerns of various federal and state regulatory agencies.

OPTIONS ON FUTURES CONTRACTS

    An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date, or in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

    This investment technique is designed only to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of the Account's portfolio securities or adversely affect the price of securities which the Account intends to purchase at a later date. Should interest or exchange rates move in an unexpected manner, the Account may not achieve the anticipated benefits of this technique, or may realize a loss. For restrictions on the use of Options on Futures Contracts see the discussion under "Futures Contracts" above.

    A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (I.E.,the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

    Options on Futures Contracts that are written or purchased by a Variable Account on United States exchanges are traded on the same contract market as the underlying Futures Contract and, like Futures Contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. In addition, Options on Futures Contracts may be traded on foreign exchanges.

    An option, whether based on a Futures Contract, an index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    A Forward Contract is a contractual obligation to purchase or sell a specific quantity of a given foreign currency for a fixed exchange rate at a future date. Forward Contracts are individually negotiated and are traded through the "interbank currency market," an informal network of banks and brokerage firms which operates around the clock and throughout the world. Transactions in the interbank market may be executed only through financial institutions acting as market-makers in the interbank market, or through brokers executing purchases and sales through such institutions. Market-makers in the interbank market generally act as principals in taking the opposite side of their customers' positions in Forward Contracts, and ordinarily charge a mark-up or commission which may be included in the cost of the Forward Contract. In addition, market-makers may require their customers to deposit collateral upon entering into a Forward Contract as security for the customer's obligation to make or receive delivery of currency, and to deposit additional collateral if exchange rates move adversely to the customer's position. Such deposits may function in a manner similar to the margining of Futures Contracts, described above.

    Prior to the stated maturity date of a Forward Contract, it may be possible to liquidate the transaction by entering into an offsetting contract. In order to do so, however, a customer may be required to maintain both contracts as open positions until maturity and to make or receive a settlement of the difference owed to or from the market-maker or broker at that time.

    An Account may enter into Forward Contracts to attempt to minimize the risk to the Account from adverse changes in the relationship between the U.S. dollar and foreign currencies. An Account may enter into a Forward Contract, for example, at the same time as it enters into a contract for the purchase or sale of a security denominated in a foreign currency, in order to "lock in" the U.S. dollar price of the security. Additionally, for example, when an Account believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Account's portfolio securities denominated in such foreign currency, or when an Account believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. An Account may also enter into Forward Contracts for "cross hedging" purposes; E.G. the purchase or sale of a Forward Contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency. CAVA, WGVA and MSVA have established procedures consistent with the statements of the Securities and Exchange Commission concerning such purchases. Since that policy currently requires the use of "cover" or that an amount of the Account's assets equal to the amount of the purchase be held aside or segregated in a separate account to be used to pay for the commitment, the Account always will use "cover" or have liquid assets available sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked to market on a daily basis.

    An Account may be required to receive delivery of the foreign currency underlying forward foreign currency exchange contracts that it has entered into. This could occur, for example, if the Account were unable to close out a Forward Contract. An Account may also elect to take delivery of the currencies underlying Forward Contracts, if, in the judgment of the Adviser, it is the best interests of the Account to do so. In such instances, the Account may promptly convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

    While the holding of currencies will permit an Account to take advantage of favorable movement in the applicable exchange rates, it also exposes the Account to risk of loss if such rates move in a direction adverse to an Account's position. Such losses could reduce any profits or increase any losses sustained by an Account from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect an Account's profit or loss on Forward Contracts, as well as in its hedging strategies.

    Forward Contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for an Account than if it had not engaged in such contracts. Furthermore, while these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate Forward Contracts. In such event, the ability of an Account to utilize Forward Contracts in the manner set forth above may be restricted.

    Forward Contracts are traded over the counter and not on organized commodities or securities exchanges; as a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges.

OPTIONS ON FOREIGN CURRENCIES

    WGVA may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As in the case of other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. Furthermore, as a result of writing such options, WGVA could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. While the purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, in the event of rate movement adverse to WGVA's position, WGVA may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by WGVA will be traded on U.S. and foreign exchanges or over the counter.

    Options on foreign currencies are traded in a manner substantially similar to options on securities. In particular, an option on foreign currency provides the holder with the right to purchase, in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated expiration date or, in the case of certain options, on such date. The writer of the option undertakes the obligation to deliver, in the case of a call option, or to purchase in the case of a put option, the quantity of the currency called for in the option, upon exercise of the option by the holder.

    As in the case of other types of options, the holder of an option on foreign currency is required to pay a one-time, non-refundable premium, which represents the cost of purchasing the option. The holder can lose the entire amount of this premium, as well as related transaction costs, but not more than this amount. The writer of the option, in contrast, generally is required to make initial and variation margin payments, similar to margin deposits required in the trading of Futures Contracts and the writing of other types of options. The writer is therefore subject to risk of loss beyond the amount originally invested and above the value of the option at the time it is entered into.

    Options on foreign currencies may result in an Account's holding foreign currency, and expose the Account to risks similar to those described above under "Forward Foreign Currency Exchange Contracts."

    Certain options on foreign currencies, like Forward Contracts, are traded over-the-counter through financial institutions acting as market-makers in such options and the underlying currencies. Such transactions therefore involve risks not generally associated with exchange-traded instruments, which are discussed in the Statement of Additional Information. Options on foreign currencies may also be traded on national securities exchanges regulated by the SEC and on exchanges located in foreign countries.

LENDING OF PORTFOLIO SECURITIES

    WGVA and TRVA may seek to increase their income by lending portfolio securities to the extent consistent with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission ("SEC"). Such loans may be made to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof), and would be required to be secured continuously by collateral, including cash, U.S. Government Securities, or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. An Account would have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, the Account would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. An Account would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the investment adviser to be of good standing, and when, in the judgment of the investment adviser, the consideration which could be earned currently from securities loans of this type justified the attendant risk. If the investment adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the value of an Account's total assets.

"WHEN-ISSUED SECURITIES"

    Securities may be purchased on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered at a future date beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. Although an Account is not limited to the amount of securities for which it may have commitments to purchase on such basis, it is expected that under normal circumstances, an Account will not commit more than 30% of its assets to such purchases. An Account does not pay for the securities until received or start earning interest on them until the settlement date. In order to invest its assets immediately, while awaiting delivery of securities purchased on such basis, an Account will normally invest in short-term securities that offer same-day settlement and earnings, but that may bear interest at a lower rate than longer term securities.

    When an Account commits to purchase a security on a "when issued" or "forward delivery" basis it will set up a segregated account consistent with the General Statement of Policy of the SEC referred to above under "Forward Foreign Currency Exchange Contracts." While WGVA does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of the SEC policy, purchases of securities on such bases may involve more risk than other types of purchases. For example, if an Account determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a gain or a loss because of market fluctuations since the time the commitment to purchase such securities was made.

REPURCHASE AGREEMENTS

    An Account may enter into repurchase agreements (a purchase of and a simultaneous commitment to resell a security at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System, member firms (and subsidiaries thereof) of the New York Stock Exchange, recognized primary U.S. Government Securities dealers, or institutions which the Account's investment adviser has determined to be of comparable creditworthiness, and only for U.S. Government Securities. When participating in repurchase agreements the Account buys securities with the agreement that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Account to earn a return on available cash, although the Account may be subject to various delays and risks of loss (including risk of decline in market value of the underlying securities) if the seller is unable to meet its obligation to repurchase. In evaluating whether to enter into a repurchase agreement the investment adviser will carefully consider the creditworthiness of the seller and will follow guidelines regarding the determination of creditworthiness established by the Board of Managers of the Account. If the member bank or securities dealer that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Account is unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the underlying securities, including accrued interest, is at least equal to the repurchase price.

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
ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS

    Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates and/or credit quality than debt obligations which make regular payments of interest. An Account will accrue income on such investments for accounting purposes.

EMERGING MARKET SECURITIES

    Emerging market securities are securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

    The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities prices in emerging markets can be significantly more volatile and less liquid than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

    These securities may be considered speculative and, while generally offering higher income and the potential for capital appreciation, may present significantly greater risk. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Variable Account is uninvested and no return is earned thereon. The inability of a Variable Account to make intended security purchases due to settlement problems could cause the Variable Account to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Variable Account due to subsequent declines in values of the portfolio securities, a decrease in the level of liquidity in the Account's portfolio, or, if the Variable Account has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets the Account bears the risk that the securities will not be delivered and that the Account's payments will not be returned.

    Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Variable Account could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Variable Account of any restrictions on investments.

    Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Variable Account.

BRADY BONDS

    Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Mexico, Uruguay, Venezuela, Costa Rica, Dominican Republic, Argentina, Jordan, Nigeria, Panama, Brazil, Bulgaria, Ecuador, Poland and the Philippines. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three of four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

AMERICAN DEPOSITARY RECEIPTS

    American Depositary Receipts ("ADRs") are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depositary of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Each Variable Account that invests in foreign securities may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Variable Accounts may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Variable Account's custodian in five days. Each such Variable Account may also execute trades on the U.S. markets using existing ADRs. Because ADRs trade on United States securities exchanges, the Accounts' adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities. For example, a foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency.

RESTRICTED SECURITIES

    Restricted securities are securities that are subject to legal or contractual restrictions on resale, including securities which cannot be sold to the public without registration under the Securities Act of 1933 (the "Securities Act"). Unless registered for sale, such securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration, such as pursuant to Rule 144A under the Securities Act for offers and sales to "qualified institutional buyers." Consequently, there may be a more limited trading market for these securities and market quotations may be less readily available. However, as to certain restricted securities, a substantial market of qualified institutional buyers may develop pursuant to Rule 144A ("Rule 144A Securities"). A determinatin is made based upon a continuing review of the trading markets for the specific Rule 144A Security that such securities are readily marketable. The Board has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring liquidity of Rule 144A Securities. The Board, however, retains oversight focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A Securities could have the effect of decreasing the level of liquidity in a Variable Account to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A Securities held in the Variable Account's portfolio. As a result, the Variable Account might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities. A Variable Account may invest in restricted securities as to which the Board has made such a determination of ready marketability, to the extent consistent with its investment objectives. Where the Board has not made such a determination, investments in restricted securities are subject to the Variable Account's investment restrictions on investments in securities that are not readily marketable.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES

    Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal and interest on the Mortgage Assets and any reinvestment income thereon provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

    In a CMO, a series of bonds or certificates is usually issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayment on a Mortgage Asset may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated under several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayment, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

    Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class CMOs ("PAC Bonds") generally require payments of the specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment of such securities having the highest priority after interest has been paid to all classes.

STRIPPED MORTGAGE-BACKED SECURITIES

    Stripped Mortgage-Backed Securities ("SMBS") are derivative multi-class mortgage securities issued by agencies or instrumentalities of the United States Government or by private originators of, or investors in, mortgage loans including savings and loan associations, mortgage banks, commercial banks and investment banks.

    SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest while the other class will receive all of the principal. If the underlying Mortgage Assets experience more than anticipated prepayments of principal, the Account may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although these securities are traded among institutional investors and investment banking firms.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS

    GSVA, HYVA, TRVA and WGVA may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Account sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Accounts will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. During the roll period, the Account foregoes principal and interest paid on the mortgage-backed securities. The Account is compensated for the lost interest by the difference between the current sales price and the lower price for the futures purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Account may also be compensated by receipt of a commitment fee.

    In the event that the party with whom the Account contracts to repurchase substantially similar securities on a future date fails to deliver such securities, the Account may not be able to obtain such securities at the price specified in such contract and thus may not benefit from the price differential between the current sales price and the repurchase price. The market value of securities purchased by the Account may decline below the price of securities that the Account has sold but is obligated to repurchase under the agreement. Under the terms of these transactions, the securities purchased may have different prepayment characteristics and both the Account and the dealer may be permitted to over or underdeliver the aggregate principal amount of the securities by 2%.

CORPORATE ASSET-BACKED SECURITIES

    HYVA and TRVA may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

    Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (E.G. loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

    As noted above, corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS

    HYVA may invest a portion of its assets in "loan participations". By purchasing a loan participation, the Account acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Account may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations acquired by the Account may involve revolving credit facilities or other standby financing commitments which obligate the Account to pay additional cash on a certain date or on demand.

    The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Account may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of loan participations and the risks related to transactions therein, see Appendix D in the Statement of Additional Information.

SWAPS AND RELATED TRANSACTIONS

    As one way of managing its exposure to different types of investments, WGVA may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by the Account with another party of cash payments based upon different interest rate indices, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, the Account might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a principal amount determined by the parties.

    The Account may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

    Swap agreements will tend to shift the Account's investment exposure from one type of investment to another. For example, if the Account agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the Account's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Account's investments and its share price and yield.

    Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Account's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Account may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

    Swaps, caps, floors and collars are highly specialized activities which involve certain risks. See the Statement of Additional Information on the risks involved in these activities.

INDEXED SECURITIES

    The value of indexed securities is linked to foreign currencies, interest rates, commodities, indices, or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity (I.E., principal value) or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (I.E., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

    The performance of indexed securities depends to a great extent on the performance of the securities, currencies, or other instruments to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

                                   APPENDIX D
                                INDUSTRY SECTORS

    MSVA seeks to achieve its investment objective by varying the weighting of its portfolio among the following thirteen industry sectors (I.E., industry groupings):

         (1) AUTOS AND HOUSING SECTOR: companies engaged in the design, production and sale of automobiles, automobile parts, mobile homes and related products, and in the design, construction, renovation and refurbishing of residential dwellings. The value of automobile industry securities is affected by foreign competition, consumer confidence, consumer debt and installment loan rates. The housing construction industry is affected by the level of consumer confidence, consumer debt, mortgage rates and the inflation outlook.

         (2) BASIC MATERIALS AND CONSUMER STAPLES SECTOR: companies engaged in providing consumer goods and services such as: the design, processing, production and storage of packaged, canned, bottled and frozen foods and beverages; and the design, production and sale of home furnishings, appliances, clothing, accessories, cosmetics and perfumes. Certain such companies are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. Also, the success of food-and fashion-related products may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

         (3) DEFENSE AND AEROSPACE SECTOR: companies engaged in the research, manufacture, or sale of products or services related to the defense and aerospace industries, such as: air transport; data processing or computer-related services; communications systems; military weapons and transportation; general aviation equipment, missiles, space launch vehicles and spacecraft; units for guidance, propulsion and control of flight vehicles; and airborne and ground-based equipment essential to the test, operation and maintenance of flight vehicles. Since such companies rely largely on U.S. (and other) governmental demand for their products and services, their financial conditions are heavily influenced by federal (and other governmental) defense spending policies.

         (4) ENERGY SECTOR: companies in the energy field, including oil, gas, electricity and coal as well as nuclear, geothermal, oil shale and solar sources of energy. The business activities of companies comprising this sector may include: production, generation, transmission, marketing, control or measurement of energy or energy fuels; provision of component parts or services to companies engaged in such activities; energy research or experimentation; environmental activities related to the solution of energy problems; and activities resulting from technological advances or research discoveries in the energy field. The value of such companies' securities varies based on the price and supply of energy fuels and may be affected by events relating to international politics, energy conservation, the success of exploration projects, and the tax and other regulatory policies of various governments.

         (5) FINANCIAL SERVICES SECTOR: companies providing financial services to consumers and industry, such as: commercial banks and savings and loan associations; consumer and industrial finance companies; securities brokerage companies; leasing companies; and firms in all segments of the insurance field (such as multiline, property and casualty, and life insurance). These kinds of companies are subject to extensive governmental regulations, some of which regulations are currently being studied by Congress. The profitability of these groups may fluctuate significantly as a result of volatile interest rates and general economic conditions.

         (6) HEALTH CARE SECTOR: companies engaged in the design, manufacture or sale of products or services used in connection with health care or medicine, such as: pharmaceutical companies; firms that design, manufacture, sell or supply medical, dental and optical products, hardware or services; companies involved in biotechnology, medical diagnostic and biochemical research and development; and companies involved in the operation of health care facilities. Many of these companies are subject to government regulation, which could affect the price and availability of their products and services. Also, products and services in this sector could quickly become obsolete.

         (7) INDUSTRIAL GOODS AND SERVICES SECTOR: companies engaged in the research, development, manufacture or marketing of products, processes or services related to the agriculture, chemicals, containers, forest products, non-ferrous metals, steel and pollution control industries, such as: synthetic and natural materials, for example, chemicals, plastics, fertilizers, gases, fibers, flavorings and fragrances; paper; wood products; steel and cement. Certain companies in this sector are subject to regulation by state and federal authorities, which could require alteration or cessation of production of a product, payment of fines or cleaning of a disposal site. In addition, since some of the materials and processes used by these companies involve hazardous components, there are risks associated with their production, handling and disposal. The risk of product obsolescence is also present.

         (8) LEISURE SECTOR: companies engaged in the design, production or distribution of goods or services in the leisure industry, such as: television and radio broadcast or manufacture; motion pictures and photography; recordings and musical instruments; publishing; sporting goods, camping and recreational equipment; sports arenas; toys and games; amusement and theme parks; travel-related services and airlines; hotels and motels; fast food and other restaurants; and gaming casinos. Many products produced by companies in this sector--for example, video and electronic games--may quickly become obsolete.

        (9) RETAILING SECTOR: companies engaged in the retail distribution of home furnishings, food products, clothing, pharmaceuticals, leisure products and other consumer goods, such as: department stores; supermarkets; and retail chains specializing in particular items such as shoes, toys or pharmaceuticals. The value of securities in this sector will fluctuate based on consumer spending patterns, which depend on inflation and interest rates, level of consumer debt and seasonal shopping habits. The success or failure of a particular company in this highly competitive sector will depend on such company's ability to predict rapidly changing consumer tastes.

        (10) TECHNOLOGY SECTOR: companies which are expected to have or develop products, processes or services which will provide or will benefit significantly from technological advances and improvements or future automation trends in the office and factory, such as: semiconductors; computers and peripheral equipment; scientific instruments; computer software; telecommunications; and electronic components, instruments and systems. Such companies are sensitive to foreign competition and import tariffs. Also, many products produced by companies in this sector may quickly become obsolete.

        (11) TRANSPORTATION SECTOR: companies involved in the provision of transportation of people and products, such as: airlines, railroads and trucking firms. Revenues of companies in this sector will be affected by fluctuations in fuel prices resulting from domestic and international events, and government regulation of fares.

        (12) UTILITIES SECTOR: companies in the public utilities industry and companies deriving a substantial majority of their revenues through supplying public utilities such as: companies engaged in the manufacture, production, generation, transmission and sale of gas and electric energy; and companies engaged in the communications field, including telephone, telegraph, satellite, microwave and the provision of other communication facilities to the public. The gas and electric public utilities industries are subject to various uncertainties, including the outcome of political issues concerning the environment, prices of fuel for electric generation, availability of natural gas, and risks associated with the construction and operation of nuclear power facilities.

        (13) FOREIGN SECTOR: companies whose primary business activity takes place outside of the United States. The securities of foreign companies would be heavily influenced by the strength of national economies, inflation levels and the value of the U.S. dollar versus foreign currencies. Foreign investments will be subject to certain risks not generally associated with domestic investments. Such investments may be favorably or unfavorably affected by changes in interest rates, currency exchange rates and exchange control regulations, and costs may be incurred in connection with conversions between currencies. In addition, investments in foreign countries could be affected by less favorable tax provisions, less publicly available information, less securities regulation, political or social instability, limitations on the removal of funds or other assets of the Account, expropriation of assets, diplomatic developments adverse to U.S. investments and difficulties in enforcing contractual obligations.

    Diversified companies will generally be included in the sector of their predominant industry activity, as determined by the Adviser.

                                   APPENDIX E
                          PORTFOLIO COMPOSITION CHART
                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996

    The table below shows the percentages of each of HYVA's and TRVA's assets at December 31, 1996 invested in securities assigned to the various rating categories by S&P, Moody's (provided only for securities not rated by S&P) and Fitch (provided only for securities not rated by S&P or Moody's) and in unrated securities determined by MFS to be of comparable quality:

                          HIGH YIELD VARIABLE ACCOUNT

                            UNRATED BONDS OF
               COMPILED        COMPARABLE
  RATING        RATINGS          QUALITY          TOTAL
-----------  -------------  -----------------  -----------
  AAA/Aaa         --               --              --
   AA/Aa          --               --              --
    A/A           --               --              --
  BBB/Baa         --               --              --
   BB/Ba          12.69%           --              12.69%
    B/B           72.32%            2.98%          75.30%
  CCC/Caa          4.38%            0.06            4.44%
   CC/Ca          --               --              --
    C/C           --               --              --
  Default          0.74%           --               0.74%
   Total          90.13%            3.04%          93.17%

                         TOTAL RETURN VARIABLE ACCOUNT

                            UNRATED BONDS OF
               COMPILED        COMPARABLE
  RATING        RATINGS          QUALITY          TOTAL
-----------  -------------  -----------------  -----------
  AAA/Aaa         12.95%           --              12.95%
   AA/Aa           0.66%           --               0.66%
    A/A            4.35%           --               4.35%
  BBB/Baa         12.04%           --              12.04%
   BB/Ba           5.30%           --               5.30%
    B/B            0.30%            0.18%           0.48%
  CCC/Caa         --               --              --
   CC/Ca          --               --              --
    C/C           --               --              --
  Default         --               --              --
   Total          35.60%            0.18%          35.78%

    These charts do not necessarily indicate what the composition of HYVA's and TRVA's portfolio will be in subsequent years. Rather, the Accounts' investment objective, policies and restrictions indicate the extent to which it may purchase securities in the various categories.

This Prospectus sets forth information about the Contracts and the Variable Accounts that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Accounts has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 1997 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

---------------------------------------------------------------------------

To:   Sun Life Assurance Company of Canada (U.S.)
     c/o Sun Life Annuity Service Center
     P.O. Box 1024
     Boston, Massachusetts 02103

    Please send me a Statement of Additional Information for Compass 2--Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Total Return Variable Account, World Governments Variable Account and Managed Sectors Variable Account.

Name       -------------------------------------------

Address    -------------------------------------------

           -------------------------------------------

City -------------------------- State ------------ Zip --------------

Telephone ---------------------

PROSPECTUS
MAY 1, 1997
COMBINATION FIXED/VARIABLE
ANNUITY FOR PERSONAL AND
QUALIFIED RETIREMENT PLANS

       ISSUED BY
       SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
       Annuity Service Mailing Address:
       c/o Sun Life Annuity Service Center
       P.O. Box 1024
       Boston, Massachusetts 02103
       GENERAL DISTRIBUTOR
       Clarendon Insurance Agency, Inc.
       500 Boylston Street
       Boston, Massachusetts 02116
       CUSTODIAN
       State Street Bank and Trust Company
       225 Franklin Street
       Boston, Massachusetts 02110
       LEGAL COUNSEL
       Covington & Burling
       1201 Pennsylvania Avenue, N.W.
       P.O. Box 7566
       Washington, D.C. 20044
       AUDITORS
       Deloitte & Touche LLP
       125 Summer Street
       Boston, Massachusetts 02110

           ISSUED IN CONNECTION WITH
            - MONEY MARKET VARIABLE ACCOUNT
            - HIGH YIELD VARIABLE ACCOUNT
            - CAPITAL APPRECIATION VARIABLE ACCOUNT
            - GOVERNMENT SECURITIES VARIABLE ACCOUNT
            - WORLD GOVERNMENTS VARIABLE ACCOUNT
            - TOTAL RETURN VARIABLE ACCOUNT
            - MANAGED SECTORS VARIABLE ACCOUNT

CO2US-1-5/97/35M

                                                                     MAY 1, 1997

                                COMPASS 2 AND 3

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

General Information................................................................           2
The Variable Accounts' Investment Objectives, Policies and Restrictions............           2
Management of the Variable Accounts................................................           6
Annuity Provisions.................................................................           9
Other Contractual Provisions.......................................................          10
Federal Tax Status.................................................................          11
Administration of the Contracts....................................................          14
Distribution of the Contracts......................................................          14
Legal Matters......................................................................          15
Accountants and Financial Statements...............................................          15

    This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to prospective purchasers of Compass 2 and 3 Combination Fixed/Variable Annuity Contracts for personal and qualified retirement plans (the "Contracts") issued by Sun Life Assurance Company of Canada (U.S.) (the "Company") in connection with Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Total Return Variable Account, World Governments Variable Account and Managed Sectors Variable Account (the "Variable Accounts") which is not necessarily included in the Compass 2 and 3 Prospectuses dated May 1, 1997. This SAI should be read in conjunction with the Prospectuses, copies of which may be obtained without charge from the Company at its Annuity Service Mailing Address: Sun Life Annuity Service Center, P.O. Box 1024, Boston, Massachusetts 02103, or by telephoning
(800) 752-7215.

    The terms used in this SAI have the same meanings as in the Prospectus.
--------------------------------------------------------------------------------

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                              GENERAL INFORMATION

THE COMPANY

    Sun Life Assurance Company of Canada (U.S.) (the "Company") is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. Its Executive Office is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181. The Company is a wholly-owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Ontario, Canada, a mutual life insurance company incorporated in Canada in 1865 ("Sun Life (Canada)"). The Company's subsidiaries are Massachusetts Financial Services Company, Massachusetts Casualty Insurance Company, Sun Life Insurance and Annuity Company of New York, New London Trust, F.S.B., Sun Investment Services Company, Sun Benefit Services Company, Inc., Sun Life Financial Services Limited and Sun Capital Advisers, Inc. It is expected that as of May 1, 1997, all of the outstanding common stock of the Company will be held by a wholly-owned subsidiary of Sun Life (Canada), Sun Life of Canada (U.S.) Holdings, Inc., which has been formed to serve as the holding company for the U.S. subsidiaries of Sun Life (Canada) and for general corporate financing purposes.

THE VARIABLE ACCOUNTS

    Money Market Variable Account ("MMVA"), High Yield Variable Account ("HYVA"), Capital Appreciation Variable Account ("CAVA"), Government Securities Variable Account ("GSVA"), Total Return Variable Account ("TRVA"), World Governments Variable Account ("WGVA") and Managed Sectors Variable Account ("MSVA") are separate accounts of the Company, each of which meets the definition of a separate account under the federal securities laws and is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940.

THE FIXED ACCOUNT

    If the Owner elects to have Contract values accumulated on a fixed basis, Purchase Payments are allocated to the Fixed Account, which is the general account of the Company. Because of exemptive and exclusionary provisions, that part of the Contract relating to the Fixed Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the Fixed Account, nor any interests therein, are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Statement of Additional Information with respect to that portion of the Contract relating to the Fixed Account. Disclosures regarding the fixed portion of the Contract and the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made herein (see "Fixed Account" in Appendix A).

                 THE VARIABLE ACCOUNTS' INVESTMENT OBJECTIVES,
                           POLICIES AND RESTRICTIONS

    The investment objectives and policies applicable to the Variable Accounts are discussed in the Compass 2 and 3 Prospectuses. Certain Variable Accounts may engage in the following investment techniques: options; Futures Contracts; Options on Futures Contracts; Forward Foreign Currency Contracts; options on foreign currencies; loan participations and other direct indebtedness; and swaps and related transactions. These investment techniques and their risks are described in Appendix D hereto. The investment restrictions applicable to the Variable Accounts are discussed below.

INVESTMENT RESTRICTIONS THAT APPLY TO ALL VARIABLE ACCOUNTS:

    The Variable Accounts may not:

        (1) Enter into repurchase agreements if, as a result of such agreement, more than 10% of the Variable Account's total assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days.

        (2) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objectives and policies are not prohibited; and provided that this shall not prohibit WGVA and TRVA from lending securities in accordance with their objectives and policies; and provided that this shall not prevent MSVA from purchasing convertible debt instruments consistent with its investment objectives. As regards HYVA, TRVA, WGVA and MSVA, the purchase of a portion or all of an issue of debt securities shall not be considered the making of a loan.

        (3) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities (any such borrowings under this section will not be collateralized). If, for any reason, the current value of any Variable Account's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Variable Account will, within three business days, reduce its indebtedness to the extent necessary. The Variable Accounts will not borrow for leverage purposes. The Variable Accounts will not purchase any investments while borrowings are outstanding.

        (4) Make short sales of securities or purchase any securities on margin except to obtain such short term credits as may be necessary for the clearance of transactions; provided that this shall not prevent CAVA, GSVA, WGVA, or MSVA from making margin deposits in connection with options, Futures Contracts, Options on Futures Contracts, Forward Contracts or options on foreign currencies; and provided that this shall not prevent TRVA or MSVA from selling a security which it does not own if, by virtue of its ownership of other securities, the Account has, at the time of sale, a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions.

        (5) Write, purchase or sell puts, calls or combinations thereof; provided that this shall not prevent CAVA, GSVA, WGVA or MSVA from writing, purchasing and selling puts, calls or combinations thereof in accordance with their objectives and policies; and further provided that this shall not prevent CAVA, GSVA, WGVA and MSVA from purchasing, owning, holding or selling contracts for the future delivery of securities or currencies. Warrants and convertible securities may be purchased and sold by the Variable Account; however, except as to TRVA where the grantor of warrants is the issuer of the underlying securities, no more than 5% of the Variable Account's total assets may consist of warrants and no more than 5% of the Variable Account's total assets may consist of convertible securities. A warrant is a certificate entitling the Variable Account to purchase a specified amount of securities at a specified time at a specified price. A convertible security is a bond, debenture or preferred security which may be exchanged by the Variable Account for common stock or another security. With respect to warrants, the risk exists that the market value of the underlying security will not exceed or equal the exercise price at some time during the exercise period.

        (6) Purchase or retain the securities of any issuer if any of the members of the Board of Managers of the Variable Account or the directors and officers of the Company or MFS own beneficially more than one-half of one percent (.50%) of the securities of such issuer and together own more than 5% of the securities of such issuer.

        (7) Invest for the purpose of exercising control or management of another issuer.

        (8) Invest in commodities or commodity futures contracts or in real estate; except that this shall not prevent CAVA, GSVA, WGVA or MSVA from writing, selling or purchasing Futures Contracts, Options on Futures Contracts, Forward Contracts or options on foreign currencies, or from holding or selling real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities in accordance with their investment objectives and policies.

        (9) Invest in oil, gas or other mineral exploration or development programs.

       (10) Purchase securities of other investment companies; except that GSVA may purchase Government-related Securities in accordance with its investment objectives and policies; and except, as regards TRVA, WGVA and MSVA, by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that MSVA shall not purchase the securities of any investment company if such purchase at the time thereof would cause more than 10% of the Account's total assets (taken at market value) to be invested in the securities of such issuers; and provided, further, that the Accounts shall not purchase securities issued by any open-end investment company.

       (11) Underwrite securities issued by others except to the extent the Variable Account may be deemed to be an underwriter, under the Federal securities laws, in connection with the disposition of portfolio securities.

       (12) Issue senior securities as defined in the Investment Company Act of 1940 except as permitted in restriction (3) above. For the purpose of this restriction as it applies to CAVA, GSVA, WGVA and MSVA, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies, and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security.

    With the exception of repurchase agreements, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

INVESTMENT RESTRICTIONS THAT APPLY ONLY TO MMVA:

    MMVA will operate under the general investment restrictions described above. In addition, MMVA will not:

        (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States government, its agencies or instrumentalities) if, as a result of such purchase, more than 5% of the value of its assets would be invested in securities of that issuer.

        (2) Purchase more than 10% of any class of securities of any issuer (for this purpose all indebtedness of an issuer shall be deemed a single class).

        (3) Concentrate more than 25% of the value of its assets in any one industry, provided that the restriction shall not apply to obligations issued or guaranteed by the United States government, its agencies or instrumentalities, or certificates of deposit or securities issued or guaranteed by domestic banks (See "Money Market Variable Account" for a description of such securities).

        (4) Purchase equity securities, voting securities or local or state government securities.

        (5) Invest in securities of issuers which are not readily marketable (except for repurchase agreements).

INVESTMENT RESTRICTIONS THAT APPLY ONLY TO HYVA:

    HYVA will operate under the general investment restrictions described above. In addition, HYVA will not:

        (1) Purchase securities of any issuer (other than obligations of, or guaranteed by the United States government, its agencies or instrumentalities) if, as a result of such purchase, more than 10% of the value of its assets would be invested in securities of that issuer.

        (2) Concentrate more than 25% of the value of its assets in any one industry. Water, communications, electric and gas utilities shall each be considered a separate industry.

        (3) Invest more than 10% of its total assets in securities of issuers which are not readily marketable.

INVESTMENT RESTRICTIONS THAT APPLY ONLY TO CAVA:

    CAVA will operate under the general investment restrictions described above. In addition, CAVA will not:

        (1) Purchase securities of any issuer (other than obligations of, or guaranteed by the United States government, its agencies or instrumentalities) if, as a result of such purchase, more than 5% of the value of its assets would be invested in the securities of that issuer.

        (2) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

        (3) Concentrate more than 25% of the value of its assets in any one industry. Water, communications, electric and gas utilities shall each be considered a separate industry.

        (4) Invest more than 10% of its total assets in securities of issuers which are not readily marketable.

INVESTMENT RESTRICTIONS THAT APPLY ONLY TO GSVA:

    GSVA will operate under the general investment restrictions described above. In addition, GSVA will not:

        (1) Purchase the securities of any issuer (other than obligations of, or guaranteed by the United States government, its agencies or instrumentalities) if, as a result of such purchase, more than 5% of the value of its assets would be invested in securities of that issuer.

        (2) Purchase more than 10% of any class of securities of any issuer (for this purpose all indebtedness of an issuer shall be deemed a single class).

        (3) Purchase equity securities or voting securities.

        (4) Purchase interests in pools of mortgages evidenced by direct pass through mortgage certificates if, as a result of such purchase, more than 90% of the value of its assets would be evidenced by direct pass through mortgage certificates.

        (5) Invest in securities of issuers which are not readily marketable (except for repurchase agreements maturing in more than seven days).

INVESTMENT RESTRICTIONS THAT APPLY ONLY TO TRVA:

    TRVA will operate under the general investment restrictions described above. In addition, TRVA will not:

        (1) Concentrate its investments in any particular industry, but if it is deemed appropriate for the attainment of its investment objectives, up to 25% of its assets, taken at market value at the time of each investment, may be invested in any one industry.

        (2) Purchase the securities of any issuer (other than obligations of, or guaranteed by the United States government, its agencies or instrumentalities) if such purchase, at the time thereof, would cause more than 5% of its total assets, taken at market value, to be invested in the securities of such issuer.

        (3) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Account, or purchase securities of any issuer if such purchase, at the time thereof, would cause the Account to hold more than 10% of any class of securities of such issuer. For this purpose, all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

INVESTMENT RESTRICTIONS THAT APPLY ONLY TO WGVA:

    WGVA will operate under the general investment restrictions described above. In addition, WGVA will not:

        (1) Purchase the securities of any issuer (other than obligations of, or guaranteed by the United States government, its agencies or instrumentalities) if such purchase, at the time thereof, would cause more than 10% of the voting securities of such issuer to be held by the Account.

INVESTMENT RESTRICTIONS THAT APPLY ONLY TO MSVA:

    MSVA will operate under the general investment restrictions described above. In addition, MSVA will not:

        (1) Purchase the securities of any issuer (other than obligations of, or guaranteed by the United States government, its agencies or instrumentalities) if, as to 50% of the Account's total assets, such purchase, at the time thereof, would cause more than 5% of its total assets, taken at market value, to be invested in the securities of such issuer.

        (2) Purchase voting securities of any issuer if, as to 50% of the value of the Account's assets, such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Account.

                      MANAGEMENT OF THE VARIABLE ACCOUNTS

BOARDS OF MANAGERS

    Each Variable Account is under the general supervision of a Board of Managers. The members of each Board of Managers were initially selected by the Company, but in the future will be elected by Owners and other persons entitled to vote (See "Voting Rights" in the Prospectus). Members of all seven Boards of Managers and officers of each of the Variable Accounts are the same. Their positions with the Accounts, dates of birth, business addresses and principal occupations during the last five years are listed below.

                                                                      CURRENT PRINCIPAL BUSINESS
                                                                AFFILIATIONS AND PRINCIPAL OCCUPATIONS
               MEMBERS AND OFFICERS                                     DURING PAST FIVE YEARS
---------------------------------------------------  ------------------------------------------------------------

Samuel Adams, Member                                 He is an attorney and a partner in the law firm of Warner &
  (born 10/19/25)                                    Stackpole; and a Trustee of MFS/Sun Life Series Trust.
75 State Street
Boston, Massachusetts 02106

Geoffrey Crofts, Member                              He is Professor Emeritus, the University of Hartford; and a
  (born 5/12/24)                                     Trustee of MFS/Sun Life Series Trust.
74 Scott Drive
Bloomfield, Connecticut 06002

David D. Horn*, Member                               He is Senior Vice President and General Manager for the
  (born 6/7/41)                                      United States of Sun Life Assurance Company of Canada;
One Sun Life Executive Park                          Senior Vice President and General Manager and a Director of
Wellesley Hills, Massachusetts 02181                 Sun Life Assurance Company of Canada (U.S.); Chairman and
                                                     President and a Director of Sun Investment Services Company;
                                                     President and a Director of Sun Benefit Services Company,
                                                     Inc., Sun Canada Financial Co. and Sun Life Financial
                                                     Services Limited; a Director of Sun Capital Advisers, Inc.;
                                                     a Director of Massachusetts Casualty Insurance Company;
                                                     Senior Vice President and a Director of Sun Life Insurance
                                                     and Annuity Company of New York; and a Trustee of MFS/Sun
                                                     Life Series Trust.

                                                                      CURRENT PRINCIPAL BUSINESS
                                                                AFFILIATIONS AND PRINCIPAL OCCUPATIONS
               MEMBERS AND OFFICERS                                     DURING PAST FIVE YEARS
---------------------------------------------------  ------------------------------------------------------------
Derwyn F. Phillips, Member                           He is Vice Chairman--Retired of The Gillette Company; and a
  (born 8/31/30)                                     Trustee of MFS/Sun Life Series Trust.
One Cliff Street
Marblehead, Massachusetts 01945

Garth Marston, Member                                He is Former Chairman and Chief Executive Officer of the
  (born 4/28/26)                                     Provident Institution for Savings; and a Trustee of MFS/Sun
90 Beacon Street                                     Life Series Trust.
Boston, Massachusetts 02108

John D. McNeil*, Chairman and Member                 He is Chairman and a Director of Sun Life Assurance Company
  (born 2/17/34)                                     of Canada, Sun Life Assurance Company of Canada (U.S.) and
150 King Street West                                 Sun Life Insurance and Annuity Company of New York; a
Toronto, Ontario, Canada M5H 1J9                     Director of MFS; Chairman and a Trustee of MFS/Sun Life
                                                     Series Trust; and a Director of Shell (Canada) Limited and
                                                     Canadian Pacific, Ltd.

Stephen E. Cavan*, Secretary                         He is a Senior Vice President, General Counsel and Assistant
  (born 11/6/53)                                     Secretary of Massachusetts Financial Services Company.
500 Boylston Street
Boston, Massachusetts 02116

James R. Bordewick, Jr.*, Assistant Secretary        He is a Senior Vice President and Associate General Counsel
  (born 3/6/59)                                      of Massachusetts Financial Services Company.
500 Boylston Street
Boston, Massachusetts 02116

------------------------
*Interested persons as defined in the Investment Company Act of 1940.

    All Members of the Boards of Managers and officers of the Variable Accounts who are associated with Sun Life Assurance Company of Canada and its subsidiaries will continue in their present positions with these companies. The Variable Accounts pay no remuneration to Members of the Boards of Managers who also serve as officers of Sun Life Assurance Company of Canada or its affiliates. The Members who are not affiliated with Sun Life Assurance Company of Canada, received from $625 to $2,800 annually from each Variable Account depending on attendance at meetings.

                           TRUSTEE COMPENSATION TABLE

                                                                                 TOTAL TRUSTEE FEES
                                                      TRUSTEE FEES FROM      FROM THE VARIABLE ACCOUNTS
                    TRUSTEE                       EACH VARIABLE ACCOUNT(1)      AND FUND COMPLEX(2)
------------------------------------------------  -------------------------  --------------------------
Samuel Adams....................................          $   2,500                  $   23,000
Geoffrey Crofts.................................              2,800                      26,200
David D. Horn...................................                  0**                         0**
John D. McNeil..................................                  0**                         0**
Garth Marston...................................              2,500                      23,500
Derwyn F. Phillips..............................              2,500                      23,500

------------------------

(1) For the year ended December 31, 1996.

(2) Information provided for calendar year 1996. All Trustees receiving compensation from the Variable Accounts served as Trustees of 27 funds within the MFS fund complex, having aggregate net assets at December 31, 1996 of $6.9 billion.

** Messrs. Horn and McNeil are affiliated with MFS and receive no compensation from the Variable Accounts.

INVESTMENT ADVISER

    Massachusetts Financial Services Company ("MFS") is the investment manager for each of the Variable Accounts. MFS also serves as investment adviser to each of the funds in the MFS Family of Funds, MFS/Sun Life Series Trust and certain other investment companies established or distributed by MFS and/or its affiliates. MFS Institutional Advisors, Inc., a subsidiary of MFS, provides investment advice to substantial private clients. MFS and its predecessor organizations have a history of money management dating from 1924 and founded the first mutual fund in the United States.

    MFS is a subsidiary of the Company, which, in turn, is a wholly-owned subsidiary of Sun Life Assurance Company of Canada. MFS operates as an autonomous organization and the obligation of performance with respect to the investment management agreements is solely that of MFS. The Company undertakes no obligation in this respect.

    John D. McNeil, Chairman and a Member of the Boards of Managers of the Variable Accounts, is Chairman and a Director of the Company and a Director of MFS.

(1)  INVESTMENT MANAGEMENT AGREEMENTS

    MFS manages each Variable Account pursuant to an Investment Management Agreement ("Agreement"). Each Agreement provides that MFS shall act as the Variable Account's investment adviser and manage its investments.

    MFS is paid maximum investment management fee for each Variable Account as follows:

                                                       INVESTMENT MANAGEMENT FEE AS A
          VARIABLE ACCOUNT                         % OF AVERAGE DAILY NET ASSETS ("ADNA")
------------------------------------  -----------------------------------------------------------------
Money Market                          0.50%

Government Securities                 0.55% of first $300 million in ADNA and 0.495% of ADNA
                                      in excess of $300 million

High-Yield
Capital Appreciation                  0.75% of first $300 million in ADNA and 0.675% of ADNA in excess
World Governments                     of $300 million
Total Return
Managed Sectors

    Each Variable Account pays its respective fees and expenses of the Board of Managers, independent certified public accountants, counsel, and custodian, the cost of reports and notices to owners of contracts, brokerage commissions and transaction costs, foreign and domestic taxes and registration fees. MFS has undertaken to reimburse each Variable Account whose operating expenses, excluding taxes, extraordinary expenses and brokerage and transaction costs, and excluding the mortality and expense risk charges and contract maintenance charges payable to the Company exceed 1.25% of the average daily net assets of the Variable Account for the calendar year. No reimbursements were made in 1994, 1995 or 1996. The investment management fees paid by the Variable Accounts during 1994, 1995 and 1996, respectively, were as follows:

                                            MANAGEMENT                  MANAGEMENT                  MANAGEMENT
                                           FEES PAID FOR               FEES PAID FOR               FEES PAID FOR
                                            FISCAL YEAR                 FISCAL YEAR                 FISCAL YEAR
            VARIABLE ACCOUNT                ENDED 1996      % ADNA      ENDED 1995      % ADNA      ENDED 1994      % ADNA
-----------------------------------------  -------------  -----------  -------------  -----------  -------------  -----------
Money Market.............................   $   734,295         0.50%   $   878,426         0.50%   $   884,848         0.50%
Government Securities....................     1,360,942         0.55      1,510,782         0.55      1,778,596         0.55
High Yield...............................     1,416,024         0.75      1,467,065         0.75      1,408,547         0.75
Capital Appreciation.....................     3,818,062         0.75      3,366,566         0.75      3,468,122         0.75
World Governments........................       252,025         0.75        281,714         0.75        292,120         0.75
Total Return.............................     2,058,627         0.75      1,834,114         0.75      1,743,343         0.75
Managed Sectors..........................       674,276         0.75        569,227         0.75        465,258         0.75

(2)  ADMINISTRATOR

    MFS provides the Variable Accounts with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Variable Accounts with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, each Variable Account pays MFS an administrative fee up to 0.015% per annum of the Variable Account's average daily net assets, provided that the administrative fee is not assessed on the Variable Account's assets that exceed $3 billion.

(3)  PORTFOLIO TRANSACTIONS

    MFS, in placing orders for any purchases and sales of portfolio securities for the Variable Accounts, will select broker-dealer firms by giving primary consideration to the quality, quantity and nature of the firms' professional services, which include execution, clearance procedures and market, statistical and other research information provided to the Variable Accounts, MFS and its advisory affiliate. Any research benefits provided by broker-dealers may be available for all clients of MFS or its advisory affiliate, which may include the Company, Sun Life Assurance Company of Canada and Sun Life Insurance and Annuity Company of New York. Consistent with the foregoing primary consideration and the Rules of Fair Practice of the National Association of Securities Dealers, Inc. MFS may consider sales of the Contracts and other contracts participating in the Variable Accounts as a factor in the selection of such broker-dealer firms. While MFS will be primarily responsible for the allocation of the brokerage business of each of the Variable Accounts, the policies and practices of MFS in this regard must be consistent with the foregoing and will at all times be subject to review by the Boards of Managers of the Variable Accounts. Brokerage commissions paid by certain Variable Accounts during 1994, 1995 and 1996 were as follows:

                                                                                BROKERAGE COMMISSIONS PAID
                                                                         -----------------------------------------
                           VARIABLE ACCOUNT                                  1994           1995          1996
-----------------------------------------------------------------------  -------------  -------------  -----------
Capital Appreciation...................................................  $   1,345,000  $   1,372,000  $   765,000
High Yield.............................................................         13,000              0            0
Total Return...........................................................        124,000        183,000      236,000
Managed Sectors........................................................        244,000        291,000      264,000

    No commissions were paid by MMVA, GSVA or WGVA in 1994, 1995 and 1996.

    See Appendix E for transactions in securities of regular broker-dealers and affiliates of regular broker-dealers for the Accounts.

    At times investment decisions may be made to purchase or sell the same security for one or more Variable Accounts and for one or more of the other client portfolios managed by MFS or its advisory affiliate. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the investment adviser to be equitable to each. At other times one such client may be purchasing the same security that another client is selling. In this event MFS has discretion to place both such orders with broker-dealers or to arrange for the completion of the transaction between the clients without the use of broker-dealers. The Boards of Managers of the Variable Accounts have authorized MFS to arrange for the Variable Accounts to purchase securities from or to sell securities to another investment company for which MFS or its advisory affiliate serves as investment adviser.

    In addition to using broker-dealers to execute portfolio securities transactions for the Variable Accounts, MFS and/or Clarendon Insurance Agency, Inc., the distributor of the Contracts and a wholly-owned subsidiary of MFS, may enter into other types of business transactions with broker-dealers relating to the distribution of the Contracts. These other transactions will be unrelated to the allocation of the Variable Accounts' portfolio securities transactions.

                               ANNUITY PROVISIONS

DETERMINATION OF ANNUITY PAYMENTS

    On the Annuity Commencement Date the Contract's Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

    The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 4% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing that portion of the first variable annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Variable Account credited to the Contract by the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

    For a description of fixed annuity payments see Appendix A.

    For a hypothetical example of the calculation of a variable annuity payment, see Appendix B.

ANNUITY UNIT VALUE

    The Annuity Unit value for each Variable Account was established at $10.00 for the first Valuation Period of the particular Variable Account. The Annuity Unit value for any subsequent Valuation Period is determined by multiplying the Annuity Unit value for the immediately preceding Valuation Period by the appropriate Net Investment Factor (See "Net Investment Factor" in the Prospectus) for the current Valuation Period and then multiplying that product by a factor to neutralize the assumed interest rate of 4% per year used to establish the annuity payment rates found in the Contract. This factor is
0.99989255 for a one day Valuation Period.

    For a hypothetical example of the calculation of the value of a Variable Annuity Unit, see Appendix B.

                          OTHER CONTRACTUAL PROVISIONS

OWNER AND CHANGE OF OWNERSHIP

    The Contract shall belong to the Owner. All Contract rights and privileges may be exercised by the Owner without the consent of the Beneficiary (other than an irrevocably designated beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. In some qualified plans the Owner of the Contract is a Trustee and the Trust authorizes the Annuitant/Participant to exercise certain contract rights and privileges.

    Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Owner; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

    The Owner of a Non-Qualified Contract may change the ownership of the Contract during the lifetime of the Annuitant and prior to the Annuity Commencement Date, although such change may result in the imposition of tax (see "Federal Tax Status--Taxation of Annuities in General"). A change of ownership will not be binding upon the Company until written notification is received by the Company. Once received by the Company the change will be effective as of the date on which the request for change was signed by the Owner but the change will be without prejudice to the Company on account of any payment made or any action taken by the Company prior to receiving the change. The Company may require that the signature of the Owner be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a commercial bank (not a savings bank) which is a member of the Federal Deposit Insurance Corporation or, in certain cases, by a member firm of the National Association of Securities Dealers, Inc. which has entered into an appropriate agreement with the Company.

DESIGNATION AND CHANGE OF BENEFICIARY

    The Beneficiary designation contained in the application will remain in effect until changed. The interest of any Beneficiary is subject to the particular Beneficiary surviving the Annuitant.

    Subject to the rights of an irrevocably designated Beneficiary, the Owner may change or revoke the designation of a Beneficiary at any time while the Annuitant is living by filing with the Company a written beneficiary designation or revocation in such form as the Company may require. The change or revocation will not be binding upon the Company until it is received by the Company. When it is so received the change or revocation will be effective as of the date on which the Beneficiary designation or revocation was signed by the Owner.

CUSTODIAN

    The Custodian of the assets of the Variable Accounts is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

    The Custodian's responsibilities include safekeeping and controlling the Variable Accounts' cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Variable Accounts' investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating Accumulation Unit and Annuity Unit values. The Custodian does not determine the investment policies of the Variable Accounts or decide which securities the Variable Accounts will buy or sell. The Variable Accounts may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve--Treasury Department Book Entry System or the Depository Trust Company.

                               FEDERAL TAX STATUS

INTRODUCTION

    The Contracts described in the Prospectuses are designed for use in connection with retirement plans that may or may not be qualified plans under Sections 401, 403 or 408 or, in the case of Compass 2 Contracts, Section 457 of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the Contract's Accumulation Account, on annuity payments and on the economic benefit to the Owner, the Annuitant, the Payee or the Beneficiary depends on the Company's tax status, upon the type of retirement plan for which the Contract is purchased, and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature, is based upon the Company's understanding of current federal income tax laws (including recently enacted amendments), and is not intended as tax advice. Congress has the power to enact legislation affecting the tax treatment of annuity contracts, and such legislation could be applied retroactively to Contracts purchased before the date of enactment. Any person contemplating the purchase of a Contract should consult a qualified tax adviser. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING ANY TAX STATUS, FEDERAL, STATE OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNTS

    The Company is taxed as a life insurance company under the Code. Although the operations of the Variable Accounts are accounted for separately from other operations of the Company for purposes of federal income taxation, the Variable Accounts are not separately taxable as regulated investment companies or otherwise as taxable entities separate from the Company. Under existing federal income tax laws, the income (consisting primarily of interest, dividends, and net capital gains) of the Variable Accounts, to the extent that it is applied to increase reserves under the Contracts, is not taxable to the Company.

TAXATION OF ANNUITIES IN GENERAL

    Generally, no tax is imposed on the increase in the value of a Contract held by an individual Owner until distribution occurs, either as annuity payments under the annuity option elected or in the form of cash withdrawals or lump-sum payments prior to the Annuity Commencement Date.

    Corporate Owners and other Owners that are not natural persons (other than the estate of a decedent Owner) are subject to current taxation on the annual increase in the value of a Non-Qualified Contract's Accumulation Account. This rule does not apply where a non-natural person holds the Contract as agent for a natural person (such as where a bank holds a Contract as trustee under a trust agreement). This provision does not apply to earnings accumulated under an immediate annuity (as defined below). This provision applies to earnings on Purchase Payments made after February 28, 1986.

    The following discussion of annuity taxation applies only to contributions (and attributable earnings) made to Non-Qualified Contracts after August 13, 1982. If an Owner has made contributions before August 14, 1982 to another annuity contract and exchanges that contract for this Contract, then different tax treatment will apply to the contributions (and attributable earnings) made before August 14, 1982. For example, non-taxable principal may be withdrawn before taxable earnings and the 10% penalty tax for early withdrawal is not applicable.

    In the case of a Non-Qualified Contract (other than a Contract issued in exchange for a contract issued prior to August 14, 1982, as discussed above), a partial cash withdrawal (that is, a withdrawal of less than the entire value of the Contract's Accumulation Account), must be treated first as a withdrawal from the excess of the Accumulation Account's value over the Contract's cost basis. The amount of the withdrawal so allocable will be includible in the Owner's income. Similarly, if an individual receives a loan under a Contract or if the Contract is assigned or pledged as collateral for a loan, the amount of the loan or the amount assigned or pledged must be treated as if withdrawn from the Contract. (For Non-Qualified Contracts entered into after October 21, 1988 (or any annuity contract entered into on or before such date that is exchanged for a Non-Qualified Contract issued after such date), any withdrawal or loan amount that is includible in the Owner's income will increase the Contract's cost basis. Repayment of a loan or payment of interest on a loan will not affect the Contract's cost basis. For these purposes the Contract's Accumulation Account value will not be reduced by the amount of any loan, assignment, or pledge of the Contract. In addition, all non-qualified deferred annuity contracts that are issued by the Company to the same Owner during any calendar year will be treated as a single annuity contract. Therefore, the proceeds of a withdrawal or loan from, or assignment or pledge of, one or more such contracts will be fully includible in the Owner's income to the extent of the aggregate excess of the accumulation account values over the cost bases of all such contracts entered into during the calendar year).

    The taxable portion of a cash withdrawal or a lump-sum payment prior to the Annuity Commencement Date is subject to tax at ordinary income rates. In the case of payments after the Annuity Commencement Date under the annuity option elected, a portion of each payment generally is taxable at ordinary income rates. The nontaxable portion is determined by applying to each payment an "exclusion ratio" which is the ratio that the cost basis of the Contract bears to the expected return under the Contract. The remainder of the payment is taxable.

    The total amount that a Payee may exclude from income through application of the "exclusion ratio" is limited to the cost basis in the Contract. If an Annuitant survives for his full life expectancy so that the Payee recovers the entire basis in the Contract, any subsequent annuity payment after basis recovery will be fully taxable as income. Conversely, if the Annuitant dies before the Payee recovers the entire basis, the Payee will be allowed a deduction for the amount of the unrecovered basis. This limitation applies to distributions made under a Contract with an Annuity Commencement Date after December 31, 1986.

    In the case of Non-Qualified Contracts, taxable cash withdrawals and lump-sum payments will be subject to a 10% penalty, except in the circumstances described below. This 10% penalty also affects certain annuity payments. In a situation where this penalty applies, the recipient's tax for the tax year in which the amount is received shall be increased by an amount equal to 10% of the portion of the amount which is includible in the recipient's gross income. This penalty will not apply to distributions which are: (a) made after the Owner has reached age 59 1/2; (b) made to a Beneficiary or to the estate of the Owner upon the death of the Owner; (c) attributable to the Owner's becoming disabled, so as to be unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration; (d) allocable to Purchase Payments made before August 14, 1982; or (e) one of a series of substantially equal periodic payments made for the life of the Owner or over the joint lives of the Owner and a designated beneficiary. In the case of this last exception payments cannot be made less frequently than annually. Further, any modification of the payment schedule before the later of five years after payments commence or the Owner reaching age 59 1/2 will trigger the penalty tax with respect to current and prior distributions (plus, in the case of prior distributions, interest thereon). The withdrawal penalty does not apply to distributions under an immediate annuity (defined as a single premium contract with an annuity commencement date within one year of the date of purchase). In the case of Contracts issued prior to January 18, 1985, the penalty on taxable cash withdrawals and lump sum distributions will not apply if the amount withdrawn is allocable to a Purchase Payment made prior to the preceding ten year period. For this purpose, a "first in, first out" rule is used, so that the earliest Purchase Payment with respect to which amounts have not been previously fully allocated will be deemed to be the source of the amount.

    If the Owner of a Non-Qualified Contract dies before the Annuity Commencement Date, the entire value of the Contract's Accumulation Account must be either (1) distributed within five years after the date of death of the Owner, or (2) distributed over some period not greater than the expected life of the designated Payee, with annuity payments beginning within one year after the date of death of the Owner. These distribution requirements will not apply where the spouse of the Owner is the designated Beneficiary; rather, in such a case, the Contract may be continued in the name of the spouse as Owner. If the Owner/Annuitant dies on or after the Annuity Commencement Date and before the entire accumulation under the Contract has been distributed, the remaining portion of such accumulation, if any, must be distributed at least as rapidly as the method of distribution then in effect. In the case of Contracts issued prior to January 18, 1985, these rules regarding distributions upon the death of the Owner or the Annuitant will not apply. In the case of Contracts issued after April 22, 1987, where the Owner of a Contract is not an individual, the rules requiring distributions upon the death of the Owner will be applied with respect to the Annuitant, resulting in income to the Payee. In such a case, a change in the Annuitant would be treated as the death of the Owner. Distributions required due to the death of the Owner (or, where the Owner is not an individual, to the death of the Annuitant) will not be subject to the 10% penalty on premature distributions. A purchaser of a Qualified Contract should refer to the terms of the applicable retirement plan and consult a tax adviser regarding distribution requirements upon death.

    A transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse) is treated as the receipt by the Owner of income in an amount equal to the excess of the cash surrender value over the Contract's cost basis. This provision applies to Contracts issued after April 22, 1987.

    In the case of Qualified Contracts, distributions made prior to age 59 1/2 generally are subject to a 10% penalty tax, although this tax will not apply in certain circumstances. Certain distributions, known as "eligible rollover distributions," if rolled over to certain other qualified retirement plans (either directly or after being distributed to the Owner or Payee), are not taxable until distributed from the plan to which they are rolled over. In general, an eligible rollover distribution is any taxable distribution other than a distribution that is part of a series of payments made for life or for a specified period of ten years or more. Owners, Annuitants, Payees and Beneficiaries should seek qualified advice about the tax consequences of distributions, withdrawals, rollovers and payments under the retirement plans in connection with which the Contracts are purchased.

    The Company will withhold and remit to the U.S. government a part of the taxable portion of each distribution made under a Non-Qualified Contract or under a Qualified Contract issued for use with an individual retirement account unless the Owner or Payee provides his or her taxpayer identification number to the Company and notifies the Company (in the manner prescribed) before the time of the distribution that he or she chooses not to have any amounts withheld.

    In the case of distributions from a Qualified Contract (other than distributions from a Contract issued for use with an individual retirement account), the Company or the plan administrator must withhold and remit to the U.S. government 20% of each distribution that is an eligible rollover distribution (as defined above) unless the Owner or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover. If a distribution from a Qualified Contract is not an eligible rollover distribution, then the Owner or Payee can choose not to have amounts withheld as described above for Non-Qualified Contracts and individual retirement accounts.

    Amounts withheld from any distribution may be credited against the Owner's or Payee's federal income tax liability for the year of the distribution.

    The Tax Reform Act of 1984 authorizes the Internal Revenue Service to promulgate regulations that prescribe investment diversification requirements for segregated asset accounts underlying non-qualified variable contracts. Contracts that do not comply with these regulations do not qualify as "annuities" for income tax purposes. The Internal Revenue Service has issued Regulations containing diversification requirements for segregated asset accounts and mutual fund series underlying non-qualified variable contracts. The Regulations provide generally that a segregated asset account (such as the Variable Accounts) will be adequately diversified if (1) not more than 55% of its total assets are invested in the securities of one issuer, (2) not more than 70% of its total assets are invested in the securities of two issuers, (3) not more than 80% of its total assets are invested in the securities of three issuers, and (4) not more than 90% of its total assets are invested in the securities of four issuers. In the case of "government securities," each United States government agency or instrumentality is treated as a separate issuer. "Government securities" include any security that is issued or guaranteed by the United States or an instrumentality of the United States and related options, Futures Contracts and Options on Futures Contracts. The Company believes the Variable Accounts comply with the Regulations.

    The preamble to the Regulations states that the Internal Revenue Service may promulgate guidelines under which a variable contract will not be treated as an annuity for tax purposes if the owner has excessive control over the investments underlying the contract. It is not known whether such guidelines, if in fact promulgated, would have retroactive effect. If guidelines are promulgated, the Company will take any action (including modification of the Contract or the Variable Accounts) necessary to comply with the guidelines.

                        ADMINISTRATION OF THE CONTRACTS

    The Company performs certain administrative functions relating to the contracts participating in the Variable Accounts and the Variable Accounts. These functions include, among other things, maintaining the books and records of the Variable Accounts and maintaining records of the name, address, taxpayer identification number, contract number, type of contract issued to each owner, the status of the accumulation account under each contract and other pertinent information necessary to the administration and operation of the contracts.

                         DISTRIBUTION OF THE CONTRACTS

    The offering of the Contracts is continuous. The Contracts will be sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. The Contracts will be distributed by Clarendon Insurance Agency, Inc. ("Clarendon"), 500 Boylston Street, Boston, Massachusetts 02116, a wholly-owned subsidiary of MFS. Commissions and other distribution compensation will be paid by the Company and will not be more than 5.11% of the Purchase Payments under Compass 2 Contracts and 6.11% of the Purchase Payments under Compass 3 Contracts. In addition, after the first Contract Year broker dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 0.20% of the Contract's Accumulation Account value. In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. In some instances, such other incentives may be offered only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or other contracts offered by the Company. Commissions will not be paid with respect to Contracts established for the personal accounts of employees of the Company or any of its affiliates or of persons engaged in the distribution of the Contracts. During 1994, 1995 and 1996, the following approximate amounts were paid to and retained by Clarendon in connection with the distribution of Compass 2 and Compass 3 Contracts participating in the Variable Accounts:

                                                                      1994         1995         1996
                                                                   -----------  -----------  -----------
Compass 2........................................................  $   314,000  $   244,000  $   208,000
Compass 3........................................................      735,000      542,000      576,000

                                 LEGAL MATTERS

    The organization of the Company, its authority to issue the Contracts and the validity of the form of the Contracts have been passed upon by David D. Horn, Esq., Senior Vice President and General Manager of the Company. Covington & Burling, Washington, D.C. have advised the Company on certain legal matters concerning federal securities laws applicable to the issue and sale of the Contracts and federal income tax laws applicable to the Contracts.

                      ACCOUNTANTS AND FINANCIAL STATEMENTS

    Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts 02110, are the Variable Accounts' independent certified public accountants providing auditing and other professional services.

    The financial statements of the Company are included in this Statement of Additional Information.

    The financial statements of the Variable Accounts are incorporated in this Statement of Additional Information by reference from the Variable Accounts' Annual Report to contract owners for the year ended December 31, 1996. These financial statements of the Variable Accounts have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

    The financial statements of the Variable Accounts reflect units outstanding and expenses incurred under both Compass 2 and Compass 3 Contracts, which impose different contract charges (see "Contract Charges" in the Prospectuses and Note 3 to the financial statements of the Variable Accounts).

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND
CAPITAL STOCK AND SURPLUS

                                                                                       DECEMBER 31,
                                                                              ------------------------------
                                                                                   1996            1995
                                                                              --------------  --------------
                                                                                        (IN 000'S)
ADMITTED ASSETS
    Bonds                                                                     $    2,258,858  $    2,706,067
    Preferred stock                                                                        0           1,149
    Mortgage loans                                                                   938,932       1,066,911
    Investments in subsidiaries                                                      144,043         138,282
    Real estate                                                                      100,385          95,574
    Other invested assets                                                             51,378          38,387
    Policy loans                                                                      40,554          38,355
    Cash                                                                               1,305         (20,280)
    Investment income due and accrued                                                 68,190          62,719
    Funds withheld on reinsurance assumed                                            878,798         741,091
    Due from separate accounts                                                       220,999         148,675
    Other assets                                                                      27,509          26,349
                                                                              --------------  --------------
    General account assets                                                         4,730,951       5,043,279
    Unitized separate account assets                                               6,919,219       5,275,808
    Non-unitized separate account assets                                           2,108,835       2,040,596
                                                                              --------------  --------------
    Total Assets                                                              $   13,759,005  $   12,359,683
                                                                              --------------  --------------
                                                                              --------------  --------------
LIABILITIES
    Policy reserves                                                           $    2,099,980  $    1,937,302
    Annuity and other deposits                                                     1,898,309       2,290,656
    Policy benefits in process of payment                                              2,677           5,884
    Accrued expenses and taxes                                                        57,719          44,114
    Other liabilities                                                                 63,987          36,080
    Due to (from) parent and affiliates--net                                         (41,326)       (130,502)
    Interest maintenance reserve                                                      28,676          25,218
    Asset valuation reserve                                                           53,911          42,099
                                                                              --------------  --------------
    General account liabilities                                                    4,163,933       4,250,851
    Unitized separate account liabilities                                          6,919,094       5,275,784
    Non-unitized separate account liabilities                                      2,108,835       2,040,596
                                                                              --------------  --------------
                                                                                  13,191,862      11,567,231
                                                                              --------------  --------------
CAPITAL STOCK AND SURPLUS
    Capital Stock Par value $1,000:
       Authorized, 10,000 shares;
        issued and outstanding, 5,900 shares                                           5,900           5,900
    Surplus                                                                          561,243         786,552
                                                                              --------------  --------------
    Total capital stock and surplus                                                  567,143         792,452
                                                                              --------------  --------------
    Total Liabilities, Capital Stock and Surplus                              $   13,759,005  $   12,359,683
                                                                              --------------  --------------
                                                                              --------------  --------------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

STATUTORY STATEMENTS OF OPERATIONS

                                                YEARS ENDED DECEMBER 31,
                                           ----------------------------------
                                              1996        1995        1994
                                           ----------  ----------  ----------
                                                       (IN 000'S)
 Premiums and annuity considerations       $  282,466  $  279,407  $  316,008
 Deposit-type funds                         1,775,230   1,545,542   1,647,623
 Considerations for supplementary
  contracts without life contingencies
  and dividend accumulations                    2,340       1,088       2,906
 Net investment income                        303,753     312,872     315,433
 Amortization of interest maintenance
  reserve                                       1,557       1,025       4,128
 Miscellaneous income                          71,903      57,864      30,988
                                           ----------  ----------  ----------
 Total                                      2,437,249   2,197,798   2,317,086
                                           ----------  ----------  ----------
 Death benefits                                12,394      15,317       4,836
 Annuity benefits                             146,654     140,497     135,256
 Surrender benefits and other fund
  withdrawals                               1,507,263   1,074,396     965,186
 Interest on policy or contract funds           2,205         739         572
 Payments on supplementary contracts
  without life contingencies and of
  dividend accumulations                        2,120       1,888       2,334
 Increase in aggregate reserves for life
  and accident and health policies and
  contracts                                   162,678     171,975     219,334
 Increase in liability for premium and
  other deposit funds                        (392,348)     13,553     (69,541)
 Increase in reserve for supplementary
  contracts without life contingencies
  and for dividend and coupon
  accumulations                                   327        (663)        714
                                           ----------  ----------  ----------
 Total                                      1,441,293   1,417,702   1,258,691
 Commissions on premiums and annuity
  considerations (direct business only)       109,894      88,037      93,576
 Commissions and expense allowances on
  reinsurance assumed                          18,910      22,012      59,085
 General insurance expenses                    37,206      34,580      31,243
 Insurance taxes, licenses and fees,
  excluding federal income taxes                8,431       7,685       5,638
 Increase in loading on and cost of
  collection in excess of loading on
  deferred and uncollected premiums               901      (1,377)     (2,650)
 Net transfers to Separate Account            678,663     551,784     820,671
                                           ----------  ----------  ----------
 Total                                      2,295,298   2,120,423   2,266,254
                                           ----------  ----------  ----------
 Net gain from operations before
  dividends to policyholders and federal
  income tax                                  141,951      77,375      50,832
 Dividends to policyholders                    29,189      25,722      22,928
                                           ----------  ----------  ----------
 Net gain from operations after dividends
  to policyholders and before federal
  income tax                                  112,762      51,653      27,904
 Federal income taxes incurred (excluding
  tax on capital gains)                        (2,702)     17,807      19,469
                                           ----------  ----------  ----------
 Net gain from operations after dividends
  to policyholders and federal income tax
  and before realized capital gains or
  (losses)                                    115,464      33,846       8,435
 Net realized capital gains or (losses)
  less capital gains tax and transferred
  to the interest maintenance reserve           7,560       2,069      (6,978)
                                           ----------  ----------  ----------
 NET INCOME                                $  123,024  $   35,915  $    1,457
                                           ----------  ----------  ----------
                                           ----------  ----------  ----------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

                                                                 YEARS ENDED DECEMBER 31,
                                                            ----------------------------------
                                                               1996        1995        1994
                                                            ----------  ----------  ----------
                                                                        (IN 000'S)
CAPITAL AND SURPLUS, BEGINNING OF YEAR                      $  792,452  $  455,489  $  483,188
                                                            ----------  ----------  ----------
Net income                                                     123,024      35,915       1,457
Change in net unrealized capital gains or (losses)              (1,715)      2,009        (671)
Change in non-admitted assets and related items                     67      (2,270)     (1,485)
Change in asset valuation reserve                              (11,812)    (13,690)     (8,376)
Other changes in surplus in Separate Accounts Statement            100      (4,038)       (227)
Increase (decrease) in surplus notes                          (335,000)    315,000           0
Miscellaneous gains and losses in surplus                           27       4,037     (18,397)
                                                            ----------  ----------  ----------
Net change in capital and surplus for the year                (225,309)    336,963     (27,699)
                                                            ----------  ----------  ----------
Capital and surplus, end of year                            $  567,143  $  792,452  $  455,489
                                                            ----------  ----------  ----------
                                                            ----------  ----------  ----------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)
STATUTORY STATEMENTS OF CASH FLOW

                                                  YEARS ENDED DECEMBER 31,
                                            -------------------------------------
                                               1996         1995         1994
                                            -----------  -----------  -----------
                                                         (IN 000'S)
 Cash Provided
   Premiums, annuity considerations and
     deposit funds received                 $ 2,059,577  $ 1,826,456  $ 2,287,695
   Considerations for supplementary
     contracts and dividend accumulations
     received                                     2,340        1,088        2,906
   Net investment income received               324,914      374,398      351,058
   Other income received                         88,295       25,348       30,989
                                            -----------  -----------  -----------
 Total receipts                               2,475,126    2,227,290    2,672,648
                                            -----------  -----------  -----------
   Benefits paid (other than dividends)       1,671,483    1,231,936    1,326,223
   Insurance expenses and taxes paid
     (other than federal income and
     capital gains taxes)                       172,015      150,463      187,699
   Net cash transfers to Separate Accounts      755,605      568,188      963,127
   Dividends paid to policyholders               22,689       17,722       13,303
   Federal income tax (recoveries)
     payments (excluding tax on capital
     gains)                                     (15,363)     (20,655)       2,976
   Other--net                                     2,205          739          572
                                            -----------  -----------  -----------
 Total payments                               2,608,634    1,948,393    2,493,900
                                            -----------  -----------  -----------
 Net cash from operations                      (133,508)     278,897      178,748
                                            -----------  -----------  -----------
   Proceeds from long-term investments
     sold, matured or repaid (after
     deducting taxes on capital gains of
     $1,554,873 for 1996, $8,610,951 for
     1995 and $19,271,876 for 1994)           1,768,147    1,658,655    1,508,156
   Issuance (repayment) of surplus notes       (335,000)     315,000
   Other cash provided                          147,956      419,446       26,512
                                            -----------  -----------  -----------
 Total cash provided                          1,581,103    2,393,101    1,534,668
                                            -----------  -----------  -----------
 Cash Applied
   Cost of long-term investments acquired     1,318,880    1,749,714    1,442,155
   Other cash applied                           235,982      796,207      264,233
                                            -----------  -----------  -----------
 Total cash applied                           1,554,862    2,545,921    1,706,388
                                            -----------  -----------  -----------
 Net change in cash and short-term
   investments                                 (107,267)     126,077        7,028
 Cash and short-term investments:
 Beginning of year                              197,326       71,249       64,221
                                            -----------  -----------  -----------
 End of year                                $    90,059  $   197,326  $    71,249
                                            -----------  -----------  -----------
                                            -----------  -----------  -----------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

NOTES TO STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the "Company") is incorporated as a life insurance company and is currently engaged in the sale of individual fixed and variable annuities, group fixed and variable annuities and group pension contracts. The Company also underwrites a block of individual life insurance business through a reinsurance contract with its parent. Sun Life Assurance Company of Canada (the "parent company") is a mutual life insurance company.

The Company, which is domiciled in the State of Delaware, prepares its financial statements in accordance with statutory accounting practices prescribed or permitted by the State of Delaware Insurance Department. Prescribed accounting practices include practices described in a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted accounting practices encompass all accounting practices not so prescribed. The permitted accounting practices adopted by the Company are not material to the financial statements. Prior to 1996, statutory accounting practices were recognized by the insurance industry and the accounting profession as generally accepted accounting principles for mutual life insurance companies and stock life insurance companies wholly owned by mutual life insurance companies. In April 1993, the Financial Accounting Standards Board ("FASB") issued an interpretation (the "Interpretation"), that became effective in 1996, that has changed the previous practice of mutual life insurance companies (and stock life insurance companies that are wholly-owned subsidiaries of mutual life insurance companies) with respect to utilizing statutory basis financial statements for general purposes, in that it will no longer allow such financial statements to be described as having been prepared in conformity with generally accepted accounting principles ("GAAP"). Consequently, these financial statements prepared in conformity with statutory accounting practices as described above, vary from and are not intended to present the Company's financial position and results of operations and capital in conformity with generally accepted accounting principles. (See
Note 19 for further discussion relative to the Company's basis of financial statement presentation.) The effects on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material.

INVESTED ASSETS AND RELATED RESERVES

Bonds are carried at cost adjusted for amortization of premium or accrual of discount. Investments in non-insurance subsidiaries are carried on the equity basis. Investments in insurance subsidiaries are carried at their statutory surplus values. Mortgage loans acquired at a premium or discount are carried at amortized values and other mortgage loans at the amounts of the unpaid balances. Real estate investments are carried at the lower of cost adjusted for accumulated depreciation or appraised value, less encumbrances. Short-term investments are carried at amortized cost, which approximates fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years.

POLICY AND CONTRACT RESERVES

The reserves for life insurance and annuity contracts, developed by accepted actuarial methods, have been established and maintained on the basis of published mortality tables using assumed interest rates and valuation methods that will provide reserves at least as great as those required by law and contract provisions.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES: (CONTINUED):
INCOME AND EXPENSES

For life and annuity contracts, premiums are recognized as revenues over the premium paying period, whereas commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established unitized separate accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.

Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contract holders are shown as separate captions in the financial statements. Assets held in the separate accounts are carried at market values.

The Company has also established a non-unitized separate account for amounts allocated to the fixed portion of certain combination fixed/variable deferred annuity contracts. The assets of this account are available to fund general account liabilities and general account assets are available to fund liabilities of this account.

Gains (losses) from mortality experience and investment experience, not applicable to contract owners, are transferred to (from) the general account. Accumulated gains (losses) that have not been transferred are recorded as a payable (receivable) to (from) the general account. Amounts payable to the general account of the Company were $220,999,000 in 1996 and $148,675,000 in 1995.

CHANGES IN ACCOUNTING PRINCIPLES AND REPORTING

During 1996, the Company changed its method of accounting and reporting for deposits withdrawals, and benefits with respect to unitized separate accounts. Previously, deposits were recorded as direct increases in liabilities of the separate accounts while withdrawals and benefits were recorded as direct decreases in that liability. Effective for 1996, the Company recorded: deposits as revenue in the general account; withdrawals and benefits as expenses in the general account; and the transfer of those funds between the general account and the separate account are reflected as an expense (income) item. Amounts presented for the years ended December 31, 1995 and 1994 have been restated to conform to this presentation. The effect of this change was to increase revenues and expenses by $1.4 billion in 1996, $878 million in 1995, and $988 million in 1994; there is no impact on net income of the general account. This new method of reporting is consistent with the accounting treatment for deposits and withdrawals and benefits of the non-unitized separate account of the Company, and is consistent with prescribed statutory accounting practices.

Prior to 1996, dividends paid to the Company by its subsidiaries and the undistributed gains (losses) of those subsidiaries were included in net income of the Company. For Annual Statement reporting, dividends were (and continue to be) reported in net income while undistributed gains (losses) are reported directly to surplus (as a separate component of unassigned surplus). As a result, net income as reported in these financial statements is $2.5 million less than net income reported in the Annual Statement in 1995 and $1.4 million greater than the Annual Statement in 1994. Effective for 1996, the Company changed its method of accounting for investments in subsidiaries to conform with the prescribed statutory accounting practices used in the preparation of its Annual Statement. As a result of the change, $5.7 million in undistributed losses of subsidiaries are reported directly as a separate component of unassigned surplus rather than being included in net income for the year ended December 31, 1996. The amounts as reported in prior years have not been restated.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES: (CONTINUED):
The Company has also revised the form of its statutory statements of operations, changes in capital stock and surplus, and cash flow in order to match more exactly the presentation used in the preparation of its Annual Statement. As a result, reclassifications have been made in the amounts reported in 1995 and 1994 audited financial statements to conform to the presentation used for the 1996 amounts. Other than as described in the preceding paragraph, none of the changes have impacted net income or statutory surplus as reported in the 1995 and 1994 audited financial statements.

OTHER

Preparation of the financial statements requires management to make estimates and assumptions that affect reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

2.  INVESTMENTS IN SUBSIDIARIES:
The Company owns all of the outstanding shares of Sun Life Insurance and Annuity Company of New York (Sun Life (N.Y.)), Massachusetts Casualty Insurance Company
(MCIC), Sun  Investment Services  Company (Sunesco),  New London  Trust,  F.S.B.
(NLT), Sun Life Financial Services Limited, Inc. (SLFSL), Sun Benefit Services Company, Inc. (Sunbesco), Sun Capital Advisers, Inc. (Sun Capital), and Sun Life Finance Corporation (Sunfinco).

The Company owns 94.8% of the outstanding shares of Massachusetts Financial Services Company (MFS). The Company previously owned 100% of the shares. During 1996, MFS issued additional shares to officers of MFS, thereby reducing the Company's ownership to 94.8%.

Sun Life (N.Y.) is engaged in the sale of individual fixed and variable annuity contracts and group life and disability insurance contracts in the State of New York. MCIC is a life insurance company which issues only individual disability income policies. Sunesco is a registered investment adviser and broker-dealer. NLT is a federally chartered savings bank. SLFSL serves as the marketing administrator for the distribution of the Parent company's offshore products. Sun Capital, a registered investment adviser, Sunfinco, and Sunbesco are currently inactive.

MFS, a registered investment adviser, serves as investment adviser to the mutual funds in the MFS family of funds and certain mutual funds and separate accounts established by the Company, and, through a subsidiary, provides investment advice to substantial private clients.

In 1994, the Company reduced its carrying value of MCIC by $18,397,000, the unamortized amount of goodwill. The reduction was accounted for as a direct charge to surplus.

On December 31, 1996, the Company issued to the parent a $58,000,000 note which is scheduled for repayment on February 15, 1997 at an interest rate of 5.70%. Also on December 31, 1996, the Company was issued a $58,000,000 note by MFS at an interest rate of 5.76% due on demand on or after March 1, 1997. On December 31, 1996 and 1995 the Company had an additional $20,000,000 in notes issued by MFS, scheduled to mature in 2000. All of these notes are reported as due from parent and affiliates.

During 1996, 1995 and 1994, the Company contributed capital in the following amounts to its subsidiaries:

                                                                           1996           1995          1994
                                                                      --------------  ------------  ------------
MCIC                                                                  $   10,000,000  $  6,000,000  $  6,000,000
SLFSL                                                                      1,500,000             0             0

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

2.  INVESTMENTS IN SUBSIDIARIES: (CONTINUED):
Summarized combined financial information of the Company's subsidiaries as of December 31, 1996, 1995 and 1994 and for the years then ended, follows:

                                                                                       DECEMBER 31,
                                                                         ----------------------------------------
                                                                             1996          1995          1994
                                                                         ------------  ------------  ------------
                                                                                        (IN 000'S)
Intangible assets                                                        $      9,646  $     12,174  $     13,485
Other assets                                                                1,376,014     1,233,372     1,165,595
Liabilities                                                                (1,241,617)   (1,107,264)   (1,044,273)
                                                                         ------------  ------------  ------------
Total net assets                                                         $    144,043  $    138,282  $    134,807
                                                                         ------------  ------------  ------------
                                                                         ------------  ------------  ------------
Total revenues                                                           $    717,280  $    570,794  $    495,097
Operating expenses                                                           (624,199)     (504,070)     (425,891)
Income tax expense                                                            (42,820)      (31,193)      (29,374)
                                                                         ------------  ------------  ------------
Net income                                                               $     50,261  $     35,531  $     39,832
                                                                         ------------  ------------  ------------
                                                                         ------------  ------------  ------------

3.  BONDS:
The amortized cost and estimated fair value of investments in debt securities are as follows:

                                                                             DECEMBER 31, 1996
                                                            ----------------------------------------------------
                                                                             GROSS        GROSS      ESTIMATED
                                                             AMORTIZED    UNREALIZED   UNREALIZED       FAIR
                                                                COST         GAINS      (LOSSES)       VALUE
                                                            ------------  -----------  -----------  ------------

                                                                                 (IN 000'S)
Long-term Bonds:
    United States government and government agencies and
     authorities                                            $    267,756   $  12,272    $  (8,927)  $    271,101
    States, provinces and political subdivisions                   2,253          20           (0)         2,273
    Foreign governments                                           18,812       1,351           (0)        20,163
    Public utilities                                             415,641      24,728       (1,223)       439,146
    Transportation                                               167,937      14,107       (2,243)       179,801
    Finance                                                      290,025       7,912         (472)       297,465
    All other corporate bonds                                  1,007,680      42,338      (14,496)     1,035,522
                                                            ------------  -----------  -----------  ------------
        Total long-term bonds                                  2,170,104     102,728      (27,361)     2,245,471
Short-term bonds:
    U.S. Treasury Bills, bankers acceptances and
     commercial paper                                             88,754           0            0         88,754
                                                            ------------  -----------  -----------  ------------
                                                            $  2,258,858   $ 102,728    $ (27,361)  $  2,334,225
                                                            ------------  -----------  -----------  ------------
                                                            ------------  -----------  -----------  ------------

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

3.  BONDS: (CONTINUED):

                                                                            DECEMBER 31, 1995
                                                          -----------------------------------------------------
                                                                           GROSS        GROSS       ESTIMATED
                                                           AMORTIZED    UNREALIZED    UNREALIZED       FAIR
                                                              COST         GAINS       (LOSSES)       VALUE
                                                          ------------  -----------  ------------  ------------

                                                                               (IN 000'S)
Long-term Bonds:
    United States government and government agencies and
     authorities                                          $    467,597   $  22,783   $       (443) $    489,937
    States, provinces and political subdivisions                 2,252          81             (0)        2,333
    Foreign governments                                         38,303       4,551             (6)       42,848
    Public utilities                                           513,704      45,466           (203)      558,967
    Transportation                                             215,786      22,794         (2,221)      236,359
    Finance                                                    225,074      13,846            (84)      238,836
    All other corporate bonds                                1,025,745      67,371         (7,415)    1,085,701
                                                          ------------  -----------  ------------  ------------
        Total long-term bonds                                2,488,461     176,892        (10,372)    2,654,981
Short-term bonds:
    U.S. Treasury Bills, bankers acceptances and
     commercial paper                                          217,606           0              0       217,606
                                                          ------------  -----------  ------------  ------------
                                                          $  2,706,067   $ 176,892   $    (10,372) $  2,872,587
                                                          ------------  -----------  ------------  ------------
                                                          ------------  -----------  ------------  ------------

The amortized cost and estimated fair value of bonds at December 31, 1996 and 1995 are shown below by contractual maturity. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call and/or prepayment penalties.

                                                                                           DECEMBER 31, 1996
                                                                                       --------------------------
                                                                                        AMORTIZED     ESTIMATED
                                                                                           COST       FAIR VALUE
                                                                                       ------------  ------------
                                                                                               (IN 000'S)
Maturities:
    Due in one year or less                                                            $    314,130  $    315,507
    Due after one year through five years                                                   743,215       751,858
    Due after five years through ten years                                                  268,376       280,153
    Due after ten years                                                                     714,504       775,051
                                                                                       ------------  ------------
                                                                                       $  2,040,225  $  2,122,569
    Mortgage-backed securities                                                              218,633       211,656
                                                                                       ------------  ------------
                                                                                       $  2,258,858  $  2,334,225
                                                                                       ------------  ------------
                                                                                       ------------  ------------

                                                                                           DECEMBER 31, 1995
                                                                                       --------------------------
                                                                                        AMORTIZED     ESTIMATED
                                                                                           COST       FAIR VALUE
                                                                                       ------------  ------------
                                                                                               (IN 000'S)
Maturities:
    Due in one year or less                                                            $    558,775  $    561,119
    Due after one year through five years                                                   824,446       846,230
    Due after five years through ten years                                                  256,552       269,549
    Due after ten years                                                                     884,187     1,000,908
                                                                                       ------------  ------------
                                                                                          2,523,960     2,677,806
    Mortgage-backed securities                                                              182,107       194,781
                                                                                       $  2,706,067  $  2,872,587
                                                                                       ------------  ------------
                                                                                       ------------  ------------

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

3.  BONDS: (CONTINUED):
Proceeds from sales and maturities of investments in debt securities during 1996, 1995, and 1994 were $1,554,016,000, $1,510,553,000, and $1,390,974,000, gross gains were $16,975,000, $24,757,000, and $15,025,000 and gross losses were $10,885,000, $5,742,000, and $30,041,000 , respectively.

Bonds included above with an amortized cost of approximately $2,060,000 and $2,059,000 at December 31, 1996 and 1995, respectively, were on deposit with governmental authorities as required by law.

4.  SECURITIES LENDING:
The Company has a securities lending program operated on its behalf by the Company's primary custodian, Chemical Bank of New York. The custodian has indemnified the Company against losses arising from this program. The total par value of securities out on loan was $51,537,000 and $250,729,000 and the income resulting from this program was $137,000, $2,000 and $26,000 at December 31, 1996, 1995 and 1994, respectively.

5.  MORTGAGE LOANS:
The Company invests in commercial first mortgage loans throughout the United States. The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, appropriate provisions have been made. In those cases where, in management's judgement, the mortgage loans' values are impaired, appropriate losses are recorded.

The following table shows the geographical distribution of the mortgage portfolio.

                                                                                               DECEMBER 31,
                                                                                         ------------------------
                                                                                            1996         1995
                                                                                         ----------  ------------
                                                                                                (IN 000'S)
California                                                                               $  154,272  $    153,811
Massachusetts                                                                                79,929        83,999
Michigan                                                                                     57,119        69,125
New York                                                                                     67,742        81,480
Ohio                                                                                         75,405        83,915
Pennsylvania                                                                                115,584       141,468
Washington                                                                                   75,819        91,900
All other                                                                                   313,062       361,213
                                                                                         ----------  ------------
                                                                                         $  938,932  $  1,066,911
                                                                                         ----------  ------------
                                                                                         ----------  ------------

The Company has restructured mortgage loans totalling $29,261,000, and $49,846,000 at December 31, 1996 and 1995, respectively, against which there are provisions of $5,893,000 and $8,799,000 at December 31, 1996 and 1995,
respectively.

The Company has made commitments of mortgage loans on real estate into the future. The outstanding commitments for these mortgages amount to $9,800,000 and $13,100,000 at December 31, 1996 and 1995, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

6.  INVESTMENTS GAINS AND LOSSES:

                                                                                      YEARS ENDED DECEMBER 31,
                                                                                   -------------------------------
                                                                                     1996       1995       1994
                                                                                   ---------  ---------  ---------
                                                                                             (IN 000'S)
Net realized gains (losses)
Bonds                                                                              $   5,631  $   3,935  $    (858)
Mortgage loans                                                                           763        292     (5,689)
Real estate                                                                              599        391       (334)
Other assets                                                                             567     (2,549)       (97)
                                                                                   ---------  ---------  ---------
                                                                                   $   7,560  $   2,069  $  (6,978)
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------
Changes in unrealized gains (losses):
Common stock of affiliates                                                         $  (5,739) $       0  $       0
Mortgage loans                                                                          (600)    (1,574)         0
Real estate                                                                            4,624      3,583       (671)
                                                                                   ---------  ---------  ---------
                                                                                   $  (1,715) $   2,009  $    (671)
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------

Realized capital gains and losses on bonds and mortgages which relate to changes in levels of interest rates are charged or credited to an interest maintenance reserve (IMR) and amortized into income over the remaining contractual life of the security sold. The gross realized capital gains and losses credited or charged to the interest maintenance reserve were a credit of $7,710,000 in 1996, a credit of $12,714,000 in 1995, and a charge of $14,070,000 in 1994. All gains and losses are transferred net of applicable taxes.

7.  NET INVESTMENT INCOME:
Net investment income consisted of:

                                                                                   YEARS ENDED DECEMBER 31,
                                                                              ----------------------------------
                                                                                 1996        1995        1994
                                                                              ----------  ----------  ----------
                                                                                          (IN 000'S)
Interest income from bonds                                                    $  178,695  $  205,445  $  200,338
Income from investment in common stock of affiliates                              50,408      35,403      39,577
Interest income from mortgage loans                                               92,591      99,766     106,404
Real estate investment income                                                     16,249      14,979      12,950
Interest income from policy loans                                                  2,790       2,777       2,669
Other                                                                              1,710       2,672       1,212
                                                                              ----------  ----------  ----------
    Gross investment income                                                      342,443     361,042     363,150
Interest on surplus notes                                                        (23,061)    (31,813)    (31,150)
Investment expenses                                                              (15,629)    (16,357)    (16,567)
                                                                              ----------  ----------  ----------
                                                                              $  303,753  $  312,872  $  315,433
                                                                              ----------  ----------  ----------
                                                                              ----------  ----------  ----------

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

8.  DERIVATIVES:
The Company uses derivative instruments for interest risk management purposes, including hedges against specific interest rate risk and to minimize the Company's exposure to fluctuations in interest rates. The Company's use of derivatives has included U.S. Treasury futures, conventional interest rate swaps, and forward spread lock interest rate swaps.

In the case of interest rate futures, gains or losses on contracts that qualify as hedges are deferred until the earliest of the completion of the hedging transaction, determination that the transaction will no longer take place, or determination that the hedge is no longer effective. Upon completion of the hedge, where it is impractical to allocates gains (losses) to specific hedged assets or liabilities, gains ( losses) are deferred in IMR and amortized over the remaining life of the hedged assets. At December 31, 1996 and December 31, 1995 there were no futures contracts outstanding.

In the case of interest rate and foreign currency swap agreements and forward spread lock interest rate swap agreements, gains or losses on terminated swaps are deferred in IMR and amortized over the shorter of the remaining life of the hedged asset or the remaining term of the swap contract. The net differential to be paid or received on interest rate swaps is recorded monthly as interest rates change.

                                                                                         SWAPS OUTSTANDING
                                                                                       AT DECEMBER 31, 1996
                                                                                 ---------------------------------
                                                                                      NOTIONAL       MARKET VALUE
                                                                                 PRINCIPAL AMOUNTS   OF POSITIONS
                                                                                 ------------------  -------------
                                                                                            (IN 000'S)
Conventional interest rate swaps                                                    $    429,000       $  (2,443)
Foreign currency swap                                                                      2,100              70
Forward spread lock swaps                                                                 50,000             (50)

                                                                                         SWAPS OUTSTANDING
                                                                                       AT DECEMBER 31, 1995
                                                                                 ---------------------------------
                                                                                      NOTIONAL       MARKET VALUE
                                                                                 PRINCIPAL AMOUNTS   OF POSITIONS
                                                                                 ------------------  -------------
                                                                                            (IN 000'S)
Conventional interest rate swaps                                                    $    367,000       $   3,275
Foreign currency swap                                                                      2,745             290
Forward spread lock swaps                                                                 50,000             112

The market value is the estimated amount that the Company would receive or pay on termination or sale, taking into account current interest rates and the current creditworthiness of the counterparties. The Company is exposed to potential credit loss in the event of non-performance by counterparties. The counterparties are major financial institutions and management believes that the risk of incurring losses related to credit risk is remote.

9.  LEVERAGED LEASES:
The Company is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was leased for a term of 9.75 years. The Company's equity investment represented 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment and non-recourse to the Company. At the end of the lease term, the Master Lessee may exercise a fixed price purchase option to purchase the equipment.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

9.  LEVERAGED LEASES: (CONTINUED):
The Company's net investment in leveraged leases is composed of the following elements:

                                                                                         YEARS ENDED DECEMBER
                                                                                                 31,
                                                                                        ----------------------
                                                                                           1996        1995
                                                                                        ----------  ----------
                                                                                              (IN 000'S)
Lease contracts receivable                                                              $  101,244  $  111,611
Less non-recourse debt                                                                     101,227    (111,594)
                                                                                        ----------  ----------
                                                                                                17          17
Estimated residual value of leased assets                                                   41,150      41,150
Less unearned and deferred income                                                          (11,501)    (13,132)
                                                                                        ----------  ----------
Investment in leveraged leases                                                              29,666      28,035
Less fees                                                                                     (188)       (213)
                                                                                        ----------  ----------
Net investment in leveraged leases                                                      $   29,478  $   27,822
                                                                                        ----------  ----------
                                                                                        ----------  ----------

The net investment is classified as other invested assets in the accompanying statements of admitted assets, liabilities, capital stock and surplus.

10. REINSURANCE:
The Company has agreements with the parent company which provide that the parent company will reinsure the mortality risks of the individual life insurance contracts sold by the Company. Under these agreements basic death benefits and supplementary benefits are reinsured on a yearly renewable term basis and coinsurance basis, respectively. Reinsurance transactions under these agreements had the effect of decreasing income from operations by approximately $1,603,000, $2,184,000, and $2,138,000 for the years ended December 31, 1996, 1995 and 1994, respectively.

Effective January 1, 1991, the Company entered into an agreement with the parent company under which certain individual life insurance contracts issued by the parent company were reinsured by the Company on a 90% coinsurance basis. Also, effective January 1, 1991, the Company entered into an agreement with the parent company which provides that the parent company will reinsure the mortality risks in excess of $500,000 per policy for the individual life insurance contracts assumed by the Company in the reinsurance agreement described above. Such death benefits are reinsured on a yearly renewable term basis. These agreements had the effect of increasing income from operations by approximately $35,161,000 and $11,821,000 for the years ended December 31, 1996 and 1995, respectively, and decreasing income by approximately $29,188,000 for the year ended December 31, 1994. The life reinsurance assumed agreement requires the reinsurer to withhold funds in amounts equal to the reserves assumed.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

10. REINSURANCE: (CONTINUED):
The following are summarized pro-forma results of operations of the Company for the years ended December 31, 1996, 1995 and 1994 before the effect of reinsurance transactions with the parent company.

                                                                           PRO-FORMA RESULTS PRE-REINSURANCE
                                                                                YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                            1996          1995          1994
                                                                        ------------  ------------  ------------
                                                                                       (IN 000'S)
Income:
    Premiums, annuity deposits and other revenues                       $  1,858,145  $  1,619,337  $  2,053,408
    Net investment income and realized gains                                 312,870       315,967       312,582
                                                                        ------------  ------------  ------------
    Subtotal                                                               2,171,015     1,935,304     2,365,990
                                                                        ------------  ------------  ------------
Benefits and Expenses:
    Policyholder benefits                                                  1,928,720     1,760,917     2,183,282
    Other expenses                                                           155,531       130,302       130,456
                                                                        ------------  ------------  ------------
    Subtotal                                                               2,084,251     1,891,219     2,313,738
                                                                        ------------  ------------  ------------
Income from operations                                                  $     86,764  $     44,085  $     52,252
                                                                        ------------  ------------  ------------
                                                                        ------------  ------------  ------------

The   Company  has  an  agreement  with  an  unrelated  company  which  provides reinsurance of certain individual life insurance contracts on a modified coinsurance basis and under which all deficiency reserves related to these contracts are reinsured. Reinsurance transactions under this agreement had the effect of decreasing income from operations by $46,000 in 1996, and by $1,599,000 in 1995, and increasing income from operations by $1,854,404 in 1994.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

11. WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT
LIABILITIES:
Withdrawal characteristics of general account and separate account annuity reserves and deposits:

                                                                                             DECEMBER 31, 1996
                                                                                        ----------------------------
                                                                                            AMOUNT       % OF TOTAL
                                                                                        --------------  ------------
                                                                                                 (IN 000'S)
Subject to discretionary withdrawal-with adjustment
    --with market value adjustment                                                      $    3,547,683       30.44%
    --at book value less surrender charges (surrender charge >5%)                            5,626,117       48.27
    --at book value (minimal or no charge or adjustment)                                     1,264,586       10.85
Not subject to discretionary withdrawal provision                                            1,218,157       10.44
                                                                                        --------------   ------
Total annuity actuarial reserves and deposit liabilities                                $   11,656,543      100.00%
                                                                                        --------------   ------
                                                                                        --------------   ------

                                                                                             DECEMBER 31, 1995
                                                                                        ----------------------------
                                                                                            AMOUNT       % OF TOTAL
                                                                                        --------------  ------------
                                                                                                 (IN 000'S)
Subject to discretionary withdrawal-with adjustment
    --with market value adjustment                                                      $    3,796,596       36.36%
    --at book value less surrender charges (surrender charge >5%)                            4,066,126       38.94
    --at book value (minimal or no charge or adjustment)                                     1,278,215       12.24
Not subject to discretionary withdrawal provision                                            1,301,259       12.46
                                                                                        --------------   ------
Total annuity actuarial reserves and deposit liabilities                                $   10,442,196      100.00%
                                                                                        --------------   ------
                                                                                        --------------   ------

12. RETIREMENT PLANS:
The Company participates with its parent company in a non-contributory defined benefit pension plan covering essentially all employees. The benefits are based on years of service and compensation.

The funding policy for the pension plan is to contribute an amount which at least satisfies the minimum amount required by ERISA. The Company is charged for its share of the pension cost based upon its covered participants. Pension plan assets consist principally of separate accounts of the parent company.

The Company's share of the group's accrued pension cost at December 31, 1996, 1995 and 1994 was $446,000, $420,000, and $417,000, respectively. The Company's share of net periodic pension cost was $27,000, $3,000, and $417,000, for 1996, 1995 and 1994, respectively.

The Company also participates with its parent and certain affiliates in a 401(k) savings plan for which substantially all employees are eligible. The Company matches, up to specified amounts, employees' contributions to the plan. Company contributions were $233,000, $185,000 and $152,000 for the years ended December 31, 1996, 1995, and 1994, respectively.

OTHER POST-RETIREMENT BENEFIT PLANS:

In addition to pension benefits the Company provides certain health, dental, and life insurance benefits ("post-retirement benefits") for retired employees and dependents. Substantially all employees may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

12. RETIREMENT PLANS: (CONTINUED):
Effective January 1, 1994, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 106, "Employer's Accounting for Post-retirement Benefits Other than Pensions.' SFAS No. 106 requires the Company to accrue the estimated cost of retiree benefit payments during the years the employee provides services. SFAS No. 106 allows recognition of the cumulative effect of the liability in the year of adoption or the amortization of the obligation over a period of up to 20 years. The Company has elected to recognize this obligation of approximately $400,000 over a period of ten years. The Company's cash flows are not affected by implementation of this standard, but implementation decreased net income by $209,000, $142,000, and $114,000 for the years ended December 31, 1996, 1995 and 1994, respectively. Effective June 5, 1996, the Company made certain changes regarding eligibility and benefits to its post-retirement health benefits plans for retirees on or after that date. The impact of these changes is a decrease of 1996 post-retirement benefit costs of $599,000. The Company's post-retirement health care plans currently are not funded.

13. FAIR VALUE OF FINANCIAL INSTRUMENTS:
The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1996 and 1995:

                                                                  DECEMBER 31, 1996
                                                       ---------------------------------------
                                                        CARRYING AMOUNT   ESTIMATED FAIR VALUE
                                                       -----------------  --------------------
                                                                     (IN 000'S)
ASSETS
Bonds                                                    $   2,258,858       $    2,339,126
Mortgages                                                      938,932              958,909
LIABILITIES
Insurance reserves                                             122,606              122,606
Individual annuities                                           373,488              367,878
Pension products                                             1,911,284            1,922,602
Derivatives                                                         --               (2,423)

                                                                  DECEMBER 31, 1995
                                                       ---------------------------------------
                                                        CARRYING AMOUNT   ESTIMATED FAIR VALUE
                                                       -----------------  --------------------
                                                                     (IN 000'S)
ASSETS
Bonds                                                    $   2,706,067       $    2,872,586
Mortgages                                                    1,066,911            1,111,895
LIABILITIES
Insurance reserves                                             124,066              124,066
Individual annuities                                           434,261              431,263
Pension products                                             2,227,882            2,265,386
Derivatives                                                         --                3,387

The major methods and assumptions used in estimating the fair values of financial instruments are as follows:

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

13. FAIR VALUE OF FINANCIAL INSTRUMENTS: (CONTINUED):
The fair values of short-term bonds are estimated to be the amortized cost. The fair values of long-term bonds which are publicly traded are based upon market prices or dealer quotes. For privately placed bonds, fair values are estimated taking into account prices for publicly traded bonds of similar credit risk and maturity and repayment and liquidity characteristics.

The fair values of the Company's general account reserves and liabilities under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.

The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The fair values of derivative financial instruments are estimated using the process described in Note #8.

14. STATUTORY INVESTMENT VALUATION RESERVES:
The asset valuation reserve ("AVR") provides a reserve for losses from investments in bonds, stocks, mortgage loans, real estate and other invested assets with related increases or decreases being recorded directly to surplus.

Realized capital gains and losses on bonds and mortgages which relate to changes in levels of interest rates are charged or credited to an interest maintenance reserve ("IMR") and amortized into income over the remaining contractual life of the security sold.

The tables shown below present changes in the major elements of the AVR and IMR.

                                                                              1996                  1995
                                                                      --------------------  --------------------
                                                                         AVR        IMR        AVR        IMR
                                                                      ---------  ---------  ---------  ---------
                                                                           (IN 000'S)            (IN 000'S)
Balance, beginning of year                                            $  42,099  $  25,218  $  28,409  $  18,140
Realized investment gains (losses), net of tax                            3,160      5,011     (1,524)     7,977
Amortization of investment (gains) losses                                     0     (1,557)         0       (899)
Unrealized investment gains (losses)                                      1,502          0      3,650          0
Required by formula                                                       7,150          4     11,564          0
                                                                      ---------  ---------  ---------  ---------
Balance, end of year                                                  $  53,911  $  28,676  $  42,099  $  25,218
                                                                      ---------  ---------  ---------  ---------
                                                                      ---------  ---------  ---------  ---------

15. FEDERAL INCOME TAXES:
The Company and its subsidiaries file a consolidated federal income tax return. Federal income taxes are calculated for the consolidated group based upon amounts determined to be payable as a result of operations within the current year. No provision is recognized for timing differences which may exist between financial statement and taxable income. Such timing differences include reserves, depreciation and accrual of market discount on bonds. Cash payments for federal income taxes were approximately $19,264,000, $12,429,000 and $43,200,000 for the years ended December 31, 1996, 1995 and 1994, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

16. SURPLUS NOTES AND NOTE RECEIVABLE:
The Company had issued and outstanding surplus notes to its parent with an aggregate carrying value of $335,000,000 during the period 1982 through January 16, 1996 at interest rates between 7.25% and 10%. The Company repaid all principal and interest associated with these surplus notes on January 16, 1996.

On December 19, 1995 the Company issued surplus notes totalling $315,000,000 to an affiliate, Sun Canada Financial Co., at interest rates between 5.75% and 7.25%. Of these notes, $157,500,000 will mature in the year 2007, and $157,500,000 will mature in the year 2015. Interest on these notes is payable semi-annually.

Principal and interest on surplus notes are payable only to the extent that the Company meets specified requirements regarding free surplus exclusive of the principal amount and accrued interest, if any, on these notes; and, in the case of principal repayments, with the consent of the Delaware Insurance Commissioner. In addition, with regard to surplus notes outstanding through January 16, 1996, subsequent to December 31, 1994 interest payments required the consent of the Delaware Insurance Commissioner. Payment of principal and interest on the notes issued in 1995 also requires the consents of the Delaware Insurance Commissioner and Canadian Office of the Superintendent of Financial Institutions.

During 1996, 1995 and 1994, the Company obtained the required consents, and expensed $23,061,000, $31,813,000 and $31,150,000 in respect of interest on surplus notes for the years 1996, 1995 and 1994, respectively.

On December 19, 1995, the parent borrowed $120,000,000 at 5.6% through a short-term note from the Company maturing on January 16, 1996. The note, which is included in due from parent and affiliates at December 31, 1995, was repaid in full by the parent at maturity.

17. MANAGEMENT AND SERVICE CONTRACTS:
The Company has an agreement with its parent company which provides that the parent company will furnish, as requested, personnel as well as certain services and facilities on a cost-reimbursement basis. Expenses under this agreement amounted to approximately $20,192,000 in 1996, $20,293,000 in 1995, and
$18,452,000 in 1994.

18. RISK-BASED CAPITAL:
Effective December 31, 1993 the NAIC adopted risk-based capital requirements for life insurance companies. The risk-based capital requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting practices, taking into account the risk characteristics of its investments and products. The Company has met the minimum risk-based capital requirements at December 31, 1996 and 1995.

19. ACCOUNTING POLICIES AND PRINCIPLES:
The financial statements of the Company have been prepared on the basis of statutory accounting practices, which prior to 1996, were considered by the insurance industry and the accounting profession to be in accordance with GAAP for mutual life insurance companies. The primary differences between statutory accounting practices and GAAP are described as follows. Under statutory accounting practices, financial statements are not consolidated and investments in subsidiaries are shown at net equity value. Accordingly, the assets, liabilities and results of operations of the Company's subsidiaries are not consolidated with the assets, liabilities and results of operations, respectively, of the Company. Changes in net equity value of the common stock of the Company's United States life insurance subsidiaries are directly reflected in the

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

19. ACCOUNTING POLICIES AND PRINCIPLES: (CONTINUED):
Company's surplus. Changes in the net equity value of the common stock of all other subsidiaries are directly reflected in the Company's Investment Valuation Reserves. Dividends paid by subsidiaries to the Company are included in the Company's net investment income.

Other differences between statutory accounting practices and GAAP include the following: Statutory accounting practices do not recognize the following assets or liabilities which are reflected under GAAP-- deferred policy acquisition costs, deferred federal income taxes and statutory non-admitted assets. Asset Valuation Reserves and Interest Maintenance Reserves are established under statutory accounting practices but not under GAAP. Methods for calculating real estate depreciation and investment valuation allowances differ under statutory accounting practices than under GAAP. Actuarial assumptions and reserving methods differ under statutory accounting practices and GAAP. Premiums for universal life and investment type products are recognized as income for statutory purposes and as deposits to policyholders' accounts for GAAP.

Because the Company's management uses financial information prepared in conformity with accounting principles generally accepted in Canada in the normal course of business, the management of the Company has determined that the cost of complying with Statement No. 120 would exceed the benefits that the Company, or the users of its financial statements would experience. Consequently, the Company has elected not to apply such standards in the preparation of these financial statements.

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We have audited the accompanying statutory statements of admitted assets, liabilities, and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) as of December 31, 1996 and 1995, and the related statutory statements of operations, changes in capital stock and surplus, and cash flow for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and signficant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Notes 1 and 19 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) as of Dcember 31, 1996 and 1995, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 1996 on the basis of accountng described in Notes 1 and 19.

However, because of the effects of the matter discussed in the second preceding paragraph, in our opinion, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Sun Life Assurance Company of Canada (U.S.) as of December 31, 1996 and 1995 or the results of its operations or its cash flow for each of the three years in the period ended December 31, 1996.

In our previous report dated February 7, 1996, we expressed an opinion that the 1995 and 1994 financial statements, prepared using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, presented fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) as of December 31, 1995, and the results of its operations, and its cash flow for the years ended December 31, 1995 and 1994 in conformity with generally accepted accounting principles. As described in Notes 1 and 19 to the financial statements, pursuant to the provisions of Statement of Financial Accounting Standards No. 120, ACCOUNTING AND REPORTING BY MUTUAL LIFE INSURANCE ENTERPRISES AND BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION PARTICIPATING CONTRACTS, financial statements of mutual life insurance enterprises (and stock life insurance companies that are wholly owned subsidiaries of mutual life insurance companies) for periods ending on or before December 15, 1996, prepared using accounting practices prescribed or permitted by insurance regulators, are not considered presentations in conformity with generally accepted accounting principles when presented for comparative purposes with the enterprise's financial statements for periods subsequent to the effective date of Statement No. 120. Accordingly, our present opinion on the presentation of the 1995 and 1994 financial statements in accordance with generally accepted accounting principles, as presented herein, is different from that expressed in our previous report.

As management as stated in Note 19, because the Company's management uses financial information prepared in accordance with accounting principles generally accepted in Canada in the normal course of business, the management of Sun Life Assurance Company of Canada (U.S.) has determined that the cost of complying with Statement No. 120 would exceed the benefits that the Company, or the users of its financial statements, would experience. Consequently, the Company has elected not to apply such standards in the preparation of these financial statements.

DELOITTE & TOUCHE LLP

February 3, 1997

                                   APPENDIX A
                               THE FIXED ACCOUNT

    THAT PORTION OF THE CONTRACT RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE IN THIS APPENDIX A HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. HOWEVER, THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

A WORD ABOUT THE FIXED ACCOUNT

    The Fixed Account is made up of all of the general assets of the Company other than those allocated to any separate account. Purchase Payments will be allocated to the Fixed Account as elected by the Owner at the time of purchase or as subsequently changed. The Company will invest the assets of the Fixed Account in those assets chosen by the Company and allowed by applicable law. Investment income from such Fixed Account assets will be allocated between the Company and the contracts participating in the Fixed Account in accordance with the terms of such contracts.

    Annuity payments made to Annuitants under the Contracts will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. The Company assumes this "mortality risk" by virtue of annuity rates incorporated in the Contract which cannot be changed. In addition the Company guarantees that it will not increase charges for maintenance of the Contracts regardless of its actual expenses.

    Investment income from the Fixed Account allocated to the Company includes compensation for mortality and expense risks borne by the Company in connection with Fixed Account Contracts. The Company expects to derive a profit from this compensation. The amount of such investment income allocated to the Contracts will vary from year to year in the sole discretion of the Company. However, the Company guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the Fixed Account under the Contracts. The Company may credit interest at a rate in excess of 4% per year; however, the Company is not obligated to credit any interest in excess of 4% per year. There is no specific formula for the determination of excess interest credits. Such credits, if any, will be determined by the Company based on information as to expected investment yields. Some of the factors that the Company may consider in determining whether to credit interest to amounts allocated to the Fixed Account and the amount thereof, are general economic trends, rates of return currently available and anticipated on the Company's investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

    The Company is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in the Company's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various policyholders and contract owners and to its sole stockholder.

    Excess interest, if any, will be credited on the fixed accumulation value. The Company guarantees that, at any time, the fixed accumulation value will not be less than the amount of Purchase Payments allocated to the Fixed Account, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which the Company may, in its discretion, credit to the Fixed Account, less the sum of all administrative or withdrawal charges, any applicable premium taxes and less any amounts surrendered. If the Owner surrenders the Contract, the amount available from the Fixed Account will be reduced by any applicable withdrawal charge (see "Withdrawal Charges" in the Prospectus).

    If on any Contract Anniversary the rate at which the Company credits interest to amounts allocated to the Fixed Account under the Contract is less than 80% of the average discount rate on 52-week United States Treasury Bills for the most recent auction prior to the Contract Anniversary on which the declared interest rate becomes applicable, then during the 45 day period after the Contract Anniversary the Owner may elect to receive the value of the Contract's Accumulation Account without assessment of a withdrawal charge. Such withdrawal may, however, result in adverse tax consequences. (See "Federal Tax Status.")

    The Company reserves the right to defer the payment of amounts withdrawn from the Fixed Account for a period not to exceed six months from the date written request for such withdrawal is received by The Company.

FIXED ACCUMULATION VALUE
(1)  CREDITING FIXED ACCUMULATION UNITS

    Upon receipt of a Purchase Payment by the Company, all or that portion, if any, of the net Purchase Payment to be allocated to the Fixed Account in accordance with the allocation factor will be credited to the Accumulation Account in the form of Fixed Accumulation Units. The number of Fixed Accumulation Units to be credited is determined by dividing the dollar amount allocated to the Fixed Account by the Fixed Accumulation Unit value for the Contract for the Valuation Period during which the Purchase Payment is received by the Company.

(2)  FIXED ACCUMULATION UNIT VALUE

    The Fixed Accumulation Unit value is established at $10.00 for the first Valuation Period of the calendar month in which the Contract is issued, and will increase for each successive Valuation Period as interest is accrued. All Contracts issued in a particular calendar month and at a particular rate of interest, as specified in advance by the Company from time to time, will use the same series of Fixed Accumulation Unit values throughout the first Contract Year.

    At the first Contract Anniversary, the Fixed Accumulation Units credited to a Contract's Accumulation Account will be exchanged for a second type of Fixed Accumulation Unit with an equal aggregate value. The value of this second type of Fixed Accumulation Unit will increase for each Valuation Period during each Contract Year as interest is accrued at a rate which shall have been determined by the Company prior to the first day of each Contract Year.

    The Company will credit interest to the Contract's Fixed Accumulation Account at a rate of not less than 4% per year, compounded annually. Once the rate applicable to a specific Contract is established by the Company, it may not be changed for the balance of the Contract Year. Additional Payments made during the Contract Year will be credited with interest for the balance of the Contract Year at the rate applicable at the beginning of that Contract Year. The Fixed Accumulation Unit value for the Contract for any Valuation Period is the value determined as of the end of such Valuation Period.

(3)  FIXED ACCUMULATION VALUE

    The fixed accumulation value of a Contract, if any, for any Valuation Period is equal to the value of the Fixed Accumulation Units credited to the Accumulation Account for such Valuation Period.

LOANS FROM THE FIXED ACCOUNT (QUALIFIED CONTRACTS ONLY)

    Loans will be permitted from the Contract's Fixed Accumulation Account (to the extent permitted by the retirement plan for which the Contract is purchased) UNDER QUALIFIED CONTRACTS ONLY. The maximum loan amount is the amount determined under the Company's maximum loan formula for qualified plans. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract. Loans are subject to applicable retirement program legislation and their taxation is determined under the federal income tax laws. The amount borrowed will be transferred to a fixed minimum guarantee accumulation account in the Company's general account where it will accrue interest at a specified rate below the then current loan interest rate. Generally, loans must be repaid within five years.

    The amount of the death benefit, the amount payable on a full surrender and the amount applied to provide an annuity on the Annuity Commencement Date will be reduced to reflect any outstanding loan balance (plus accrued interest thereon). Partial withdrawals may be restricted by the maximum loan limitation.

FIXED ANNUITY PAYMENTS

    The dollar amount of each fixed annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on a minimum guaranteed interest rate of 4% per year, or, if more favorable to the Payee(s), in accordance with the Single Premium Immediate Settlement Rates published by the Company and in use on the Annuity Commencement Date.

                                   APPENDIX B

ILLUSTRATIVE EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATIONS:

    Suppose the net assets attributable to the Contracts of a particular Variable Account at the end of the preceding Valuation Period are $111,234,567.89; the investment income and capital gains credited to such assets of the Variable Account in the Valuation Period are $434,782.61; the capital losses charged against such assets of the Variable Account in the Valuation Period are $63,778.99; and the expenses are $10,634.77. The net investment factor is then (111,234,567.89 + 434,782.61 - 63,778.99 -10,634.77) DIVIDED BY
111,234,567.89, or 1.00323972. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had been 14.5645672, the value for the current Valuation Period would be 14.6117523 (14.5645672 X 1.00323972).

ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY UNIT VALUE CALCULATIONS:

    Suppose the circumstances of the first example exist, and the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the Annuity Unit for the current Valuation Period would be 12.3843446 (12.3456789 X 1.00323972 X 0.99989255).

ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATIONS:

    Suppose that the Accumulation Account of a Contract is credited with 8,765.4321 Variable Accumulation Units of a particular Variable Account but is not credited with any Fixed Accumulation Units; that the Variable Accumulation Unit value and the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date are 14.5645672 and 12.3456789, respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the Annuity Unit value on the day prior to the second variable annuity payment date is
12.3843446. The first Variable Annuity payment would be $865.57 (8,765.4321 X
14.5645672 X 6.78 divided by 1,000). The number of Annuity Units credited would be 70.1112 ($865.57 divided by 12.3456789) and the second Variable Annuity payment would be $868.28 (70.1112 X 12.3843446).

                                   APPENDIX C
            WITHDRAWALS AND WITHDRAWAL CHARGES--COMPASS 2 CONTRACTS

    Suppose, for example, that the initial Purchase Payment under a Contract was $2,000, and that $2,000 Purchase Payments were made on each Contract Anniversary thereafter. The maximum fee withdrawal amount would be $200, $400, $600, $800, and $1,000 in Contract Years 1, 2, 3, 4, and 5, respectively; these amounts are determined as 10% of the new Payments (as new Payments are defined in each Contract Year).

    In years after the 5th, the maximum free withdrawal amount will be increased by any old Payments which have not already been liquidated. Continuing the example, consider a partial withdrawal of $4,500 made during the 7th Contract Year. Let us consider this withdrawal under two sets of circumstances, first where there were no previous partial withdrawals, and second where there had been an $800 cash withdrawal payment made in the 5th Contract Year.

        1. In the first instance, there were no previous partial withdrawals. The maximum free withdrawal amount in the 7th Contract Year is then $5,000, which consists of $4,000 in old Payments ($2,000 from each of the first two Contract Years) and $1,000 as 10% of the new Payments in years 3 to 7. Because the $4,500 partial withdrawal is less than the maximum free withdrawal amount of $5,000, no withdrawal charge would be imposed.

        This withdrawal would liquidate the Purchase Payments which were made in Contract Years 1 and 2, and would liquidate $500 of the Purchase Payment which was made in Contract Year 3.

        2. In the second instance, an $800 cash withdrawal payment had been made in the 5th Contract Year. Because the cash withdrawal payment was less than the $1,000 maximum free withdrawal amount in the 5th Contract Year, no surrender charge would have been imposed. The $800 cash withdrawal payment would have liquidated $800 of the Purchase Payment in the 1st Contract Year.

        As a consequence, the maximum free withdrawal amount in the 7th Contract Year is only $4,200, consisting of $3,200 in old Payments ($1,200 remaining from year 1 and $2,000 from year 2) and $1,000 as 10% of new Payments. A $4,500 partial withdrawal exceeds the maximum free withdrawal amount by $300. Therefore the amount subject to a withdrawal charge is $300 and the withdrawal charge is $300 X 0.05, or $15. The amount of the cash withdrawal payment is the $4,500 partial withdrawal minus the $15 withdrawal charge, or $4,485. The $4,500 partial withdrawal would be charged to the Contract's Accumulation Account in the form of canceled Accumulation Units.

        This withdrawal would liquidate the remaining $1,200 from the Purchase Payment in Contract Year 1, the full $2,000 Purchase Payment from Contract Year 2, and $1,300 of the Payment from Contract Year 3.

    Suppose that the Owner of the Contract wanted to make a full surrender of the Contract in year 7 instead of a $4,500 partial withdrawal. The consequences would be as follows:

        1. In the first instance, where there were no previous cash withdrawal payments, we know from above that the maximum free withdrawal amount in the 7th Contract year is $5,000. The sum of the old and new Payments not previously liquidated is $14,000 ($2,000 from each Contract Year). The amount subject to withdrawal charge is thus $9,000. The withdrawal charge on full surrender would then be $9,000 X 0.05 or $450.

        2. In the second instance, where $800 had previously been withdrawn, we know from above that the maximum free withdrawal amount in the 7th Contract Year is $4,200. The sum of old and new Payments not previously liquidated is $14,000 less the $800 which was previously liquidated, or $13,200. The amount subject to withdrawal charge is still $9,000 ($13,200-$4,200). The withdrawal charge on full surrender would thus be the same as in the first example.

           WITHDRAWALS AND WITHDRAWAL CHARGES -- COMPASS 3 CONTRACTS

    This example assumes that the date of the full surrender or partial withdrawal is during the 9th Contract Year.

 1       2        3         4       5        6
---   -------   ------   -------   ---    --------
1     $ 1,000   $1,000   $     0     0%   $      0
2       1,200    1,200         0     0        0
3       1,400    1,280       120     3        3.60
4       1,600        0     1,600     4       64.00
5       1,800        0     1,800     4       72.00
6       2,000        0     2,000     5      100.00
7       2,000        0     2,000     5      100.00
8       2,000        0     2,000     6      120.00
9       2,000        0     2,000     6      120.00
      -------   ------   -------          --------
      $15,000   $3,480   $11,520          $ 579.60
      -------   ------   -------          --------
      -------   ------   -------          --------

EXPLANATION OF COLUMNS IN TABLE

  COLUMNS 1 AND 2:

    Represent Purchase Payments ("Payments") and amounts of Payments. Each Payment was made on the first day of each Contract Year.

  COLUMNS 3:

    Represents the amounts that may be withdrawn without the imposition of withdrawal charges, as follows:

        a) Payments 1 and 2, $1,000 and $1,200, respectively, have been credited to the Contract for more than seven years.

        b) $1,280 of Payment 3 represents 10% of Payments that have been credited to the Contract for less than seven years. The 10% amount is applied to the oldest unliquidated Payment, then the next oldest and so forth.

  COLUMN 4:

    Represents the amount of each Payment that is subject to a withdrawal charge. It is determined by subtracting the amount in Column 3 from the Payment in Column 2.

  COLUMN 5:

    Represents the withdrawal charge percentages imposed on the amounts in Column 4.

  COLUMN 6:

    Represents the withdrawal charge imposed on each Payment. It is determined by multiplying the amount in Column 4 by the percentage in Column 5.

    For example, the withdrawal charge imposed on Payment 8

             = Payment 8 Column 4 X Payment 8 Column 5
             = $2,000 x 6%
             = $120

FULL SURRENDER:

    The total of Column 6, $579.60, represents the total amount of withdrawal charges imposed on Payments in this example.

PARTIAL WITHDRAWAL:

    The sum of amounts in Column 6 for as many Payments as are liquidated reflects the withdrawal charges imposed in the case of a partial withdrawal.

    For example, if $7,000 of Payments (Payments 1, 2, 3, 4, and 5) were withdrawn, the amount of the withdrawal charges imposed would be the sum of amounts in Column 6 for Payments 1, 2, 3, 4 and 5 which is $139.60.

                                   APPENDIX D
                    CERTAIN INVESTMENT TECHNIQUES AND RISKS

    A discussion of options, Futures Contracts, Options on Futures Contracts, Forward Foreign Currency Contracts, options on foreign currencies, loan participations and other direct indebtedness and swaps and related transactions follows.

    OPTIONS ON SECURITIES--A call option written by an Account will be covered
(i) through ownership of the security underlying the option or through ownership of an absolute and immediate right to acquire such security upon conversion or exchange of other securities held in its portfolio; or (ii) in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. A put option will be covered through
(i) segregation in a segregated account held by the custodian of liquid assets in an amount equal to the exercise price of the option; or (ii) in such other manner as may be in accordance with the requirements of the exchange on which the option is traded and applicable laws and regulations.

    Effecting a closing transaction in the case of a written call option will permit an Account to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit an Account to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit an Account to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments, provided that another option on such security is not written. If an Account desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

    An Account will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by it is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by it is more than the premium paid for the original purchase. Conversely, an Account will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by an Account is likely to be offset in whole or in part by appreciation of the underlying security owned by an Account.

    An Account may write options in connection with buy-and-write transactions; that is, an Account may purchase a security and then write a call option against that security. The exercise price of the call option will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. If the call options are exercised in such transactions, the Account's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Account's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

    The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. Put options could be used by an Account in the same market environments that call options would be used in equivalent buy-and-write transactions.

    An Account may write combinations of put and call options on the same security, a practice known as a "straddle." By writing a straddle, an Account undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Account will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

    By writing a call option, an Account limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, an Account assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a loss unless the security subsequently appreciated in value. The writing of options on securities by CAVA, WGVA and MSVA, therefore, will not be undertaken by an Account solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

    An Account also may purchase put and call options on securities. Put options would be purchased to hedge against a decline in the value of the securities held in its portfolio. If such a decline occurs, the put options will permit an Account to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Account will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and related transaction costs. An Account may purchase call options to hedge against an increase in the price of securities that the Account anticipates purchasing in the future. If such an increase occurs, the call option will permit the Account to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for a call or put option plus any transaction costs will reduce the benefit, if any, realized by the Account upon exercise of the option, and, unless the price of the underlying security rose or declined sufficiently, the option may expire worthless to the Account.

    OPTIONS ON INDICES--An Account will cover call options on indices by owning securities whose price changes, in the opinion of MFS, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where an Account covers a call option on an index through ownership of securities, such securities may not match the composition of the index. In that event, the Account will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. An Account will cover put options on indices by segregating liquid assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

    An Account will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which an Account has written a call option falls or remains the same, the Account will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Account will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Account's stock investments. By writing a put option, an Account assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Account correlate with changes in the value of the index, writing covered put options on indices will increase the Account's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

    The purchase of call options on indices may be used by an Account to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when an Account holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Account will also bear the risk of losing all or a portion of the premium paid, and related transaction costs, if the value of the index does not rise. The purchase of call options on indices when the Account is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Account owns.

    An Account also may purchase put options on indices to hedge its investments against a decline in value. By purchasing a put option on an index, an Account will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Account's investments does not decline as anticipated, or if the value of the option does not increase, the Account's loss will be limited to the premium paid for the option, plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Account's security holdings.

    FUTURES CONTRACTS--CAVA, GSVA, WGVA and MSVA may enter into interest rate or stock index futures contracts ("Futures Contracts") in order to protect the Account's current or intended investments from broad fluctuations in interest rates or stock prices. WGVA may also enter into foreign currency futures contracts.

    For example, an Account may sell Futures Contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Account's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When an Account is not fully invested in the securities market and anticipates a significant market advance, it may purchase Futures Contracts in order to gain rapid market exposure that may, in part or in whole, offset increases in the cost of securities that the Account intends to purchase. As such acquisitions are made, the corresponding positions in Futures Contracts will be closed out. In a substantial majority of these transactions, an Account will purchase such securities upon the termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

    OPTIONS ON FUTURES CONTRACTS--The writing of a call Option on a Futures Contract constitutes a partial hedge against declining prices of the securities underlying the Futures Contract or of the securities comprising the index underlying the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Account will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Account's portfolio holdings. The writing of a put Option on a Futures Contract constitutes a partial hedge against increasing prices of the securities underlying the Futures Contract or of the securities comprising the index underlying the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, an Account will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which an Account intends to purchase. If a put or call option an Account has written is exercised, it will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Account's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

    An Account will cover the writing of call Options on Futures Contracts through purchases of the underlying Futures Contract, and will cover the writing of put Options on Futures Contracts through sales of the underlying Futures Contract. Options on Futures Contracts may also be covered in such other manner as may be in accordance with the requirements of the exchange on which they are traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by an Account, the Account will be required to sell the underlying Futures Contract which, if the Account has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by an Account is exercised, the Account will be required to purchase the underlying Futures Contract which, if the Account has covered its obligation through the sale of such Contract, will close out its futures position.

    An Account may purchase Options on Futures Contracts for hedging purposes as an alternative to purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline, an Account could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by an Account will increase prior to acquisition, due to a market advance, the Account could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts.

    FORWARD CONTRACTS--CAVA, WGVA and MSVA may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract") for hedging purposes only. An Account will enter into Forward Contracts for the purpose of protecting its current or intended investments from fluctuations in currency exchange rates. A Forward Contract to sell a currency may be entered into, for example, in lieu of the sale of a foreign currency futures contract where an Account seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, an Account may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which an Account intends to acquire.

    If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, an Account may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Accounts do not presently intend to hold Forward Contracts entered into until maturity, at which time they would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Accounts' profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

    Each of these Accounts has established procedures consistent with the statements of the Securities and Exchange Commission concerning purchases of foreign currency through Forward Contracts. Since those policies currently require the use of "cover" or that assets of the Account equal to the amount of the purchase be held aside or segregated in an account maintained by the custodian to be used to pay for the commitment, each Account will always use "cover" or have liquid assets available sufficient to cover any commitments under these contracts or to limit any potential risk.

    OPTIONS ON FOREIGN CURRENCIES--WGVA may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. All call options written on foreign currencies will be covered. A call option written on a foreign currency is "covered" if WGVA owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by WGVA's custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if WGVA has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is maintained by WGVA in liquid assets in a segregated account with its custodian. Options on foreign currencies may also be covered in such other manner as may be in accordance with the requirements of the exchange on which they are traded and applicable laws and regulations.

    RISK FACTORS: IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH AN ACCOUNT'S PORTFOLIO--An Account's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, options on foreign currencies, Options on Futures Contracts and Forward Contracts will depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Account's portfolio. Because the securities in the portfolio will most likely not be the same as those securities underlying an index, the correlation between movements in the portfolio and in the securities underlying the index will not be perfect. The trading of Futures Contracts and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. In this regard, trading by speculators in such instruments has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict particularly near the expiration of such contracts. It should be noted that Futures Contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or Futures Contracts based on a broad market index, because a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. Further, with respect to options on securities, options on indices and Options on Futures Contracts, an Account is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. In writing a covered call option on a security, index or Futures Contract, an Account also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. Transactions in Forward Contracts or options on foreign currencies designed to hedge against exposure arising from currency fluctuations will subject an Account to the risk of imperfect correlation between changes in the value of the currencies underlying the forwards or options and changes in the value of the currencies being hedged.

    An Account will invest in a hedging instrument only if, in the judgment of MFS, there would be expected to be a sufficient degree of correlation between movements in the value of the instrument and movements in the value of the relevant portion of the Account's portfolio for such hedge to be effective. There can be no assurance that MFS's judgment will be accurate, and, under extraordinary market conditions, it may be impossible to hedge successfully.

    It should also be noted that CAVA, WGVA and MSVA would be able to purchase and write options on securities and indices not only for hedging purposes, but also for the purpose of increasing their return on portfolio securities. As a result, in the event of adverse market movements, such Account might be required to forfeit the entire amount of the premium paid for an option purchased, which might not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In addition, the method of covering an option employed by an Account may not fully protect it against risk of loss and, in any event, an Account could suffer losses on the option position which might not be offset by corresponding portfolio gains.

    With respect to the writing of straddles on securities, an Account would incur the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received.

    POTENTIAL LACK OF A LIQUID SECONDARY MARKET--Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While an Account will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by an Account and the Account could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Account had insufficient cash available to meet margin requirements, it might be necessary to liquidate portfolio securities at a time when it would be disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on an Account's ability effectively to hedge its portfolio, and could result in trading losses. The liquidity of a secondary market in a Futures Contract or options thereon may also be adversely affected by "daily price fluctuation limits", established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN--Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Because an Account would engage in the purchase or sale of Futures Contracts and the writing of Options on Futures Contracts solely for hedging purposes, however, and to the extent that the Account would purchase and write options on securities and indices for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by an Account or decreases in the prices of securities the Account intends to acquire. If an Account were to write options on securities or options on indices for other than hedging purposes, the margin requirements associated with such transactions could expose the Account to greater risk.

    TRADING AND POSITION LIMITS--The exchanges on which Futures Contracts and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the Commodity Futures Trading Commission ("CFTC") and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. MFS does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of an Account.

    RISK OF OPTIONS ON FUTURES CONTRACTS--The amount of risk an Account assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying index or Futures Contract.

    ADDITIONAL RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES--Transactions in Forward Contracts are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by an Account. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies. Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which an Account makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which would not be reflected in the forward markets until the following day, thereby preventing an Account from responding to such events in a timely manner. Settlements of exercises of Forward Contracts generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any United States or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

    Forward Contracts, over-the-counter options on securities, and options on foreign exchanges are not traded on contract markets regulated by the CFTC or the Securities and Exchange Commission, but through financial institutions acting as market-makers. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Account's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Account. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and an Account could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit an Account's ability to profit from open positions or to reduce losses experienced, and could result in greater losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house, and an Account will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty.

    While Forward Contracts are not presently subject to regulation by the CFTC, the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, an Account's ability to utilize Forward Contracts in the manner set forth above could be restricted.

    Options on securities, options on indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on United States exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

    RESTRICTIONS ON THE USE OF OPTIONS AND FUTURES--Regulations of the CFTC require that an Account enter into transactions in Futures Contracts, Options on Futures Contracts and other commodity options for hedging purposes only, in order to assure that an Account will not be deemed to be a "commodity pool" as defined in CFTC regulations. In addition, an Account may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on existing Futures Contracts and Options on Futures Contracts, and premiums paid for the purchase of such options, would exceed 5% of the Account's total assets taken at market value.

    The Board of Managers of each of CAVA, GSVA, WGVA and MSVA has adopted the additional restriction that such Account will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Account's total assets, taken at market value. Moreover, an Account will not purchase put and call options if, as a result, more than 5% of its total assets would be invested in such options.

    When an Account purchases a Futures Contract, an amount of cash and cash equivalents will be deposited in a segregated account with the Account's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the use of such Futures Contract is unleveraged.

    The staff of the Securities and Exchange Commission ("SEC") has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities held by an Account, cannot exceed 10% of such Account's assets. Although the investment adviser disagrees with this position, the investment adviser intends to limit an Account's writing of over-the-counter options in accordance with the following procedure. Except as provided below, each Account which may write options intends to write over-the-counter options only with primary U.S. Government securities dealers recognized as such by the Federal Reserve Bank of New York. Also, the contracts these Accounts have in place with such primary dealers provide that the Account has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula generally is based on a multiple of the premium received by the Account for writing the option, plus the amount, if any, of the option's intrinsic value (I.E., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. An Account will treat all or a portion of the formula as illiquid for purposes of the 10% test imposed by the SEC staff. Each Account which may write options may also write over-the-counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such 10% test.

               LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS

    HYVA may purchase loan participations and other direct claims against a borrower. In purchasing a loan participation, the Account acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Account more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

    These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Account would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Account would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. The Account may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

    Certain of the loan participations acquired by the Account may involve revolving credit facilities or other standby financing commitments which obligate the Account to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Account to increase its investment in a company at a time when the Account might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Account is committed to advance additional funds, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments.

    The Account's ability to receive payments of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct indebtedness which the Account will purchase, the Adviser will rely upon its (and not that of the original lending institution's) own credit analysis of the borrower. As the Account may be required to rely upon another lending institution to collect and pass on to the Account amounts payable with respect to the loan and to enforce the Account's rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Account from receiving such amounts. In such cases, the Account will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification of the Account's portfolio investments. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risks to the Account. For example, if a loan is foreclosed, the Account could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Account could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Account relies on the Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Account. In addition, loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Account may be unable to sell such instruments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that any such investments are illiquid, the Account will include them in the investment limitations applicable to the Account.

                         SWAPS AND RELATED TRANSACTIONS

    WGVA may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors.

    Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Account's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Account is not limited to any particular form or variety of swap agreement if MFS determines it is consistent with the Account's investment objective and policies.

    The Account will maintain cash or appropriate liquid assets with its custodian to cover its current obligations under swap transactions. If the Account enters into a swap agreement on a net basis (I.E., the two payment streams are netted out, with the Account receiving or paying, as the case may be, only the net amount of the two payments), the Account will maintain cash or liquid assets with its Custodian with a daily value at least equal to the excess. If any of the Account's accrued obligations under the swap agreement over the accrued amount the Account is entitled to receive under the agreement. If the Account enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of the Account's accrued obligations under the agreement.

    The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If MFS is incorrect in its forecasts of such factors, the investment performance of the Account would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Account, the Account must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the Account's risk of loss consists of the net amount of payments that the Account is contractually entitled to receive. The Account anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

                                   APPENDIX E
                     TRANSACTIONS IN SECURITIES OF REGULAR
                      BROKER-DEALERS AND THEIR AFFILIATES

    During the year ended December 31, 1996 each of the Government Securities Variable Account ("GSVA"), Money Market Variable Account ("MMVA"), High Yield Variable Account ("HYVA"), Total Return Variable Account ("TRVA") and Managed Sectors Variable Account ("MSVA") purchased and retained securities of affiliates of their regular broker-dealers, as follows:

                                                                                                    AMOUNT AS OF
  ACCOUNT                     PURCHASED AND RETAINED SECURITIES OF AFFILIATES                     DECEMBER 31, 1996
-----------  ----------------------------------------------------------------------------------  -------------------
      GSVA                                  Goldman Sachs & Co.                                    $    65,465,000
      MSVA                                   Ford Motor Credit                                           1,135,000
      MMVA                                    Bank of America                                            2,962,000
      MMVA                                   Ford Motor Credit                                           5,980,000
      TRVA                                   Ford Motor Credit                                           7,999,000
      TRVA                                  General Electric Co.                                         7,506,000
      TRVA                                    Lehman Brothers                                            1,556,000
      TRVA                       Merrill Lynch, Pierce Fenner & Smith, Inc.                                366,000
      HYVA                                   Ford Motor Credit                                           5,474,000

                                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                     ANNUITY SERVICE MAILING ADDRESS:
                                     SUN LIFE ANNUITY SERVICE CENTER
                                     P.O. BOX 1024
                                     BOSTON, MASSACHUSETTS 02103
                                     GENERAL DISTRIBUTOR
                                     Clarendon Insurance Agency, Inc.
                                     600 Boylston Street
                                     Boston, Massachusetts 02116
                                     CUSTODIAN
                                     State Street Bank and Trust Company
                                     225 Franklin Street
                                     Boston, Massachusetts 02110
                                     LEGAL COUNSEL
                                     Covington & Burling
                                     1201 Pennsylvania Avenue, N.W.
                                     P.O. Box 7566
                                     Washington, D.C. 20044
                                     AUDITORS
                                     Deloitte & Touche LLP
                                     125 Summer Street
                                     Boston, Massachusetts 02110
COUS-13-5/97/350

DEAR CONTRACT OWNERS:

The pattern of slow but sustainable growth seen in most of the world in 1996 seems likely to continue in 1997. While it appears that U.S. growth in 1997 will slow modestly relative to 1996, there is evidence that the European economies and, to a lesser degree, Japan, are continuing to recover from recession. At the same time, companies in many emerging markets are reporting robust increases in earnings as these economies benefit from higher-than-average growth and open market reforms, which should continue to provide more opportunities for development and trade.

U.S. OUTLOOK
After more than six years of expansion, the U.S. economy appears headed toward another year of at least moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and subdued inflation experienced over the past few years now seems fairly well entrenched and appears to have enough momentum to continue on track for some time. Also, recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high levels of consumer debt and the attendant rise in personal bankruptcies, as well as the modestly disappointing levels of holiday sales. Also, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

GLOBAL OUTLOOK
Internationally, the environment of moderate growth, benign inflation, and fairly steady interest rates is also providing support for investment markets and should help sustain valuation levels in the coming year. Throughout the world, the key to stock market performance in 1997 will be corporate earnings growth. While U.S. earnings growth is slowing but still expected to be fairly healthy, we anticipate that a number of European countries will see an acceleration in earnings growth and improved valuations in 1997. Despite this environment, many European stock markets trade at discounts to the United States. In particular, we see opportunities in some of the multinationals and in businesses with the ability to generate steady earnings growth. In Japan, a recovery appears to be taking place, but at a very modest rate, with valuations still at high levels. In the emerging markets, the long-term economic growth story remains intact and, although selectivity is even more critical in these markets, an increasing number of companies are benefiting from this economic expansion while trading at below-average global valuations.

BOND MARKETS
Conflicting signals over the strength of the economy have created near-term volatility in U.S. bond markets. Comments by Federal Reserve Chairman Alan Greenspan late in 1996 have created some uncertainty over the Federal Reserve Board's next move. However, we expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in labor markets and rising energy prices mean that some pickup in inflation is still possible. However, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain fairly valued.

STOCK MARKET
While U.S. equity returns of the past two years have been impressive, we would anticipate returns in 1997 to be closer to historical levels. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this may be beneficial for the equity market in the long run. Also, we believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive that the equity market will produce satisfactory long-term returns.

Specific information on each Account's performance and our current investment strategy are provided on the following pages. The performance figures provided in the discussion do not reflect the deduction of separate account charges. Results would have been lower had these charges been deducted. We appreciate your support and welcome any questions or comments you may have.

                        On behalf of the
                        Board of Managers,

                        /s/  John D. McNeil
                        ---------------------
                        John D. McNeil
January 12, 1997        Chairman

CAPITAL APPRECIATION VARIABLE ACCOUNT
For the year ended December 31, 1996, the Account provided a total return of 21.99%, compared to a return of 22.95% for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance. The Account's performance benefited from a significant weighting in the technology sector, in particular Intel and Microsoft, both of which have strong market positions related to the personal computer business. Lodging stocks such as HFS, Inc., a hotel franchiser, also contributed significantly to performance. Other significant contributors included Tyco International, a fire control and health care products manufacturer, and Wisconsin Central, a railroad company.

Performance was negatively impacted by the underweighting in oil and oil services, which benefited from rising oil prices, and financial services, which performed well despite generally flat interest rates. Both of these sectors outperformed the S&P 500 during the year.

The Account continues to seek companies possessing five key ingredients: earnings momentum, reasonable valuations, good management, a strong balance sheet, and positive secular trends. Given that current price/earnings multiples are reasonable, earnings momentum is the focus to achieving further stock price appreciation. Our largest concentration remains in the technology area, which is seeing strong spending by corporations focused on improving their productivity. Other large weightings are in lodging and in industrial goods such as agricultural equipment, which should benefit from a continuing strong farm economy.

GOVERNMENT SECURITIES VARIABLE ACCOUNT
For the year ended December 31, 1996, the Account provided a total return of 1.65%, com-
pared to a 3.68% return for the Lehman Brothers Government/Mortgage Index (the Lehman Index), an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities. Nearly half of the portfolio is held in U.S. Treasury securities, U.S. agency debentures, and Small Business Association loans. These issues currently yield between 6.0% and 7.4%. Issue maturities are distributed across the entire maturity spectrum but vary from the Lehman Index, with an overweighting in shorter maturities and an underweighting in longer maturities. The agency issues add between 0.20% and 1.10% incremental yield above comparable U.S. Treasury issues. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

The remainder of the portfolio is in U.S. agency mortgage-backed pass-through certificates. These issues are held for both their yield characteristics and extension-risk protection. Both 30- and 15-year issues are currently represented, with yields that average 1.00% greater than comparable Treasury issues. These issues have stable prepayment rates, which should make them move in a predictable fashion with their Treasury counterparts. Should we become more constructive on the market, we will decrease the portfolio's allocation to mortgage-backed securities and increase its allocation to five- and 10-year Treasury issues.

HIGH YIELD VARIABLE ACCOUNT
For the year ended December 31, 1996, the Account posted a total return of 12.6%, compared to a return of 11.4% for the Lehman Brothers High Yield Bond Index. The Account benefited as the credit quality of its typical high-yield investment improved throughout the year. In addition, a number of companies in the portfolio were acquired and their high-yield debt retired at premiums to secondary-market prices. Performance was negatively impacted by the overweighting of defensive industries such as supermarkets and media earlier in the year.

The high-yield market was the best performing domestic fixed-income market in 1996. The economy was stronger than generally forecast, and most high-yield issuers fared well. The improvement in credit quality more than compensated for the rise in interest rates. Favorable technical factors reinforced these positive credit fundamentals. The demand for high-yield bonds outpaced supply due to strong cash inflows into high-yield mutual funds and increased buying interest from traditional investment-grade accounts. These favorable credit and technical factors caused the spread between the yield on high-yield bonds and Treasury securities to narrow, which led to higher bond prices. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) The high-yield market currently offers approximately 3.25 percentage points more yield than the Treasury bond market. We would not expect this spread to widen significantly given our outlook for continued modest economic growth and the prospects for further credit improvements. While this spread is near the lower end of its historic range, it represents a 50% premium to the yields currently available on Treasury securities, and we believe it is adequate compensation for the credit risk associated with the high-yield market.

Recently, we have selectively added to the metals sector by buying bonds of specialty steel manufacturers. Despite longer-term concerns regarding capacity additions, steel prices have been firm, reflecting continued strong demand. We have balanced this cyclical exposure with an overweighted position in such name-brand consumer products companies as Westpoint Stevens, Sealy, Samsonite, and Revlon Cosmetics. The Account continues to emphasize telecommunication credits in such high-growth areas as wireless personal communication services. The Account is underweighted in the cable television sector due to increased competition from alternative media sources. We continue to seek companies which have improving credit quality and whose high-yield bonds offer attractive expected returns.

MANAGED SECTORS VARIABLE ACCOUNT
For the year ended December 31, 1996, the Account provided a total return of 18.03%, compared to a return of 22.95% for the S&P 500. Weakness in the technology sector hindered performance in the first several months of 1996. Also, weakness in the Account's gaming positions and continued softness in stocks of health maintenance organizations (HMOs), recent additions to the Account, have hurt results. This was offset to some degree by good performances in the Account's energy holdings as well as by strong individual performance in names such as First Interstate, Freddie Mac, Intel, BMC Software, Promus Hotels, Tyco International, and ADT Ltd.

The Account has recently narrowed its sector focus to four areas. The technology weighting has been increased as dramatic price corrections in many of that industry's segments have presented what we believe is an opportunity to buy high-quality companies at relative valuations well below both the market and historic averages, despite our expectations of above-average earnings growth. Energy weightings (primarily oil services companies) have been modestly increased as the prospect for consolidation-driven cost savings and enhanced operating leverage in a favorable overall environment for energy continues to bode well for superior earnings growth in natural gas and oil. The Account's allocation to the leisure sector, primarily gaming and cellular, has remained approximately the same. The health care sector was added during the year and consists primarily of HMOs. Stocks in this area suffered major corrections as earnings growth slowed, primarily due to weaker-than-expected pricing. We still believe the prospects for unit growth are very positive and pricing expectations have improved, and we expect earnings for HMOs to reaccelerate in 1997 and beyond, well above the current consensus. Finally, the "other" category, which consists of prospective future sectors and/or individual ideas we believe the Account is better off owning than not, has been concentrated to reduce the number of holdings and increase weightings in stocks we believe represent attractive values. Names such as Tyco International, ADT Ltd., Wisconsin Central, Loral Space and Communications, Office Depot, McDonnell Douglas, Sears, and Equitable of Iowa are examples of the above.

Looking ahead, we believe the best course of action for the Account is to concentrate holdings in companies led by strong management teams and which have visible earnings growth and attractive relative valuations.

MONEY MARKET VARIABLE ACCOUNT
Interest rates on short-term (30 days and less) debt instruments remained relatively stable during the past 12 months. The Federal Reserve Board lowered short-term interest rates on January 31, 1996 by 25 basis points (0.25%), from 5.50% to 5.25%. The federal funds' rate remained at 5.25% for the rest of 1996. Because of this, we maintained average maturities between 40 and 50 days.

We continue to limit the Account's investments to securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government, as well as to the highest quality corporate and bank issues, in an effort to provide maximum security against credit risk. At the present time, approximately 64% of the portfolio is invested in U.S. government or government-guaranteed issues, and the balance is in corporate and bank issues. The Account is neither insured nor guaranteed by the U.S. government, and there can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share.

TOTAL RETURN VARIABLE ACCOUNT
For the year ended December 31, 1996, the Account provided a total return of 13.92%, compared to returns of 22.95% for the S&P 500 and 2.90% for the Lehman Brothers Government Corporate Bond Index (the Lehman Index), an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities, excluding mortgage-backed securities. Over the past year, the Account held about 55% of its assets in common stocks, preferred stocks, and convertible bonds. This allocation provided the bulk of the Account's return as a whole, as the U.S. stock market continued its trend of 1995, posting spectacular gains. The remainder of the Account was invested in a blend of corporate bonds and U.S. Treasury bonds, with an overall duration between five and six years. The fixed-income sector also provided positive returns; however, their magnitude was far less than that of the Account's stock portion.

The Account's stock investment strategy has focused on companies that, in our view, have earnings prospects or asset values equal to or higher than the overall market as measured by the S&P 500. Two sectors that we believe fit our investment criteria are the energy and financial services sectors. Bank stocks have done particularly well because earnings have risen steadily and an increase in merger activity has made nearly all banks more valuable. We also favor the health care sector, where strong earnings and industry consolidation have improved the outlook for the stocks of many of these companies. In addition, we currently favor the aerospace industry, which we believe will benefit from a cyclical increase in the number of aircraft being built over the next three years. During the period covered by this report, we avoided the technology sector because, in our view, while many of these stocks have high growth prospects, they also have high valuations, which means they often carry greater risk. The Account is also underweighted in consumer companies because of their inability to raise prices as the U.S. consumer continues to demand more value at lower prices.

Given where equity valuations are today, we feel comfortable with our current asset allocation. However, should the stock market experience a meaningful correction, we would be looking to increase our stock allocation.

WORLD GOVERNMENTS VARIABLE ACCOUNT
For the year ended December 31, 1996, the Account provided a total return of 4.47%, compared to a 3.62% return for the Salomon Brothers World Government Bond Index (the Salomon Index), an unmanaged index consisting of complete universes of government bonds with remaining maturities of at least five years. The first half of 1996 witnessed concerns about accelerating U.S. growth and its potential boost to other major economies, which set off a rise in interest rates based on fears of higher inflation and potential rate hikes by the Federal Reserve Board. However, during the year's second half, these concerns proved unwarranted as the U.S. economy slowed, inflation fears receded, and rates aggressively declined. During this second half most central banks, with the exception of the United States, lowered official interest rates.

By the end of the year, as measured in local currency returns and by the Salomon Index, all markets registered positive returns but with significant differences. For example, the core markets -- the United States, Japan, and Germany -- were the worst performers, while the higher-yielding markets of Australia, Canada, Japan, and Italy were among the better performers. The Account benefited by being overweighted in these higher-yielding markets for most of the year.

In preparation for the monetary union due to commence in January 1999, almost all European countries announced tight fiscal budgets, while at the same time cutting interest rates due to slow growth and low inflation. Within Europe, a dramatic narrowing of yield spread differentials, or outperformance, began in earnest during the third quarter, with Spain, Italy, and Sweden being the main beneficiaries. Although a good part of this convergence has now taken place, we anticipate these markets will continue to outperform as European monetary union approaches.

Meanwhile, in the dollar bloc, both Canada and Australia continue to benefit from low inflation, slow growth, and tight fiscal budgets. The Account benefited by being overweighted in both these markets for most of the year. Looking ahead, while there still is no immediate threat of higher inflation in Canada, economic growth is finally picking up and, therefore, we expect the Bank of Canada to be accommodative in 1997. While an underweighted position in U.S. bonds has been beneficial for the year, the Account's performance was hindered during the third quarter as the U.S. position's duration (a measure of interest rate sensitivity) was low in anticipation of a pickup in U.S. economic growth that never materialized.

In regards to the Japanese bond market, the Account was underweighted for most of the year because we felt other markets offered better value. However, the Japanese bond market was helped by continued depressed real estate and banking sectors, as well as by weak consumer spending. Our outlook calls for a continuation of slow, choppy growth with a modest increase in inflation.

For the year, the overall rise in U.S. interest rates, coinciding with reductions in short-term rates in Europe, has enabled the dollar to appreciate against the German mark. In addition, the dollar also benefited from yield convergence within Europe. The dollar has continued to strengthen versus the Japanese yen, based primarily on Japan's low interest rates and the government's policy of engineering a weaker currency in order to stimulate its beleaguered economy. Looking forward, we anticipate modest but further central bank lowering of interest rates in many European countries as well as in Australia and New Zealand, an environment that we believe could continue to be positive for bonds. However, some caution is warranted as, ultimately, the effect of lower rates in these countries will result in a pickup in economic growth and, possibly, inflation. Moreover, with the U.S. currency benefiting from positive interest rate differentials, renewed hope for a balanced budget, and movement toward an inclusive, single European currency, the prospects for a stable dollar remain favorable.

INVESTMENT OBJECTIVES AND POLICIES

CAPITAL APPRECIATION VARIABLE ACCOUNT (CAVA) seeks capital appreciation by investing in securities of all types, with a major emphasis on common stocks.

GOVERNMENT SECURITIES VARIABLE ACCOUNT (GSVA) seeks current income and preservation of capital by investing in U.S. government and government-related securities.

HIGH YIELD VARIABLE ACCOUNT (HYVA) seeks current income and capital appreciation by investing primarily in fixed-income securities of U.S. and foreign issuers which may be in the lower-rated categories or unrated and may include equity features.

MANAGED SECTORS VARIABLE ACCOUNT (MSVA) seeks capital appreciation by varying the weighting of its portfolio of common stocks among certain industry sectors. Dividend income, if any, is incidental to its objective of capital appreciation.

MONEY MARKET VARIABLE ACCOUNT (MMVA) seeks maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months. Investments in the Account are neither guaranteed nor insured by the U.S. government.

TOTAL RETURN VARIABLE ACCOUNT (TRVA) seeks primarily to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income. Assets will be allocated and reallocated from time to time between money market, fixed-income and equity securities. Under normal market conditions, at least 25% of the Account's assets will be invested in fixed-income securities, and at least 40% and no more than 75% of its assets will be invested in equity securities.

WORLD GOVERNMENTS VARIABLE ACCOUNT (WGVA) seeks moderate current income and preservation and growth of capital by investing in a portfolio of U.S. and foreign government securities.

ONE-YEAR PERFORMANCE THROUGH
DECEMBER 31, 1996

                            Compass 2 (U.S.)   Compass 3 (U.S.)
Capital Appreciation
 Variable Account                 20.41%             20.28%
Government Securities
 Variable Account                  0.36%              0.26%
High Yield Variable
 Account                          11.15%             11.04%
Managed Sectors Variable
 Account                          16.58%             16.40%
Money Market Variable
 Account                           3.57%              3.47%
Total Return Variable
 Account                          12.52%             12.35%
World Governments Variable
 Account                           3.14%              2.99%

These performance results reflect any applicable contract or surrender charges. Past performance is no guarantee of future results.

PORTFOLIO OF INVESTMENTS -- December 31, 1996

CAPITAL APPRECIATION VARIABLE ACCOUNT -- CAVA

STOCKS -- 98.9%
              Issuer                 Shares        Value
U.S. COMMON STOCKS -- 92.9%
ADVERTISING -- 0.2%
TMP Worldwide, Inc. ...............    18,600   $    237,150
Universal Outdoor Holdings,
  Inc.*............................    36,700        862,450
                                                ------------
                                                $  1,099,600
                                                ------------
AEROSPACE -- 3.6%
Lockheed Martin Corp. .............    57,800   $  5,288,700
McDonnell-Douglas Corp. ...........   145,300      9,299,200
United Technologies Corp. .........    82,800      5,464,800
                                                ------------
                                                $ 20,052,700
                                                ------------
AGRICULTURAL PRODUCTS -- 2.3%
AGCO Corp. ........................   150,400   $  4,305,200
Case Corp. ........................   157,700      8,594,650
                                                ------------
                                                $ 12,899,850
                                                ------------
AIRLINES -- 0.9%
America West Airlines, "B"*........    99,200   $  1,574,800
Southwest Airlines Co. ............   162,700      3,599,737
                                                ------------
                                                $  5,174,537
                                                ------------
AUTOMOTIVE -- 0.6%
APS Holding Corp., "A"*............    57,300   $    888,150
Goodrich (B.F.) Co. ...............    64,100      2,596,050
                                                ------------
                                                $  3,484,200
                                                ------------
BANKS AND CREDIT COMPANIES -- 0.7%
Fleet/Norstar Financial Group,
  Inc. ............................    77,900   $  3,885,263
                                                ------------
BUSINESS MACHINES -- 0.8%
Sun Microsystems, Inc.*............   165,800   $  4,258,988
                                                ------------
BUSINESS SERVICES -- 5.9%
AccuStaff, Inc.*...................    67,200   $  1,419,600
ADT Ltd.*..........................   339,200      7,759,200
ALCO Standard Corp. ...............   164,400      8,487,150
Ceridian Corp.*....................   101,900      4,126,950
Corestaff, Inc.*...................    61,050      1,446,122
DST Systems, Inc.*.................   167,800      5,264,725
Loewen Group, Inc. ................    82,900      3,243,462
Sabre Group Holding, Inc., "A"*....    50,600      1,410,475
                                                ------------
                                                $ 33,157,684
                                                ------------
CHEMICALS -- 0.6%
Betzdearborn, Inc. ................    15,000        877,500
Praxair, Inc. .....................    56,000      2,583,000
                                                ------------
                                                $  3,460,500
                                                ------------

              Issuer                 Shares        Value
U.S. COMMON STOCKS -- continued
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 4.1%
Electronic Arts, Inc.*.............    95,300   $  2,853,044
First Data Corp. ..................    98,800      3,606,200
Microsoft Corp.*...................   197,000     16,277,125
                                                ------------
                                                $ 22,736,369
                                                ------------
COMPUTER SOFTWARE -- SYSTEMS -- 8.8%
Adobe Systems, Inc. ...............   198,100   $  7,403,987
BMC Software, Inc.*................    25,100      1,038,513
Cadence Design Systems, Inc.*......   378,200     15,033,450
Computer Associates International,
  Inc. ............................   119,700      5,955,075
Micros Systems, Inc.*..............   102,400      3,148,800
Oracle Systems Corp.*..............   298,650     12,468,638
Sybase, Inc.*......................   121,500      2,027,531
Synopsys, Inc.*....................    47,000      2,173,750
                                                ------------
                                                $ 49,249,744
                                                ------------
CONSUMER GOODS AND SERVICES -- 7.8%
Colgate-Palmolive Co. .............    53,500   $  4,935,375
Gillette Co. ......................    19,500      1,516,125
Philip Morris Cos., Inc. ..........   166,300     18,729,537
Tyco International Ltd. ...........   347,100     18,352,913
                                                ------------
                                                $ 43,533,950
                                                ------------
DEFENSE ELECTRONICS -- 1.7%
Loral Space & Communications
  Corp.*...........................   510,300   $  9,376,762
                                                ------------
ELECTRICAL EQUIPMENT -- 1.0%
General Electric Co. ..............    58,600   $  5,794,075
                                                ------------
ELECTRONICS -- 8.9%
Altera Corp.*......................   118,100   $  8,584,394
Analog Devices, Inc.*..............   192,150      6,509,081
Intel Corp. .......................   192,400     25,192,375
LSI Logic Corp.*...................   153,100      4,095,425
Maxim Integrated Products, Inc.*...    44,000      1,903,000
Xilinx, Inc.*......................    84,800      3,121,700
                                                ------------
                                                $ 49,405,975
                                                ------------

              Issuer                 Shares        Value
U.S. COMMON STOCKS -- continued
ENTERTAINMENT -- 4.3%
Clear Channel Communications,
  Inc.*............................    57,100   $  2,062,738
Cox Radio, Inc., "A"*..............     4,900         85,750
Harrah's Entertainment, Inc.*......   392,200      7,794,975
Infinity Broadcasting Corp.,
  "A"*.............................    44,800      1,506,400
Jacor Communications, Inc.*........   154,900      4,240,387
LIN Television Corp.*..............    88,500      3,739,125
Mirage Resorts, Inc.*..............   214,600      4,640,725
Univision Communications, Inc.,
  "A"*.............................     3,300        122,100
                                                ------------
                                                $ 24,192,200
                                                ------------
FINANCIAL INSTITUTIONS -- 5.9%
Associates First Capital Corp.,
  "A"..............................    23,700   $  1,045,762
Federal Home Loan Mortgage
  Corp. ...........................    63,500      6,992,938
Financial Federal Corp.*...........    92,500      1,549,375
Finova Group, Inc. ................    79,600      5,114,300
Franklin ReSources, Inc. ..........    40,200      2,748,675
Green Tree Financial Corp. ........   137,000      5,291,625
Schwab (Charles) Corp. ............   311,900      9,980,800
                                                ------------
                                                $ 32,723,475
                                                ------------
FOOD AND BEVERAGE PRODUCTS -- 0.8%
PepsiCo, Inc. .....................   144,600   $  4,229,550
                                                ------------
INSURANCE -- 0.7%
Amerin Corp.*......................    37,400   $    963,050
Chubb Corp. .......................    52,400      2,816,500
                                                ------------
                                                $  3,779,550
                                                ------------
MACHINERY -- 1.4%
Deere & Co., Inc. .................   114,900   $  4,667,812
IDEX Corp. ........................    81,100      3,233,863
                                                ------------
                                                $  7,901,675
                                                ------------
MEDICAL AND HEALTH PRODUCTS -- 1.7%
Johnson & Johnson..................   160,300   $  7,974,925
Omnicare, Inc. ....................    40,000      1,285,000
                                                ------------
                                                $  9,259,925
                                                ------------
MEDICAL AND HEALTH TECHNOLOGY AND SERVICES -- 4.1%
HealthSource, Inc.*................   275,900      3,621,188
HealthSouth Corp.*.................   142,300      5,496,337
Oxford Health Plans, Inc.*.........    75,200      4,403,900
United Healthcare Corp. ...........   208,900      9,400,500
                                                ------------
                                                $ 22,921,925
                                                ------------

              Issuer                 Shares        Value
U.S. COMMON STOCKS -- continued
METALS AND MINERALS -- 0.5%
Minerals Technologies, Inc. .......    65,300   $  2,677,300
                                                ------------
OILS -- 1.1%
Mobil Corp. .......................    49,400   $  6,039,150
Titan Exploration, Inc.*...........    15,400        184,800
                                                ------------
                                                $  6,223,950
                                                ------------
PHOTOGRAPHIC PRODUCTS -- 1.5%
Eastman Kodak Co. .................   102,000   $  8,185,500
                                                ------------
RAILROADS -- 3.0%
Burlington Northern Santa Fe
 Railway Co. ......................    29,400   $  2,539,425
Wisconsin Central Transportation
  Corp.*...........................   363,200     14,391,800
                                                ------------
                                                $ 16,931,225
                                                ------------
RESTAURANTS AND LODGING -- 6.5%
HFS, Inc.*.........................   381,500   $ 22,794,625
Promus Hotel Corp.*................   364,150     10,787,944
Renaissance Hotel Group N.V.*......   102,200      2,401,700
                                                ------------
                                                $ 35,984,269
                                                ------------
STORES -- 5.2%
Ann Taylor Stores Corp.*...........   116,500   $  2,038,750
Corporate Express, Inc.*...........    38,300      1,127,456
Duty Free International, Inc. .....    17,500        253,750
Federated Department Stores,
  Inc.*............................   170,600      5,821,725
General Nutrition Cos., Inc.*......   264,900      4,470,187
Linens N Things, Inc.*.............    21,200        416,050
Micro Warehouse, Inc.*.............   158,500      1,862,375
Office Depot, Inc.*................   313,500      5,564,625
Officemax, Inc.*...................   149,900      1,592,688
Sears, Roebuck & Co. ..............    71,000      3,274,875
Staples, Inc.*.....................   129,100      2,331,869
                                                ------------
                                                $ 28,754,350
                                                ------------

              Issuer                 Shares        Value
U.S. COMMON STOCKS -- continued
SUPERMARKETS -- 1.4%
Safeway, Inc.*.....................   187,800   $  8,028,450
                                                ------------
TELECOMMUNICATIONS -- 6.9%
Ascend Communications, Inc.*.......    41,700   $  2,590,613
Cisco Systems, Inc.*...............   176,500     11,229,812
Glenayre Technologies, Inc.*.......   358,600      7,732,312
Lucent Technologies, Inc. .........    31,600      1,461,500
MFS Communications Co., Inc.*......    18,800      1,024,600
Tel-Save Holdings, Inc.*...........    40,700      1,180,300
Telco Communications Group*........    27,100        474,250
Teleport Communications Group,
 Inc.,"A"*.........................    72,800      2,220,400
Tellabs, Inc.*.....................    70,800      2,663,850
WorldCom, Inc.*....................   301,200      7,850,025
                                                ------------
                                                $ 38,427,662
                                                ------------
  Total U.S. Common Stocks...................   $517,791,203
                                                ============
FOREIGN STOCKS -- 6.0%
CANADA -- 0.8%
Canadian National Railway Co.
 (Railroads)*......................    50,900   $  1,934,200
Loewen Group, Inc. (Business
 Services)##.......................    67,000      2,615,851
                                                ------------
                                                $  4,550,051
                                                ------------
GERMANY -- 0.7%
Sap AG, Preferred (Computer
 Software -- Systems)..............    29,000   $  4,052,648
                                                ------------
HONG KONG -- 0.4%
Peregrine Investment Holdings
 (Finance)......................... 1,120,000   $  1,918,800
                                                ------------
ITALY -- 1.5%
Gucci Group Designs N.V. (Apparel
 and Textiles).....................    25,400   $  1,622,425
Telecom Italia S.p.A., Saving
 Shares (Telecommunications)....... 3,255,700      4,642,576
Telecom Italia S.p.A.
 (Telecommunications)..............   824,200      2,081,875
                                                ------------
                                                $  8,346,876
                                                ------------

              Issuer                 Shares        Value
FOREIGN STOCKS -- continued
SINGAPORE -- 0.3%
Mandarin Oriental International
 Ltd. (Restaurants and Lodging).... 1,310,990   $  1,848,496
                                                ------------
SOUTH KOREA -- 0.7%
Korea Mobile Telecom, ADR
 (Telecommunications)..............   308,794   $  3,975,723
                                                ------------
SWEDEN -- 1.6%
Astra AB, Free Shares, "B"
 (Pharmaceuticals).................   165,300   $  7,980,000
Nobel Biocare AB (Medical and
 Health Products)..................    62,800      1,105,796
                                                ------------
                                                $  9,085,796
                                                ------------
  Total Foreign Stocks.......................   $ 33,778,390
                                                ------------
  Total Stocks (Identified Cost,
  $414,717,285)..............................   $551,569,593
                                                ------------
WARRANTS
Peregrine Investment Holdings
  (Identified Cost, $22,163).......       179   $     57,187
                                                ============
  Total Investments (Identified Cost,
  $414,739,449)..............................   $551,626,780
OTHER ASSETS, LESS LIABILITIES -- 1.1%.......      5,748,607
                                                ------------
  Net Assets -- 100.0%.......................   $557,375,387
                                                ============
See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS -- December 31, 1996

GOVERNMENT SECURITIES VARIABLE ACCOUNT -- GSVA

        BONDS -- 92.9% GOVERNMENT GUARANTEED -- 56.0%
                                Principal Amount
            Issuer               (000 Omitted)       Value
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 32.3%
GNMA, 6.5s, 2023 - 2025........    $    7,645     $  7,291,737
GNMA, 7s, 2022 - 2026..........        13,568       13,270,856
GNMA, 7.5s, 2008 - 2026........        26,982       27,070,654
GNMA, 8s, 2025 - 2026..........        15,751       16,066,012
GNMA, 9s, 2004 - 2022..........         8,614        9,062,318
GNMA, 10s, 2016................             9            9,346
GNMA, 11s, 2010 - 2019.........           731          833,227
GNMA, 12.5s, 2015 - 2015.......           105          123,526
GNMA, 13.25s, 2014.............             3            2,942
GNMA, 14s, 2014 - 2015.........            65           79,853
                                                  ------------
                                                  $ 73,810,471
                                                  ------------
SMALL BUSINESS ADMINISTRATION -- 5.4%
SBA, 10.35s, 1997..............    $      188     $    192,288
SBA, 8.2s, 2005................         1,902        2,002,863
SBA, 8.4s, 2007................           424          447,124
SBA, 9.95s, 2008...............           861          955,970
SBA, 8.7s, 2009................         1,533        1,645,200
SBA, 10.05s, 2009..............           861          960,886
SBA, 9.5s, 2010................         5,584        6,152,646
                                                  ------------
                                                  $ 12,356,977
                                                  ------------
U.S. TREASURY OBLIGATIONS -- 18.3%
U.S. Treasury Notes, 6.125s,
 1998..........................    $    1,300     $  1,306,292
U.S. Treasury Notes, 9.25s,
 1998..........................        11,500       12,098,345
U.S. Treasury Notes, 9.125s,
 1999..........................         9,110        9,734,855
U.S. Treasury Notes, 6.75s,
 2000..........................         2,000        2,037,820
U.S. Treasury Bonds, 12s,
 2013..........................         9,000       12,874,230
U.S. Treasury Bonds, 8.75s,
 2020..........................         3,000        3,693,270
                                                  ------------
                                                  $ 41,744,812
                                                  ------------
  Total Government Guaranteed (Identified Cost,
   $127,784,223)................................  $127,912,260
                                                  ------------
U.S. FEDERAL AGENCIES -- 36.9%
Federal Agricultural Mortgage
 Corp., 7.02s, 1998............    $    1,800     $  1,821,654
Federal Agricultural Mortgage
 Corp., 7.25s, 1999............         5,000        5,115,600

                                Principal Amount
            Issuer               (000 Omitted)       Value
U.S. FEDERAL AGENCIES -- continued
Federal Agricultural Mortgage
 Corp., 7.44s, 2000............    $    3,725     $  3,859,435
Federal Agricultural Mortgage
 Corp., 8.07s, 2006............         2,000        2,184,680
Federal Home Loan Mortgage
 Corp., 8.5s, 2021.............            27           27,521
Federal Home Loan Mortgage
 Corp., 9s, 2002 - 2007........         3,705        3,862,107
Federal Housing Authority,
 7.43s, 2022...................         9,238        9,460,709
Federal National Mortgage
 Assn., 7.27s, 2005............         3,951        3,921,431
Federal National Mortgage
 Assn., 7.654s, 2020...........           755          755,793
Federal National Mortgage
 Assn., 8s, 2019 - 2023........           461          469,756
Federal National Mortgage
 Assn., 8.5s, 2001 - 2007......         2,068        2,152,091
Federal National Mortgage
 Assn., 9s, 2009...............           503          525,053
Financing Corp., 9.8s, 2018....         9,000       11,692,980
Private Export Funding Corp.,
 8.4s, 2001....................        12,000       12,937,920
Private Export Funding Corp.,
 6.24s, 2002...................         3,200        3,166,592
Republic of Israel, U.S.
 Government Guaranteed Notes,
 5.89s, 2005...................         4,000        3,796,800
Resolution Funding Corp.,
 8.875s, 2020..................        12,700       15,458,313
U.S. Department of Veterans
 Affairs, Vendee Mortgage
 Trust, 7.75s, 2014............         3,000        2,986,860
                                                  ------------
  Total U.S. Federal Agencies (Identified Cost,
  $77,603,676)..................................  $ 84,195,295
                                                  ------------
  Total Bonds (Identified Cost, $205,387,899)...  $212,107,555
                                                  ------------

                                Principal Amount
            Issuer               (000 Omitted)       Value

                 REPURCHASE AGREEMENT -- 5.6%
                                Principal Amount
            Issuer              (000 Omitted)        Value
Investments in repurchase
 agreements with Goldman
 Sachs, in a joint trading
 account
 ($5,784,000 par), dated
 12/31/96, due 1/01/97, total
 to
 be received $5,786,121,
 collateralized by various U.S.
 Treasury and federal agency
 obligations (with $65,939,000
 par and valued at
 $65,464,808),
 at Cost.......................    $   12,878     $ 12,878,000
                                                  ------------
  Total Investments (Identified Cost,
  $218,265,899).................................  $224,985,555
OTHER ASSETS, LESS LIABILITIES -- 1.5%               3,295,425
                                                  ------------
  Net Assets -- 100.0%..........................  $228,280,980
                                                   ===========
See portfolio footnotes and notes to financial statements
PORTFOLIO OF INVESTMENTS -- December 31, 1996
HIGH YIELD VARIABLE ACCOUNT -- HYVA
                        BONDS -- 90.9%
                                Principal Amount
            Issuer               (000 Omitted)       Value
AEROSPACE -- 0.8%
BE Aerospace, Inc., 9.875s,
 2006..........................    $      900     $    945,000
CHC Helicopter Corp., 11.5s,
 2002..........................           700          714,000
                                                  ------------
                                                  $  1,659,000
                                                  ------------
AIRLINES -- 1.0%
Airplane Pass-Thru Trust,
 10.875s, 2019.................    $      750     $    823,125
Continental Airlines, Inc.,
 11.75s, 1995**................         2,050              205
MOOG, Inc., 10s, 2006..........         1,200        1,260,000
                                                  ------------
                                                  $  2,083,330
                                                  ------------
AUTOMOTIVE -- 1.7%
Harvard Industries, Inc., 12s,
 2004..........................    $      325     $    281,125
Harvard Industries, Inc.,
 11.125s, 2005.................           750          622,500
                      BONDS -- continued
                                Principal Amount
            Issuer               (000 Omitted)       Value
AUTOMOTIVE -- continued
Hayes Wheels International,
 Inc., 11s, 2006...............    $    1,950     $  2,127,938
Lear Corp., 9.5s, 2006.........           400          432,000
                                                  ------------
                                                  $  3,463,563
                                                  ------------
BUILDING -- 5.0%
American Standard, Inc., 0s to
 1998, 10.5s to 2005...........         2,480        2,306,400
Building Materials Corp., 0s to
 1999, 11.75s to 2004..........         2,400        2,076,000
Building Materials Corp.,
 8.625s, 2006##................           200          199,500
Lone Star Industries, Inc.,
 10s, 2003.....................         1,250        1,270,313
Nortek, Inc., 9.875s, 2004.....         2,000        2,020,000
UDC Homes, Inc., 14.5s, 2000...             3            1,465
USG Corp., 9.25s, 2001.........         1,950        2,076,750
                                                  ------------
                                                  $  9,950,428
                                                  ------------
CELLULAR TELEPHONES -- 0.6%
Millicom International Cellular
 Communications, 0s to 2000,
 13.5s to 2006.................    $    1,900     $  1,178,000
                                                  ------------
CHEMICALS -- 2.8%
Harris Chemical North America,
 Inc., 10.25s, 2001............    $    1,000     $  1,038,750
Indspec Chemical Corp., 0s to
 1998, 11.5s to 2003...........           750          676,875
NL Industries, Inc., 11.75s,
 2003..........................         1,800        1,908,000
UCC Investors Holdings, Inc.,
 0s to 1998, 12s to 2005.......            50           43,000
UCC Investors Holdings, Inc.,
 10.5s, 2002...................         1,800        1,962,000
                                                  ------------
                                                  $  5,628,625
                                                  ------------
CONGLOMERATES -- 1.0%
E & S Holdings Corp., 10.375s,
 2006##........................    $    1,900     $  1,971,250
                                                  ------------
CONSUMER GOODS AND SERVICES -- 9.7%
Consolidated Cigar Corp.,
 10.5s, 2003...................    $    1,000     $  1,045,000
FoodBrands America, Inc.,
 10.75s, 2006..................         1,300        1,365,000

                      BONDS -- continued
                                Principal Amount
            Issuer               (000 Omitted)       Value
CONSUMER GOODS AND SERVICES -- continued
International Semi-Tech
 Microelectronics, Inc., 0s to
 2000, 11.5s to 2003...........    $    1,850     $  1,193,250
Iron Mountain, Inc., 10.125s,
 2006..........................         1,450        1,537,000
Pierce Leahy Corp., 11.125s,
 2006..........................         1,450        1,584,125
Reeves Industries, Inc., 11s,
 2002..........................         1,350        1,289,250
Remington Arms, Inc., 10s,
 2003**##......................           950          800,375
Revlon, Inc., 10.5s, 2003......         1,900        1,995,000
Samsonite Corp., 11.125s,
 2005..........................         2,300        2,518,500
Sealy Corp., 9.5s, 2003........         2,205        2,227,050
Westpoint Stevens, Inc.,
 9.375s, 2005..................         3,575        3,682,250
                                                  ------------
                                                  $ 19,236,800
                                                  ------------
CONTAINERS -- 5.2%
Atlantis Group, Inc., 11s,
 2003..........................    $    1,300     $  1,319,500
Calmar, Inc., 11.5s, 2005......         1,650        1,709,812
Ivex Packaging Corp., 12.5s,
 2002..........................         1,800        1,948,500
Owens-Illinois, Inc., 11s,
 2003..........................         1,500        1,668,750
Owens-Illinois, Inc., 9.95s,
 2004..........................         1,000        1,060,000
Silgan Corp., 11.75s, 2002.....         1,500        1,597,500
U.S. Can Corp., 10.125s,
 2006##........................         1,000        1,051,250
                                                  ------------
                                                  $ 10,355,312
                                                  ------------
CORPORATE ASSET-BACKED -- 0.4%
Merrill Lynch Mortgage
 Investors, Inc., 8.083s,
 2023+.........................    $    1,000     $    840,625
                                                  ------------
ELECTRONICS -- 0.5%
Clark Schwebel, Inc., 10.5s,
 2006..........................    $      950     $  1,007,000
                                                  ------------
ENTERTAINMENT -- 1.6%
Albritton Communications Corp.,
 11.5s, 2004...................    $      900     $    954,000
Cinemark USA, Inc., 9.625s,
 2008..........................         1,500        1,500,000
Lodgenet Entertainment Corp.,
 10.25s, 2006##................           500          500,000
Marvel Holdings, Inc., 0s,
 1998..........................         1,425          213,750
                                                  ------------
                                                  $  3,167,750
                                                  ------------
FOOD AND BEVERAGE PRODUCTS -- 3.8%
Delta Beverage Group, Inc.,
 9.75s, 2003##.................    $      575     $    589,375
Keebler Corp., 10.75s,
 2006##........................         1,200        1,311,000

                                Principal Amount
            Issuer               (000 Omitted)       Value
FOOD AND BEVERAGE PRODUCTS -- continued
PMI Acquisition Corp., 10.25s,
 2003..........................    $    2,000     $  2,040,000
Specialty Foods Corp., 10.25s,
 2001..........................         1,950        1,803,750
Texas Bottling Group, Inc., 9s,
 2003..........................         1,750        1,771,875
                                                  ------------
                                                  $  7,516,000
                                                  ------------
FOREST AND PAPER PRODUCTS -- 3.2%
Gaylord Container Corp.,
 12.75s, 2005..................    $    3,000     $  3,315,000
Pacific Lumber Co., 10.5s,
 2003..........................         1,750        1,776,250
Specialty Paperboard, Inc.,
 9.375s, 2006##................           450          451,125
Stone Container Corp., 10.75s,
 2002..........................           850          895,687
                                                  ------------
                                                  $  6,438,062
                                                  ------------
MACHINERY -- 0.4%
AGCO Corp., 8.5s, 2006.........    $      800     $    821,000
                                                  ------------
MEDICAL AND HEALTH PRODUCTS -- 0.3%
Quest Diagnosis, Inc., 10.75s,
 2006..........................    $      500     $    525,000
                                                  ------------
MEDICAL AND HEALTH TECHNOLOGY AND SERVICES -- 4.4%
Beverly Enterprises, Inc., 9s,
 2006..........................    $    2,000     $  2,010,000
Genesis Health Ventures, 9.75s,
 2005..........................         1,000        1,050,000
Quorum Health Group, Inc.,
 8.75s, 2005...................         1,900        1,947,500
Tenet Healthcare Corp.,
 10.125s, 2005.................         3,200        3,544,000
Unilab Corp., 11s, 2006........           325          219,375
                                                  ------------
                                                  $  8,770,875
                                                  ------------
OIL SERVICES -- 3.3%
AmeriGas Partners LP, 10.125s,
 2007..........................    $    1,300     $  1,369,875
Clark USA, Inc., 10.875s,
 2005..........................         1,350        1,397,250
Falcon Drilling, Inc., 8.875s,
 2003..........................         1,300        1,326,000
Ferrell Gas LP, 10s, 2001......           900          940,500
Mesa Operating Co., 10.625s,
 2006..........................         1,400        1,519,000
                                                  ------------
                                                  $  6,552,625
                                                  ------------

                      BONDS -- continued
                                Principal Amount
            Issuer               (000 Omitted)       Value
OILS -- 0.5%
Gulf Canada, 9.25s, 2004.......    $      850     $    898,875
                                                  ------------
PRINTING AND PUBLISHING -- 1.3%
Day International Group, Inc.,
 11.125s, 2005.................    $      750     $    791,250
Golden Books Publishing, Inc.,
 7.65s, 2002...................           600          522,000
Newsquest Capital PLC, 11s,
 2006##........................         1,250        1,293,750
                                                  ------------
                                                  $  2,607,000
                                                  ------------
RESTAURANTS AND LODGING -- 6.7%
Aztar Corp., 11s, 2002.........    $    1,250     $  1,209,375
Boomtown, Inc., 11.5s, 2003....           410          431,525
Coast Hotels & Casinos, Inc.,
 13s, 2002.....................           750          827,813
Eldorado Resorts LLC, 10.5s,
 2006##........................         1,800        1,901,250
Four Seasons Hotels, Inc.,
 9.125s, 2000##................           650          667,875
Grand Casinos, Inc., 10.125s,
 2003..........................         1,850        1,859,250
Griffin Gaming & Entertainment,
 Inc., 0s, 2000................         1,000          980,000
Harrah's Jazz Co., 14.25s,
 2001..........................           825          405,281
Harvey's Casinos Resorts,
 10.625s, 2006.................           750          802,500
Red Roof Inns, Inc., 9.625s,
 2003..........................         1,650        1,650,000
Sam Houston Race Park, Inc.,
 11s, 2001.....................           309          123,414
Santa Fe Hotel, Inc., 11s,
 2000..........................           775          569,625
Station Casinos, Inc., 9.625s,
 2003..........................         1,850        1,840,750
                                                  ------------
                                                  $ 13,268,658
                                                  ------------
SPECIAL PRODUCTS AND SERVICES -- 10.0%
AAP-Mcquay, Inc., 8.875s,
 2003..........................    $    1,500     $  1,496,250
Buckeye Cellulose Corp., 8.5s,
 2005..........................         1,650        1,650,000
Fairfield Manufacturing Corp.,
 11.375s, 2001.................           300          313,500
Genmar Holdings, Inc., 13.5s,
 2001..........................           500          485,000
Haynes International, Inc.,
 11.625s, 2004.................         1,550        1,635,250
Howmet Corp., 10s, 2003........         1,050        1,155,000

                                Principal Amount
            Issuer               (000 Omitted)       Value
SPECIAL PRODUCTS AND SERVICES -- continued
IMO Industries, Inc., 11.75s,
 2006..........................    $    2,050     $  1,906,500
Interlake Corp., 12s, 2001.....           850          909,500
Interlake Corp., 12.125s,
 2002..........................         1,650        1,707,750
Interlake Revolver, "B", 5.75s,
 1997##........................           172          170,303
International Knife & Saw,
 Inc., 11.375s, 2006##.........         1,000        1,032,500
K & F Industries, Inc.,
 10.375s, 2004.................         1,370        1,445,350
Mettler Toledo, Inc., 9.75s,
 2006..........................           335          351,750
Motors & Gears, Inc., 10.75s,
 2006##........................           625          643,750
Polymer Group, Inc., 12.25s,
 2002..........................           834          911,145
Synthetic Industries, Inc.,
 12.75s, 2002..................         2,100        2,315,250
Thermadyne Holdings Corp.,
 10.25s, 2002..................         1,289        1,321,225
Thermadyne Holdings Corp.,
 10.75s, 2003..................           300          309,000
                                                  ------------
                                                  $ 19,759,023
                                                  ------------
STEEL -- 4.2%
Alaska Steel Corp., 9.125s,
 2006##........................    $      500     $    513,750
Algoma Steel, Inc., 12.375s,
 2005..........................         1,500        1,620,000
Carbide/Graphite Group, Inc.,
 11.5s, 2003...................           200          217,000
Commonwealth Aluminum Corp.,
 10.75s, 2006..................         1,100        1,133,000
Gulf States Steel, Inc., 13.5s,
 2003..........................           225          213,750
Jorgensen (Earl M.) Co.,
 10.75s, 2000..................           900          918,000
Kaiser Aluminum & Chemical
 Corp., 9.875s, 2002...........         1,125        1,153,125
Kaiser Aluminum & Chemical
 Corp., 12.75s, 2003...........           425          456,875
WCI Steel, Inc., 10s, 2004##...         2,000        2,040,000
                                                  ------------
                                                  $  8,265,500
                                                  ------------
STORES -- 1.9%
Finlay Enterprises, Inc., 0s to
 1998, 12s to 2005.............    $    3,000     $  2,565,000
Parisian, Inc., 9.875s, 2003...         1,100        1,111,000
                                                  ------------
                                                  $  3,676,000
                                                  ------------

                      BONDS -- continued
                                Principal Amount
            Issuer               (000 Omitted)       Value
SUPERMARKETS -- 4.7%
Carr-Gottstein Foods Co., 12s,
 2005..........................    $      350     $    373,625
Dominick's Finer Foods Co.,
 10.875s, 2005.................           500          553,750
Fleming Cos., Inc., 10.625s,
 2001..........................           400          406,000
Grand Union Co., 12s, 2004.....         1,400        1,477,000
Jitney Jungle Stores of
 America, Inc., 12s, 2006......         1,750        1,850,625
Pathmark Stores, Inc., 9.625s,
 2003..........................         1,400        1,340,500
Ralph's Grocery Co., 10.45s,
 2004..........................         1,450        1,542,437
Smith's Food & Drug Centers,
 11.25s, 2007..................         1,500        1,657,500
Star Market, Inc., 13s, 2004...            50           56,250
                                                  ------------
                                                  $  9,257,687
                                                  ------------
TELECOMMUNICATIONS -- 15.0%
American Radio Systems Corp.,
 9s, 2006......................    $    1,700     $  1,666,000
Bell Cablemedia PLC, 0s to
 2000, 11.875s to 2005.........         1,250        1,003,125
Brooks Fiber Properties, Inc.,
 0s to 2001, 10.875s to 2006...           750          480,000
Brooks Fiber Properties, Inc.,
 0s to 2001, 11.875s to
 2006##........................         1,250          796,875
Cablevision Systems Corp.,
 9.25s, 2005...................         1,300        1,287,000
Charter Communications
 Southeast LP, 11.25s, 2006....           200          209,000
Colt Telecom Group PLC, 0s to
 2001, 12s to 2006.............         1,350          799,875
Comeast Corp., 9.375s, 2005....           850          881,875
Diamond Cable Communications
 Corp., 0s to 2000, 11.75s to
 2005..........................         1,400        1,008,000
Echostar Communications Corp.,
 0s to 1999, 12.875s to 2004...           975          801,937
Echostar Satellite Broadcasting
 Corp., 0s to 2000, 13.125s to
 2004..........................         1,400        1,060,500
Falcon Holdings Group, Inc.,
 11s, 2003.....................         1,123        1,004,791
Granite Broadcasting Corp.,
 10.375s, 2005.................         1,000        1,025,000
ICG Holdings, Inc., 0s to 2001,
 12.5s to 2006.................         1,650        1,068,375

                                Principal Amount
            Issuer               (000 Omitted)       Value
TELECOMMUNICATIONS -- continued
Intermedia Capital Partners LP,
 11.25s, 2006##................    $      175     $    182,875
Jones Intercable, Inc., 9.625s,
 2002..........................           500          525,000
Jones Intercable, Inc., 10.5s,
 2008..........................           200          216,000
Marcus Cable Operating Co., 0s
 to 1999, 13.5s to 2004........           875          717,500
MFS Communications, Inc., 0s to
 2006, 8.875s to 2006..........         3,150        2,291,625
Mobile Telecommunication
 Technologies Corp., 13.5s,
 2002..........................           600          600,000
Mobilemedia Communications,
 Inc., 0s to 1998, 10.5s to
 2003**........................           700          147,000
Mobilemedia Communications,
 Inc., 9.375s, 2007............           850          229,500
Paging Network, Inc., 8.875s,
 2006..........................         1,700        1,619,250
Park Broadcasting, Inc.,
 11.75s, 2004..................           750          881,250
Rifkin Acquisition Partners LP,
 11.125s, 2006.................           200          208,500
Rogers Cablesystems, Inc.,
 10.125s, 2012.................         1,750        1,815,625
Sprint Spectrum LP, 11s,
 2006..........................         1,100        1,190,750
Sprint Spectrum LP, 0s to 2001,
 12.5s to 2006.................         1,750        1,194,375
Sygnet Wireless, Inc., 11.5s,
 2006..........................           875          896,875
Teleport Communications Group,
 Inc., 0s to 2001, 11.125s to
 2007..........................         3,650        2,500,250
Videotron Holdings PLC, 0s to
 2000, 11s to 2005.............           500          402,500
Western Wireless Corp., "A",
 10.5s, 2007...................         1,000        1,048,750
                                                  ------------
                                                  $ 29,759,978
                                                  ------------
TRANSPORTATION -- 0.9%
Central Transport Rental
 Finance Corp., 9.5s, 2003.....    $    1,332     $  1,258,696
Moran Transportation Co.,
 11.75s, 2004..................           500          540,000
                                                  ------------
                                                  $  1,798,696
                                                  ------------
  Total Bonds (Identified Cost, $176,878,574)...  $180,456,662
                                                  ------------

                                Principal Amount
            Issuer               (000 Omitted)       Value

                        STOCKS -- 0.8%
            Issuer                   Shares          Value
APPAREL AND TEXTILES -- 0.2%
Ithaca Industries, Inc.........        60,000     $    480,000
                                                  ------------
BUILDING
Atlantic Gulf Communities
 Corp.*........................           150     $        647
                                                  ------------
CONSUMER GOODS AND SERVICES
Ranger Industries, Inc.*.......       123,210     $     34,499
                                                  ------------
ENTERTAINMENT -- 0.5%
Gillett Holdings, Inc.+*.......        23,535     $    894,330
                                                  ------------
RESTAURANTS AND LODGING
Sam Houston Race Park, Inc.*...            82     $        410
                                                  ------------
SPECIAL PRODUCTS AND SERVICES -- 0.1%
Central Transport Rental Group
 PLC, ADR (United Kingdom).....       653,938     $    245,227
Envirosource, Inc.+*...........         1,666            4,477
                                                  ------------
                                                  $    249,704
                                                  ------------
  Total Stocks (Identified Cost, $4,492,331)....  $  1,659,590
                                                  ------------
PREFERRED STOCKS -- 3.4%
CONSUMER GOODS AND SERVICES -- 0.3%
Renaissance Cosmetics, Inc.,
 14s+#.........................           600     $    606,000
                                                  ------------
ENTERTAINMENT -- 1.1%
Time Warner, Inc., "K",
 10.25s........................         1,991     $  2,160,235
                                                  ------------
                PREFERRED STOCKS -- continued
            Issuer                   Shares          Value
SPECIAL PRODUCTS AND SERVICES -- 1.3%
K-III Communications Corp.,
 "B", 11.625s#.................        26,065     $  2,632,572
                                                  ------------
TELECOMMUNICATIONS -- 0.7%
Cablevision Systems Corp.,
 11.125s, 2008#................        14,998        1,346,071
                                                  ------------
  Total Preferred Stocks (Identified Cost,
  $5,272,448)...................................  $  6,744,878
                                                  ------------
WARRANTS
OIL SERVICES
ICO, Inc.,*....................       375,000     $    243,750
                                                  ------------
OILS
Crystal Oil Co., $0.075*.......     1,920,847     $    --
Crystal Oil Co., $0.10*........     1,683,209          --
Crystal Oil Co., $0.125*.......     2,000,087          --
Crystal Oil Co., $0.15*........     1,963,306          --
Crystal Oil Co., $0.25*........     1,963,306          --
                                                  ------------
                                                  $    --
                                                  ------------
  Total Warrants (Identified Cost, $178,993)....  $    243,750
                                                  ------------
SHORT-TERM OBLIGATION -- 2.8%
                                Principal Amount
                                 (000 Omitted)
Ford Motor Credit Corp., due
 1/02/97.......................    $    5,475     $  5,473,920
                                                  ------------
  Total Investments (Identified Cost,
  $192,296,266).................................  $194,578,800
OTHER ASSETS, LESS LIABILITIES -- 2.0%               3,883,219
                                                  ------------
Net Assets -- 100.0%............................  $198,462,019
                                                   ===========
  See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS -- December 31, 1996

MANAGED SECTORS VARIABLE ACCOUNT -- MSVA

                       STOCKS -- 99.1%
            Issuer                   Shares          Value
ENERGY -- 9.9%
BJ Services Co.*...............    $   27,400     $  1,397,400
Camco International, Inc. .....        27,500        1,268,438
Cooper Cameron Corp.*..........        26,000        1,989,000
Occidental Petroleum Corp. ....       105,000        2,454,375
Tidewater, Inc. ...............        32,000        1,448,000
Weatherford Enterra, Inc.*.....        36,200        1,086,000
                                                   -----------
                                                  $  9,643,213
                                                   -----------
FINANCIAL SERVICES -- 3.7%
Advanta Corp., "B".............        31,500     $  1,287,563
Equitable of Iowa Cos..........        51,000        2,339,625
                                                   -----------
                                                  $  3,627,188
                                                   -----------
LEISURE -- 19.0%
American Radio Systems Corp.,
 "A"*..........................        14,500     $    395,125
Argosy Gaming Corp.............        34,400          159,100
Harrah's Entertainment,
  Inc.*........................       159,100        3,162,112
HFS, Inc.*.....................        13,000          776,750
Host Marriot Corp..............        88,200        1,411,200
LIN Television Corp.*..........        19,600          828,100
Louisiana Quinta Inns, Inc.....        40,000          765,000
MGM Grand, Inc.*...............        25,200          878,850
Promus Hotel Corp.*............        52,700        1,561,238
Showboat, Inc..................        42,000          724,500
Telephone & Data Systems,
  Inc..........................       216,500        7,848,125
                                                   -----------
                                                  $ 18,510,100
                                                   -----------
RETAIL -- 4.2%
Gymboree Corp..................         1,400     $     32,025
Office Depot, Inc.*............       111,000        1,970,250
Sears, Roebuck & Co............        41,500        1,914,187
Staples, Inc.*.................         6,600          119,213
                                                   -----------
                                                  $  4,035,675
                                                   -----------
TECHNOLOGY -- 37.1%
ADT Ltd.*......................       149,500     $  3,419,812
Aerial Communications, Inc.....        72,000          585,000
AirTouch Communications,
  Inc.*........................        28,700          724,675
Analog Devices, Inc.*..........        32,400        1,097,550
Atmel Corp.....................        59,000        1,954,375
Cabletron Systems, Inc.*.......        55,700        1,852,025
Cisco Systems, Inc.*...........         8,000          509,000

            Issuer                   Shares          Value
TECHNOLOGY -- continued
Computer Associates
 International, Inc............    $   31,600     $  1,572,100
Digital Equipment Corp.........        65,000        2,364,375
Electronic Arts, Inc.*.........        64,100        1,918,994
Glenayre Technologies, Inc.*...        60,600        1,306,687
Intel Corp.....................        43,600        5,708,875
Loral Space and Communications
 Corp..........................        80,000        1,470,000
MCI Communications Corp........        32,600        1,065,613
Microsoft Corp.*...............        14,500        1,198,062
National Semiconductor Corp....        83,400        2,032,875
Oracle Systems Corp.*..........        16,000          668,000
Spectrum Holobyte, Inc.........       212,000        1,590,000
Sun Microsystems, Inc.*........       118,000        3,031,125
Sybase, Inc.*..................        44,000          734,250
VLSI Technology, Inc...........        51,500        1,229,563
                                                   -----------
                                                  $ 36,032,956
                                                   -----------
OTHER -- 25.2%
AGCO Corp......................        60,000     $  1,717,500
Colgate-Palmolive Co...........        14,500        1,337,625
Coventry Corp.*................       180,000        1,667,812
Genesis Health Ventures,
  Inc..........................        26,400          821,700
HBO & Co.......................         8,500          504,688
HealthSource, Inc.*............       125,000        1,640,625
HealthSouth Corp.*.............        36,000        1,390,500
McDonnell Douglas Corp.........        23,000        1,472,000
Pacificare Health Systems,
 Inc., "B".....................        20,500        1,747,625
Pharmacia & Upjohn, Inc........        38,000        1,505,750
PowerGen PLC (United
  Kingdom).....................       165,893        1,625,669
Rhone-Poulenc Rorer, Inc.......        10,000          781,250
St. Jude Medical, Inc.*........        30,000        1,278,750
Tyco International Ltd.........        51,500        2,723,063
United Healthcare Corp.........        60,700        2,731,500
Ventritex, Inc.................        12,600          310,275
Wisconsin Central
 Transportation Corp.*.........        32,300        1,279,887
                                                   -----------
                                                  $ 24,536,219
                                                   -----------
  Total Stocks (Identified Cost, $87,723,023)...  $ 96,385,351
                                                   -----------

                  CONVERTIBLE BONDS -- 0.1%
                                Principal Amount
            Issuer               (000 Omitted)       Value
Spectrum Holobyte, Inc., 6.5s,
 2002##........................    $  120,000     $     77,550
Ventritex, Inc., 5.75s, 2001...        30,000           47,325
                                                   -----------
  Total Convertible Bonds (Identified Cost,
  $150,000).....................................  $    124,875
                                                   -----------
SHORT-TERM OBLIGATION -- 1.2%
Ford Motor Credit Corp., due
 1/02/97.......................    $    1,135     $  1,134,776
                                                   -----------
  Total Investments (Identified Cost,
  $89,007,799)..................................  $ 97,645,002
OTHER ASSETS, LESS LIABILITIES -- (0.4)%........     (363,256)
                                                   -----------
  Net Assets -- 100.0%..........................  $ 97,281,746
                                                   ===========
See portfolio footnotes and notes to financial statements
PORTFOLIO OF INVESTMENTS -- December 31, 1996
MONEY MARKET VARIABLE ACCOUNT -- MMVA
                  COMMERCIAL PAPER -- 36.4%
                                Principal Amount
            Issuer               (000 Omitted)       Value
American Telephone & Telegraph
 Co., due 2/20/97..............    $    5,200     $  5,161,072
Bank of America, due 3/27/97...         3,000        2,962,104
Beneficial Corp., due
 2/20/97.......................         3,700        3,672,301
du Pont (E.I.) de Nemours &
 Co., due 1/22/97..............         2,000        1,993,863
Ford Motor Credit Corp., due
 1/24/97.......................         6,000        5,979,645
General Motors Acceptance
 Corp., due 1/31/97............         4,300        4,280,507
Kimberly Clark Corp., due
 2/14/97.......................         3,300        3,277,817
Knight-Ridder, Inc., due
 1/28/97.......................         2,900        2,888,473
Pacific Gas and Electric Co.,
 due 1/10/97...................         4,000        3,994,600
Pacific Gas and Electric Co.,
 due 1/15/97...................         3,000        2,993,618
Raytheon Co., due 1/07/97......         2,700        2,697,619
Raytheon Co., due 1/08/97......         2,300        2,297,603
Transamerica Co., due
 2/19/97.......................         4,000        3,970,600
                                                   -----------
  Total Commercial Paper, at Amortized Cost.....  $ 46,169,822
                                                   -----------
                     U.S. GOVERNMENT AND
                 AGENCY OBLIGATIONS -- 63.9%
                                Principal Amount
            Issuer               (000 Omitted)       Value
Federal Farm Credit Bank, due
 1/13/97.......................    $    6,000     $  5,989,620
Federal Farm Credit Bank, due
 2/13/97.......................         4,000        3,975,108
Federal Farm Credit Bank, due
 1/06/97.......................         4,000        3,997,100
Federal Home Loan Bank, due
 1/02/97.......................         3,200        3,199,533
Federal Home Loan Bank, due
 1/16/97.......................         4,800        4,789,600
Federal Home Loan Bank, due
 2/07/97.......................           990          984,689
Federal Home Loan Bank, due
 3/24/97.......................         2,400        2,371,136
Federal Home Loan Bank, due
 2/03/97.......................         2,700        2,686,907
Federal Home Loan Bank, due
 1/27/97.......................         3,000        2,988,192
Federal Home Loan Mortgage
 Corp., due 3/03/97............         4,000        3,964,688
Federal Home Loan Mortgage
 Corp., due 2/06/97............         6,900        6,863,982
Federal Home Loan Mortgage
 Corp., due 2/24/97............         2,300        2,281,577
Federal Home Loan Mortgage
 Corp., due 2/21/97............         5,000        4,962,954
Federal National Mortgage
 Assn., due 6/10/97............         3,500        3,419,733
Federal National Mortgage
 Assn., due 6/11/97............         5,300        5,177,457
Federal National Mortgage
 Assn., due 4/21/97............         5,000        4,920,250
Federal National Mortgage
 Assn., due 1/09/97 -
 2/18/97.......................         9,000        8,966,102
Federal National Mortgage
 Assn., due 1/14/97............         2,600        2,594,836
Tennessee Valley Authority, due
 1/21/97.......................         7,000        6,979,778
                                                   -----------

                     U.S. GOVERNMENT AND
               AGENCY OBLIGATIONS -- continued
                                Principal Amount
            Issuer               (000 Omitted)       Value
Total U.S. Government and Agency Obligations, at
  Amortized Cost................................  $ 81,113,242
                                                   -----------
  Total Investments, at Amortized Cost..........  $127,283,064
OTHER ASSETS, LESS LIABILITIES -- (0.3)%........     (374,796)
                                                   -----------
  Net Assets -- 100.0%..........................  $126,908,268
                                                   ===========
See portfolio footnotes and notes to financial statements
PORTFOLIO OF INVESTMENTS -- December 31, 1996
TOTAL RETURN VARIABLE ACCOUNT -- TRVA
                       STOCKS -- 57.4%
            Issuer                   Shares          Value
U.S. COMMON STOCKS -- 51.9%
AEROSPACE -- 3.9%
Allied Signal, Inc. ...........        35,400     $  2,371,800
General Dynamics Corp. ........        13,500          951,750
Lockheed Martin Corp. .........        10,200          933,300
Raytheon Co. ..................        42,600        2,050,125
United Technologies Corp. .....        71,200        4,699,200
                                                   -----------
                                                  $ 11,006,175
                                                   -----------
APPAREL AND TEXTILES -- 0.5%
VF Corp........................        22,500     $  1,518,750
                                                   -----------
AUTOMOTIVE -- 2.0%
Dana Corp. ....................        33,000        1,076,625
Ford Motor Co. ................        46,900        1,494,937
General Motors Corp. ..........         9,900          551,925
Goodrich (B.F.) Co. ...........        63,300        2,563,650
                                                   -----------
                                                  $  5,687,137
                                                   -----------
BANKS AND CREDIT COMPANIES -- 5.5%
Bank of Boston Corp. ..........        25,700     $  1,651,225
Bank of New York, Inc. ........        54,500        1,839,375
Chase Manhattan Corp. .........        34,760        3,102,330
Comerica, Inc. ................         5,000          261,875
Fleet/Norstar Financial Group,
 Inc. .........................        38,200        1,905,225

                     STOCKS -- continued
            Issuer                   Shares          Value
U.S. COMMON STOCKS -- continued
BANKS AND CREDIT COMPANIES -- continued
National City Corp. ...........        53,200     $  2,387,350
NationsBank Corp. .............        29,500        2,883,625
Northern Trust Corp. ..........        11,400          413,250
Norwest Corp. .................        30,800        1,339,800
                                                   -----------
                                                  $ 15,784,055
                                                   -----------
BUSINESS MACHINES -- 0.9%
Digital Equipment Corp.*.......        33,000     $  1,200,375
International Business Machines
 Corp. ........................         8,300        1,253,300
                                                   -----------
                                                  $  2,453,675
                                                   -----------
CELLULAR TELEPHONES -- 0.2%
Telephone & Data Systems,
  Inc. ........................        16,400     $    594,500
                                                   -----------
CHEMICALS -- 2.2%
Air Products & Chemicals,
  Inc. ........................         3,000     $    207,375
Dow Chemical Co. ..............        12,200          956,175
du Pont (E. I.) de Nemours &
 Co., Inc. ....................        17,900        1,689,312
Praxair, Inc. .................        19,700          908,663
Rohm & Haas Co. ...............        21,300        1,738,612
Witco Corp. ...................        29,600          902,800
                                                   -----------
                                                  $  6,402,937
                                                   -----------
CONSUMER GOODS AND SERVICES -- 3.3%
American Brands, Inc. .........        23,400     $  1,161,225
Colgate-Palmolive Co. .........        14,700        1,356,075
Olin Corp. ....................        25,200          948,150
Philip Morris Cos., Inc. ......        34,200        3,851,775
Rubbermaid, Inc. ..............        28,400          646,100
Sherwin Williams Co. ..........        24,800        1,388,800
                                                   -----------
                                                  $  9,352,125
                                                   -----------
ELECTRICAL EQUIPMENT -- 1.5%
General Electric Co. ..........        33,600     $  3,322,200
Honeywell, Inc. ...............        14,400          946,800
                                                   -----------
                                                  $  4,269,000
                                                   -----------
ELECTRONICS -- 0.1%
Analog Devices, Inc.*..........        10,200     $    345,525
                                                   -----------

                     STOCKS -- continued
            Issuer                   Shares          Value
U.S. COMMON STOCKS -- continued
FINANCIAL INSTITUTIONS -- 2.0%
American Express Co. ..........        35,700     $  2,017,050
Federal Home Loan
Mortgage Corp. ................        14,200        1,563,775
Southern National Corp. .......        59,000        2,138,750
                                                   -----------
                                                  $  5,719,575
                                                   -----------
FOOD AND BEVERAGE PRODUCTS -- 1.3%
Anheuser Busch Cos., Inc. .....         9,000     $    360,000
Dimon, Inc. ...................        30,000          693,750
General Mills, Inc. ...........        21,600        1,368,900
McCormick & Co., Inc. .........        21,200          499,525
PepsiCo, Inc. .................        22,400          655,200
                                                   -----------
                                                  $  3,577,375
                                                   -----------
FOREST AND PAPER PRODUCTS -- 0.3%
Weyerhaeuser Co. ..............        21,000     $    994,875
                                                   -----------
INSURANCE -- 3.6%
Allstate Corp. ................        32,100     $  1,857,787
Chubb Corp. ...................        20,400        1,096,500
Cigna Corp.....................        15,900        2,172,337
Conseco, Inc. .................            70            4,463
St. Paul Cos., Inc. ...........        30,600        1,793,925
Torchmark Corp. ...............        36,000        1,818,000
Travelers Group, Inc. .........        31,300        1,420,238
                                                   -----------
                                                  $ 10,163,250
                                                   -----------
MACHINERY -- 1.2%
Cooper Industries, Inc. .......        18,000     $    758,250
Deere & Co., Inc. .............        48,400        1,966,250
York International Corp. ......        14,700          821,363
                                                   -----------
                                                  $  3,545,863
                                                   -----------
MEDICAL AND HEALTH PRODUCTS -- 1.9%
American Home Products
  Corp. .......................        32,600     $  1,911,175
Baxter International, Inc. ....        22,100          906,100
Pharmacia & Upjohn, Inc. ......        33,000        1,307,625
Rhone-Poulenc Rorer, Inc. .....        18,500        1,445,313
                                                   -----------
                                                  $  5,570,213
                                                   -----------

            Issuer                   Shares          Value
U.S. COMMON STOCKS -- continued
MEDICAL AND HEALTH TECHNOLOGY AND SERVICES -- 1.0%
Columbia Healthcare Corp. .....        23,900     $    973,925
St. Jude Medical, Inc.*........        11,400          485,925
United Healthcare Corp. .......        29,200        1,314,000
                                                   -----------
                                                  $  2,773,850
                                                   -----------
METALS AND MINERALS -- 0.6%
Aluminum Cos. of America.......        21,600     $  1,377,000
Phelps Dodge Corp. ............         6,000          405,000
                                                   -----------
                                                  $  1,782,000
                                                   -----------
OIL SERVICES -- 0.7%
Schlumberger Ltd. .............        19,600     $  1,957,550
                                                   -----------
OILS -- 4.9%
Amoco Corp. ...................        20,500     $  1,650,250
Atlantic Richfield Co. ........        12,500        1,656,250
Exxon Corp. ...................        20,500        2,009,000
Mobil Corp. ...................        16,000        1,956,000
Occidental Petroleum Corp. ....        76,600        1,790,525
Sun, Inc. .....................         6,459          157,438
Texaco, Inc. ..................        19,000        1,864,375
Ultramar Diamond Shamrock......        13,100          414,288
USX-Marathon Group.............       109,400        2,611,925
                                                   -----------
                                                  $ 14,110,051
                                                   -----------
PHOTOGRAPHIC PRODUCTS -- 1.1%
Eastman Kodak Co. .............        37,500     $  3,009,375
                                                   -----------
POLLUTION CONTROL -- 0.6%
Browning Ferris Industries,
  Inc. ........................        31,500     $    826,875
WMX Technologies, Inc. ........        26,300          858,038
                                                   -----------
                                                  $  1,684,913
                                                   -----------
RAILROADS -- 1.5%
Burlington Northern Santa Fe
 Railway Co. ..................        21,300     $  1,839,787
CSX Corp. .....................        16,400          692,900
Illinois Central Corp. ........        50,450        1,614,400
                                                   -----------
                                                  $  4,147,087
                                                   -----------
REAL ESTATE -- 1.3%
Arden Realty, Inc..............        13,000     $    360,750
Hospitality Properties Trust...        41,000        1,189,000

                     STOCKS -- continued
            Issuer                   Shares          Value
U.S. COMMON STOCKS -- continued
REAL ESTATE -- continued
Meditrust Corp. ...............        42,100     $  1,684,000
National Health Investors,
  Inc. ........................        11,400          431,775
                                                   -----------
                                                  $  3,665,525
                                                   -----------
SPECIAL PRODUCTS AND SERVICES -- 0.4%
Stanley Works..................        39,900     $  1,077,300
                                                   -----------
STORES -- 1.3%
May Department Stores Co. .....        20,000     $    935,000
Rite Aid Corp. ................         8,700          345,825
Sears, Roebuck & Co. ..........        33,300        1,535,963
Wal-Mart Stores, Inc. .........        33,800          773,175
                                                   -----------
                                                  $  3,589,963
                                                   -----------
UTILITIES -- ELECTRIC -- 3.3%
Allegheny Power Systems,
  Inc..........................        20,800     $    631,800
CMS Energy Corp................        20,000          672,500
Carolina Power & Light Co......        28,700        1,047,550
Coastal Corp...................        35,300        1,725,286
DPL, Inc.......................        20,000          490,000
FPL Group, Inc.................        45,000        2,070,000
Peco Energy Co.................        20,000          505,000
Pinnacle West Capital Corp.....        27,000          857,250
Portland General Corp..........        19,800          831,600
Texas Utilities Co.............        14,000          570,500
                                                   -----------
                                                  $  9,401,486
                                                   -----------
UTILITIES -- GAS -- 2.0%
Eastern Enterprises............        16,900     $    597,838
Pacific Enterprises............        18,000          546,750
PanEnergy Corp.................        41,000        1,845,000
Sonat, Inc.....................        15,000          772,500
UGI Corp.......................        20,000          447,500
Williams Cos., Inc.............        39,300        1,473,750
                                                   -----------
                                                  $  5,683,338
                                                   -----------
UTILITIES -- TELEPHONE -- 2.8%
Ameritech Corp.................        16,900     $  1,024,563
AT&T Corp......................         7,400          321,900
BellSouth Corp.................        35,900        1,449,462

            Issuer                   Shares          Value
U.S. COMMON STOCKS -- continued
UTILITIES -- TELEPHONE -- continued
GTE Corp.......................        60,000     $  2,730,000
MCI Communications Corp........        79,600        2,601,925
                                                   -----------
                                                  $  8,127,850
                                                   -----------
  Total U.S. Common Stocks......................  $147,995,318
                                                   -----------
FOREIGN STOCKS -- 5.5%
CANADA -- 0.1%
Canadian National Railway Co.
 (Railroads)...................         5,600     $    212,800
                                                   -----------
GERMANY -- 0.4%
Henkel Kgaa, Preferred
 (Consumer Goods and
 Services).....................        21,100     $  1,060,143
                                                   -----------
NETHERLANDS -- 0.9%
Royal Dutch Petroleum Co., ADR
 (Oils)........................        15,600     $  2,663,700
                                                   -----------
NEW ZEALAND
Lion Nathan Ltd. (Food and
 Beverage Products)............        53,800     $    128,853
                                                   -----------
SPAIN -- 0.4%
Repsol S.A., ADR (Oil
  Services)....................        27,000     $  1,029,375
                                                   -----------
SWEDEN -- 0.5%
Astra AB, "A", ADR (Medical and
 Health Products)..............        20,000     $    980,000
Volvo AB, ADR (Automotive).....        25,000          543,750
                                                   -----------
                                                  $  1,523,750
                                                   -----------
SWITZERLAND -- 0.9%
Novartis AG
  (Pharmaceuticals)*...........         2,133     $  2,444,092
                                                   -----------
UNITED KINGDOM -- 2.3%
British Petroleum PLC, ADR
 (Oils)........................        28,861     $  4,080,224
Smithkline Beecham PLC, ADR
 (Medical and Health
 Products).....................        36,100        2,454,800
                                                   -----------
                                                  $  6,535,024
                                                   -----------
  Total Foreign Stocks..........................  $ 15,597,737
                                                   -----------
  Total Stocks (Identified Cost,
  $123,238,747).................................  $163,593,055
                                                   -----------

                        BONDS -- 30.5%
                                Principal Amount
            Issuer               (000 Omitted)       Value
U.S. BONDS -- 21.3%
AEROSPACE -- 0.1%
Northrop Grumman Corp., 9.375s,
 2024..........................    $      225     $    248,740
                                                   -----------
AIRLINES -- 1.7%
Continental Airlines, Inc.,
 9.5s, 2001##..................    $      625     $    637,500
Continental Airlines Pass-Thru
 Trust, 9.5s, 2013.............           150          168,562
Continental Airlines Pass-Thru
 Trust, 10.22s, 2014...........           500          585,505
Delta Air Lines, Inc., 8.5s,
 2002..........................           400          423,524
Delta Air Lines, Inc.,
 10.375s, 2022.................           375          472,076
Jet Equipment Trust, 9.41s,
 2010##........................           330          380,771
Jet Equipment Trust, 8.64s,
 2012##........................           243          265,481
Jet Equipment Trust, 11.44s,
 2014##........................           300          355,572
Jet Equipment Trust, 10.69s,
 2015##........................           250          304,228
Qantas Airways Ltd., 7.5s,
 2003##........................           450          460,224
United Airlines, Inc., 9.12s,
 2012..........................           200          223,336
United Airlines Pass-Thru
 Trust, 7.27s, 2013............           500          484,155
                                                   -----------
                                                  $  4,760,934
                                                   -----------
BANKS AND CREDIT COMPANIES -- 3.0%
Advanta Capital Trust, 8.99s,
 2026##........................    $      375     $    375,581
Advanta Corp., 7.47s, 2001.....           250          254,310
BankAmerica Capital, 8s,
 2026..........................           500          506,850
BT Institutional Capital Trust,
 "A", 8.09s, 2026..............           400          402,000
Capital One Bank, 6.75s,
 2000..........................           900          898,875
Capital One Financial Corp.,
 7.25s, 2003...................           400          395,000
Contifinancial Corp., 8.375s,
 2003..........................           300          309,000
Equitable Life Assurance
 Society, 7.7s, 2015...........         1,250        1,249,475
First Chicago NBD Institutional
 Capital, 7.95s, 2026##........           250          245,625
First USA Capital Trust,
 9.33s, 2027...................           600          599,382
MBNA Capital, 8.278s, 2026.....           400          401,500
Mellon Capital II, 7.995s,
  2027.........................           500          500,000

                                Principal Amount
            Issuer               (000 Omitted)       Value
                   U.S. BONDS -- continued
BANKS AND CREDIT COMPANIES -- continued
NB Capital Trust, 7.83s,
  2026.........................    $      420     $    418,719
New York Life Insurance Co.,
 7.5s, 2023....................           300          290,676
Peoples Bank of Bridgeport,
 7.2s, 2006....................           125          122,208
State Street Bank & Trust,
 7.94s, 2026...................           350          341,687
Travelers Capital III, 7.75s,
 2036..........................           985          947,137
United Cos. Financial Corp.,
 7.7s, 2004....................           200          201,000
                                                   -----------
                                                  $  8,459,025
                                                   -----------
BUILDING -- 0.2%
Owens Corning Fiberglas Corp.,
 8.875s, 2002..................    $      200     $    216,878
Owens Corning Fiberglas Corp.,
 9.9s, 2015##..................           200          220,500
                                                   -----------
                                                  $    437,378
                                                   -----------
BUSINESS MACHINES -- 0.1%
International Business Machines
 Corp., 7.125s, 2096...........    $      400     $    380,332
                                                   -----------
BUSINESS SERVICES -- 0.5%
Loewen Group International,
 Inc., 7.5s, 2001..............    $      900     $    901,125
Loewen Group International,
 Inc., 7.75s, 2001##...........           400          407,000
                                                   -----------
                                                  $  1,308,125
                                                   -----------
CELLULAR TELEPHONES -- 0.1%
360 Communications, 7.5s,
 2006..........................    $      200     $    198,382
                                                   -----------
CONSUMER GOODS AND SERVICES -- 0.2%
Philip Morris Cos., Inc.,
 7.65s, 2008...................    $      690     $    704,676
                                                   -----------
CORPORATE ASSET BACKED -- 1.4%
AT&T Universal Card Master
 Trust, 5.65s, 2003............    $    3,500     $  3,498,880
BCF LLC, 7.75s, 2026##.........           199          194,880
Merrill Lynch Mortgage
 Investors, Inc., 8.9s, 2011...           347          366,339
                                                   -----------
                                                  $  4,060,099
                                                   -----------

                      BONDS -- continued
                                Principal Amount
            Issuer               (000 Omitted)       Value
                   U.S. BONDS -- continued
ENTERTAINMENT -- 1.8%
Time Warner, Inc., 7.45s,
 1998..........................    $    3,450     $  3,487,984
Time Warner, Inc., 7.95s,
 2000..........................           400          413,076
Time Warner, Inc., 8.375s,
 2023..........................           800          811,096
Time Warner, Inc., 9.15s,
 2023..........................           349          378,313
                                                   -----------
                                                  $  5,090,469
                                                   -----------
FINANCIAL INSTITUTIONS -- 1.6%
Alex Brown, Inc., 7.625s,
 2005..........................    $      320     $    326,480
Auburn Hills Trust, 12s,
 2020..........................           725        1,099,057
First Merchants Acceptance
 Corp., 9.5s, 2006.............           200          196,000
Humpuss Funding Corp.,
 7.72s, 2009##.................           200          197,426
Lehman Brothers, Inc., 7.125s,
 2003..........................           400          399,692
Lehman Brothers, Inc., 7.5s,
 2026..........................         1,150        1,165,973
Salton Sea Funding Corp.,
 7.37s, 2005...................           400          399,428
Salton Sea Funding Corp.,
 7.84s, 2010...................           400          402,188
Salton Sea Funding Corp., 8.3s,
 2011..........................           200          207,130
                                                   -----------
                                                  $  4,393,374
                                                   -----------
FOOD AND BEVERAGE PRODUCTS -- 0.5%
RJR Nabisco, Inc., 8.75s,
 2004..........................    $      165     $    166,528
RJR Nabisco, Inc., 8.75s,
 2007..........................           500          499,230
RJR Nabisco, Inc., 7.55s,
 2015..........................           890          882,675
                                                   -----------
                                                  $  1,548,433
                                                   -----------
FOREST AND PAPER PRODUCTS -- 0.9%
Boise Cascade Co., 9.85s,
 2002..........................    $      600     $    678,522
Boise Cascade Co., 7.43s,
 2005..........................           250          253,750
Champion International Corp.,
 6.4s, 2026....................           400          381,876
Georgia Pacific Corp.,
 9.875s, 2021..................         1,150        1,285,482
                                                   -----------
                                                  $  2,599,630
                                                   -----------
INSURANCE -- 1.0%
American Realty Corp.,
 7.45s, 2026##.................    $      400     $    399,500
Liberty Mutual Insurance Co.,
 8.2s, 2007##..................           875          929,197

                                Principal Amount
            Issuer               (000 Omitted)       Value
                   U.S. BONDS -- continued
INSURANCE -- continued
Liberty Mutual Insurance Co.,
 7.875s, 2026##................    $      200     $    200,698
Metropolitan Life Insurance
 Co., 7.7s, 2015##.............           400          400,996
Nationwide Mutual Life
 Insurance Co., 7.5s, 2024##...           750          699,015
Travelers Group, Inc., 7.875s,
 2025..........................           275          287,235
                                                   -----------
                                                  $  2,916,641
                                                   -----------
OIL SERVICES -- 0.2%
Transcontinental Gas Pipe Line,
 7.25s, 2026...................    $      500     $    492,500
                                                   -----------
OILS -- 0.9%
CITGO Petroleum, 7.875s,
 2006..........................    $      200     $    203,920
Enserch Exploration, Inc.,
 7.54s, 2009##.................           350          344,750
Husky Oil Ltd., 7.125s, 2006...           400          400,016
Mitchell Energy & Development
 Corp., 6.75s, 2004............           200          186,780
Oryx Energy Co., 10s, 2001.....           290          318,330
Oryx Energy Co., 8s, 2003......           300          303,525
Oryx Energy Co., 8.375s,
 2004..........................           650          671,697
                                                   -----------
                                                  $  2,429,018
                                                   -----------
REAL ESTATE -- 0.2%
Taubman Realty Group Ltd., 8s,
 2001..........................    $      600     $    619,278
                                                   -----------
RESTAURANTS AND LODGING -- 0.1%
Circus Circus Enterprises,
 Inc.,
 6.7s, 2096....................    $      300     $    295,056
                                                   -----------
RETAIL -- 0.1%
Price/Costco, Inc., 7.125s,
 2005..........................    $      250     $    250,030
                                                   -----------
SPECIAL PRODUCTS AND SERVICES -- 0.3%
Mark IV Industries, Inc.,
 7.75s, 2006...................    $      550     $    540,375
Stewart Enterprises, Inc.,
 6.7s, 2003....................           300          297,057
                                                   -----------
                                                  $    837,432
                                                   -----------
TELECOMMUNICATIONS -- 1.6%
American Portable Telecom,
 Inc., 0s, 2006##..............    $      900     $    405,144

                      BONDS -- continued
                                Principal Amount
            Issuer               (000 Omitted)       Value
                   U.S. BONDS -- continued
TELECOMMUNICATIONS -- continued
Continental Cablevision, Inc.,
 8.3s, 2006....................    $      550     $    591,938
TCI Communications, Inc.,
 5.56s, 2003...................           500          497,500
Tele-Communications, Inc.,
 7.38s, 2001...................           500          504,850
Tele-Communications, Inc.,
 7.49s, 2003...................           800          807,432
Tele-Communications, Inc.,
 10.125s, 2022.................         1,475        1,619,579
Viacom, Inc., 7.625s, 2016.....           260          238,875
                                                   -----------
                                                  $  4,665,318
                                                   -----------
UTILITIES -- ELECTRIC -- 4.2%
Arkansas Power & Light Co.,
 8.75s, 2026...................    $       75     $     77,265
Central Maine Power Co., 7.45s,
 1999..........................           200          199,012
Cleveland Electric Illuminating
 Co., 9.375s, 2017.............           700          717,927
Cleveland Electric Illuminating
 Co., 9s, 2023.................           350          350,938
Coastal Corp., 7.75s, 2035.....           650          661,745
Edison Mission Energy Funding
 Corp., 7.33s, 2008##..........           100          101,373
El Paso Electric Co., 8.9s,
 2006..........................           575          599,518
First PV Funding Corp., 10.3s,
 2014..........................           474          504,810
First PV Funding Corp., 10.15s,
 2016..........................           362          384,625
Long Island Lighting Co.,
 8.75s, 1997...................           500          501,305
Long Island Lighting Co., 7.5s,
 2007..........................           275          256,108
Long Island Lighting Co., 8.9s,
 2019..........................           870          887,617
Long Island Lighting Co., 9s,
 2022..........................           775          815,687
Long Island Lighting Co., 8.2s,
 2023..........................           100           98,991
Long Island Lighting Co.,
 9.625s, 2024..................           800          850,808
Louisiana Power & Light Co.,
 10.67s, 2017..................           400          428,111

                                Principal Amount
            Issuer               (000 Omitted)       Value
                   U.S. BONDS -- continued
UTILITIES -- ELECTRIC -- continued
Louisiana Power & Light Co.,
 8.75s, 2026...................    $       87     $     87,544
Midland Cogeneration Venture
 Corp., 10.33s, 2002...........           468          497,593
Midland Funding Corp. II, "A",
 11.75s, 2005..................           750          830,370
Montana Power Co., 7.875s,
 2026..........................           750          756,563
Niagara Mohawk Power Corp., 8s,
 2004..........................           500          480,340
Pacificorp Holdings, 7.2s,
 2006##........................           680          676,600
System Energy Resources, 7.38s,
 2000..........................           700          697,935
Texas & New Mexico Power Co.,
 12.5s, 1999...................           400          434,540
                                                   -----------
                                                  $ 11,897,325
                                                   -----------
UTILITIES -- GAS -- 0.6%
California Energy, Inc.,
 10.25s, 2004..................    $      600     $    632,250
Louis Dreyfus Natural Gas
 Corp., 9.25s, 2004............           250          262,908
NGC Corp., 7.625s, 2026........           200          202,990
Province of Quebec, 6.5s,
 2006..........................           312          301,030
Ras Laffan Liquefied Natural
 Gas, 8.294s, 2014##...........           325          325,812
Tosco Corp., 7.625s, 2006......           355          366,509
                                                   -----------
                                                  $  2,091,499
                                                   -----------
U.S. FEDERAL AGENCIES -- 4.9%
Federal Home Loan Mortgage
 Corp., 9s, 2020 - 2020........    $      327     $    346,558
Federal National Mortgage
 Assn., 2016...................         1,345        1,315,197
Federal National Mortgage
 Assn., 7.5s, 2010 - 2011......         2,144        2,173,418
Federal National Mortgage
 Assn., 8s, 2025 - 2026........        10,099       10,288,499
                                                   -----------
                                                  $ 14,123,672
                                                   -----------

                      BONDS -- continued
                                Principal Amount
            Issuer               (000 Omitted)       Value
                   U.S. BONDS -- continued
U.S. TREASURY OBLIGATIONS -- 6.4%
U.S. Treasury Notes, 6.5s,
 2001..........................    $    1,300     $  1,314,222
U.S. Treasury Notes, 6.625s,
 2001..........................         3,400        3,454,706
U.S. Treasury Notes, 7.5s,
 2001..........................         2,920        3,073,767
U.S. Treasury Notes, 5.875s,
 2005..........................           100           96,422
U.S. Treasury Notes, 6.5s,
 2006..........................         3,615        3,634,775
U.S. Treasury Notes, 6.875s,
 2006..........................           300          309,141
U.S. Treasury Bonds, 12s,
 2005..........................         2,195        2,980,393
U.S. Treasury Bonds, 12s,
 2013..........................           705        1,008,481
U.S. Treasury Bonds, 6.5s,
 2026..........................           700          686,987
U.S. Treasury Bonds, 6.75s,
 2026..........................         1,684        1,696,630
                                                   -----------
                                                  $ 18,255,524
                                                   -----------
  Total U.S. Bonds..............................  $ 93,062,890
                                                   -----------
FOREIGN BONDS -- 2.8%
ARGENTINA -- 0.3%
Hidroelectrica Alicura,
 8.375s, 1999##................    $      500     $    495,000
Republic of Argentina, 9.25s,
 2001..........................           220          223,300
                                                   -----------
                                                  $    718,300
                                                   -----------
CANADA -- 0.6%
Canadian Pacific Forest
 Products Ltd., 9.25s, 2002....    $      800     $    812,784
Fairfax Financial Holdings
 Ltd., 8.3s, 2026..............           400          416,640
Gulf Canada Resources Ltd.,
 8.35s, 2006...................           400          411,500
                                                   -----------
                                                  $  1,640,924
                                                   -----------
CHILE -- 0.2%
Empresa Electrica Del Norts,
 7.75s, 2006##.................    $      190     $    193,800
Enersis S.A., 6.9s, 2006.......           350          341,596
                                                   -----------
                                                  $    535,396
                                                   -----------
COLOMBIA -- 0.5%
Financiera Energetica Nacional
 Colombia, 9.375s, 2006##......    $      135     $    143,438
Oleoducto Centrale S.A.,
 9.35s, 2005##.................           300          303,000

                                Principal Amount
            Issuer               (000 Omitted)       Value
                  FOREIGN BONDS -- continued
COLOMBIA -- continued
Republic of Colombia, 8.75s,
 1999..........................    $      250     $    261,250
Republic of Colombia, 8.66s,
 2016##........................           200          210,000
Republic of Colombia, 8.7s,
 2016..........................           540          520,835
                                                   -----------
                                                  $  1,438,523
                                                   -----------
ITALY -- 0.1%
City of Naples, 7.52s, 2006....    $      375     $    386,745
                                                   -----------
MALAYSIA -- 0.1%
Petroliam Nasional Berhad,
 7.625s, 2026##................    $      400     $    403,228
                                                   -----------
NETHERLANDS -- 0.3%
ABN Amro Bank NV, 7.3s, 2026...    $      800     $    760,640
                                                   -----------
SOUTH AFRICA -- 0.3%
Republic of South Africa,
 8.375s, 2006..................    $      900     $    899,982
                                                   -----------
SWITZERLAND -- 0.2%
Ciba-Geigy AG, 6.25s, 2016##...    $      500     $    504,375
                                                   -----------
THAILAND -- 0.1%
Total Access Communication
 Public, 8.375s, 2006##........    $      400     $    401,324
                                                   -----------
UNITED KINGDOM -- 0.1%
Crown Cork & Seal Finance PLC,
 7s, 2006......................    $      200     $    198,272
                                                   -----------
Total Foreign Bonds.............................  $  7,887,709
                                                   -----------
  Total Bonds (Identified Cost, $87,132,486)....  $100,950,599
                                                   -----------
                   PREFERRED STOCKS -- 0.3%
                                     Shares
El Paso Tennessee Pipeline Co.,
 8.25s.........................         4,000     $    204,500
Enron Corp., Cv................        10,000          240,000
Long Island Lighting Co.,
 7.95s.........................        20,000          507,500
                                                   -----------
  Total Preferred Stocks (Identified Cost,
   $933,000)....................................  $    952,000
                                                   -----------

                   PREFERRED STOCKS -- 0.3%
                                      Shares

                SHORT-TERM OBLIGATIONS -- 6.4%
                                 Principal Amount
             Issuer               (000 Omitted)       Value
Federal Home Loan Bank, due
 1/03/97.......................    $    6,000     $  5,998,180
Ford Motor Credit Corp., due
 1/02/97.......................         8,000        7,998,555
General Electric Capital Corp.,
 due 1/02/97...................         4,185        4,184,175
                                                   -----------
  Total Short-Term Obligations, at Amortized
   Cost.........................................  $ 18,180,910
                                                   -----------
  Total Investments (Identified Cost,
   $243,673,683)................................  $283,676,564
OTHER ASSETS, LESS LIABILITIES -- (0.5)%             1,571,614
                                                   -----------
  Net Assets -- 100.0%                            $285,248,178
                                                   ===========
See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS -- December 31, 1996

WORLD GOVERNMENTS VARIABLE ACCOUNT -- WGVA
BONDS -- 97.4%

                               Principal Amount
            Issuer              (000 Omitted)       Value
U.S. BONDS -- 21.1%
U.S. TREASURY OBLIGATIONS
U.S. Treasury Notes, 6.25s,
 2001.........................   $      1,000    $ 1,000,940
U.S. Treasury Notes, 6.625s,
 2001.........................          5,600      5,689,264
                                                 -----------
                                                 $ 6,690,204
                                                 -----------
FOREIGN BONDS -- 76.3%
AUSTRALIA -- 12.9%
Commonwealth of Australia,
 8.75s, 2001..................    AUD   1,580    $ 1,336,355
Commonwealth of Australia,
 9.75s, 2002..................          1,750      1,548,902
Commonwealth of Australia,
 9.5s, 2003...................          1,350      1,194,868
                                                 -----------
                                                 $ 4,080,125
                                                 -----------

                               Principal Amount
            Issuer              (000 Omitted)       Value
FOREIGN BONDS -- continued
BELGIUM -- 2.8%
Kingdom of Belgium, 9s, 1998.....   BEF   10,000    $   342,256
Kingdom of Belgium, 8.75s,
 2002............................          5,000        185,994
Kingdom of Belgium, 7.25s,
 2004............................          5,000        174,124
Kingdom of Belgium, 8.5s, 2007...          5,000        187,997
                                                    -----------
                                                    $   890,371
                                                    -----------
CANADA -- 2.9%
Government of Canada, 7s, 2006...    CAD   1,200    $   913,377
                                                    -----------
DENMARK -- 5.6%
Kingdom of Denmark, 6s, 1999.....    DKK   2,003    $   353,591
Kingdom of Denmark, 8s, 2001.....          6,587      1,241,893
Kingdom of Denmark, 7s, 2007.....            973        168,046
                                                    -----------
                                                    $ 1,763,530
                                                    -----------
GERMANY -- 13.0%
Federal Republic of Germany,
 6.875s, 1999....................    DEM   1,160    $   804,121
Federal Republic of Germany,
 7.125s, 2002....................          1,330        948,765
German Unity Fund, 8.75s, 2000...            241        178,968
Treuhandanstalt Obligationen,
 6.375s, 1999....................          3,202      2,207,163
                                                    -----------
                                                    $ 4,139,017
                                                    -----------
IRELAND -- 2.3%
Republic of Ireland, 8s, 2000....    IEP     400    $   722,281
                                                    -----------
ITALY -- 10.8%
Republic of Italy, 8.313s,
 1999............................  ITL 2,475,000      1,728,954
Republic of Italy, 8.313s,
 2006............................      2,285,000      1,705,792
                                                    -----------
                                                    $ 3,434,746
                                                    -----------
JAPAN -- 9.8%
Export Import Bank of Japan,
 4.375s, 2003....................   JPY  160,000    $ 1,558,514
International Bank of
 Reconstruction & Development,
 4.5s, 2000......................         96,000        922,247
International Bank of
 Reconstruction & Development,
 5.25s, 2002.....................         62,000        627,234
                                                    -----------
                                                    $ 3,107,995
                                                    -----------
SPAIN -- 8.2%
Government of Spain, 8.4s,
 2001............................   ESP  106,820    $   899,420
Government of Spain, 10.1s,
 2001............................          4,600         40,765
Government of Spain, 7.9s,
 2002............................        201,850      1,660,246
                                                    -----------
                                                    $ 2,600,431
                                                    -----------

                    BONDS -- continued
                              Principal Amount
           Issuer              (000 Omitted)       Value
                FOREIGN BONDS -- continued
SWEDEN -- 3.1%
Kingdom of Sweden, 11s,
 1999.........................   SEK    2,300    $   378,968
Kingdom of Sweden, 10.25s,
 2000.........................          3,500        592,407
                                                 -----------
                                                 $   971,375
                                                 -----------
UNITED KINGDOM -- 4.9%
United Kingdom Treasury, 9s,
 2000.........................    GBP     420    $   757,320
United Kingdom Treasury, 9.75s, 2002..    420        797,348
                                                 -----------
                                                 $ 1,554,668
                                                 -----------
  Total Foreign Bonds..........................  $24,177,916
                                                 -----------
  Total Bonds (Identified Cost, $30,676,134)...  $30,868,120
                                                 -----------

                   CALL OPTIONS PURCHASED
         Description/          Principal Amount
      Expiration Month/          of Contracts
         Strike Price           (000 Omitted)       Value
ITALIAN LIRE/DEUTSCHE MARKS
January/995 (Premium
  Paid, $4,198)...............  ITL 1,691,540         $8,458
                                                 -----------
PUT OPTIONS PURCHASED -- 2.1%
DEUTSCHE MARKS/BRITISH POUNDS
January/2.45..................  DEM     4,309    $   207,248
DEUTSCHE MARKS/BRITISH POUNDS
January/2.51..................          4,414        138,699
DEUTSCHE MARKS/BRITISH POUNDS
January/2.56..................          4,502         85,744
SWISS FRANCS/DEUTSCHE MARKS
January/0.829.................  CHF     1,704         61,087
SWISS FRANCS/DEUTSCHE MARKS
February/0.84.................          1,727         44,149
SWISS FRANCS/DEUTSCHE MARKS
February/0.84.................          2,981         76,176
SWISS FRANCS/DEUTSCHE MARKS
March/0.86....................          4,820         52,306
                                                 -----------
  Total Put Options Purchased (Premiums Paid,
  $147,890)....................................  $   665,409
                                                 -----------
  Total Investments (Identified Cost,
  $30,828,222).................................  $31,541,987
                                                 -----------
                    CALL OPTIONS WRITTEN
         Description/          Principal Amount
      Expiration Month/          of Contracts
         Strike Price           (000 Omitted)       Value
DEUTSCHE MARKS/BRITISH POUNDS
January/2.3682..................    DEM   4,165    $        --
SWISS FRANCS/DEUTSCHE MARKS
February/0.8265.................    CHF   2,933           (18)
                                                   -----------
  Total Call Options Written (Premiums Received,
  $24,861).......................................  $      (18)
                                                   -----------
PUT OPTIONS WRITTEN -- (1.6)%
DEUTSCHE MARKS/BRITISH POUNDS
January/2.45....................    DEM   4,309    $ (206,395)
DEUTSCHE MARKS/BRITISH POUNDS
January/2.5105..................          4,415      (138,144)
SWISS FRANCS/DEUTSCHE MARKS
January/0.829...................    CHF   1,704       (61,130)
SWISS FRANCS/DEUTSCHE MARKS
February/0.84...................          4,708      (120,379)
                                                   -----------
  Total Put Options Written (Premiums Received,
  $214,566)......................................  $ (526,048)
                                                   -----------
OTHER ASSETS, LESS LIABILITIES -- 2.1%...........  $   668,975
                                                   -----------
  Net Assets -- 100.0%...........................  $31,684,896
                                                   ===========
See portfolio footnotes and notes to financial statements

PORTFOLIO FOOTNOTES:

   * Non-income producing security.
  ** Non-income producing security - in default.
   # Payment-in-kind security.
  ## SEC Rule 144A restriction.
   + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD  =    Australian Dollars     GBP  =    British Pounds
BEF  =    Belgian Francs         IEP  =    Irish Punts
CAD  =    Canadian Dollars       ITL  =    Italian Lire
CHF  =    Swiss Francs           JPY  =    Japanese Yen
DEM  =    Deutsche Marks         NZD  =    New Zealand Dollars
DKK  =    Danish Kroner          NLG  =    Dutch Guilders
ESP  =    Spanish Pesetas        SEK  =    Swedish Kronor

STATEMENTS OF ASSETS AND LIABILITIES -- December 31, 1996
(000 Omitted)

                                                Capital      Government     High     Managed    Money      Total        World
                                              Appreciation   Securities    Yield     Sectors    Market     Return    Governments
                                                Variable      Variable    Variable   Variable  Variable   Variable    Variable
                  ASSETS:                       Account       Account     Account    Account   Account    Account      Account
                                              ------------   ----------   --------   -------   --------   --------   -----------
  Investments --
    Identified cost.........................    $414,739      $218,266    $192,296   $89,008   $127,283   $243,673     $30,828
    Unrealized appreciation.................     136,887         6,720       2,283    8,637       --        40,003         714
                                                --------      --------    --------   -------   --------   --------     -------
      Total value...........................    $551,626      $224,986    $194,579   $97,645   $127,283   $283,676     $31,542
  Cash......................................       4,361            67          13        4          96         16         102
  Receivable for forward foreign currency
   exchange contracts sold..................      --            --           --        --         --         --            277
  Receivable for investments sold...........       1,977        --           --         892       --            14      --
  Receivable for units sold.................         109            52          13        5         267         48           1
  Interest and dividends receivable.........         485         3,468       3,927       47                  1,985         902
  Receivable from sponsor...................      --            --              61     --            12        265      --
  Other assets..............................           5             3           2        1           2         13      --
                                                --------      --------    --------   -------   --------   --------     -------
      Total assets..........................    $558,563      $228,576    $198,595   $98,594   $127,660   $286,017     $32,824
                                                --------      --------    --------   -------   --------   --------     -------
LIABILITIES:
  Payable for investments purchased.........    $    170      $           $          $1,198    $          $    532     $    --
  Payable for units surrendered.............         409           122          74       35         432        177          12
  Written options outstanding, at value
   (premiums received, $239)................      --            --           --        --         --         --            526
  Payable for forward foreign currency
   exchange contracts sold..................      --            --           --        --         --         --            272
  Payable for closed forward foreign
   currency exchange contracts..............      --            --           --        --         --         --            257
  Payable to affiliates --
    Investment adviser......................          33            10          12        6           5         18           2
    Sponsor.................................         521           124       --          46         278      --             45
  Accrued expenses and other liabilities....          55            39          47       27          37         42          25
                                                --------      --------    --------   -------   --------   --------     -------
      Total liabilities.....................    $  1,188      $    295    $    133   $1,312    $    752   $    769     $ 1,139
                                                --------      --------    --------   -------   --------   --------     -------
        Net assets..........................    $557,375      $228,281    $198,462   $97,282   $126,908   $285,248     $31,685
                                                ========      ========    ========   =======   ========   ========     =======

                       See notes to financial statements

(000 Omitted except for unit values)

                                                       Capital     Government    High    Managed   Money     Total       World
                                                     Appreciation  Securities   Yield    Sectors   Market    Return   Governments
                                             Unit      Variable     Variable   Variable  Variable Variable  Variable   Variable
                                    Units   Value      Account      Account    Account   Account  Account   Account     Account
                                    -----  --------  ------------  ----------  --------  -------  --------  --------  -----------
Net assets applicable to contract owners:
Capital Appreciation
 Variable Account --
  Compass 2........................ 9,004  $45.4107    $408,860
  Compass 3........................ 3,721   30.1803     112,326
  Compass 3 - Level 2.............. 2,493   12.4143      30,948
Government Securities
 Variable Account --
  Compass 2........................ 7,255  $25.6724                 $186,230
  Compass 3........................ 1,549   18.0755                   27,993
  Compass 3 - Level 2.............. 1,080   10.4604                   11,283
High Yield
 Variable Account --
  Compass 2........................ 4,956  $29.0656                            $144,051
  Compass 3........................ 1,438   21.5259                              30,940
  Compass 3 - Level 2.............. 1,819   11.3852                              20,711
Managed Sectors
 Variable Account --
  Compass 2........................   731  $36.5900                                      $26,675
  Compass 3........................ 1,552   36.3604                                      56,421
  Compass 3 - Level 2.............. 1,203   11.6449                                      14,020
Money Market
 Variable Account --
  Compass 2........................ 5,209  $17.1109                                               $100,240
  Compass 3........................ 1,930   14.1277                                                 15,955
  Compass 3 - Level 2..............   898   10.4654                                                  9,389
Total Return
 Variable Account --
  Compass 2........................ 4,414  $25.0444                                                         $110,531
  Compass 3........................ 5,177   24.7133                                                          127,894
  Compass 3 - Level 2.............. 3,717   11.8074                                                           43,894
World Governments
 Variable Account --
  Compass 2........................   587  $18.6786                                                                     $10,961
  Compass 3........................   789   18.4308                                                                      14,536
  Compass 3 - Level 2..............   563   10.6836                                                                       6,016
                                                       --------     --------   --------  -------  --------  --------    -------
Net assets applicable to owners of deferred
  contracts........................................    $552,134     $225,506   $195,702  $97,116  $125,584  $282,319    $31,513
Reserve for variable annuities --
  Compass 2 Contracts..............................       4,778        2,550      2,745     125      1,316     2,544         71
  Compass 3 Contracts..............................         325           81         15      41          5       315         14
    Compass 3 - Level 2 Contracts..................         138          144      --       --            3        70         87
                                                       --------     --------   --------  -------  --------  --------    -------
      Net assets...................................    $557,375     $228,281   $198,462  $97,282  $126,908  $285,248    $31,685
                                                       ========     ========   ========  =======  ========  ========    =======

                       See notes to financial statements

STATEMENTS OF OPERATIONS -- Year Ended December 31, 1996
(000 Omitted)

                                                       Capital     Government    High    Managed   Money     Total       World
                                                     Appreciation  Securities   Yield    Sectors   Market    Return   Governments
                                                       Variable     Variable   Variable  Variable Variable  Variable   Variable
                                                       Account      Account    Account   Account  Account   Account     Account
                                                     ------------  ----------  --------  -------  --------  --------  -----------
NET INVESTMENT INCOME (EXPENSE):
Income --
  Interest..........................................   $    209     $ 18,443   $18,429   $  121    $7,897   $ 8,237     $ 2,306
  Dividends.........................................      3,438       --         --         644     --        4,783      --
  Foreign taxes withheld............................        (29)      --         --          (7)    --          (67)     --
                                                       --------      -------   -------   ------   -------    ------
      Total investment income.......................   $  3,618     $ 18,443   $18,429   $  758    $7,897   $12,953     $ 2,306
                                                       --------      -------   -------   ------   -------    ------
Expenses --
  Mortality and expense risk charges................   $  6,793     $  3,165   $ 2,404   $1,124    $1,874   $ 3,404     $   418
  Management fees...................................      3,818        1,361     1,416      674       734     2,059         252
  Custodian fees....................................        260          115       163       42        62       118          35
  Distribution expense charges......................        170           49        45       85        56       205          25
  Auditing fees.....................................         31           43        41       31        31        35          35
  Legal fees........................................          1            1     --        --           1         1           1
  Boards of Managers fees and expenses..............         10           10        10       10        10        10           9
  Printing..........................................         23           13        18        8         8        13           3
  Miscellaneous.....................................          5            2        10        2         5         5           1
                                                       --------      -------   -------   ------   -------    ------
      Total expenses................................   $ 11,111     $  4,759   $ 4,107   $1,976    $2,781   $ 5,850     $   779
  Fees paid indirectly..............................     --               (3)       (5)    --         (10)       (7)     --
                                                       --------      -------   -------   ------   -------    ------
      Net expenses..................................   $ 11,111     $  4,756   $ 4,102   $1,976    $2,771   $ 5,843     $   779
                                                       --------      -------   -------   ------   -------    ------
          Net investment income (expense)...........   $ (7,493)    $ 13,687   $14,327   $(1,218)  $5,126   $ 7,110     $ 1,527
                                                       ========      =======   =======   ======   =======    ======
REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Realized gains (losses)(identified cost basis) --
    Investment transactions.........................   $ 74,029     $   (151)  $ 2,950   $13,680   $--      $27,964     $   371
    Written option transactions.....................     --           --         --        --       --        --            201
    Foreign currency transactions...................        (98)      --         --          (5)    --           (4)       (837)
                                                       --------      -------   -------   ------   -------    ------
      Net realized gains (losses) on investments and
        foreign currency transactions...............   $ 73,931     $   (151)  $ 2,950   $13,675   $--      $27,960     $  (265)
                                                       --------      -------   -------   ------   -------    ------
  Change in unrealized appreciation
    (depreciation) --
    Investments.....................................   $ 32,320     $(12,741)  $ 3,210   $1,098    $--      $(2,943)    $   (29)
    Written options.................................     --           --         --        --       --        --           (317)
    Translation of assets and liabilities in foreign
      currencies....................................         57       --            (1)       2     --           (1)          7
                                                       --------      -------   -------   ------   -------    ------
      Net unrealized gains (losses) on
        investments.................................   $ 32,377     $(12,741)  $ 3,209   $1,100    $--      $(2,944)    $  (339)
                                                       --------      -------   -------   ------   -------    ------
        Net realized and unrealized gains (losses)
          on investments............................   $106,308     $(12,892)  $ 6,159   $14,775   $--      $25,016     $  (604)
                                                       --------      -------   -------   ------   -------    ------
          Increase in net assets from operations....   $ 98,815     $    795   $20,486   $13,557   $5,126   $32,126     $   923
                                                       ========      =======   =======   ======   =======    ======

                       See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS
(000 Omitted)

                                                Capital Appreciation       Government Securities             High Yield
                                                  Variable Account            Variable Account            Variable Account
                                             --------------------------  --------------------------  --------------------------
                                              Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                             December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                                                 1996          1995          1996          1995          1996          1995
                                             ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
    Net investment income (expense).........   $ (7,493)     $ (4,739)     $ 13,687      $ 15,090      $ 14,327      $ 15,430
    Net realized gains (losses) on
     investments and foreign currency
     transactions...........................     73,931        70,307          (151)       (1,546)        2,950        (8,850)
    Net unrealized gains (losses) on
     investments and foreign currency
     transactions...........................     32,377        70,403       (12,741)       27,975         3,209        21,177
                                               --------      --------      --------      --------      --------      --------
      Increase in net assets from
       operations...........................   $ 98,815      $135,971      $    795      $ 41,519      $ 20,486      $ 27,757
                                               --------      --------      --------      --------      --------      --------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received..............   $ 21,404      $ 19,308      $  6,200      $  6,994      $  4,765      $  5,092
    Net transfers between variable and fixed
     accumulation accounts..................        554         5,813         3,800       (42,552)       (2,435)        4,042
    Withdrawals, surrenders, annuitizations
     and contract charges...................    (62,268)      (69,281)      (39,464)      (45,443)      (25,541)      (26,006)
                                               --------      --------      --------      --------      --------      --------
      Net accumulation activity.............   $(40,310)     $(44,160)     $(29,464)     $(81,001)     $(23,211)     $(16,872)
                                               --------      --------      --------      --------      --------      --------
  Annuitization activity:
    Annuitizations..........................   $    585      $    375      $    317      $    538      $    118      $    584
    Annuity payments and contract charges...       (811)         (622)         (480)         (466)         (475)         (406)
    Net transfers among accounts for annuity
     reserves...............................         18            12           (51)            6            13        --
    Adjustments to annuity reserves.........       (135)         (139)          (69)           87             6            49
                                               --------      --------      --------      --------      --------      --------
      Net annuitization activity............   $   (343)     $   (374)     $   (283)     $    165      $   (338)     $    227
                                               --------      --------      --------      --------      --------      --------
    Decrease in net assets from participant
     transactions...........................   $(40,653)     $(44,534)     $(29,747)     $(80,836)     $(23,549)     $(16,645)
                                               --------      --------      --------      --------      --------      --------
      Total increase (decrease) in net
        assets..............................   $ 58,162      $ 91,437      $(28,952)     $(39,317)     $ (3,063)     $ 11,112
NET ASSETS:
  At beginning of year......................    499,213       407,776       257,233       296,550       201,525       190,413
                                               --------      --------      --------      --------      --------      --------
  At end of year............................   $557,375      $499,213      $228,281      $257,233      $198,462      $201,525
                                               ========      ========      ========      ========      ========      ========

                       See notes to financial statements

(000 Omitted)

                                                                    Managed Sectors                    Money Market
                                                                   Variable Account                  Variable Account
                                                             -----------------------------     -----------------------------
                                                              Year Ended       Year Ended       Year Ended       Year Ended
                                                             December 31,     December 31,     December 31,     December 31,
                                                                 1996             1995             1996             1995
                                                             ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
    Net investment income (expense)........................    $ (1,218)        $   (809)        $  5,126         $  7,005
    Net realized gains on investments and foreign currency
     transactions..........................................      13,675           15,458           --               --
    Net unrealized gains on investments and foreign
    currency  transactions.................................       1,100            4,877           --               --
                                                                -------          -------         --------         --------
      Increase in net assets from operations...............    $ 13,557         $ 19,526         $  5,126         $  7,005
                                                                -------          -------         --------         --------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received.............................    $  8,975         $  6,862         $  5,979         $  7,259
    Net transfers between variable and fixed accumulation
      accounts.............................................       3,625            3,581          (14,269)          22,474
    Withdrawals, surrenders, annuitizations and contract
      charges..............................................     (11,912)          (9,312)         (37,717)         (39,085)
                                                                -------          -------         --------         --------
      Net accumulation activity............................    $    688         $  1,131         $(46,007)        $ (9,352)
                                                                -------          -------         --------         --------
  Annuitization activity:
    Annuitizations.........................................    $     72         $ --             $    300         $     91
    Annuity payments and contract charges..................         (27)              (9)            (279)            (230)
    Net transfers among accounts for annuity reserves......          65           --               --                  (18)
    Adjustments to annuity reserves........................         (19)              (7)            (208)             (41)
                                                                -------          -------         --------         --------
      Net annuitization activity...........................    $     91         $    (16)        $   (187)        $   (198)
                                                                -------          -------         --------         --------
    Increase (decrease) in net assets from participant
      transactions.........................................    $    779         $  1,115         $(46,194)        $ (9,550)
                                                                -------          -------         --------         --------
      Total increase (decrease) in net assets..............    $ 14,336         $ 20,641         $(41,068)        $ (2,545)
NET ASSETS:
  At beginning of year.....................................      82,946           62,305          167,976          170,521
                                                                -------          -------         --------         --------
  At end of year...........................................    $ 97,282         $ 82,946         $126,908         $167,976
                                                                =======          =======         ========         ========

                       See notes to financial statements

(000 Omitted)

                                                                     Total Return                    World Governments
                                                                   Variable Account                  Variable Account
                                                             -----------------------------     -----------------------------
                                                              Year Ended       Year Ended       Year Ended       Year Ended
                                                             December 31,     December 31,     December 31,     December 31,
                                                                 1996             1995             1996             1995
                                                             ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
    Net investment income..................................    $  7,110         $  7,294         $  1,527         $  1,965
    Net realized gains (losses) on investments and foreign
    currency  transactions.................................      27,960           26,520             (265)           1,672
    Net unrealized gains (losses) on investments and
    foreign currency  transactions.........................      (2,944)          24,712             (339)           1,327
                                                               --------         --------          -------          -------
      Increase in net assets from operations...............    $ 32,126         $ 58,526         $    923         $  4,964
                                                               --------         --------          -------          -------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received.............................    $ 16,989         $ 15,564         $  1,917         $  2,063
    Net transfers between variable and fixed accumulation
      accounts.............................................       7,233              540           (3,193)          (1,733)
    Withdrawals, surrenders, annuitizations and contract
      charges..............................................     (36,762)         (32,616)          (4,588)          (5,080)
                                                               --------         --------          -------          -------
      Net accumulation activity............................    $(12,540)        $(16,512)        $ (5,864)        $ (4,750)
                                                               --------         --------          -------          -------
  Annuitization activity:
    Annuitizations.........................................    $    250         $    270         $ --             $    190
    Annuity payments and contract charges..................        (436)            (376)             (52)             (62)
    Net transfers among accounts for annuity reserves......          (4)          --                   (3)          --
    Adjustments to annuity reserves........................          12              183              (35)              (5)
                                                               --------         --------          -------          -------
      Net annuitization activity...........................    $   (178)        $     77         $    (90)        $    123
                                                               --------         --------          -------          -------
    Decrease in net assets from participant transactions...    $(12,718)        $(16,435)        $ (5,954)        $ (4,627)
                                                               --------         --------          -------          -------
      Total increase (decrease) in net assets..............    $ 19,408         $ 42,091         $ (5,031)        $    337
NET ASSETS:
  At beginning of year.....................................     265,840          223,749           36,716           36,379
                                                               --------         --------          -------          -------
  At end of year...........................................    $285,248         $265,840         $ 31,685         $ 36,716
                                                               ========         ========          =======          =======

                       See notes to financial statements

PER UNIT AND OTHER DATA

                                                                                Capital Appreciation Variable Account
                                                                     ------------------------------------------------------------
                                                                                              Compass 2
                                                                     ------------------------------------------------------------
                                                                                       Year Ended December 31,
                                                                     ------------------------------------------------------------
                                                                       1996         1995         1994         1993         1992
                                                                     --------     --------     --------     --------     --------
PER UNIT DATA:*
 Net asset value -- beginning of year............................    $37.7151     $28.0107     $32.9053     $29.2712     $26.6401
                                                                     --------     --------     --------     --------     --------
 Investment income...............................................    $ 0.2861     $ 0.3624     $ 0.4277     $ 0.3914     $ 0.2670
 Expenses........................................................      0.8695       0.6989       0.6325       0.6436       0.5467
                                                                     --------     --------     --------     --------     --------
   Net investment loss...........................................    $(0.5834)    $(0.3365)    $(0.2048)    $(0.2522)    $(0.2797)
 Net realized and unrealized gains (losses) on investments and
 foreign  currency transactions..................................      8.2790      10.0409      (4.6898)      3.8863       2.9108
                                                                     --------     --------     --------     --------     --------
 Net increase (decrease) in unit value...........................    $ 7.6956     $ 9.7044     $(4.8946)    $ 3.6341     $ 2.6311
                                                                     --------     --------     --------     --------     --------
 Unit value:
 Net asset value -- end of year..................................    $45.4107     $37.7151     $28.0107     $32.9053     $29.2712
                                                                     ==========   ==========   ==========   ==========   ==========
RATIOS (TO AVERAGE NET ASSETS):
 Expenses+# #....................................................       0.78%        0.80%        0.79%        0.78%        0.80%
 Net investment loss.............................................     (1.41)%      (1.02)%      (0.69)%      (0.83)%      (1.08)%
PORTFOLIO TURNOVER...............................................         66%          96%          95%          56%          34%
AVERAGE COMMISSION RATE# # #.....................................    $ 0.0371        --           --           --           --
NUMBER OF UNITS OUTSTANDING AT END OF YEAR (000 OMITTED).........       9,004       10,014       11,310       13,833       14,914

                                                                Capital Appreciation Variable Account
                                    ---------------------------------------------------------------------------------------------
                                        Compass 3 - Level 2                                   Compass 3
                                    ----------------------------     ------------------------------------------------------------
                                    Year Ended
                                     December       Period Ended                       Year Ended December 31,
                                        31,         December 31,     ------------------------------------------------------------
                                       1996            1995#           1996         1995         1994         1993         1992
                                    -----------     ------------     --------     --------     --------     --------     --------
PER UNIT DATA:*
 Net asset value -- beginning of
   year.........................     $ 10.3053        $10.0000       $25.0907     $18.6531     $21.9341     $19.5311     $17.7928
                                    -----------     ------------     --------     --------     --------     --------     --------
 Investment income..............     $  0.0790        $ 0.0196       $ 0.1893     $ 0.2402     $ 0.2870     $ 0.2617     $ 0.1919
 Expenses.......................        0.2370          0.0517         0.6053       0.4847       0.4421       0.4498       0.4131
                                    -----------     ------------     --------     --------     --------     --------     --------
   Net investment loss..........     $ (0.1580)       $(0.0321)      $(0.4160)    $(0.2445)    $(0.1551)    $(0.1881)    $(0.2212)
 Net realized and unrealized
 gains
  (losses) on investments and
 foreign
  currency transactions.........        2.2670          0.3374         5.5056       6.6821      (3.1259)      2.5911       1.9595
                                    -----------     ------------     --------     --------     --------     --------     --------
 Net increase (decrease) in unit
   value........................     $   2.109        $ 0.3053       $ 5.0896     $ 6.4376     $(3.2810)    $ 2.4030     $ 1.7383
                                    -----------     ------------     --------     --------     --------     --------     --------
 Unit value:
 Net asset value -- end of
   year.........................     $ 12.4143        $10.3053       $30.1803     $25.0907     $18.6531     $21.9341     $19.5311
                                    ==============  ==============   ==========   ==========   ==========   ==========   ==========
RATIOS (TO AVERAGE NET ASSETS):
 Expenses+# #...................         0.78%           0.80%          0.78%        0.80%        0.79%        0.78%        0.80%
 Net investment loss............       (1.41)%         (1.02)%        (1.41)%      (1.02)%      (0.69)%      (0.83)%      (1.08)%
PORTFOLIO TURNOVER..............           66%             96%            66%          96%          95%          56%          34%
AVERAGE COMMISSION RATE# # #....     $  0.0371          --           $ 0.0371        --           --           --           --
NUMBER OF UNITS OUTSTANDING AT
 END OF YEAR (000 OMITTED)......         2,494             955          3,721        4,272        4,686        4,899        4,401
    * Per unit data is based on the average number of units outstanding during each year.
    + Excluding mortality and expense risk charges and distribution expense charges.
    # For the period from May 1, 1995 (commencement of Level 2 Units) to December 31, 1995.
  # # For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.
# # # Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

                       See notes to financial statements

                                                                              Government Securities Variable Account
                                                                 ----------------------------------------------------------------
                                                                                            Compass 2
                                                                 ----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                 ----------------------------------------------------------------
                                                                   1996          1995          1994          1993          1992
                                                                 --------      --------      --------      --------      --------
PER UNIT DATA:*
 Net asset value -- beginning of year.......................     $25.5791      $22.0031      $22.7120      $21.1172      $19.9842
                                                                 --------      --------      --------      --------      --------
 Investment income..........................................     $ 1.9022      $ 1.7836      $ 1.5648      $ 1.5732      $ 1.4340
 Expenses...................................................       0.4873        0.4564        0.4229        0.4238        0.3672
                                                                 --------      --------      --------      --------      --------
   Net investment income....................................     $ 1.4149      $ 1.3272      $ 1.1419      $ 1.1494      $ 1.0668
 Net realized and unrealized gains (losses) on investments
  and foreign currency transactions.........................      (1.3216)       2.2488       (1.8508)       0.4454        0.0662
                                                                 --------      --------      --------      --------      --------
 Net increase (decrease) in unit value......................     $ 0.0933      $ 3.5760      $(0.7089)     $ 1.5948      $ 1.1330
                                                                 --------      --------      --------      --------      --------
 Unit value:
 Net asset value -- end of year.............................     $25.6724      $25.5791      $22.0031      $22.7120      $21.1172
                                                                 ==========    ==========    ==========    ==========    ==========
RATIOS (TO AVERAGE NET ASSETS):
 Expenses + # #.............................................        0.62%         0.63%         0.61%         0.61%         0.62%
 Net investment income......................................        5.53%         5.51%         5.09%         5.11%         5.51%
PORTFOLIO TURNOVER..........................................          39%           80%           41%           81%          175%
NUMBER OF UNITS OUTSTANDING AT END OF YEAR (000 OMITTED)....        7,255         8,361        11,308        12,679        15,059

                                                               Government Securities Variable Account
                                    ---------------------------------------------------------------------------------------------
                                        Compass 3 - Level 2                                   Compass 3
                                    ----------------------------     ------------------------------------------------------------
                                    Year Ended
                                     December       Period Ended                       Year Ended December 31,
                                        31,         December 31,     ------------------------------------------------------------
                                       1996            1995#           1996         1995         1994         1993         1992
                                    -----------     ------------     --------     --------     --------     --------     --------
PER UNIT DATA:*
 Net asset value -- beginning of
   year.........................     $ 10.4172        $10.0000       $18.0278     $15.5227     $16.0387     $14.9267     $14.1396
                                    -----------     ------------     --------     --------     --------     --------     --------
 Investment income..............     $  0.7931        $ 0.1868       $ 1.3222     $ 1.2529     $ 1.1028     $ 1.1064     $ 1.0851
 Expenses.......................        0.1966          0.0478         0.3586       0.3385       0.3146       0.3154       0.2950
                                    -----------     ------------     --------     --------     --------     --------     --------
   Net investment income........     $  0.5965        $ 0.1390       $ 0.9636     $ 0.9144     $ 0.7882     $ 0.7910     $ 0.7901
 Net realized and unrealized
  gains (losses) on investments
  and foreign currency
  transactions..................       (0.5533)         0.2782        (0.9159)      1.5907      (1.3042)      0.3210      (0.0030)
                                    -----------     ------------     --------     --------     --------     --------     --------
 Net increase (decrease) in unit
   value........................     $  0.0432        $ 0.4172       $ 0.0477     $ 2.5051     $(0.5160)    $ 1.1120     $ 0.7871
                                    -----------     ------------     --------     --------     --------     --------     --------
 Unit value:
 Net asset value -- end of
   year.........................     $ 10.4604        $10.4172       $18.0755     $18.0278     $15.5227     $16.0387     $14.9267
                                    ==============  ==============   ==========   ==========   ==========   ==========   ==========
RATIOS (TO AVERAGE NET ASSETS):
 Expenses+##....................         0.62%           0.63%          0.62%        0.63%        0.61%        0.61%        0.62%
 Net investment income..........         5.53%           5.51%          5.53%        5.51%        5.09%        5.11%        5.51%
PORTFOLIO TURNOVER..............           39%             80%            39%          80%          41%          81%         175%
NUMBER OF UNITS OUTSTANDING AT
 END OF YEAR (000 OMITTED)......         1,079             608          1,549        1,888        2,922        2,697        2,722
   * Per unit data is based on the average number of units outstanding during each year.
   + Excluding mortality and expense risk charges and distribution expense charges.
   # For the period from May 1, 1995 (commencement of Level 2 Units) to December 31, 1995.
 # # For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                                                                     High Yield Variable Account
                                                                     ------------------------------------------------------------
                                                                                              Compass 2
                                                                     ------------------------------------------------------------
                                                                                       Year Ended December 31,
                                                                     ------------------------------------------------------------
                                                                       1996         1995         1994         1993         1992
                                                                     --------     --------     --------     --------     --------
PER UNIT DATA:*
 Net asset value -- beginning of year............................    $26.1493     $22.6776     $23.3591     $19.7156     $17.3208
                                                                     --------     --------     --------     --------     --------
 Investment income...............................................    $ 2.7199     $ 2.5137     $ 2.2324     $ 2.0867     $ 2.0657
 Expenses........................................................      0.6035       0.5356       0.5062       0.4797       0.4061
                                                                     --------     --------     --------     --------     --------
   Net investment income.........................................    $ 2.1164     $ 1.9781     $ 1.7262     $ 1.6070     $ 1.6596
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions..................................      0.7999       1.4936      (2.4077)      2.0365       0.7352
                                                                     --------     --------     --------     --------     --------
 Net increase (decrease) in unit value...........................    $ 2.9163     $ 3.4717     $(0.6815)    $ 3.6435     $ 2.3948
                                                                     --------     --------     --------     --------     --------
 Unit value:
 Net asset value -- end of year..................................    $29.0656     $26.1493     $22.6776     $23.3591     $19.7156
                                                                     ==========   ==========   ==========   ==========   ==========
RATIOS (TO AVERAGE NET ASSETS):
 Expenses + # #..................................................       0.88%        0.88%        0.91%        0.86%        0.93%
 Net investment income...........................................       7.59%        7.91%        7.41%        6.97%        9.03%
PORTFOLIO TURNOVER...............................................        108%          88%          77%          67%          61%
NUMBER OF UNITS OUTSTANDING AT END OF YEAR (000 OMITTED).........       4,956        5,649        6,433        7,564        8,218

                                                                     High Yield Variable Account
                                    ---------------------------------------------------------------------------------------------
                                        Compass 3 - Level 2                                   Compass 3
                                    ----------------------------     ------------------------------------------------------------
                                    Year Ended
                                     December       Period Ended                       Year Ended December 31,
                                        31,         December 31,     ------------------------------------------------------------
                                       1996            1995#           1996         1995         1994         1993         1992
                                    -----------     ------------     --------     --------     --------     --------     --------
PER UNIT DATA:*
 Net asset value -- beginning of
   year.........................     $ 10.2377        $10.0000       $19.3854     $16.8283     $17.3543     $14.6589     $12.8923
                                    -----------     ------------     --------     --------     --------     --------     --------
 Investment income..............     $  0.9246        $ 0.3803       $ 1.9450     $ 1.8912     $ 1.5336     $ 1.5179     $ 1.5969
 Expenses.......................        0.2033          0.0765         0.4432       0.4253       0.3711       0.3671       0.3340
                                    -----------     ------------     --------     --------     --------     --------     --------
   Net investment income........     $  0.7213        $ 0.3038       $ 1.5018     $ 1.4659     $ 1.1625     $ 1.1508     $ 1.2629
 Net realized and unrealized
  gains (losses) on investments
  and foreign currency
  transactions..................        0.4262         (0.0661)        0.6387       1.0912      (1.6885)      1.5446       0.5037
                                    -----------     ------------     --------     --------     --------     --------     --------
 Net increase (decrease) in unit
   value........................     $  1.1475        $ 0.2377       $ 2.1405     $ 2.5571     $(0.5260)    $ 2.6954     $ 1.7666
                                    -----------     ------------     --------     --------     --------     --------     --------
 Unit value:
 Net asset value -- end of
   year.........................     $ 11.3852        $10.2377       $21.5259     $19.3854     $16.8283     $17.3543     $14.6589
                                    ==============  ==============   ==========   ==========   ==========   ==========   ==========
RATIOS (TO AVERAGE NET ASSETS):
 Expenses + # #.................         0.88%           0.88%          0.88%        0.88%        0.91%        0.86%        0.93%
 Net investment income..........         7.59%           7.91%          7.59%        7.91%        7.41%        6.97%        9.03%
PORTFOLIO TURNOVER..............          108%             88%           108%          88%          77%          67%          61%
NUMBER OF UNITS OUTSTANDING AT
 END OF YEAR (000 OMITTED)......         1,819           1,368          1,438        1,913        2,506        2,577        2,345
   * Per unit data is based on the average number of units outstanding during each year.
   + Excluding mortality and expense risk charges and distribution expense charges.
   # For the period from May 1, 1995 (commencement of Level 2 Units) to December 31, 1995.
 # # For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                                                                 Managed Sectors Variable Account
                                                                 ----------------------------------------------------------------
                                                                                            Compass 2
                                                                 ----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                 ----------------------------------------------------------------
                                                                   1996          1995          1994          1993          1992
                                                                 --------      --------      --------      --------      --------
PER UNIT DATA:*
 Net asset value -- beginning of year.......................     $31.3870      $23.9044      $24.7295      $23.8070      $22.6652
                                                                 --------      --------      --------      --------      --------
 Investment income..........................................     $ 0.2838      $ 0.3277      $ 0.3066      $ 0.1822      $ 0.1121
 Expenses...................................................       0.7089        0.6066        0.5155        0.4994        0.4782
                                                                 --------      --------      --------      --------      --------
   Net investment loss......................................     $(0.4251)     $(0.2789)     $(0.2089)     $(0.3172)     $(0.3661)
 Net realized and unrealized gains (losses) on investments
  and foreign currency transactions.........................       5.6281        7.7615       (0.6162)       1.2397        1.5079
                                                                 --------      --------      --------      --------      --------
 Net increase (decrease) in unit value......................     $ 5.2030      $ 7.4826      $(0.8251)     $ 0.9225      $ 1.1418
                                                                 --------      --------      --------      --------      --------
 Unit value:
 Net asset value -- end of year.............................     $36.5900      $31.3870      $23.9044      $24.7295      $23.8070
                                                                 ==========    ==========    ==========    ==========    ==========
RATIOS (TO AVERAGE NET ASSETS):
 Expenses+# #...............................................        0.85%         0.87%         0.90%         0.91%         0.92%
 Net investment loss........................................      (1.36)%       (1.07)%       (0.97)%       (1.49)%       (1.75)%
PORTFOLIO TURNOVER..........................................          64%          115%          111%          122%           34%
AVERAGE COMMISSION RATE# # #................................     $ 0.0459         --            --            --            --
NUMBER OF UNITS OUTSTANDING AT END OF YEAR (000 OMITTED)....          729           788           800           878         1,041

                                                                  Managed Sectors Variable Account
                                    ---------------------------------------------------------------------------------------------
                                        Compass 3 - Level 2                                   Compass 3
                                    ----------------------------     ------------------------------------------------------------
                                    Year Ended
                                     December       Period Ended                       Year Ended December 31,
                                        31,         December 31,     ------------------------------------------------------------
                                       1996            1995#           1996         1995         1994         1993         1992
                                    -----------     ------------     --------     --------     --------     --------     --------
PER UNIT DATA:*
 Net asset value -- beginning of
   year.........................     $  9.9892        $10.0000       $31.2371     $23.8258     $24.6849     $23.8007     $22.6927
                                    -----------     ------------     --------     --------     --------     --------     --------
 Investment income..............     $  0.0873        $ 0.0231       $ 0.2830     $ 0.3259     $ 0.3031     $ 0.1817     $ 0.1156
 Expenses.......................        0.2287          0.0539         0.7511       0.6452       0.5452       0.5313       0.5325
                                    -----------     ------------     --------     --------     --------     --------     --------
   Net investment loss..........     $ (0.1414)       $(0.0308)      $(0.4681)    $(0.3193)    $(0.2421)    $(0.3496)    $(0.4169)
 Net realized and unrealized
  gains (losses) on investments
  and foreign currency
  transactions..................        1.7971          0.0200         5.5914       7.7306      (0.6170)      1.2338       1.5249
                                    -----------     ------------     --------     --------     --------     --------     --------
 Net increase (decrease) in unit
   value........................     $  1.6557        $(0.0108)      $ 5.1233     $ 7.4113     $(0.8591)    $ 0.8842     $ 1.1080
                                    -----------     ------------     --------     --------     --------     --------     --------
 Unit value:
 Net asset value -- end of
   year.........................     $ 11.6449        $ 9.9892       $36.3604     $31.2371     $23.8258     $24.6849     $23.8007
                                    ==============  ==============   ==========   ==========   ==========   ==========   ==========
RATIOS (TO AVERAGE NET ASSETS):
 Expenses+# #...................         0.85%           0.87%          0.85%        0.87%        0.90%        0.91%        0.92%
 Net investment loss............       (1.36)%         (1.07)%        (1.36)%      (1.07)%      (0.97)%      (1.49)%      (1.75)%
PORTFOLIO TURNOVER..............           64%            115%            64%         115%         111%         122%          34%
AVERAGE COMMISSION RATE# # #....     $  0.0459          --           $ 0.0459        --           --           --           --
NUMBER OF UNITS OUTSTANDING AT
 END OF YEAR (000 OMITTED)......         1,204             418          1,552        1,729        1,810        1,819        1,728
    * Per unit data is based on the average number of units outstanding during each year.
    + Excluding mortality and expense risk charges and distribution expense charges.
    # For the period from May 1, 1995 (commencement of Level 2 Units) to December 31, 1995.
  # # For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.
# # # Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

                       See notes to financial statements

                                                                                  Money Market Variable Account
                                                                 ----------------------------------------------------------------
                                                                                            Compass 2
                                                                 ----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                 ----------------------------------------------------------------
                                                                   1996          1995          1994          1993          1992
                                                                 --------      --------      --------      --------      --------
PER UNIT DATA:*
 Net asset value -- beginning of year.......................     $16.5213      $15.8699      $15.5003      $15.2976      $14.9945
                                                                 --------      --------      --------      --------      --------
 Investment income..........................................     $ 0.9058      $ 0.9560      $ 0.6615      $ 0.4864      $ 0.5772
 Expenses...................................................       0.3162        0.3046        0.2919        0.2837        0.2741
                                                                 --------      --------      --------      --------      --------
   Net investment income....................................     $ 0.5896      $ 0.6514      $ 0.3696      $ 0.2027      $ 0.3031
                                                                 --------      --------      --------      --------      --------
 Net increase in unit value.................................     $ 0.5896      $ 0.6514      $ 0.3696      $ 0.2027      $ 0.3031
                                                                 --------      --------      --------      --------      --------
 Unit value:
 Net asset value -- end of year.............................     $17.1109      $16.5213      $15.8699      $15.5003      $15.2976
                                                                 ==========    ==========    ==========    ==========    ==========
RATIOS (TO AVERAGE NET ASSETS):
 Expenses+# #...............................................        0.58%         0.58%         0.58%         0.36%         0.59%
 Net investment income......................................        3.49%         4.00%         2.37%         1.30%         2.03%
NUMBER OF UNITS OUTSTANDING AT END OF YEAR (000 OMITTED)....        5,208         6,501         6,851         6,418         8,026

                                                                 Money Market Variable Account
                               --------------------------------------------------------------------------------------------------
                                   Compass 3 - Level 2                                      Compass 3
                               ----------------------------     -----------------------------------------------------------------
                               Year Ended
                                December       Period Ended                          Year Ended December 31,
                                   31,         December 31,     -----------------------------------------------------------------
                                  1996            1995#             1996            1995         1994         1993         1992
                               -----------     ------------     -------------     --------     --------     --------     --------
PER UNIT DATA:*
 Net asset
  value -- beginning of
  year.....................     $ 10.0997        $10.0000         $ 13.6545       $13.1291     $12.8359     $12.6806     $12.4415
                               -----------     ------------     -------------     --------     --------     --------     --------
 Investment income.........     $  0.5993        $ 0.1358         $  0.7437       $ 0.7885     $ 0.5688     $ 0.4065     $ 0.4888
 Expenses..................        0.2336          0.0361            0.2705         0.2631       0.2756       0.2512       0.2497
                               -----------     ------------     -------------     --------     --------     --------     --------
   Net investment income...     $  0.3657        $ 0.0997         $  0.4732       $ 0.5254     $ 0.2932     $ 0.1553     $ 0.2391
                               -----------     ------------     -------------     --------     --------     --------     --------
 Net increase in unit
   value...................     $  0.3657        $ 0.0997         $  0.4732       $ 0.5254     $ 0.2932     $ 0.1553     $ 0.2391
                               -----------     ------------     -------------     --------     --------     --------     --------
 Unit value:
 Net asset value -- end of
  year.....................     $ 10.4654        $10.0997         $ 14.1277       $13.6545     $13.1291     $12.8359     $12.6806
                               ==============  ==============   ===============   ==========   ==========   ==========   ==========
RATIOS (TO AVERAGE NET
 ASSETS):
 Expenses+# #..............         0.58%           0.58%             0.58%          0.58%        0.58%        0.36%        0.59%
 Net investment income.....         3.49%           4.00%             3.49%          4.00%        2.37%        1.30%        2.03%
NUMBER OF UNITS OUTSTANDING
 AT END OF YEAR (000
 OMITTED)..................           897             561             1,930          3,929        4,599        3,823        3,704
   * Per unit data is based on the average number of units outstanding during each year.
   + Excluding mortality and expense risk charges and distribution expense charges.
   # For the period from May 1, 1995 (commencement of Level 2 Units) to December 31, 1995.
 # # For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                                                                  Total Return Variable Account
                                                                 ----------------------------------------------------------------
                                                                                            Compass 2
                                                                 ----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                 ----------------------------------------------------------------
                                                                   1996          1995          1994          1993          1992
                                                                 --------      --------      --------      --------      --------
PER UNIT DATA:*
 Net asset value -- beginning of year.......................     $22.2577      $17.4729      $18.0043      $15.9891      $14.6451
                                                                 --------      --------      --------      --------      --------
 Investment income..........................................     $ 1.1203      $ 1.0394      $ 0.8583      $ 0.8513      $ 0.9191
 Expenses...................................................       0.4844        0.4118        0.3704        0.3616        0.3303
                                                                 --------      --------      --------      --------      --------
   Net investment income....................................     $ 0.6359      $ 0.6276      $ 0.4879      $ 0.4897      $ 0.5888
 Net realized and unrealized gains (losses) on investments
  and foreign currency transactions.........................       2.1508        4.1572       (1.0193)       1.5255        0.7552
                                                                 --------      --------      --------      --------      --------
 Net increase (decrease) in unit value......................     $ 2.7867      $ 4.7848      $(0.5314)     $ 2.0152      $ 1.3440
                                                                 --------      --------      --------      --------      --------
 Unit value:
 Net asset value -- end of year.............................     $25.0444      $22.2577      $17.4729      $18.0043      $15.9891
                                                                 ========      ========      ========      ========      ========
RATIOS (TO AVERAGE NET ASSETS):
 Expenses+# #...............................................        0.82%         0.83%         0.82%         0.76%         0.86%
 Net investment income......................................        2.59%         2.99%         2.60%         2.43%         3.63%
PORTFOLIO TURNOVER..........................................         140%          105%           63%           89%           94%
AVERAGE COMMISSION RATE# # #................................     $ 0.0538         --            --            --            --
NUMBER OF UNITS OUTSTANDING AT END OF YEAR (000 OMITTED)....        4,414         4,801         5,410         5,889         5,732

                                                                    Total Return Variable Account
                                    ---------------------------------------------------------------------------------------------
                                        Compass 3 - Level 2                                   Compass 3
                                    ----------------------------     ------------------------------------------------------------
                                    Year Ended
                                     December       Period Ended                       Year Ended December 31,
                                        31,         December 31,     ------------------------------------------------------------
                                       1996            1995#           1996         1995         1994         1993         1992
                                    -----------     ------------     --------     --------     --------     --------     --------
PER UNIT DATA:*
 Net asset value -- beginning of
  year..........................     $ 10.4938        $10.0000       $21.9966     $17.2937     $17.8462     $15.8723     $14.5600
                                      --------        --------       --------     --------     --------     --------     --------
 Investment income..............     $  0.5280        $ 0.1247       $ 1.0817     $ 1.0122     $ 0.8371     $ 0.8304     $ 0.9284
 Expenses.......................        0.2317          0.0525         0.5068       0.4358       0.3904       0.3829       0.3607
                                      --------        --------       --------     --------     --------     --------     --------
   Net investment income........     $  0.2963        $ 0.0722       $ 0.5749     $ 0.5764     $ 0.4467     $ 0.4475     $ 0.5677
 Net realized and unrealized
  gains (losses) on investments
  and foreign currency
  transactions..................        1.0173          0.4216         2.1418       4.1265      (0.9992)      1.5264       0.7446
                                      --------        --------       --------     --------     --------     --------     --------
 Net increase (decrease) in unit
  value.........................     $  1.3136        $ 0.4938       $ 2.7167     $ 4.7029     $(0.5525)    $ 1.9739     $ 1.3123
                                      --------        --------       --------     --------     --------     --------     --------
 Unit value:
 Net asset value -- end of
  year..........................     $ 11.8074        $10.4938       $24.7133     $21.9966     $17.2937     $17.8462     $15.8723
                                      ========        ========       ========     ========     ========     ========     ========
RATIOS (TO AVERAGE NET ASSETS):
 Expenses+# #...................         0.82%           0.83%          0.82%        0.83%        0.82%        0.76%        0.86%
 Net investment income..........         2.59%           2.99%          2.59%        2.99%        2.60%        2.43%        3.63%
PORTFOLIO TURNOVER..............          140%            105%           140%         105%          63%          89%          94%
AVERAGE COMMISSION RATE# # #....     $  0.0538          --           $ 0.0538        --           --           --           --
NUMBER OF UNITS OUTSTANDING AT
 END OF YEAR (000 OMITTED)......         3,717           1,637          5,177        6,322        7,349        7,013        5,721
    * Per unit data is based on the average number of units outstanding during each year.
    + Excluding mortality and expense risk charges and distribution expense charges.
    # For the period from May 1, 1995 (commencement of Level 2 Units) to December 31, 1995.
  # # For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.
# # # Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

                       See notes to financial statements

                                                                                World Governments Variable Account
                                                                 ----------------------------------------------------------------
                                                                                            Compass 2
                                                                 ----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                 ----------------------------------------------------------------
                                                                   1996          1995          1994          1993          1992
                                                                 --------      --------      --------      --------      --------
PER UNIT DATA:*
 Net asset value -- beginning of year.......................     $18.1095      $15.8337      $16.9056      $14.4420      $14.5806
                                                                 --------      --------      --------      --------      --------
 Investment income..........................................     $ 1.2469      $ 1.3112      $ 1.0805      $ 1.1460      $ 1.2892
 Expenses...................................................       0.4084        0.3863        0.3565        0.3704        0.3624
                                                                 --------      --------      --------      --------      --------
   Net investment income....................................     $ 0.8385      $ 0.9249      $ 0.7240      $ 0.7756      $ 0.9268
 Net realized and unrealized gains (losses) on investments
  and foreign currency transactions.........................      (0.2694)       1.3509       (1.7959)       1.6880       (1.0654)
                                                                 --------      --------      --------      --------      --------
 Net increase (decrease) in unit value......................     $ 0.5691      $ 2.2758      $(1.0719)     $ 2.4636      $(0.1386)
                                                                 --------      --------      --------      --------      --------
 Unit value:
 Net asset value -- end of year.............................     $18.6786      $18.1095      $15.8337      $16.9056      $14.4420
                                                                 ========      ========      ========      ========      ========
RATIOS (TO AVERAGE NET ASSETS):
 Expenses+# #...............................................        1.00%         1.00%         1.00%         0.94%         1.15%
 Net investment income......................................        4.54%         5.25%         4.45%         4.12%         6.03%
PORTFOLIO TURNOVER..........................................         397%          330%          256%          202%          133%
NUMBER OF UNITS OUTSTANDING AT END OF YEAR (000 OMITTED)....          588           824           983         1,092           949

                                                                    World Governments Variable Account
                                          ---------------------------------------------------------------------------------------
                                              Compass 3 - Level 2                               Compass 3
                                          ---------------------------    --------------------------------------------------------
                                          Year Ended
                                           December      Period Ended                    Year Ended December 31,
                                              31,        December 31,    --------------------------------------------------------
                                             1996           1995#          1996        1995        1994        1993        1992
                                          -----------    ------------    --------    --------    --------    --------    --------
PER UNIT DATA:*
 Net asset value -- beginning of
   year................................    $ 10.3582       $10.0000      $17.8962    $15.6705    $16.7563    $14.3365    $14.4961
                                            --------       --------      --------    --------    --------    --------    --------
 Investment income.....................    $  0.7308       $ 0.1819      $ 1.2367    $ 1.3045    $ 1.0666    $ 1.1293    $ 1.2979
 Expenses..............................       0.2391         0.0554        0.4322      0.4086      0.3760      0.3890      0.3876
                                            --------       --------      --------    --------    --------    --------    --------
   Net investment income...............    $  0.4917       $ 0.1265      $ 0.8045    $ 0.8959    $ 0.6906    $ 0.7403    $ 0.9103
 Net realized and unrealized gains
  (losses) on investments and foreign
  currency transactions................      (0.1663)        0.2317       (0.2699)     1.3298     (1.7764)     1.6795     (1.0699)
                                            --------       --------      --------    --------    --------    --------    --------
 Net increase (decrease) in unit
   value...............................    $  0.3254       $ 0.3582      $ 0.5346    $ 2.2257    $(1.0858)   $ 2.4198    $(0.1596)
                                            --------       --------      --------    --------    --------    --------    --------
 Unit value:
 Net asset value -- end of year........    $ 10.6836       $10.3582      $18.4308    $17.8962    $15.6705    $16.7563    $14.3365
                                            ========       ========      ========    ========    ========    ========    ========
RATIOS (TO AVERAGE NET ASSETS):
 Expenses+# #..........................        1.00%          1.00%         1.00%       1.00%       1.00%       0.94%       1.15%
 Net investment income.................        4.54%          5.25%         4.54%       5.25%       4.45%       4.12%       6.03%
PORTFOLIO TURNOVER.....................         397%           330%          397%        330%        256%        202%        133%
NUMBER OF UNITS OUTSTANDING AT END OF
 YEAR (000 OMITTED)....................          563            316           789       1,021       1,321       1,363       1,176
   * Per unit data is based on the average number of units outstanding during each year.
   + Excluding mortality and expense risk charges and distribution expense charges.
   # For the period from May 1, 1995 (commencement of Level 2 Units) to December 31, 1995.
 # # For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION
Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, Total Return Variable Account and World Governments Variable Account are separate accounts established by Sun Life Assurance Company of Canada (U.S.), the Sponsor, in connection with the issuance of Compass 2 and Compass 3 combination fixed/variable annuity contracts. Capital Appreciation Variable Account, Government Securities Variable Account, Money Market Variable Account and Total Return Variable Account operate as open-end, diversified management investment companies and High Yield Variable Account, Managed Sectors Variable Account and World Governments Variable Account operate as open-end, non-diversified management investment companies as those terms are defined in the Investment Company Act of 1940, as amended.

(2) SIGNIFICANT ACCOUNTING POLICIES
GENERAL
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

INVESTMENT VALUATIONS
Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Boards of Managers.

REPURCHASE AGREEMENTS
Certain Variable Accounts may enter into repurchase agreements with institutions that the Variable Account's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Such Variable Accounts require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Account to obtain those securities in the event of a default under the repurchase agreement. The investment adviser monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than the amount owed to the Variable Account under each such repurchase agreement.

FOREIGN CURRENCY TRANSLATION
Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

WRITTEN OPTIONS
Certain Variable Accounts may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. The writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value of the underlying securities or exchange rates to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Variable Account's management on the direction of interest and exchange rates.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Certain Variable Accounts may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts will be entered into for hedging purposes as well as for non-hedging purposes. For hedging purposes, certain Variable Accounts may enter into contracts to deliver or receive foreign currency they will receive from or require for their normal investment activities. They may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, certain Variable Accounts may enter into contracts with the intent of changing the relative exposure of the Accounts' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

FEDERAL INCOME TAXES
The Variable Accounts are funding vehicles for individual variable annuities. The operations of the Variable Accounts are part of the operations of Sun Life Assurance Company of Canada (U.S.), the Sponsor, and are not taxed separately; the Variable Accounts are not taxed as regulated investment companies. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income.

INVESTMENT TRANSACTIONS AND INCOME
Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

As appropriate, based on its investments, certain of the Variable Accounts use the effective interest method for reporting interest income on payment-in-kind
(PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Variable Account at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses.

Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

FEES PAID INDIRECTLY
The Variable Accounts' custodian bank calculates its fees based on the Accounts' average daily net assets. A fee arrangement provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Accounts. This amount is shown as a reduction of expenses on the Statement of Operations.

(3) CONTRACT CHARGES
The Sponsor makes a deduction from the Variable Accounts at the end of each valuation period, during both the accumulation period and after annuity payments begin, for assuming the mortality and expense risks under the contracts. The rate of the deduction may be changed annually but in no event may it exceed 1.25% of the average net assets of each Variable Account attributable to Compass 3 contracts, or, with respect to Compass 2 contracts, 1.30% of the assets of Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account and Money Market Variable Account, or 1.25% of the assets of Managed Sectors Variable Account, Total Return Variable Account and World Governments Variable Account attributable to such contracts.

For assuming the distribution expense risk under Compass 3 contracts, the Sponsor makes a deduction from the Variable Accounts at the end of each valuation period for the first seven contract years at an effective annual rate of 0.15% of the net assets of the Variable Accounts attributable to such contracts. Contracts are transferred from Compass 3 to Compass 3--Level 2 in the month following the seventh contract anniversary. No deduction is made after the seventh contract anniversary. No deduction is made with respect to assets attributable to Compass 2 contracts.

Each year, on the contract anniversary, a contract maintenance charge of $25 with respect to Compass 2 contracts and $30 with respect to Compass 3 contracts is deducted from each contract's accumulation account and paid the Sponsor to cover administrative expenses relating to the contract. After the annuity commencement date, the annual contract maintenance charge is deducted pro rata from each annuity payment made during the year.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges (including the distribution expense charge described above applicable to Compass 3 contracts) exceed 5% of the purchase payments made under a Compass 2 contract or 9% of the purchase payments made under a Compass 3 contract.

(4) ANNUITY RESERVES
Annuity reserves for contracts with annuity commencement dates prior to February 1, 1987 have been calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after February 1, 1987 are calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts in payment period are calculated using an assumed interest rate of 4%. Required adjustments are accomplished by transfers to or from the Sponsor.

(5) MANAGEMENT AGREEMENTS
The Management Agreements provide that the Variable Accounts will pay the Investment Adviser, Massachusetts Financial Services Company, a wholly-owned subsidiary of the Sponsor, a fee computed daily and paid monthly at an effective annual rate based on a percentage of each Variable Account's average daily net assets as follows:

                                                             Annual Rate of Management Fee     Annual Rate of Management Fee
                                                                    Based on Average                  Based on Average
                                                                    Daily Net Assets                  Daily Net Assets
                                                               Not Exceeding $300 Million        in Excess of $300 Million
                                                             ------------------------------    ------------------------------
Capital Appreciation Variable Account....................                0.75%                             0.675%
Government Securities Variable Account...................                0.55%                             0.495%
High Yield Variable Account..............................                0.75%                             0.675%
Managed Sectors Variable Account.........................                0.75%                             0.675%
Money Market Variable Account............................                0.50%                             0.500%
Total Return Variable Account............................                0.75%                             0.675%
World Governments Variable Account.......................                0.75%                             0.675%

The agreements also provide that the Investment Adviser will pay certain Variable Account expenses in excess of 1.25% of the average daily net assets of each Variable Account for any calendar year. The Variable Accounts pay no compensation directly to their officers or members of the Boards of Managers who are affiliated with the Investment Adviser or the Sponsor.

(6) PORTFOLIO SECURITIES
For the year ended December 31, 1996, purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, were as follows:

                                                                                          Purchases            Sales
                                                                                        --------------     --------------
Capital Appreciation Variable Account...............................................    $  351,265,580     $  399,121,584
High Yield Variable Account.........................................................       194,831,049        202,891,027
Managed Sectors Variable Account....................................................       108,583,124         95,281,867
Money Market Variable Account*......................................................     1,247,284,805      1,254,889,000
Total Return Variable Account.......................................................       216,264,210        218,126,392
World Governments Variable Account..................................................        55,485,700         53,742,852

For the year ended December 31, 1996, purchases and sales of U.S. government securities, other than purchased option transactions and short-term obligations, were as follows:

                                                                                          Purchases            Sales
                                                                                        --------------     --------------
Government Securities Variable Account..............................................    $   93,253,551     $  114,500,502
Money Market Variable Account*......................................................     2,344,082,351      2,377,531,444
Total Return Variable Account.......................................................       128,150,534        128,084,504
World Governments Variable Account..................................................        71,227,011         71,511,844

* Purchases and sales of investments for Money Market Variable Account consist solely of short-term obligations.

(7) HIGH-YIELD SECURITIES AND FINANCIAL INSTRUMENTS
Although the High Yield Variable Account has a diversified portfolio, its portfolio is invested in high-yield securities rated below investment grade or which are unrated. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Certain Variable Accounts trade financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Variable Accounts have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 1996, is as follows:

WRITTEN OPTION TRANSACTIONS
World Governments Variable Account

                                                                      1996 Calls                           1996 Puts
                                                            -------------------------------     -------------------------------
                                                            Principal Amounts                   Principal Amounts
                                                              of Contracts                        of Contracts
                                                              (000 Omitted)       Premiums        (000 Omitted)       Premiums
                                                            -----------------     ---------     -----------------     ---------
Outstanding, beginning of year --
  Australian Dollars......................................        --              $  --                    981        $  12,572
  Deutsche Marks/British Pounds...........................           3,415           15,181           --                 --
  Italian Lire/Deutsche Marks.............................       5,191,550           86,037          5,191,550          191,159
  Japanese Yen............................................        --              $  --                152,500        $  19,888
                                                                ----------        ---------         ----------        ---------

                                                                 1996 Calls                           1996 Puts
                                                       -------------------------------     -------------------------------
                                                       Principal Amounts                   Principal Amounts
                                                         of Contracts                        of Contracts
                                                         (000 Omitted)       Premiums        (000 Omitted)       Premiums
                                                       -----------------     ---------     -----------------     ---------
Options written --
  Australian Dollars......................................             919        $   4,978           --              $  --
  Canadian Dollars........................................           3,131            3,214              4,526           13,654
  Deutsche Marks..........................................          28,351          148,857              3,118            8,559
  Deutsche Marks/British Pounds...........................          16,071           58,944              8,724          135,374
  Italian Lire/Deutsche Marks.............................       4,140,601           32,517           --                 --
  Japanese Yen............................................         447,306           21,553            432,282           28,163
  New Zealand Dollars.....................................        --                 --                  2,497            3,713
  Spanish Pesetas/Deutsche Marks..........................        --                 --                345,239            8,535
  Swiss Francs/Deutsche Marks.............................           2,933            8,902              6,412           79,193
Options terminated in closing transactions --
  Australian Dollars......................................            (919)          (4,978)          --                 --
  Canadian Dollars........................................        --                 --               --                 --
  Deutsche Marks..........................................         (28,351)        (148,857)            (3,118)          (8,559)
  Deutsche Marks/British Pounds...........................          (6,798)         (23,046)          --                 --
  Italian Lire/Deutsche Marks.............................      (9,332,151)        (118,554)        (5,191,550)        (191,159)
  Japanese Yen............................................        (447,306)         (21,553)          (398,500)         (36,993)
  New Zealand Dollars.....................................        --                 --                 (2,497)          (3,713)
Options expired --
  Australian Dollars......................................        --                 --                   (981)         (12,572)
  Canadian Dollars........................................          (3,131)          (3,214)            (4,526)         (13,654)
  Deutsche Marks/British Pounds...........................          (8,523)         (35,120)          --                 --
  Japanese Yen............................................        --                 --               (186,282)         (11,058)
  Spanish Pesetas/Deutsche Marks..........................        --                 --               (345,239)          (8,535)
                                                                ----------        ---------         ----------        ---------
Outstanding, end of period................................           7,098        $  24,861             15,136        $ 214,567
                                                                ==========        =========         ==========        =========
Options outstanding at end of period consist of:
  Deutsche Marks/British Pounds...........................           4,165        $  15,959              8,724        $ 135,374
  Swiss Francs/Deutsche Marks.............................           2,933            8,902              6,412           79,193
                                                                ----------        ---------         ----------        ---------
Outstanding, end of period................................           7,098        $  24,861             15,136        $ 214,567
                                                                ==========        =========         ==========        =========

At December 31, 1996, the World Governments Variable Account had sufficient cash and/or securities at least equal to the value of the written options.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                    Contracts to          In Exchange
              Account                  Transaction       Settlement Date          Deliver/Receive             for
-----------------------------------    ------------    -------------------     ----------------------     ------------
World Governments Variable Account     Sales           2/07/97                 CHF          3,536,316     $  2,893,512
                                                       1/10/97 - 4/21/97       DEM          5,888,295        3,850,840
                                                       4/21/97                 GBP          1,141,824        1,894,782
                                                       2/24/97                 IEP            554,470          888,592
                                                       2/07/97                 ITL      5,004,102,505        3,286,421
                                                       1/29/97                 JPY        176,314,139        1,594,160
                                                       2/03/97                 NLG          1,158,670          707,628
                                                       4/21/97                 NZD          1,293,374          912,061
                                                       2/03/97 - 2/07/97       SEK          6,752,151        1,019,052
                                                                                                           -----------
                                                                                                          $ 17,047,048
                                                                                                           ===========
                                       Purchases
                                                       4/21/97                 AUD          1,054,000     $    837,686
                                                       2/07/97 - 4/21/97       CHF          2,381,456        1,852,668
                                                       1/21/97 - 4/21/97       DEM         10,868,536        7,182,627
                                                       2/07/97                 DKK          2,679,600          452,169
                                                       1/10/97 - 2/07/97       ITL      1,586,253,785        1,032,059
                                                       1/21/97 - 1/29/97       JPY        385,211,191        3,462,945
                                                       2/03/97                 NLG          1,224,066          719,055
                                                       2/03/97                 SEK          2,237,576          338,737
                                                                                                           -----------
                                                                                                          $ 15,877,946
                                                                                                           ===========

                                                         Net Unrealized
                                      Contracts at        Appreciation
              Account                     Value          (Depreciation)
-----------------------------------  ---------------     --------------
World Governments Variable Account     $ 2,652,598         $  240,914
                                         3,837,306             13,534
                                         1,950,715            (55,933)
                                           939,258            (50,666)
                                         3,287,695             (1,274)
                                         1,529,525             64,635
                                           672,457             35,171
                                           908,148              3,913
                                           992,222             26,830
                                       -----------          ---------
                                       $16,769,924         $  277,124
                                       ===========          =========

                                       $   835,742         $   (1,944)
                                         1,791,944            (60,724)
                                         7,100,838            (81,789)
                                           455,923              3,754
                                         1,042,578             10,519
                                         3,340,097           (122,848)
                                           710,411             (8,644)
                                           328,774             (9,963)
                                       -----------          ---------
                                       $15,606,307         $ (271,639)
                                       ===========          =========

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts for the World Governments Variable Account, excluded above, amounted to a net payable of $256,676 at December 31, 1996.

At December 31, 1996, the World Governments Variable Account had sufficient cash and/or securities to cover any commitments under these contracts.

See page 27 for an explanation of abbreviations used to indicate amounts shown in currencies other than the U.S. dollar.

(8) RESTRICTED SECURITIES
Certain of the Variable Accounts may invest in securities which are subject to legal or contractual restrictions on resale. At December 31, 1996, High Yield Variable Account owned the following restricted securities (consisting of 1.2% of the Account's net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Variable Account does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Boards of Managers.

                                                                                                Date of           Share/Par
               Account                                     Description                        Acquisition          Amount
--------------------------------------    ---------------------------------------------    ------------------     ---------
High Yield Variable Account               Atlantic Gulf Communities Corp.                  9/25/95                      150
                                          Envirosource, Inc.                               5/15/94                    1.666
                                          Gillett Holdings, Inc.                           10/08/92                  23.535
                                          Merrill Lynch Mortgage Investors, Inc.,
                                            8.083s, 2023                                   6/22/94                1,000,000
                                          Renaissance Cosmetics, Inc.                      8/15/96                      600


               Account                     Cost          Value
--------------------------------------  ----------     ----------
High Yield Variable Account             $   --         $      647
                                             7,288          4,477
                                           224,000        894,330

                                           693,125        840,625
                                           600,000        606,000
                                          --------     ----------
                                        $1,524,413     $2,346,079
                                          ========     ==========

(9) PARTICIPANT TRANSACTIONS
The changes in net assets from changes in numbers of outstanding units were as follows:

                                                         Year Ended December 31, 1996 (000 Omitted)
                           ------------------------------------------------------------------------------------------------------
                                             Transfers Between     Withdrawals,
                                             Variable Accounts      Surrenders,
                              Purchase           and Fixed        Annuitizations,           Net              Net          Net
                              Payments         Accumulation        and Contract        Accumulation     Annuitization   Increase
                              Received            Account             Charges            Activity         Activity     (Decrease)
                           ---------------   -----------------   -----------------   -----------------  -------------  ----------
                           Units   Dollars   Units    Dollars    Units    Dollars    Units    Dollars      Dollars      Dollars
                           -----   -------   ------   --------   ------   --------   ------   --------  -------------  ----------
Capital Appreciation
  Variable Account
  Compass 2 Contracts....    180   $ 7,455      (91)  $ (4,061)  (1,099)  $(45,738)  (1,010)  $(42,344)     $(349)      $(42,693)
  Compass 3 Contracts....    538    13,949    1,300      4,615     (851)   (16,530)     987      2,034          6          2,040
                                   --------           --------            --------            --------      -----       --------
                                   $21,404            $    554            $(62,268)           $(40,310)     $(343)      $(40,653)
                                   ========           ========            ========            ========      =====       ========
Government Securities
  Variable Account
  Compass 2 Contracts....    111   $ 2,777       88   $  1,771   (1,305)  $(32,747)  (1,106)  $(28,199)     $(190)      $(28,389)
  Compass 3 Contracts....    204     3,423      407      2,029     (478)    (6,717)     133     (1,265)       (93)        (1,358)
                                   --------           --------            --------            --------      -----       --------
                                   $ 6,200            $  3,800            $(39,464)           $(29,464)     $(283)      $(29,747)
                                   ========           ========            ========            ========      =====       ========
High Yield Variable
  Account
  Compass 2 Contracts....     84   $ 2,279      (68)  $ (1,706)    (709)  $(19,329)    (693)  $(18,756)     $(335)      $(19,091)
  Compass 3 Contracts....    126     2,486      253       (729)    (403)    (6,212)     (24)    (4,455)        (3)        (4,458)
                                   --------           --------            --------            --------      -----       --------
                                   $ 4,765            $ (2,435)           $(25,541)           $(23,211)     $(338)      $(23,549)
                                   ========           ========            ========            ========      =====       ========
Managed Sectors Variable
  Account
  Compass 2 Contracts....     27   $   890       11   $    569      (95)  $ (3,210)     (57)  $ (1,751)     $  51       $ (1,700)
  Compass 3 Contracts....    265     8,085      731      3,056     (388)    (8,702)     608      2,439         40          2,479
                                   --------           --------            --------            --------      -----       --------
                                   $ 8,975            $  3,625            $(11,912)           $    688      $  91       $    779
                                   ========           ========            ========            ========      =====       ========
Money Market Variable
  Account
  Compass 2 Contracts....     89   $ 1,495      (32)  $   (491)  (1,350)  $(22,684)  (1,292)  $(21,680)     $(175)      $(21,855)
  Compass 3 Contracts....    326     4,484     (748)   (13,778)  (1,241)   (15,033)  (1,662)   (24,327)       (12)       (24,339)
                                   --------           --------            --------            --------      -----       --------
                                   $ 5,979            $(14,269)           $(37,717)           $(46,007)     $(187)      $(46,194)
                                   ========           ========            ========            ========      =====       ========
Total Return Variable
  Account
  Compass 2 Contracts....     96   $ 2,226      145   $  3,421     (628)  $(14,638)    (387)  $ (8,991)     $(241)      $ (9,232)
  Compass 3 Contracts....    691    14,763    1,496      3,812   (1,252)   (22,124)     935     (3,549)        63         (3,486)
                                   --------           --------            --------            --------      -----       --------
                                   $16,989            $  7,233            $(36,762)           $(12,540)     $(178)      $(12,718)
                                   ========           ========            ========            ========      =====       ========
World Governments
  Variable Account
  Compass 2 Contracts....     14   $   246     (144)  $ (2,559)    (107)  $ (1,946)    (237)  $ (4,259)     $  (9)      $ (4,268)
  Compass 3 Contracts....     98     1,671       99       (634)    (182)    (2,642)      15     (1,605)       (81)        (1,686)
                                   --------           --------            --------            --------      -----       --------
                                   $ 1,917            $ (3,193)           $ (4,588)           $ (5,864)     $ (90)      $ (5,954)
                                   ========           ========            ========            ========      =====       ========

                                                         Year Ended December 31, 1995 (000 Omitted)
                           ------------------------------------------------------------------------------------------------------
                                             Transfers Between     Withdrawals,
                                             Variable Accounts      Surrenders,
                              Purchase           and Fixed        Annuitizations,           Net              Net          Net
                              Payments         Accumulation        and Contract        Accumulation     Annuitization   Increase
                              Received            Account             Charges            Activity         Activity     (Decrease)
                           ---------------   -----------------   -----------------   -----------------  -------------  ----------
                           Units   Dollars   Units    Dollars    Units    Dollars    Units    Dollars      Dollars      Dollars
                           -----   -------   ------   --------   ------   --------   ------   --------  -------------  ----------
Capital Appreciation
  Variable Account
  Compass 2 Contracts....    237   $ 7,828       84   $  3,030   (1,617)  $(53,462)  (1,296)  $(42,604)     $(459)      $(43,063)
  Compass 3 Contracts....    523    11,480      797      2,783     (779)   (15,819)     541     (1,556)        85         (1,471)
                                   --------           --------            --------            --------      -----       --------
                                   $19,308            $  5,813            $(69,281)           $(44,160)     $(374)      $(44,534)
                                   ========           ========            ========            ========      =====       ========
Government Securities
  Variable Account
  Compass 2 Contracts....    141   $ 3,360   (1,455)  $(34,220)  (1,633)  $(38,734)  (2,947)  $(69,594)     $   9       $(69,585)
  Compass 3 Contracts....    217     3,634     (223)    (8,332)    (420)    (6,709)    (426)   (11,407)       156        (11,251)
                                   --------           --------            --------            --------      -----       --------
                                   $ 6,994            $(42,552)           $(45,443)           $(81,001)     $ 165       $(80,836)
                                   ========           ========            ========            ========      =====       ========
High Yield Variable
  Account
  Compass 2 Contracts....    106   $ 2,618       (3)  $   (225)    (897)  $(22,116)    (794)  $(19,723)     $ 226       $(19,497)
  Compass 3 Contracts....    136     2,474      865      4,267     (226)    (3,890)     775      2,851          1          2,852
                                   --------           --------            --------            --------      -----       --------
                                   $ 5,092            $  4,042            $(26,006)           $(16,872)     $ 227       $(16,645)
                                   ========           ========            ========            ========      =====       ========
Managed Sectors Variable
  Account
  Compass 2 Contracts....     28   $   795      101   $  2,867     (141)  $ (4,009)     (12)  $   (347)     $ (16)      $   (363)
  Compass 3 Contracts....    215     6,067      316        714     (194)    (5,303)     337      1,478     --              1,478
                                   --------           --------            --------            --------      -----       --------
                                   $ 6,862            $  3,581            $ (9,312)           $  1,131      $ (16)      $  1,115
                                   ========           ========            ========            ========      =====       ========
Money Market Variable
  Account
  Compass 2 Contracts....    113   $ 1,833    1,275   $ 20,487   (1,738)  $(28,147)    (350)  $ (5,827)     $(165)      $ (5,992)
  Compass 3 Contracts....    408     5,426      325      1,987     (842)   (10,938)    (109)    (3,525)       (33)        (3,558)
                                   --------           --------            --------            --------      -----       --------
                                   $ 7,259            $ 22,474            $(39,085)           $ (9,352)     $(198)      $ (9,550)
                                   ========           ========            ========            ========      =====       ========
Total Return Variable
  Account
  Compass 2 Contracts....    127   $ 2,491      153   $  3,187     (889)  $(17,489)    (609)  $(11,811)     $ 153       $(11,658)
  Compass 3 Contracts....    698    13,073      760     (2,647)    (848)   (15,127)     610     (4,701)       (76)        (4,777)
                                   --------           --------            --------            --------      -----       --------
                                   $15,564            $    540            $(32,616)           $(16,512)     $  77       $(16,435)
                                   ========           ========            ========            ========      =====       ========
World Governments
  Variable Account
  Compass 2 Contracts....     20   $   341      (41)  $   (720)    (138)  $ (2,396)    (159)  $ (2,775)     $  (8)      $ (2,783)
  Compass 3 Contracts....    102     1,722       80     (1,013)    (166)    (2,684)      16     (1,975)       131         (1,844)
                                   --------           --------            --------            --------      -----       --------
                                   $ 2,063            $ (1,733)           $ (5,080)           $ (4,750)     $ 123       $ (4,627)
                                   ========           ========            ========            ========      =====       ========

(10) DETAILED STATEMENTS OF OPERATIONS -- Year Ended December 31, 1996 (000 Omitted)

                                                           Capital Appreciation Variable Account
                           ------------------------------------------------------------------------------------------------------
                                    Compass 2                      Compass 3                 Compass 3 - Level 2
                           ----------------------------   ----------------------------   ----------------------------
                           Accumulation   Annuitization   Accumulation   Annuitization   Accumulation   Annuitization     Total
                           ------------   -------------   ------------   -------------   ------------   -------------   ---------
Investment income:
  Interest...............    $    156         $   2         $     45         $ --          $      6         $ --        $    209
  Dividends..............       2,524            31              726             3              125           --           3,409
                           ------------       -----       ------------       -----       ------------       -----       ---------
    Total investment
      income.............    $  2,680         $  33         $    771         $   3         $    131         $ --        $  3,618
Expenses.................       8,206            38            2,471             3              393           --          11,111
                           ------------       -----       ------------       -----       ------------       -----       ---------
  Net investment loss....    $ (5,526)        $  (5)        $ (1,700)        $ --          $   (262)        $ --        $ (7,493)
                           ------------       -----       ------------       -----       ------------       -----       ---------
Realized and unrealized
 gains (losses) on
 investments:
  Net realized gains.....    $ 54,788         $ 671         $ 15,914         $  58         $  2,496         $   4       $ 73,931
  Net unrealized gains
    (losses).............      24,305           287            6,627            26            1,134            (2)        32,377
                           ------------       -----       ------------       -----       ------------       -----       ---------
Net realized and
 unrealized gains on
 investments.............    $ 79,093         $ 958         $ 22,541         $  84         $  3,630         $   2       $106,308
                           ------------       -----       ------------       -----       ------------       -----       ---------
Increase in net assets
  from operations........    $ 73,567         $ 953         $ 20,841         $  84         $  3,368         $   2       $ 98,815
                           ===========    ==========      ===========    ==========      ===========    ==========      ========

                                                           Government Securities Variable Account
                           ------------------------------------------------------------------------------------------------------
                                    Compass 2                      Compass 3                 Compass 3 - Level 2
                           ----------------------------   ----------------------------   ----------------------------
                           Accumulation   Annuitization   Accumulation   Annuitization   Accumulation   Annuitization     Total
                           ------------   -------------   ------------   -------------   ------------   -------------   ---------
Investment income:
  Interest...............    $ 15,101         $ 196         $  2,452         $   9         $    676         $   9       $ 18,443
                           ------------       -----       ------------       -----       ------------       -----       ---------
    Total investment
      income.............    $ 15,101         $ 196         $  2,452         $   9         $    676         $   9       $ 18,443
Expenses.................       3,902            16              667             1              169             1          4,756
                           ------------       -----       ------------       -----       ------------       -----       ---------
  Net investment
    income...............    $ 11,199         $ 180         $  1,785         $   8         $    507         $   8       $ 13,687
                           ------------       -----       ------------       -----       ------------       -----       ---------
Realized and unrealized
 gains (losses) on
 investments:
  Net realized losses....    $   (121)        $  (1)        $    (20)        $ --          $     (9)        $ --        $   (151)
  Net unrealized gains
    (losses).............     (10,552)         (138)          (1,779)           34             (302)           (4)       (12,741)
                           ------------       -----       ------------       -----       ------------       -----       ---------
Net realized and
 unrealized gains
 (losses) on
 investments.............    $(10,673)        $(139)        $ (1,799)        $  34         $   (311)        $  (4)      $(12,892)
                           ------------       -----       ------------       -----       ------------       -----       ---------
Increase (decrease) in
  net assets from
  operations.............    $    526         $  41         $    (14)        $  42         $    196         $   4       $    795
                           ===========    ==========      ===========    ==========      ===========    ==========      ========

                                                                High Yield Variable Account
                           ------------------------------------------------------------------------------------------------------
                                    Compass 2                      Compass 3                 Compass 3 - Level 2
                           ----------------------------   ----------------------------   ----------------------------
                           Accumulation   Annuitization   Accumulation   Annuitization   Accumulation   Annuitization     Total
                           ------------   -------------   ------------   -------------   ------------   -------------   ---------
Investment income:
  Interest...............    $ 13,924         $ 258         $  2,885         $   2         $  1,360         $  --       $ 18,429
                           ------------       -----       ------------       -----       ------------       -----       ---------
    Total investment
      income.............    $ 13,924         $ 258         $  2,885         $   2         $  1,360         $  --       $ 18,429
Expenses.................       3,123            23              657            --              299            --          4,102
                           ------------       -----       ------------       -----       ------------       -----       ---------
  Net investment
    income...............    $ 10,801         $ 235         $  2,228         $   2         $  1,061         $  --       $ 14,327
                           ------------       -----       ------------       -----       ------------       -----       ---------
Realized and unrealized
 gains on investments:
  Net realized gains.....    $  2,283         $  42         $    445         $  --         $    180         $  --       $  2,950
  Net unrealized gains...       2,027            63              677            --              442            --          3,209
                           ------------       -----       ------------       -----       ------------       -----       ---------
Net realized and
 unrealized gains on
 investments.............    $  4,310         $ 105         $  1,122         $  --         $    622         $  --       $  6,159
                           ------------       -----       ------------       -----       ------------       -----       ---------
Increase in net assets
  from operations........    $ 15,111         $ 340         $  3,350         $   2         $  1,683         $  --       $ 20,486
                           ===========    ==========      ===========    ==========      ===========    ==========      ========

                                                              Managed Sectors Variable Account
                           ------------------------------------------------------------------------------------------------------
                                    Compass 2                      Compass 3                 Compass 3 - Level 2
                           ----------------------------   ----------------------------   ----------------------------
                           Accumulation   Annuitization   Accumulation   Annuitization   Accumulation   Annuitization     Total
                           ------------   -------------   ------------   -------------   ------------   -------------   ---------
Investment income:
  Interest...............    $     33         $  --         $     77         $  --         $     10         $  --       $    120
  Dividends..............         176             1              405            --               55            --            637
                           ------------       -----       ------------       -----       ------------       -----       ---------
    Total investment
      income.............    $    209         $   1         $    482         $  --         $     65         $  --       $    757
Expenses.................         524             1            1,279            --              172            --          1,976
                           ------------       -----       ------------       -----       ------------       -----       ---------
  Net investment loss....    $   (315)        $  --         $   (797)        $  --         $   (107)        $  --       $ (1,219)
                           ------------       -----       ------------       -----       ------------       -----       ---------
Realized and unrealized
 gains on investments:
  Net realized gains.....    $  3,813         $  20         $  8,605         $   1         $  1,237         $  --       $ 13,676
  Net unrealized gains...         207             2              725            --              166            --          1,100
                           ------------       -----       ------------       -----       ------------       -----       ---------
Net realized and
 unrealized gains on
 investments.............    $  4,020         $  22         $  9,330         $   1         $  1,403         $  --       $ 14,776
                           ------------       -----       ------------       -----       ------------       -----       ---------
Increase in net assets
  from operations........    $  3,705         $  22         $  8,533         $   1         $  1,296         $  --       $ 13,557
                           ===========    ==========      ===========    ==========      ===========    ==========      ========

                                                               Money Market Variable Account
                           ------------------------------------------------------------------------------------------------------
                                    Compass 2                      Compass 3                 Compass 3 - Level 2
                           ----------------------------   ----------------------------   ----------------------------
                           Accumulation   Annuitization   Accumulation   Annuitization   Accumulation   Annuitization     Total
                           ------------   -------------   ------------   -------------   ------------   -------------   ---------
Investment income:
  Interest...............    $  5,208         $  72         $  2,044         $   1         $    572         $  --       $  7,897
                           ------------       -----       ------------       -----       ------------       -----       ---------
    Total investment
      income.............    $  5,208         $  72         $  2,044         $   1         $    572         $           $  7,897
Expenses.................       1,819             7              752            --              193            --          2,771
                           ------------       -----       ------------       -----       ------------       -----       ---------
  Net investment
    income...............    $  3,389         $  65         $  1,292         $   1         $    379         $  --       $  5,126
                           ------------       -----       ------------       -----       ------------       -----       ---------
Realized and unrealized
 gains (losses) on
 investments.............    $ 11,154         $ 141         $(11,296)        $   1         $     --         $  --       $     --
                           ------------       -----       ------------       -----       ------------       -----       ---------
Increase (decrease) in
  net assets from
  operations.............    $ 14,543         $ 206         $(10,004)        $   2         $    379         $  --       $  5,126
                           ===========    ==========      ===========    ==========      ===========    ==========      ========

                                                               Total Return Variable Account
                           ------------------------------------------------------------------------------------------------------
                                    Compass 2                      Compass 3                 Compass 3 - Level 2
                           ----------------------------   ----------------------------   ----------------------------
                           Accumulation   Annuitization   Accumulation   Annuitization   Accumulation   Annuitization     Total
                           ------------   -------------   ------------   -------------   ------------   -------------   ---------
Investment income:
  Interest...............    $  3,219         $  65         $  4,087         $   9         $    856         $   1       $  8,237
  Dividends..............       1,841            37            2,341             5              491             1          4,716
                           ------------       -----       ------------       -----       ------------       -----       ---------
    Total investment
      income.............    $  5,060         $ 102         $  6,428         $  14         $  1,347         $   2       $ 12,953
Expenses.................       2,215            18            3,016             2              592            --          5,843
                           ------------       -----       ------------       -----       ------------       -----       ---------
  Net investment
    income...............    $  2,845         $  84         $  3,412         $  12         $    755         $   2       $  7,110
                           ------------       -----       ------------       -----       ------------       -----       ---------
Realized and unrealized
 gains (losses) on
 investments:
  Net realized gains.....    $ 10,955         $ 221         $ 13,789         $  31         $  2,961         $   3       $ 27,960
  Net unrealized gains
    (losses).............      (1,118)          (24)          (1,763)           (3)             (37)            1         (2,944)
                           ------------       -----       ------------       -----       ------------       -----       ---------
Net realized and
 unrealized gains on
 investments.............    $  9,837         $ 197         $ 12,026         $  28         $  2,924         $   4       $ 25,016
                           ------------       -----       ------------       -----       ------------       -----       ---------
Increase in net assets
  from operations........    $ 12,682         $ 281         $ 15,438         $  40         $  3,679         $   6       $ 32,126
                           ===========    ==========      ===========    ==========      ===========    ==========      ========

                                                             World Governments Variable Account
                           ------------------------------------------------------------------------------------------------------
                                    Compass 2                      Compass 3                 Compass 3 - Level 2
                           ----------------------------   ----------------------------   ----------------------------
                           Accumulation   Annuitization   Accumulation   Annuitization   Accumulation   Annuitization     Total
                           ------------   -------------   ------------   -------------   ------------   -------------   ---------
Investment income:
  Interest...............     $  838          $   5          $1,144          $   7           $308           $   4        $ 2,306
                               -----          -----          ------            ---          -----             ---       ---------
    Total investment
      income.............     $  838          $   5          $1,144          $   7           $308           $   4        $ 2,306
Expenses.................        275              1             401              1            101              --            779
                               -----          -----          ------            ---          -----             ---       ---------
  Net investment
    income...............     $  563          $   4          $  743          $   6           $207           $   4        $ 1,527
                               -----          -----          ------            ---          -----             ---       ---------
Realized and unrealized
 gains (losses) on
 investments:
  Net realized losses....     $  (82)         $  --          $ (162)         $  (1)          $(19)          $  (1)       $  (265)
  Net unrealized gains
    (losses).............       (184)            (1)           (144)            (5)            (9)              4           (339)
                               -----          -----          ------            ---          -----             ---       ---------
Net realized and
 unrealized gains
 (losses) on
 investments.............     $ (266)         $  (1)         $ (306)         $  (6)          $(28)          $   3        $  (604)
                               -----          -----          ------            ---          -----             ---       ---------
Increase in net assets
  from operations........     $  297          $   3          $  437          $  --           $179           $   7        $   923
                           ===========    ==========      ===========    ==========      ===========    ==========      ========

INDEPENDENT AUDITORS' REPORT

To the Participants in and the Board of Managers of Capital Appreciation
  Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, Total Return Variable Account and World Governments Variable Account and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, Total Return Variable Account and World Governments Variable Account (the "Variable Accounts") as of December 31, 1996, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1996 and 1995 and the per unit and other data for each of the years in the five-year period ended December 31, 1996. These financial statements and the per unit and other data are the responsibility of the Variable Accounts' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the per unit and other data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and per unit and other data present fairly, in all material respects, the financial position of the Variable Accounts at December 31, 1996, the results of their operations, the changes in their net assets, and their per unit and other data for each of the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 7, 1997

                ------------------------------------------------

This Compass annual report is prepared for the general information of contract owners. It is authorized for distribution to prospective purchasers only when preceded by an effective prospectus.

MEMBERS OF BOARDS OF MANAGERS
AND OFFICERS
JOHN D. McNEIL*, Chairman and Member
Chairman, Sun Life Assurance Company of Canada,
Toronto, Ontario, Canada

BONNIE S. ANGUS, Secretary
Secretary, Sun Life Assurance Company of Canada (U.S.),
Wellesley Hills, Massachusetts

SAMUEL ADAMS, Member
Partner, Warner & Stackpole,
Boston, Massachusetts

GEOFFREY CROFTS, Member
Professor Emeritus, University of Hartford,
Hartford, Connecticut

DAVID D. HORN*, Member
Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,
Wellesley Hills, Massachusetts

GARTH MARSTON, Member
Former Chairman, The Provident Institution for Savings,
Boston, Massachusetts

DERWYN F. PHILLIPS, Member
Former Vice Chairman, The Gillette Company,
Boston, Massachusetts

SUN LIFE ASSURANCE COMPANY
OF CANADA (U.S.)

ANNUITY SERVICE MAILING ADDRESS
c/o Sun Life Annuity Service Center
P.O. Box 1024, Boston, MA 02103-9986

INVESTMENT MANAGER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

DISTRIBUTOR
Clarendon Insurance Agency, Inc.
500 Boylston Street, Boston, MA 02116-3741

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110-1616

*Affiliated with the Investment Adviser

-------------------------------------------------------

 ACCOUNT INFORMATION
 For account information, please call toll free:
 1-800-752-7218 anytime from a touch-tone
 telephone.
 To speak with a customer service representative,
 please call toll free: 1-800-752-7215 any
 business day from 8 a.m. to 6 p.m. Eastern time.
-------------------------------------------------------

                                                                 COUS-2 2/97 72M


                                                           [COMPASS LOGO]

                                              PROFESSIONALLY MANAGED COMBINATION
                                                        FIXED/VARIABLE ANNUITIES
                                                    FOR PERSONAL INVESTMENTS AND
                                                      QUALIFIED RETIREMENT PLANS

                       ANNUAL REPORT - DECEMBER 31, 1996

                     Capital Appreciation Variable Account
                     Government Securities Variable Account
                          High Yield Variable Account
                        Managed Sectors Variable Account
                         Money Market Variable Account
                         Total Return Variable Account
                       World Governments Variable Account

                                                                       Issued by
                                    Sun Life Assurance Company of Canada (U.S.),
                                                    A Wholly-Owned Subsidiary of
                                            Sun Life Assurance Company of Canada

                                    PART C

                               OTHER INFORMATION


ITEM 28. FINANCIAL STATEMENTS AND EXHIBITS

         (a) THE FOLLOWING FINANCIAL STATEMENTS ARE INCLUDED IN THIS REGISTRATION STATEMENT:

             INCLUDED IN PART A:

             A. Condensed Financial Information - Per Accumulation Unit Income
                and Capital Changes.

             INCLUDED IN PART B:

            A. Financial Statements of Money Market Variable Account, High
               Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account.*

               1. Statement of Conidition, December 31, 1996;
               2. Statements of Operations, Year Ended December 31, 1996;
               3. Statements of Changes in Net Assets, Years Ended
                  December 31, 1995 and 1996;
               4. Notes to Financial Statements; and

               5. Independent Auditors' Report.

            B. Financial Statements of Sun Life Assurance Company of Canada
               (U.S.):

               1. Statutory Statements of Admitted Assets, Liabilities and
                  Capital Stock and Surplus, December 31, 1996 and 1995.
               2. Statutory Statements of Operations, Years Ended December
                  31, 1996, 1995 and 1994.
               3. Statutory Statements of Changes in Capital Stock and
                  Surplus, Years Ended December 31, 1996, 1995 and 1994.
               4. Statutory Statements of Cash Flow, Years Ended December 31,
                  1996, 1995 and 1994.
               5. Notes to Statutory Financial Statements.

               6. Independent Auditors' Report.
_____________________

*Incorporated herein by reference to the Registrants' Annual Report to contract owners for the year ended December 31, 1996.

     (b) The following Exhibits are Incorporated in this Registration Statement by Reference unless otherwise Indicated:

          1 Resolution of the Board of Directors of the Insurance Company dated July 21, 1982 authorizing the establishment of Money Market Variable Account ("MMVA"), High Yield Variable Account ("HYVA"), Capital Appreciation Variable Account ("CAVA"), Government Guaranteed Variable Account ("GGVA"), Government Markets Variable Account ("GMVA"), Total Return Variable Account ("TRVA") and Managed Sectors Variable Account ("MSVA") (collectively, the "Registrants") (filed as Exhibit 1 to the Registration Statements of the Registrants on Form N-3
                 (File Nos. 33-19628 (MMVA), 33-19631 (HYVA), 33-19632 (CAVA),
                 33-19630 (GGVA), 33-19629 (GMVA), 33-19626 (TRVA) and
                 33-19627 (MSVA) (collectively, the "Registration Statements")). MMVA, HYVA, CAVA and GGVA are referred to herein collectively as the "Previous Registrants."

          2 (a) Rules and Regulations of the Previous Registrants (filed as Exhibits 2.4 to the Registration Statements of the Previous Registrants on Form N-1 (File Nos. 2-79141 (MMVA), 2-79142
                 (HYVA), 2-79143 (CAVA) and 2-90805 (GGVA)).

            (b) Rules and Regulations of GMVA (Filed as Exhibit 2(b) to the Registration Statement of GMVA on Form N-3
                 (File No. 33-19629)).

            (c) Rules and Regulations of TRVA (Filed as Exhibit 2(c) to the Registration Statement of TRVA on Form N-3
                 (File No. 33-19626)).

            (d) Rules and Regulations of MSVA (Filed as Exhibit 2(d) to the Registration Statement of MSVA on Form N-3
                 (File No. 33-19627)).

          3 (a) Custodian Agreements between State Street Bank and Trust Company and the Previous Registrants (Filed as
                 Exhibits 8.1, 8.2 and 8.3 to Amendment No. 1 to the Registration Statements of MMVA, HYVA and CAVA on Form N-1 and as Exhibit 8 to the Registration Statement of GGVA on Form N-1).

            (b) Custodian Agreement between State Street Bank and Trust Company and GMVA (Filed as Exhibit 3(b) to Pre-Effective Amendment No. 1 to the Registration Statement of GMVA on Form N-3 (File No. 33-19629)).

            (c) Custodian Agreement between State Street Bank and Trust Company and TRVA (Filed as Exhibit 3(c) to Pre-Effective Amendment No. 1 to the Registration Statement of TRVA on Form N-3 (File No. 33-19626)).

            (d) Custodian Agreement between State Street Bank and Trust Company and MSVA (Filed as Exhibit 3(d) to Pre-Effective Amendment No. 1 to the Registration Statement of MSVA on Form N-3 (File No. 33-19627)).

          4 (a) Investment Management Agreements between Massachusetts Financial Services Company and the Previous Registrants (filed as Exhibits 5.1, 5.2 and 5.3 to Amendment No. 1 to the Registration Statements of MMVA, HYVA and CAVA on
                 Form N-1 and as Exhibit 5 to the Registration Statement of GGVA on Form N-1).

            (b) Investment Management Agreement between Massachusetts Financial Services Company and GMVA (Filed as Exhibit 4(b) to Pre-Effective Amendment No. 1 to the Registration Statement of GMVA on Form N-3 (File No. 33-19629)).

            (c) Investment Management Agreement between Massachusetts Financial Services Company and TRVA (Filed as Exhibit 4(c) to Pre-Effective Amendment No. 1 to the Registration Statement of TRVA on Form N-3 (File No. 33-19626)).

            (d) Investment Management Agreement between Massachusetts Financial Services Company and MSVA (Filed as Exhibit 4(d) to Pre-Effective Amendment No. 1 to the Registration Statement of MSVA on Form N-3 (File No. 33-19627)).

          5 (a) Marketing Coordination and Administrative Services Agreement between the Insurance Company, Massachusetts Financial Services Company and Clarendon Insurance Agency, Inc. dated July 22, 1982 (filed as Exhibit 6.1 to Amendment No. 6 to the Registration Statements of MMVA, HYVA and CAVA on Form N-1 and as Exhibit 6.1 to the Registration Statement of GGVA on Form N-1).

            (b)  (i)   Specimen Sales Operations and General Agent Agreement.

                 (ii)  Specimen Broker-Dealer Supervisory and Service Agreement.

                 (iii) Specimen Registered Representatives Agent Agreement;
                       (filed as Exhibits 6.2, 6.3 and 6.4, respectively, to the Registration Statements of the Previous Registrants on Form N-1).

          6 Compass 2 Flexible Payment Deferred Combination Variable and Fixed Annuity Contract (filed as Exhibit 6 to Pre-Effective Amendment No. 1 to the Registration Statements of the Registrants on Form N-3).

          7 Form of Application used with the Compass 2 Variable Annuity Contract filed as Exhibit 6 (filed as Exhibit 7 to Pre-Effective Amendment No. 1 to the Registration Statements of GMVA, TRVA and MSVA, Post-Effective Amendment No. 12 to the Registration Statements of MMVA, HYVA and CAVA and Post-Effective Amendment No. 7 to the Registration Statement of GGVA on Form N-3).

          8 Certificate of Incorporation and By-Laws of the Insurance Company (filed as Exhibits 1 and 2.1, respectively, to the Registration Statements of the Previous Registrants on Form N-1).

          9      Not Applicable.

         10      Not Applicable.


         11 (a) Service Agreement between Sun Life Assurance Company of Canada and the Insurance Company dated January 18, 1971 (filed as Exhibit No. 9 to the Registration Statements of the Previous Registrants on Form N-1).

            (b) Master Administrative Services Agreement dated March 1, 1997 (incorporated by reference to MFS/Sun Life Series Trust (file nos. 2-83616 and 811-3732) Post-Effective Amendment No. 19 filed with the SEC via EDGAR on March 18, 1997).



         12 Opinion of David D. Horn, Esq. and Consent to its use as to the legality of the securities being registered (Filed as Exhibit No. 12 to Pre-effective Amendment No. 1 to the Registration Statements of GMVA, TRVA and MSVA, Post-effective Amendment No. 12 to the Registration Statements of NMVA, HYVA and CAVA and Post-effective Amendment No. 7 to the Registration Statement of GGVA on Form N-3);

         13      Consent of Deloitte & Touche, LLP; filed herewith.

         14      None.

         15      Not Applicable.

         16      Not Applicable.

         17 Financial Data Schedule meeting the requirements of Rule 483 under the Securities Act of 1933; filed herewith.


         Power of Attorney; filed herewith.

ITEM 29. DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY

NAME & PRINCIPAL          POSITIONS & OFFICES            POSITIONS & OFFICES
BUSINESS ADDRESS          WITH INSURANCE COMPANY           WITH REGISTRANTS
----------------          ----------------------         --------------------
John D. McNeil            Chairman and Director           Chairman and Member,
150 King Street West                                      Boards of Managers
Toronto, Ontario
Canada M5H 1J9

Donald A. Stewart         President and Director          None
150 King Street West
Toronto, Ontario
Canada M5H 1J9

NAME & PRINCIPAL            POSITIONS & OFFICES           POSITIONS & OFFICES
BUSINESS ADDRESS           WITH INSURANCE COMPANY           WITH REGISTRANTS
----------------           ----------------------         --------------------
David D. Horn              Senior Vice President          Member, Boards of
One Sun Life Executive     and General Manager            Managers
 Park                      and Director
Wellesley Hills, MA 02181

John S. Lane               Director                       None
150 King Street West
Toronto, Ontario
Canada M5H 1J9

Richard B. Bailey          Director                       None
500 Boylston Street
Boston, MA  02116

A. Keith Brodkin           Director                       None
500 Boylston Street
Boston, MA  02116

M. Colyer Crum             Director                       None
104 West Cliff Street
Weston, MA  02193

Angus A. MacNaughton       Director                       None
950 Tower Lane
Metro Tower
Suite 1170
Foster City, CA  94404

Robert P. Vrolyk           Vice President                 None
One Sun Life Executive     and Actuary
 Park
Wellesley Hills, MA 02181

Robert A. Bonner           Vice President,                None
One Sun Life Executive     Pensions
  Park
Wellesley Hills, MA  02181

NAME & PRINCIPAL           POSITIONS & OFFICES            POSITIONS & OFFICES
BUSINESS ADDRESS           WITH INSURANCE COMPANY           WITH REGISTRANTS
----------------           ----------------------         --------------------
S. Caesar Raboy            Senior Vice President,         None
One Sun Life Executive     Deputy General Manager
 Park                      and Director
Wellesley Hills, MA 02181

C. James Prieur            Vice President, Investments    None
One Sun Life Executive
 Park
Wellesley Hills, MA 02181

L. Brock Thomson           Vice PresidentNone
One Sun Life Executive     and Treasurer
 Park
Wellesley Hills, MA 02181

Margaret Seals Mead        Assistant Vice President       None
One Sun Life Executive     and Secretary
 Park
Wellesley Hills, MA 02181


ITEM 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE
         COMPANY

         No person is directly or indirectly controlled by Registrants.

         Registrants are separate accounts of Sun Life Assurance Company of Canada (U.S.), a wholly-owned subsidiary of Sun Life Assurance Company of Canada. Massachusetts Financial Services Company, a subsidiary of Sun Life Assurance Company of Canada (U.S.), is the investment adviser to the Registrants and Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Massachusetts Financial Services Company is the general distributor of the contracts issued in connection with the separate accounts.

          The following is a list of all corporations directly or indirectly controlled by or under common control with Sun Life Assurance Company of Canada, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship:

                                                            PERCENT OF
                                        STATE OR COUNTRY     OWNERSHIP
                                        OR JURISDICTION      OF VOTING
                                        OF INCORPORATION     SECURITIES
                                        ----------------     ----------
Sun Life Assurance Company of Canada      Canada               100%
Sun Life Assurance Company of Canada      Delaware             100%
 (U.S.)

                                                             PERCENT OF
                                         STATE OR COUNTRY     OWNERSHIP
                                         OR JURISDICTION      OF VOTING
                                         OF INCORPORATION     SECURITIES
                                         ----------------     ----------
Sun Life Assurance Company of Canada      United Kingdom         100%
 (U.K.) Limited
Sun Life of Canada Investment Management  Canada                 100%
 Limited
Sun Life of Canada Benefit Management     Canada                 100%
 Limited
Spectrum United Holdings, Inc.            Canada                 100%
Sun Canada Financial Co.                  Delaware               100%
Sun Life Insurance and Annuity Company    New York                  0%**
 of New York
Sun Investment Services Company           Delaware                  0%**
Sun Benefit Services Company, Inc.        Delaware                  0%**


Massachusetts Financial Services Company  Delaware                  0%+
New London Trust, F.S.B.                  Federal Chartered         0%**
Massachusetts Casualty Insurance Company  Massachusetts             0%**
Clarendon Insurance Agency, Inc.          Massachusetts             0%***
MFS Service Center, Inc.                  Delaware                  0%***
MFS/Sun Life Series Trust                 Massachusetts             0%****
Lifetime Advisers, Inc.                   Delaware                  0%***
MFS Financial Services, Inc.              Delaware                  0%***
Sun Capital Advisers, Inc.                Delaware                  0%**
MFS International, Ltd.                   Ireland                   0%***


MFS Institutional Advisors, Inc.          Delaware                  0%***

MFS Fund Distributors, Inc.               Delaware                  0%***

MFS Retirement Services, Inc.             Delaware                  0%***
Sun Life Financial Services Limited       Bermuda                   0%**
______________________


** 100% of the issued and outstanding voting securities of New London Trust, F.S.B., Sun Life Insurance and Annuity Company of New York, Sun Investment Services Company, Sun Benefit Services Company, Inc., Sun Capital Advisers, Inc., Sun Life Financial Service Limited and Massachusetts Casualty Insurance company are owned by Sun Life Assurance Company of Canada (U.S.).

*** 100% of the issued and outstanding voting securities of Clarendon Insurance agency, Inc., MFS Service Center, Inc., Lifetime Advisers, Inc., MFS Financial Services, Inc., MFS International, Ltd., MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., and MFS Retirement Services, Inc. are owned by Massachusetts Financial Services Company.


**** 100% of the issued and outstanding voting securities of MFS/Sun Life
     Series Trust are owned by separate accounts of Sun Life Assurance Company of Canada (U.S.) and Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York.

+ 93.5% of the issued and outstanding voting securities of Massachusetts Financial Services Company are owned by Sun Life Assurance Company of Canada (U.S.).


     Omitted from the list are subsidiaries of Sun Life Assurance Company of Canada which, considered in the aggregate, would not constitute a "significant subsidiary" (as that term is defined in Rule 8b-2 under Section 8 of the Investment Company Act of 1940) of Sun Life Assurance Company of Canada.

    None of the companies listed is a subsidiary of the Registrants, therefore the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).


ITEM 31. NUMBER OF CONTRACT OWNERS (AS OF MARCH 31, 1997)



                                                   NUMBER OF
                                               CONTRACT OWNERS*

                                           QUALIFIED   NON-QUALIFIED
      REGISTRANT                           CONTRACTS     CONTRACTS
      ----------                           ---------   --------------
Money Market Variable Account                6,420        3,948
High Yield Variable Account                 11,990        6,407
Capital Appreciation Variable Account       15,369        7,858
Government Securities Variable Account       9,821        5,728
World Governments Variable Account             809          521
Total Return Variable Account                3,072        1,625
Managed Sectors Variable Account             1,438          816

____________________
* Number of Compass 2 Contracts participating in the investment experience of the Variable Account.

ITEM 32. INDEMNIFICATION

         Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-Laws of Sun Life Assurance Company of Canada (U.S.), a copy of which was filed as Exhibit 2.1 to Form N-1, provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.). At a meeting held on October 21, 1982, the board of directors of Sun Life Assurance Company of Canada (U.S.) adopted the following resolution with respect to indemnification of the boards of managers of the Registrants.

         "(a) Every person who is or was a member of the board of managers of any separate account of this corporation shall have a right to be indemnified by this corporation against all liability and reasonable expenses incurred by him in connection with or resulting from any claim, action, suit or proceeding in which he may become involved as a party or otherwise by reason of his being or having been a member of the board of managers of any separate account of this corporation, provided (1) said claim, action, suit or proceeding shall be prosecuted to a final determination and he shall be vindicated on the merits, or (2) in the absence of such a final determination vindicating him on the merits, the board of directors shall determine that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the separate accounts and/or the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; said determination to be made by the board of directors acting through a quorum of disinterested directors, or in its absence on the opinion of counsel.

         (b) For purposes of the preceding subsection (a): (1) "liability and reasonable expenses" shall include but not be limited to reasonable counsel fees and disbursements, amounts of any judgment, fine or penalty, and reasonable amounts paid in settlement; (2) "claim, action, suit or proceeding" shall include every such claim, action, suit or proceeding, whether civil or criminal, derivative or otherwise, administrative, judicial or legislative, any appeal relating thereto, and shall include any reasonable apprehension or threat of such a claim, action, suit or proceeding; (3) a settlement, plea of nolo contendere, consent judgment, adverse civil judgment, or conviction shall not of itself create a presumption that the conduct of the person seeking indemnification did not meet the standard of conduct set forth in subsection (a)(2) above.

         (c) Notwithstanding the foregoing, the following limitations shall apply with respect to any action by or in the right of the corporation: (1) no indemnification shall be made in respect of any claim, issue or matter as to which the person seeking indemnification shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court of Chancery or such other court shall deem proper; and (2) indemnification shall extend only to reasonable expenses, including reasonable counsel's fees and disbursements.

         (d) The right of indemnification shall extend to any person otherwise entitled to it under this resolution whether or not that person continues to be a member of the board of managers of any separate account of this corporation at the time such liability or expense shall be incurred.
The right of indemnification shall extend to the legal representative and heirs of any person otherwise entitled to indemnification. If a person meets the requirements of this resolution with respect to some matters in a claim, action, suit, or proceeding, but not with respect to others, he shall be entitled to indemnification as to the former. Advances against liability and expenses may be made by the corporation on terms fixed by the board of directors subject to an obligation to repay if indemnification proves unwarranted.

         (e) This resolution shall not exclude any other rights of indemnification or other rights to which any member of the board of managers of any separate account of the corporation may be entitled to by contract, vote of the stockholders or as a matter of law. If any clause, provision or applications of this resolution shall be determined to be invalid, the other clauses, provisions or applications of this section shall not be affected but shall remain in full force and effect. The provisions of this resolution shall be applicable to claims, actions, suits or proceedings made or commenced after the adoption hereof, whether arising from acts or omissions to act occurring before or after the adoption hereof.

         (f) Nothing contained in this resolution shall be construed to protect any member of the board of managers of any separate account of the corporation against any liability to any separate account, the corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office."

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) and to the boards of managers and officers of the Registrants pursuant to the certificate of incorporation, By-Laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) or the Registrants of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) or the Registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) and/or the Registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 33. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


         Incorporated herein by reference from Item 33 of Part C of Post-Effective Amendment No. 10 to the Registration Statement on Form N-3 of Money Market Variable Account, Reg. No. 33-19628.


ITEM 34. PRINCIPAL UNDERWRITERS

         (a) Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Massachusetts Financial Services Company, acts as general distributor for Registrants, Sun Life of Canada (U.S.) Variable Accounts C, D, E and F and Sun Life (N.Y.) Variable Accounts A, B and C.

         (b)

NAME AND PRINCIPAL          POSITIONS AND OFFICES     POSITIONS AND OFFICES
 BUSINESS ADDRESS*             WITH UNDERWRITER          WITH REGISTRANTS
------------------          ---------------------     ----------------------
A. Keith Brodkin            Chairman and Director     None**
Jeffrey L. Shames           Director                  None
Arnold D. Scott             Director                  None
Cynthia M. Orcutt           President                 None
Bruce C. Avery              Vice President            None
Joseph W. Dello Russo       Treasurer                 None
Stephen E. Cavan            Secretary and Clerk       None
Robert T. Burns             Assistant Secretary       None
Thomas B. Hastings          Assistant Treasurer       None
______________________
* The principal business address of all directors and officers of the principal underwriter except Ms. Orcutt is 500 Boylston Street, Boston, Massachusetts 02116. The principal business address of Ms. Orcutt is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

** Mr. Brodkin is a Director of Sun Life Assurance Company of Canada (U.S.)
   and Sun Life Insurance and Annuity Company of New York.

(c) Inapplicable.

ITEM 35. LOCATION OF ACCOUNTS AND RECORDS

         Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Sun Life Assurance Company of Canada (U.S.), in whole or in part, at its executive office at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181, at the offices of Massachusetts Financial Services Company at 500 Boylston Street, Boston, Massachusetts 02116, at the offices of Sun Life Annuity Service Center at 50 Milk Street, Boston, Massachusetts 02109, or at the offices of the custodian, State Street Bank and Trust Company, at either 225 Franklin Street, Boston, Massachusetts 02110 or 5-West, North Quincy, Massachusetts 02171.

ITEM 36. MANAGEMENT SERVICES

         Registrants assert that all management-related service contracts have been described in the Prospectus or Statement of Additional Information.


ITEM 37. UNDERTAKINGS

         (a) Inapplicable.
         (b) Inapplicable.
         (c) Inapplicable.
         (d) Inapplicable.

         (e) The Insurance Company represents that the fees and charges deducted under the variable insurance contracts, in the aggregate, are reasonable in relation to services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.

                                  SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrants certify that they meet all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and have caused this Amendment to the Registration Statement to be signed on their behalf in the City of Boston and The Commonwealth of Massachusetts on the 25th day of April, 1997.

                                       MONEY MARKET VARIABLE ACCOUNT
                                       HIGH YIELD VARIABLE ACCOUNT
                                       CAPITAL APPRECIATION VARIABLE ACCOUNT
                                       GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                       WORLD GOVERNMENTS VARIABLE ACCOUNT
                                       TOTAL RETURN VARIABLE ACCOUNT
                                       MANAGED SECTORS VARIABLE ACCOUNT
                                                 (Registrants)


By:JAMES R. BORDEWICK, JR.
Name:James R. Bordewick, Jr.
Title:Assistant Secretary

As required by the Securities Act of 1933 and the Investment Company Act of 1940, Sun Life Assurance Company of Canada (U.S.) has caused this Amendment to the Registration Statement to be signed on its behalf in the City of Boston and The Commonwealth of Massachusetts on the 25th day of April, 1997.


                                       SUN LIFE ASSURANCE COMPANY OF
                                          CANADA (U.S.)



                                       By:        JOHN D. MCNEIL*
                                           -----------------------------------
                                       Name:   John D. McNeil
                                       Title:  Chairman

                                       *Executed by By Bonnie S. Angus on
                                       behalf of those indicated pursuant to
                                       Power of Attorney filed with
                                       Post-Effective Amendment No. 7 to the
                                       Registration Statement on Form N-3 of
                                       the Capital Appreciation Variable
                                       Account (File No. 33-19632).

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Registrants and on April 25, 1997.

      SIGNATURE                                     TITLE
      ---------                                     -----


JOHN D. MCNEIL*                  Chairman and Member of the Boards of Managers
----------------------------
John D. McNeil


SAMUEL ADAMS*                    Member of the Boards of Managers
----------------------------
Samuel Adams


GEOFFREY CROFTS*                 Member of the Boards of Managers
----------------------------
Geoffrey Crofts


DAVID D. HORN*                   Member of the Boards of Managers
----------------------------
David D. Horn


GARTH MARSTON*                   Member of the Boards of Managers
----------------------------
Garth Marston


DERWYN F. PHILLIPS*              Member of the Boards of Managers
----------------------------
Derwyn F. Phillips

                                 *By:  JAMES R. BORDEWICK, JR.
                                      ----------------------------------------
                                 Name: James R. Bordewick, Jr.
                                       as Attorney-in-fact

                                 Executed by James R. Bordewick, Jr. on behalf of those indicated pursuant to Power of Attorney filed herewith.

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Registrants on April 29, 1997.


SIGNATURE                                           TITLE

JOHN D. MCNEIL*                  Chairman and Director (Principal Executive
----------------------------     Officer)
John D. McNeil


ROBERT P. VROLYK*                Vice President and Actuary (Principal Financial
----------------------------     & Accounting Officer)
Robert P. Vrolyk


----------------------------     President and Director
Donald A. Stewart


RICHARD B. BAILEY*               Director
----------------------------
Richard B. Bailey


A. KEITH BRODKIN*                Director
----------------------------
A. Keith Brodkin


DAVID D. HORN*                   Senior Vice President and General Manager and
----------------------------     Director
David D. Horn


JOHN S. LANE*                    Director
----------------------------
John S. Lane


ANGUS A. MACNAUGHTON*            Director
----------------------------
Angus A. MacNaughton


M. COLYER CRUM*                  Director
----------------------------
M. Colyer Crum


                                 Senior Vice President and Deputy General
----------------------------     Manager and Director
S. Ceasar Raboy


                                 *By:  BONNIE S. ANGUS
                                       ----------------------------------------
                                 Name: Bonnie S. Angus

                                 Executed by Bonnie S. Angus on behalf
                                 of those indicated pursuant to Power
                                 of Attorney filed with Post-Effective
                                 Amendment No. 7 to the Registration
                                 Statement on Form N-3 of the Capital
                                 Appreciation Variable Account (File
                                 No. 33-19632).

                               POWER OF ATTORNEY

                     CAPITAL APPRECIATION VARIABLE ACCOUNT
                     GOVERNMENT SECURITIES VARIABLE ACCOUNT
                          HIGH YIELD VARIABLE ACCOUNT
                        MANAGED SECTORS VARIABLE ACCOUNT
                         MONEY MARKET VARIABLE ACCOUNT
                         TOTAL RETURN VARIABLE ACCOUNT
                       WORLD GOVERNMENTS VARIABLE ACCOUNT

   The undersigned, Managers and officers of each of Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, Total Return Variable Account and World Governments Variable Account (each, the "Registrant"), hereby severally constitute and appoint Bonnie S. Angus, James R. Bordewick, Jr., Stephen E. Cavan, David D. Horn,
W. Thomas London and John D. McNeil, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as an investment company under the Investment Company Act of 1940 and/or the securities issued by the Registrant under the Securities Act of 1933, granting unto our said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

   IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 6th day of February, 1997.


Signatures                                      Title(s)
----------                                      --------


SAMUEL ADAMS
-------------------------------  Manager
Samuel Adams


GEOFFREY CROFTS
-------------------------------  Manager
Geoffrey Crofts

DAVID D. HORN
-------------------------------  Manager
David D. Horn


GARTH MARSTON
-------------------------------  Manager
Garth Marston


JOHN D. MCNEIL
-------------------------------  Chairman of the Board; Manager; and Principal
John D. McNeil                    Executive Officer



DERWYN PHILLIPS
-------------------------------  Manager
Derwyn Phillips



W. THOMAS LONDON
-------------------------------  Principal Financial and Accounting Officer
W. Thomas London

                              INDEX TO EXHIBITS


EXHIBIT NO.                DESCRIPTION OF EXHIBIT                 PAGE NO.
-----------                ----------------------                 --------

    13             Consent of Deloitte & Touche, LLP.

    17             Financial Data Schedules meeting the
                   requirements of Rule 483 under the
                   Securities Act of 1933.